UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2026

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Women's Leadership Fund Fidelity® Women's Leadership Fund : FWOMX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Women's Leadership Fund	$ 79	0.67%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within communication services, where our picks in media & entertainment helped most. Security selection in information technology and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Alphabet gained 141% and was the top individual relative contributor. The stock was among the fund's largest holdings. The second-largest relative contributor was an overweight in NVIDIA (+83%). The company was the fund's biggest holding. Another notable relative contributor was our non-benchmark stake in GE Vernova (+195%). The company was among the fund's biggest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in energy. Stock picking and an underweight in materials also hampered the fund's result. Also hurting our result was an underweight in information technology.
•The biggest individual relative detractor was an underweight in Western Digital (+745%). This was a position we established this period. The stock was one of the fund's biggest holdings at period end. The second-largest relative detractor this period was avoiding Advanced Micro Devices, a benchmark component that gained 113%. Not owning Analog Devices, a benchmark component that gained approximately 109%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Women's Leadership Fund	38.46%	8.59%	12.80%
MSCI USA Women's Leadership Index	16.07%	4.43%	8.86%
Russell 3000® Index	31.01%	11.91%	14.88%
A   From May 1, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$170,418,920
Number of Holdings	93
Total Advisory Fee	$861,029
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	13.3
Financials	11.4
Health Care	10.9
Consumer Discretionary	10.0
Communication Services	8.7
Consumer Staples	4.4
Materials	2.7
Energy	2.4
Real Estate	2.1
Utilities	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Italy - 1.0
Canada - 1.0
United Kingdom - 0.9
Belgium - 0.8
Netherlands - 0.7
Japan - 0.6
Australia - 0.5
Chile - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.6
Apple Inc	6.5
Microsoft Corp	4.8
Amazon.com Inc	4.6
Alphabet Inc Class A	3.8
Alphabet Inc Class C	3.2
JPMorgan Chase & Co	2.0
Eli Lilly & Co	1.9
Micron Technology Inc	1.8
GE Vernova Inc	1.6
37.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913298.101    3396-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class Z : FWOZX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 67	0.57%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within communication services, where our picks in media & entertainment helped most. Security selection in information technology and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Alphabet gained 141% and was the top individual relative contributor. The stock was among the fund's largest holdings. The second-largest relative contributor was an overweight in NVIDIA (+83%). The company was the fund's biggest holding. Another notable relative contributor was our non-benchmark stake in GE Vernova (+195%). The company was among the fund's biggest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in energy. Stock picking and an underweight in materials also hampered the fund's result. Also hurting our result was an underweight in information technology.
•The biggest individual relative detractor was an underweight in Western Digital (+745%). This was a position we established this period. The stock was one of the fund's biggest holdings at period end. The second-largest relative detractor this period was avoiding Advanced Micro Devices, a benchmark component that gained 113%. Not owning Analog Devices, a benchmark component that gained approximately 109%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	38.65%	8.77%	12.98%
MSCI USA Women's Leadership Index	16.07%	4.43%	8.86%
Russell 3000® Index	31.01%	11.91%	14.88%
A   From May 1, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$170,418,920
Number of Holdings	93
Total Advisory Fee	$861,029
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	13.3
Financials	11.4
Health Care	10.9
Consumer Discretionary	10.0
Communication Services	8.7
Consumer Staples	4.4
Materials	2.7
Energy	2.4
Real Estate	2.1
Utilities	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Italy - 1.0
Canada - 1.0
United Kingdom - 0.9
Belgium - 0.8
Netherlands - 0.7
Japan - 0.6
Australia - 0.5
Chile - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.6
Apple Inc	6.5
Microsoft Corp	4.8
Amazon.com Inc	4.6
Alphabet Inc Class A	3.8
Alphabet Inc Class C	3.2
JPMorgan Chase & Co	2.0
Eli Lilly & Co	1.9
Micron Technology Inc	1.8
GE Vernova Inc	1.6
37.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913303.101    3401-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class M : FWOEX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 144	1.22%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within communication services, where our picks in media & entertainment helped most. Security selection in information technology and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Alphabet gained 141% and was the top individual relative contributor. The stock was among the fund's largest holdings. The second-largest relative contributor was an overweight in NVIDIA (+83%). The company was the fund's biggest holding. Another notable relative contributor was our non-benchmark stake in GE Vernova (+195%). The company was among the fund's biggest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in energy. Stock picking and an underweight in materials also hampered the fund's result. Also hurting our result was an underweight in information technology.
•The biggest individual relative detractor was an underweight in Western Digital (+745%). This was a position we established this period. The stock was one of the fund's biggest holdings at period end. The second-largest relative detractor this period was avoiding Advanced Micro Devices, a benchmark component that gained 113%. Not owning Analog Devices, a benchmark component that gained approximately 109%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	32.93%	7.28%	11.66%
Class M (without 3.50% sales charge)	37.75%	8.04%	12.23%
MSCI USA Women's Leadership Index	16.07%	4.43%	8.86%
Russell 3000® Index	31.01%	11.91%	14.88%
A   From May 1, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$170,418,920
Number of Holdings	93
Total Advisory Fee	$861,029
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	13.3
Financials	11.4
Health Care	10.9
Consumer Discretionary	10.0
Communication Services	8.7
Consumer Staples	4.4
Materials	2.7
Energy	2.4
Real Estate	2.1
Utilities	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Italy - 1.0
Canada - 1.0
United Kingdom - 0.9
Belgium - 0.8
Netherlands - 0.7
Japan - 0.6
Australia - 0.5
Chile - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.6
Apple Inc	6.5
Microsoft Corp	4.8
Amazon.com Inc	4.6
Alphabet Inc Class A	3.8
Alphabet Inc Class C	3.2
JPMorgan Chase & Co	2.0
Eli Lilly & Co	1.9
Micron Technology Inc	1.8
GE Vernova Inc	1.6
37.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913301.101    3399-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class I : FWMNX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 82	0.69%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within communication services, where our picks in media & entertainment helped most. Security selection in information technology and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Alphabet gained 141% and was the top individual relative contributor. The stock was among the fund's largest holdings. The second-largest relative contributor was an overweight in NVIDIA (+83%). The company was the fund's biggest holding. Another notable relative contributor was our non-benchmark stake in GE Vernova (+195%). The company was among the fund's biggest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in energy. Stock picking and an underweight in materials also hampered the fund's result. Also hurting our result was an underweight in information technology.
•The biggest individual relative detractor was an underweight in Western Digital (+745%). This was a position we established this period. The stock was one of the fund's biggest holdings at period end. The second-largest relative detractor this period was avoiding Advanced Micro Devices, a benchmark component that gained 113%. Not owning Analog Devices, a benchmark component that gained approximately 109%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class I	38.49%	8.64%	12.84%
MSCI USA Women's Leadership Index	16.07%	4.43%	8.86%
Russell 3000® Index	31.01%	11.91%	14.88%
A   From May 1, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$170,418,920
Number of Holdings	93
Total Advisory Fee	$861,029
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	13.3
Financials	11.4
Health Care	10.9
Consumer Discretionary	10.0
Communication Services	8.7
Consumer Staples	4.4
Materials	2.7
Energy	2.4
Real Estate	2.1
Utilities	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Italy - 1.0
Canada - 1.0
United Kingdom - 0.9
Belgium - 0.8
Netherlands - 0.7
Japan - 0.6
Australia - 0.5
Chile - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.6
Apple Inc	6.5
Microsoft Corp	4.8
Amazon.com Inc	4.6
Alphabet Inc Class A	3.8
Alphabet Inc Class C	3.2
JPMorgan Chase & Co	2.0
Eli Lilly & Co	1.9
Micron Technology Inc	1.8
GE Vernova Inc	1.6
37.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913302.101    3400-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class C : FWOCX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 203	1.72%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within communication services, where our picks in media & entertainment helped most. Security selection in information technology and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Alphabet gained 141% and was the top individual relative contributor. The stock was among the fund's largest holdings. The second-largest relative contributor was an overweight in NVIDIA (+83%). The company was the fund's biggest holding. Another notable relative contributor was our non-benchmark stake in GE Vernova (+195%). The company was among the fund's biggest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in energy. Stock picking and an underweight in materials also hampered the fund's result. Also hurting our result was an underweight in information technology.
•The biggest individual relative detractor was an underweight in Western Digital (+745%). This was a position we established this period. The stock was one of the fund's biggest holdings at period end. The second-largest relative detractor this period was avoiding Advanced Micro Devices, a benchmark component that gained 113%. Not owning Analog Devices, a benchmark component that gained approximately 109%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	36.07%	7.51%	11.68%
Class C	37.07%	7.51%	11.68%
MSCI USA Women's Leadership Index	16.07%	4.43%	8.86%
Russell 3000® Index	31.01%	11.91%	14.88%
A   From May 1, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$170,418,920
Number of Holdings	93
Total Advisory Fee	$861,029
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	13.3
Financials	11.4
Health Care	10.9
Consumer Discretionary	10.0
Communication Services	8.7
Consumer Staples	4.4
Materials	2.7
Energy	2.4
Real Estate	2.1
Utilities	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Italy - 1.0
Canada - 1.0
United Kingdom - 0.9
Belgium - 0.8
Netherlands - 0.7
Japan - 0.6
Australia - 0.5
Chile - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.6
Apple Inc	6.5
Microsoft Corp	4.8
Amazon.com Inc	4.6
Alphabet Inc Class A	3.8
Alphabet Inc Class C	3.2
JPMorgan Chase & Co	2.0
Eli Lilly & Co	1.9
Micron Technology Inc	1.8
GE Vernova Inc	1.6
37.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913300.101    3398-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class A : FWOAX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 115	0.97%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within communication services, where our picks in media & entertainment helped most. Security selection in information technology and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Alphabet gained 141% and was the top individual relative contributor. The stock was among the fund's largest holdings. The second-largest relative contributor was an overweight in NVIDIA (+83%). The company was the fund's biggest holding. Another notable relative contributor was our non-benchmark stake in GE Vernova (+195%). The company was among the fund's biggest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in energy. Stock picking and an underweight in materials also hampered the fund's result. Also hurting our result was an underweight in information technology.
•The biggest individual relative detractor was an underweight in Western Digital (+745%). This was a position we established this period. The stock was one of the fund's biggest holdings at period end. The second-largest relative detractor this period was avoiding Advanced Micro Devices, a benchmark component that gained 113%. Not owning Analog Devices, a benchmark component that gained approximately 109%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	30.13%	7.05%	11.57%
Class A (without 5.75% sales charge)	38.07%	8.32%	12.52%
MSCI USA Women's Leadership Index	16.07%	4.43%	8.86%
Russell 3000® Index	31.01%	11.91%	14.88%
A   From May 1, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$170,418,920
Number of Holdings	93
Total Advisory Fee	$861,029
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Industrials	13.3
Financials	11.4
Health Care	10.9
Consumer Discretionary	10.0
Communication Services	8.7
Consumer Staples	4.4
Materials	2.7
Energy	2.4
Real Estate	2.1
Utilities	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
Italy - 1.0
Canada - 1.0
United Kingdom - 0.9
Belgium - 0.8
Netherlands - 0.7
Japan - 0.6
Australia - 0.5
Chile - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.6
Apple Inc	6.5
Microsoft Corp	4.8
Amazon.com Inc	4.6
Alphabet Inc Class A	3.8
Alphabet Inc Class C	3.2
JPMorgan Chase & Co	2.0
Eli Lilly & Co	1.9
Micron Technology Inc	1.8
GE Vernova Inc	1.6
37.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913299.101    3397-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® U.S. Low Volatility Equity Fund Fidelity® U.S. Low Volatility Equity Fund : FULVX

This annual shareholder report contains information about Fidelity® U.S. Low Volatility Equity Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® U.S. Low Volatility Equity Fund	$ 71	0.70%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Minimum Volatility Index for the fiscal year, especially within information technology. Stock picks in health care also hampered the fund's result. Also detracting from our result were picks and an overweight in consumer staples.
•The biggest individual relative detractor was an underweight in Amphenol (+93%). This was an investment we established this period. Not owning Corning, a benchmark component that gained roughly 276%, was a second notable relative detractor. Another notable relative detractor was a non-benchmark stake in SAP (-41%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in communication services. Stock picks in industrials also boosted the fund's relative performance. Also contributing to our result were stock picks and an overweight in utilities.
•The top individual relative contributor was an overweight in Alphabet (+144%). The company was the fund's largest holding at period end. A non-benchmark stake in AngloGold Ashanti gained roughly 94% and was a second notable relative contributor. The security was not held at period end. Another relative contributor this period was avoiding Roper Technologies, a benchmark component that returned -36%.
•Notable changes in positioning include higher allocations to the energy and utilities sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 5, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® U.S. Low Volatility Equity Fund	3.56%	4.97%	6.21%
MSCI USA Minimum Volatility Index	4.00%	7.42%	8.35%
Russell 3000® Index	31.01%	11.91%	15.18%
A   From November 5, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$18,586,638
Number of Holdings	125
Total Advisory Fee	$97,966
Portfolio Turnover	56%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.2
Health Care	17.4
Consumer Staples	13.4
Utilities	12.1
Financials	10.5
Industrials	5.8
Communication Services	5.1
Energy	4.7
Consumer Discretionary	3.1
Real Estate	2.0
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Domestic Equity Funds - 0.5
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 98.2
United Kingdom - 1.2
Germany - 0.6

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class A	1.4
Zoom Communications Inc Class A	1.3
Chubb Ltd	1.2
Astrazeneca PLC	1.2
Visa Inc Class A	1.2
Johnson & Johnson	1.2
Travelers Companies Inc/The	1.2
O'Reilly Automotive Inc	1.2
Gilead Sciences Inc	1.2
Cisco Systems Inc	1.2
12.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's prospectus, which is dated June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund closed to new investors on October 3rd, 2025, in anticipation of its merger shortly after its target end date of May 8th, 2026.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913305.101    5029-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short Duration High Income Fund Fidelity® Short Duration High Income Fund : FSAHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Short Duration High Income Fund	$ 76	0.72%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.27% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics. Security selection in telecommunications also boosted the fund's relative result, as did security selection and an overweight in energy.
•The top individual relative contributor was an overweight in EchoStar (+51%). The company was the fund's top holding this period. A non-benchmark stake in Wolfspeed gained about 104% and was a second notable relative contributor. It helped to hold a non-benchmark stake in Riot Platforms (+38%). This was an investment we established this period.
•In contrast, the biggest detractor from performance versus the Composite index was security selection in retail. Security selection in the utility sector also hampered the fund's result.
•The biggest individual relative detractor was an overweight in Saks Global Enterprises (-98%). A second notable relative detractor was a non-benchmark stake in Ambipar Lux Sarl (-74%). This was a stake we established this period. Another notable relative detractor was a non-benchmark stake in Sunnova Energy (-99%).
•Notable changes in positioning include higher allocations to the utility and telecommunications industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Short Duration High Income Fund	9.66%	4.64%	4.79%
Fidelity Short Duration High Income Fund Composite Index℠	7.81%	5.02%	5.42%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	8.09%	4.80%	5.39%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$332,576,591
Number of Holdings	568
Total Advisory Fee	$1,997,993
Portfolio Turnover	88%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 5.8
BB - 36.2
B - 38.1
CCC,CC,C - 12.3
D - 0.1
Not Rated - 4.6
Equities - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 76.6
Bank Loan Obligations - 14.7
Preferred Securities - 5.6
Preferred Stocks - 0.4
Asset-Backed Securities - 0.2
Common Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.3
Canada - 2.6
United Kingdom - 1.6
France - 0.9
Switzerland - 0.6
Brazil - 0.6
Grand Cayman (UK Overseas Ter) - 0.5
Luxembourg - 0.4
Colombia - 0.4
Others - 4.1

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	1.6
Citigroup Inc	1.1
EchoStar Corp	1.0
CoreWeave Inc	1.0
Sunoco LP	1.0
Cloud Software Group Inc	1.0
Vistra Operations Co LLC	0.9
CCO Holdings LLC / CCO Holdings Capital Corp	0.9
Univision Communications Inc	0.9
1011778 BC ULC / New Red Finance Inc	0.9
10.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913276.101    2580-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class Z : FIJWX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 69	0.66%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.27% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics. Security selection in telecommunications also boosted the fund's relative result, as did security selection and an overweight in energy.
•The top individual relative contributor was an overweight in EchoStar (+51%). The company was the fund's top holding this period. A non-benchmark stake in Wolfspeed gained about 104% and was a second notable relative contributor. It helped to hold a non-benchmark stake in Riot Platforms (+38%). This was an investment we established this period.
•In contrast, the biggest detractor from performance versus the Composite index was security selection in retail. Security selection in the utility sector also hampered the fund's result.
•The biggest individual relative detractor was an overweight in Saks Global Enterprises (-98%). A second notable relative detractor was a non-benchmark stake in Ambipar Lux Sarl (-74%). This was a stake we established this period. Another notable relative detractor was a non-benchmark stake in Sunnova Energy (-99%).
•Notable changes in positioning include higher allocations to the utility and telecommunications industries.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	9.63%	4.72%	4.60%
Fidelity Short Duration High Income Fund Composite Index℠	7.81%	5.02%	5.21%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	8.09%	4.80%	4.99%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.37%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$332,576,591
Number of Holdings	568
Total Advisory Fee	$1,997,993
Portfolio Turnover	88%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 5.8
BB - 36.2
B - 38.1
CCC,CC,C - 12.3
D - 0.1
Not Rated - 4.6
Equities - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 76.6
Bank Loan Obligations - 14.7
Preferred Securities - 5.6
Preferred Stocks - 0.4
Asset-Backed Securities - 0.2
Common Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.3
Canada - 2.6
United Kingdom - 1.6
France - 0.9
Switzerland - 0.6
Brazil - 0.6
Grand Cayman (UK Overseas Ter) - 0.5
Luxembourg - 0.4
Colombia - 0.4
Others - 4.1

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	1.6
Citigroup Inc	1.1
EchoStar Corp	1.0
CoreWeave Inc	1.0
Sunoco LP	1.0
Cloud Software Group Inc	1.0
Vistra Operations Co LLC	0.9
CCO Holdings LLC / CCO Holdings Capital Corp	0.9
Univision Communications Inc	0.9
1011778 BC ULC / New Red Finance Inc	0.9
10.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913281.101    3289-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class M : FSEHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 105	1.00%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.27% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics. Security selection in telecommunications also boosted the fund's relative result, as did security selection and an overweight in energy.
•The top individual relative contributor was an overweight in EchoStar (+51%). The company was the fund's top holding this period. A non-benchmark stake in Wolfspeed gained about 104% and was a second notable relative contributor. It helped to hold a non-benchmark stake in Riot Platforms (+38%). This was an investment we established this period.
•In contrast, the biggest detractor from performance versus the Composite index was security selection in retail. Security selection in the utility sector also hampered the fund's result.
•The biggest individual relative detractor was an overweight in Saks Global Enterprises (-98%). A second notable relative detractor was a non-benchmark stake in Ambipar Lux Sarl (-74%). This was a stake we established this period. Another notable relative detractor was a non-benchmark stake in Sunnova Energy (-99%).
•Notable changes in positioning include higher allocations to the utility and telecommunications industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 4.00% sales charge)	4.98%	3.52%	4.11%
Class M (without 4.00% sales charge)	9.36%	4.37%	4.54%
Fidelity Short Duration High Income Fund Composite Index℠	7.81%	5.02%	5.42%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	8.09%	4.80%	5.39%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$332,576,591
Number of Holdings	568
Total Advisory Fee	$1,997,993
Portfolio Turnover	88%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 5.8
BB - 36.2
B - 38.1
CCC,CC,C - 12.3
D - 0.1
Not Rated - 4.6
Equities - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 76.6
Bank Loan Obligations - 14.7
Preferred Securities - 5.6
Preferred Stocks - 0.4
Asset-Backed Securities - 0.2
Common Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.3
Canada - 2.6
United Kingdom - 1.6
France - 0.9
Switzerland - 0.6
Brazil - 0.6
Grand Cayman (UK Overseas Ter) - 0.5
Luxembourg - 0.4
Colombia - 0.4
Others - 4.1

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	1.6
Citigroup Inc	1.1
EchoStar Corp	1.0
CoreWeave Inc	1.0
Sunoco LP	1.0
Cloud Software Group Inc	1.0
Vistra Operations Co LLC	0.9
CCO Holdings LLC / CCO Holdings Capital Corp	0.9
Univision Communications Inc	0.9
1011778 BC ULC / New Red Finance Inc	0.9
10.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913279.101    2583-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class I : FSFHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 78	0.74%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.27% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics. Security selection in telecommunications also boosted the fund's relative result, as did security selection and an overweight in energy.
•The top individual relative contributor was an overweight in EchoStar (+51%). The company was the fund's top holding this period. A non-benchmark stake in Wolfspeed gained about 104% and was a second notable relative contributor. It helped to hold a non-benchmark stake in Riot Platforms (+38%). This was an investment we established this period.
•In contrast, the biggest detractor from performance versus the Composite index was security selection in retail. Security selection in the utility sector also hampered the fund's result.
•The biggest individual relative detractor was an overweight in Saks Global Enterprises (-98%). A second notable relative detractor was a non-benchmark stake in Ambipar Lux Sarl (-74%). This was a stake we established this period. Another notable relative detractor was a non-benchmark stake in Sunnova Energy (-99%).
•Notable changes in positioning include higher allocations to the utility and telecommunications industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	9.63%	4.63%	4.79%
Fidelity Short Duration High Income Fund Composite Index℠	7.81%	5.02%	5.42%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	8.09%	4.80%	5.39%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$332,576,591
Number of Holdings	568
Total Advisory Fee	$1,997,993
Portfolio Turnover	88%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 5.8
BB - 36.2
B - 38.1
CCC,CC,C - 12.3
D - 0.1
Not Rated - 4.6
Equities - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 76.6
Bank Loan Obligations - 14.7
Preferred Securities - 5.6
Preferred Stocks - 0.4
Asset-Backed Securities - 0.2
Common Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.3
Canada - 2.6
United Kingdom - 1.6
France - 0.9
Switzerland - 0.6
Brazil - 0.6
Grand Cayman (UK Overseas Ter) - 0.5
Luxembourg - 0.4
Colombia - 0.4
Others - 4.1

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	1.6
Citigroup Inc	1.1
EchoStar Corp	1.0
CoreWeave Inc	1.0
Sunoco LP	1.0
Cloud Software Group Inc	1.0
Vistra Operations Co LLC	0.9
CCO Holdings LLC / CCO Holdings Capital Corp	0.9
Univision Communications Inc	0.9
1011778 BC ULC / New Red Finance Inc	0.9
10.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913280.101    2584-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class C : FSDHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 182	1.75%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.27% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics. Security selection in telecommunications also boosted the fund's relative result, as did security selection and an overweight in energy.
•The top individual relative contributor was an overweight in EchoStar (+51%). The company was the fund's top holding this period. A non-benchmark stake in Wolfspeed gained about 104% and was a second notable relative contributor. It helped to hold a non-benchmark stake in Riot Platforms (+38%). This was an investment we established this period.
•In contrast, the biggest detractor from performance versus the Composite index was security selection in retail. Security selection in the utility sector also hampered the fund's result.
•The biggest individual relative detractor was an overweight in Saks Global Enterprises (-98%). A second notable relative detractor was a non-benchmark stake in Ambipar Lux Sarl (-74%). This was a stake we established this period. Another notable relative detractor was a non-benchmark stake in Sunnova Energy (-99%).
•Notable changes in positioning include higher allocations to the utility and telecommunications industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	7.54%	3.59%	3.90%
Class C	8.54%	3.59%	3.90%
Fidelity Short Duration High Income Fund Composite Index℠	7.81%	5.02%	5.42%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	8.09%	4.80%	5.39%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$332,576,591
Number of Holdings	568
Total Advisory Fee	$1,997,993
Portfolio Turnover	88%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 5.8
BB - 36.2
B - 38.1
CCC,CC,C - 12.3
D - 0.1
Not Rated - 4.6
Equities - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 76.6
Bank Loan Obligations - 14.7
Preferred Securities - 5.6
Preferred Stocks - 0.4
Asset-Backed Securities - 0.2
Common Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.3
Canada - 2.6
United Kingdom - 1.6
France - 0.9
Switzerland - 0.6
Brazil - 0.6
Grand Cayman (UK Overseas Ter) - 0.5
Luxembourg - 0.4
Colombia - 0.4
Others - 4.1

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	1.6
Citigroup Inc	1.1
EchoStar Corp	1.0
CoreWeave Inc	1.0
Sunoco LP	1.0
Cloud Software Group Inc	1.0
Vistra Operations Co LLC	0.9
CCO Holdings LLC / CCO Holdings Capital Corp	0.9
Univision Communications Inc	0.9
1011778 BC ULC / New Red Finance Inc	0.9
10.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913278.101    2582-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class A : FSBHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 105	1.00%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.27% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics. Security selection in telecommunications also boosted the fund's relative result, as did security selection and an overweight in energy.
•The top individual relative contributor was an overweight in EchoStar (+51%). The company was the fund's top holding this period. A non-benchmark stake in Wolfspeed gained about 104% and was a second notable relative contributor. It helped to hold a non-benchmark stake in Riot Platforms (+38%). This was an investment we established this period.
•In contrast, the biggest detractor from performance versus the Composite index was security selection in retail. Security selection in the utility sector also hampered the fund's result.
•The biggest individual relative detractor was an overweight in Saks Global Enterprises (-98%). A second notable relative detractor was a non-benchmark stake in Ambipar Lux Sarl (-74%). This was a stake we established this period. Another notable relative detractor was a non-benchmark stake in Sunnova Energy (-99%).
•Notable changes in positioning include higher allocations to the utility and telecommunications industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 4.00% sales charge)	4.98%	3.52%	4.11%
Class A (without 4.00% sales charge)	9.35%	4.36%	4.54%
Fidelity Short Duration High Income Fund Composite Index℠	7.81%	5.02%	5.42%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	8.09%	4.80%	5.39%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$332,576,591
Number of Holdings	568
Total Advisory Fee	$1,997,993
Portfolio Turnover	88%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 5.8
BB - 36.2
B - 38.1
CCC,CC,C - 12.3
D - 0.1
Not Rated - 4.6
Equities - 0.6
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 76.6
Bank Loan Obligations - 14.7
Preferred Securities - 5.6
Preferred Stocks - 0.4
Asset-Backed Securities - 0.2
Common Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.3
Canada - 2.6
United Kingdom - 1.6
France - 0.9
Switzerland - 0.6
Brazil - 0.6
Grand Cayman (UK Overseas Ter) - 0.5
Luxembourg - 0.4
Colombia - 0.4
Others - 4.1

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	1.6
Citigroup Inc	1.1
EchoStar Corp	1.0
CoreWeave Inc	1.0
Sunoco LP	1.0
Cloud Software Group Inc	1.0
Vistra Operations Co LLC	0.9
CCO Holdings LLC / CCO Holdings Capital Corp	0.9
Univision Communications Inc	0.9
1011778 BC ULC / New Red Finance Inc	0.9
10.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913277.101    2581-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Series High Income Fund Fidelity® Series High Income Fund : FSHNX

This annual shareholder report contains information about Fidelity® Series High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series High Income Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.91% and contributed to performance versus the benchmark ICE BofA US High Yield Constrained Index for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics. Picks in energy and telecommunications also boosted the fund's relative result.
•The top individual relative contributor was a non-benchmark stake in Mesquite Energy (+122%), which was the largest holding for the 12 months. A second notable relative contributor was an overweight in Hughes Satellite Systems (+89%). It was one of the fund's top holdings. A non-benchmark stake in MKS gained roughly 182% and notably helped.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in retail. An overweight in technology & electronics also hurt, as did our picks in services.
•The largest individual relative detractor was an overweight in Saks Global Enterprises (-98%). A non-benchmark stake in Ambipar Lux Sarl returned -78% and was a second notable relative detractor. This was a stake we established this period. An overweight in Sunnova Energy (-99%) also hurt.
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to media.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series High Income Fund	12.85%	5.43%	6.39%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.80%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$1,645,798,789
Number of Holdings	826
Total Advisory Fee	$0
Portfolio Turnover	73%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 0.3
BBB - 6.0
BB - 37.5
B - 30.1
CCC,CC,C - 12.7
D - 0.2
Not Rated - 5.6
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 6.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 77.1
Bank Loan Obligations - 8.9
Preferred Securities - 4.6
Alternative Funds - 1.2
Common Stocks - 0.8
Preferred Stocks - 0.5
U.S. Treasury Obligations - 0.3
Asset-Backed Securities - 0.2
CMOs and Other Mortgage Related Securities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 6.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.4
Canada - 2.4
France - 1.6
United Kingdom - 1.6
Ireland - 0.6
Switzerland - 0.5
Brazil - 0.5
Luxembourg - 0.5
Colombia - 0.5
Others - 3.4

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	1.5
Fidelity Private Credit Company LLC	1.2
CCO Holdings LLC / CCO Holdings Capital Corp	1.2
1261229 BC Ltd	1.1
NRG Energy Inc	1.0
Sunoco LP	1.0
Citigroup Inc	0.9
Altice France SA	0.8
EchoStar Corp	0.8
Carnival Corp	0.8
10.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913268.101    2269-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI High Income Fund Fidelity® SAI High Income Fund : FSHGX

This annual shareholder report contains information about Fidelity® SAI High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI High Income Fund	$ 57	0.53%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds rose 10.54% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, led by telecommunications. Security selection in energy and technology & electronics also boosted the fund's relative result.
•The top individual relative contributor was a stake in EchoStar (+107%), which was among the fund's biggest holdings this period. A non-benchmark stake in Mesquite Energy gained 124% and was a second notable relative contributor. The company was one of the fund's top holdings for the 12 months. A non-benchmark stake in Wolfspeed gained approximately 93% and notably helped.
•In contrast, the primary detractor from performance versus the benchmark was security selection in retail. Also hurting our result were our choices in sovereign and services.
•The largest individual relative detractor was a non-benchmark stake in Ambipar Lux Sarl (-78%). This was a stake we established this period. A non-benchmark investment in U.S. Treasury notes gained about 3% and was a second notable relative detractor. The company was the fund's largest holding. An overweight in Saks Global Enterprises (-99%) also hurt.
•Notable changes in positioning include lower allocations to the leisure and capital goods industries.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 13, 2021 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI High Income Fund	12.49%	4.70%
ICE® BofA® US High Yield Constrained Index	8.71%	4.37%
Bloomberg U.S. Universal Bond Index	4.59%	0.60%
A   From May 13, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$2,643,290,076
Number of Holdings	731
Total Advisory Fee	$14,546,098
Portfolio Turnover	90%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.2
BBB - 4.9
BB - 35.9
B - 29.3
CCC,CC,C - 15.1
D - 0.3
Not Rated - 6.2
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 78.6
Bank Loan Obligations - 8.7
Preferred Securities - 2.8
U.S. Treasury Obligations - 2.2
Alternative Funds - 1.6
Common Stocks - 0.8
Preferred Stocks - 0.5
Asset-Backed Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.1
Canada - 2.0
France - 1.9
United Kingdom - 1.2
Luxembourg - 1.1
Ghana - 1.0
Switzerland - 0.9
Colombia - 0.7
Ireland - 0.7
Others - 4.4

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.0
Fidelity Private Credit Company LLC	1.6
PG&E Corp	1.2
Sunoco LP	1.1
1261229 BC Ltd	1.1
Celanese US Holdings LLC	1.0
NRG Energy Inc	1.0
CHS/Community Health Systems Inc	1.0
CoreWeave Inc	0.9
Oracle Corp	0.9
11.8
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913306.101    6345-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity® High Income Fund : SPHIX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® High Income Fund	$ 70	0.66%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 10.44% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in technology & electronics and energy also boosted the fund's relative result.
•The top individual relative contributor was a stake in EchoStar (+122%). The company was among the fund's biggest holdings this period. A non-benchmark stake in Mesquite Energy gained about 120% and was a second notable relative contributor. It was among the fund's largest holdings for the 12 months. A non-benchmark stake in Wolfspeed gained 94% and notably helped.
•In contrast, the primary detractor from performance versus the benchmark was security selection in retail. Security selection in sovereign also hampered the fund's result. Also detracting from our result was an overweight in technology & electronics.
•A non-benchmark stake in Ambipar Lux Sarl returned -78% and was the largest individual relative detractor. This was a stake we established this period. A second notable relative detractor was an overweight in Saks Global Enterprises (-99%). An overweight in Cornerstone Building Brands (-32%) also detracted.
•Notable changes in positioning include decreased exposure to the leisure industry and a higher allocation to basic industry.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® High Income Fund	12.02%	4.47%	5.42%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.80%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$3,013,278,932
Number of Holdings	742
Total Advisory Fee	$19,507,210
Portfolio Turnover	78%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.4
BBB - 5.3
BB - 36.2
B - 29.5
CCC,CC,C - 15.8
D - 0.2
Not Rated - 4.5
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 80.1
Bank Loan Obligations - 8.4
Preferred Securities - 3.0
U.S. Treasury Obligations - 2.4
Common Stocks - 0.8
Preferred Stocks - 0.5
Asset-Backed Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.0
Canada - 2.1
France - 2.0
United Kingdom - 1.2
Luxembourg - 1.1
Ghana - 1.0
Switzerland - 1.0
Colombia - 0.7
Ireland - 0.7
Others - 4.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.2
1261229 BC Ltd	1.2
PG&E Corp	1.1
Sunoco LP	1.1
Celanese US Holdings LLC	1.0
CHS/Community Health Systems Inc	1.0
NRG Energy Inc	1.0
Altice France SA	1.0
Oracle Corp	0.9
CoreWeave Inc	0.9
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913259.101    455-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class Z : FGUMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 64	0.60%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 10.44% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in technology & electronics and energy also boosted the fund's relative result.
•The top individual relative contributor was a stake in EchoStar (+122%). The company was among the fund's biggest holdings this period. A non-benchmark stake in Mesquite Energy gained about 120% and was a second notable relative contributor. It was among the fund's largest holdings for the 12 months. A non-benchmark stake in Wolfspeed gained 94% and notably helped.
•In contrast, the primary detractor from performance versus the benchmark was security selection in retail. Security selection in sovereign also hampered the fund's result. Also detracting from our result was an overweight in technology & electronics.
•A non-benchmark stake in Ambipar Lux Sarl returned -78% and was the largest individual relative detractor. This was a stake we established this period. A second notable relative detractor was an overweight in Saks Global Enterprises (-99%). An overweight in Cornerstone Building Brands (-32%) also detracted.
•Notable changes in positioning include decreased exposure to the leisure industry and a higher allocation to basic industry.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	12.10%	4.51%	5.01%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.55%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.42%
A   From December 4, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$3,013,278,932
Number of Holdings	742
Total Advisory Fee	$19,507,210
Portfolio Turnover	78%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.4
BBB - 5.3
BB - 36.2
B - 29.5
CCC,CC,C - 15.8
D - 0.2
Not Rated - 4.5
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 80.1
Bank Loan Obligations - 8.4
Preferred Securities - 3.0
U.S. Treasury Obligations - 2.4
Common Stocks - 0.8
Preferred Stocks - 0.5
Asset-Backed Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.0
Canada - 2.1
France - 2.0
United Kingdom - 1.2
Luxembourg - 1.1
Ghana - 1.0
Switzerland - 1.0
Colombia - 0.7
Ireland - 0.7
Others - 4.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.2
1261229 BC Ltd	1.2
PG&E Corp	1.1
Sunoco LP	1.1
Celanese US Holdings LLC	1.0
CHS/Community Health Systems Inc	1.0
NRG Energy Inc	1.0
Altice France SA	1.0
Oracle Corp	0.9
CoreWeave Inc	0.9
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913258.101    3316-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class M : FGRMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 101	0.95%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 10.44% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in technology & electronics and energy also boosted the fund's relative result.
•The top individual relative contributor was a stake in EchoStar (+122%). The company was among the fund's biggest holdings this period. A non-benchmark stake in Mesquite Energy gained about 120% and was a second notable relative contributor. It was among the fund's largest holdings for the 12 months. A non-benchmark stake in Wolfspeed gained 94% and notably helped.
•In contrast, the primary detractor from performance versus the benchmark was security selection in retail. Security selection in sovereign also hampered the fund's result. Also detracting from our result was an overweight in technology & electronics.
•A non-benchmark stake in Ambipar Lux Sarl returned -78% and was the largest individual relative detractor. This was a stake we established this period. A second notable relative detractor was an overweight in Saks Global Enterprises (-99%). An overweight in Cornerstone Building Brands (-32%) also detracted.
•Notable changes in positioning include decreased exposure to the leisure industry and a higher allocation to basic industry.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class M (incl. 4.00% sales charge)	7.24%	3.29%	4.06%
Class M (without 4.00% sales charge)	11.71%	4.14%	4.64%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.55%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.42%
A   From December 4, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$3,013,278,932
Number of Holdings	742
Total Advisory Fee	$19,507,210
Portfolio Turnover	78%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.4
BBB - 5.3
BB - 36.2
B - 29.5
CCC,CC,C - 15.8
D - 0.2
Not Rated - 4.5
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 80.1
Bank Loan Obligations - 8.4
Preferred Securities - 3.0
U.S. Treasury Obligations - 2.4
Common Stocks - 0.8
Preferred Stocks - 0.5
Asset-Backed Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.0
Canada - 2.1
France - 2.0
United Kingdom - 1.2
Luxembourg - 1.1
Ghana - 1.0
Switzerland - 1.0
Colombia - 0.7
Ireland - 0.7
Others - 4.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.2
1261229 BC Ltd	1.2
PG&E Corp	1.1
Sunoco LP	1.1
Celanese US Holdings LLC	1.0
CHS/Community Health Systems Inc	1.0
NRG Energy Inc	1.0
Altice France SA	1.0
Oracle Corp	0.9
CoreWeave Inc	0.9
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913255.101    3312-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class I : FGTMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 74	0.70%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 10.44% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in technology & electronics and energy also boosted the fund's relative result.
•The top individual relative contributor was a stake in EchoStar (+122%). The company was among the fund's biggest holdings this period. A non-benchmark stake in Mesquite Energy gained about 120% and was a second notable relative contributor. It was among the fund's largest holdings for the 12 months. A non-benchmark stake in Wolfspeed gained 94% and notably helped.
•In contrast, the primary detractor from performance versus the benchmark was security selection in retail. Security selection in sovereign also hampered the fund's result. Also detracting from our result was an overweight in technology & electronics.
•A non-benchmark stake in Ambipar Lux Sarl returned -78% and was the largest individual relative detractor. This was a stake we established this period. A second notable relative detractor was an overweight in Saks Global Enterprises (-99%). An overweight in Cornerstone Building Brands (-32%) also detracted.
•Notable changes in positioning include decreased exposure to the leisure industry and a higher allocation to basic industry.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class I	12.12%	4.43%	4.92%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.55%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.42%
A   From December 4, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$3,013,278,932
Number of Holdings	742
Total Advisory Fee	$19,507,210
Portfolio Turnover	78%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.4
BBB - 5.3
BB - 36.2
B - 29.5
CCC,CC,C - 15.8
D - 0.2
Not Rated - 4.5
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 80.1
Bank Loan Obligations - 8.4
Preferred Securities - 3.0
U.S. Treasury Obligations - 2.4
Common Stocks - 0.8
Preferred Stocks - 0.5
Asset-Backed Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.0
Canada - 2.1
France - 2.0
United Kingdom - 1.2
Luxembourg - 1.1
Ghana - 1.0
Switzerland - 1.0
Colombia - 0.7
Ireland - 0.7
Others - 4.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.2
1261229 BC Ltd	1.2
PG&E Corp	1.1
Sunoco LP	1.1
Celanese US Holdings LLC	1.0
CHS/Community Health Systems Inc	1.0
NRG Energy Inc	1.0
Altice France SA	1.0
Oracle Corp	0.9
CoreWeave Inc	0.9
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913257.101    3314-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class C : FGSMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 180	1.70%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 10.44% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in technology & electronics and energy also boosted the fund's relative result.
•The top individual relative contributor was a stake in EchoStar (+122%). The company was among the fund's biggest holdings this period. A non-benchmark stake in Mesquite Energy gained about 120% and was a second notable relative contributor. It was among the fund's largest holdings for the 12 months. A non-benchmark stake in Wolfspeed gained 94% and notably helped.
•In contrast, the primary detractor from performance versus the benchmark was security selection in retail. Security selection in sovereign also hampered the fund's result. Also detracting from our result was an overweight in technology & electronics.
•A non-benchmark stake in Ambipar Lux Sarl returned -78% and was the largest individual relative detractor. This was a stake we established this period. A second notable relative detractor was an overweight in Saks Global Enterprises (-99%). An overweight in Cornerstone Building Brands (-32%) also detracted.
•Notable changes in positioning include decreased exposure to the leisure industry and a higher allocation to basic industry.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	10.01%	3.38%	3.86%
Class C	11.01%	3.38%	3.86%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.55%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.42%
A   From December 4, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$3,013,278,932
Number of Holdings	742
Total Advisory Fee	$19,507,210
Portfolio Turnover	78%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.4
BBB - 5.3
BB - 36.2
B - 29.5
CCC,CC,C - 15.8
D - 0.2
Not Rated - 4.5
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 80.1
Bank Loan Obligations - 8.4
Preferred Securities - 3.0
U.S. Treasury Obligations - 2.4
Common Stocks - 0.8
Preferred Stocks - 0.5
Asset-Backed Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.0
Canada - 2.1
France - 2.0
United Kingdom - 1.2
Luxembourg - 1.1
Ghana - 1.0
Switzerland - 1.0
Colombia - 0.7
Ireland - 0.7
Others - 4.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.2
1261229 BC Ltd	1.2
PG&E Corp	1.1
Sunoco LP	1.1
Celanese US Holdings LLC	1.0
CHS/Community Health Systems Inc	1.0
NRG Energy Inc	1.0
Altice France SA	1.0
Oracle Corp	0.9
CoreWeave Inc	0.9
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913256.101    3313-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class A : FGQMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 101	0.95%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds gained 10.44% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in technology & electronics and energy also boosted the fund's relative result.
•The top individual relative contributor was a stake in EchoStar (+122%). The company was among the fund's biggest holdings this period. A non-benchmark stake in Mesquite Energy gained about 120% and was a second notable relative contributor. It was among the fund's largest holdings for the 12 months. A non-benchmark stake in Wolfspeed gained 94% and notably helped.
•In contrast, the primary detractor from performance versus the benchmark was security selection in retail. Security selection in sovereign also hampered the fund's result. Also detracting from our result was an overweight in technology & electronics.
•A non-benchmark stake in Ambipar Lux Sarl returned -78% and was the largest individual relative detractor. This was a stake we established this period. A second notable relative detractor was an overweight in Saks Global Enterprises (-99%). An overweight in Cornerstone Building Brands (-32%) also detracted.
•Notable changes in positioning include decreased exposure to the leisure industry and a higher allocation to basic industry.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class A (incl. 4.00% sales charge)	7.37%	3.32%	4.09%
Class A (without 4.00% sales charge)	11.84%	4.17%	4.66%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.55%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.42%
A   From December 4, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$3,013,278,932
Number of Holdings	742
Total Advisory Fee	$19,507,210
Portfolio Turnover	78%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.4
BBB - 5.3
BB - 36.2
B - 29.5
CCC,CC,C - 15.8
D - 0.2
Not Rated - 4.5
Equities - 1.3
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 80.1
Bank Loan Obligations - 8.4
Preferred Securities - 3.0
U.S. Treasury Obligations - 2.4
Common Stocks - 0.8
Preferred Stocks - 0.5
Asset-Backed Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 4.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.0
Canada - 2.1
France - 2.0
United Kingdom - 1.2
Luxembourg - 1.1
Ghana - 1.0
Switzerland - 1.0
Colombia - 0.7
Ireland - 0.7
Others - 4.2

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.2
1261229 BC Ltd	1.2
PG&E Corp	1.1
Sunoco LP	1.1
Celanese US Holdings LLC	1.0
CHS/Community Health Systems Inc	1.0
NRG Energy Inc	1.0
Altice France SA	1.0
Oracle Corp	0.9
CoreWeave Inc	0.9
11.4
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913254.101    3311-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Healthy Future Fund Fidelity® Healthy Future Fund : FAPHX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Healthy Future Fund	$ 113	1.05%
What affected the Fund's performance this period?

•International equities gained for the 12 months ending April 30, 2026, reflecting an April surge that followed a downturn amid conflict in the Middle East and concern about the viability of investments in artificial intelligence. Increasingly attractive valuations versus U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions also aided international stocks.
•Against this backdrop, security selection in emerging markets, primarily in Taiwan, and the U.K. contributed to the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks in communication services also helped.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+163%). This was a stake we established this period. A second notable relative contributor was an underweight in Abbott Laboratories (-29%), while a non-benchmark stake in Taiwan Semiconductor Manufacturing (+78%) also helped. This was a stake we established this period.
•In contrast, from a regional standpoint, an underweight in Japan and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples. Also hurting our result were picks and an underweight in consumer discretionary.
•The largest individual relative detractor was an underweight in Tesla (+35%). This period we increased our position in Tesla. The company was one of the fund's largest holdings. A second notable relative detractor was our non-benchmark stake in Boston Scientific (-43%). Avoiding Murata Manufacturing, a benchmark component that gained 127%, hurt.
•Notable changes in positioning include increased exposure to Japan and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Healthy Future Fund	14.59%	9.74%
MSCI World Health & Wellness Select Index	13.56%	10.65%
MSCI ACWI (All Country World Index) Index	31.39%	16.99%
A   From May 24, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$14,882,302
Number of Holdings	84
Total Advisory Fee	$120,655
Portfolio Turnover	80%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	34.6
Information Technology	14.4
Financials	14.3
Consumer Staples	12.2
Consumer Discretionary	11.1
Industrials	5.3
Utilities	2.9
Real Estate	2.8
Communication Services	0.6
Materials	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 60.6
United Kingdom - 8.1
Japan - 6.7
Hong Kong - 4.3
France - 4.1
Germany - 2.2
Netherlands - 2.0
Taiwan - 1.9
Belgium - 1.9
Others - 8.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.8
AIA Group Ltd	4.3
Tesla Inc	4.3
Procter & Gamble Co/The	3.9
UnitedHealth Group Inc	3.9
CVS Health Corp	3.5
Johnson & Johnson	3.3
Welltower Inc	2.8
Chubb Ltd	2.7
Hitachi Ltd	2.5
38.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913307.101    6553-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class Z : FAPNX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 97	0.90%
What affected the Fund's performance this period?

•International equities gained for the 12 months ending April 30, 2026, reflecting an April surge that followed a downturn amid conflict in the Middle East and concern about the viability of investments in artificial intelligence. Increasingly attractive valuations versus U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions also aided international stocks.
•Against this backdrop, security selection in emerging markets, primarily in Taiwan, and the U.K. contributed to the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks in communication services also helped.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+163%). This was a stake we established this period. A second notable relative contributor was an underweight in Abbott Laboratories (-29%), while a non-benchmark stake in Taiwan Semiconductor Manufacturing (+78%) also helped. This was a stake we established this period.
•In contrast, from a regional standpoint, an underweight in Japan and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples. Also hurting our result were picks and an underweight in consumer discretionary.
•The largest individual relative detractor was an underweight in Tesla (+35%). This period we increased our position in Tesla. The company was one of the fund's largest holdings. A second notable relative detractor was our non-benchmark stake in Boston Scientific (-43%). Avoiding Murata Manufacturing, a benchmark component that gained 127%, hurt.
•Notable changes in positioning include increased exposure to Japan and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	14.81%	9.90%
MSCI World Health & Wellness Select Index	13.56%	10.65%
MSCI ACWI (All Country World Index) Index	31.39%	16.99%
A   From May 24, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$14,882,302
Number of Holdings	84
Total Advisory Fee	$120,655
Portfolio Turnover	80%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	34.6
Information Technology	14.4
Financials	14.3
Consumer Staples	12.2
Consumer Discretionary	11.1
Industrials	5.3
Utilities	2.9
Real Estate	2.8
Communication Services	0.6
Materials	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 60.6
United Kingdom - 8.1
Japan - 6.7
Hong Kong - 4.3
France - 4.1
Germany - 2.2
Netherlands - 2.0
Taiwan - 1.9
Belgium - 1.9
Others - 8.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.8
AIA Group Ltd	4.3
Tesla Inc	4.3
Procter & Gamble Co/The	3.9
UnitedHealth Group Inc	3.9
CVS Health Corp	3.5
Johnson & Johnson	3.3
Welltower Inc	2.8
Chubb Ltd	2.7
Hitachi Ltd	2.5
38.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913312.101    6558-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class M : FAPLX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 166	1.55%
What affected the Fund's performance this period?

•International equities gained for the 12 months ending April 30, 2026, reflecting an April surge that followed a downturn amid conflict in the Middle East and concern about the viability of investments in artificial intelligence. Increasingly attractive valuations versus U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions also aided international stocks.
•Against this backdrop, security selection in emerging markets, primarily in Taiwan, and the U.K. contributed to the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks in communication services also helped.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+163%). This was a stake we established this period. A second notable relative contributor was an underweight in Abbott Laboratories (-29%), while a non-benchmark stake in Taiwan Semiconductor Manufacturing (+78%) also helped. This was a stake we established this period.
•In contrast, from a regional standpoint, an underweight in Japan and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples. Also hurting our result were picks and an underweight in consumer discretionary.
•The largest individual relative detractor was an underweight in Tesla (+35%). This period we increased our position in Tesla. The company was one of the fund's largest holdings. A second notable relative detractor was our non-benchmark stake in Boston Scientific (-43%). Avoiding Murata Manufacturing, a benchmark component that gained 127%, hurt.
•Notable changes in positioning include increased exposure to Japan and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	10.02%	8.21%
Class M (without 3.50% sales charge)	14.01%	9.19%
MSCI World Health & Wellness Select Index	13.56%	10.65%
MSCI ACWI (All Country World Index) Index	31.39%	16.99%
A   From May 24, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$14,882,302
Number of Holdings	84
Total Advisory Fee	$120,655
Portfolio Turnover	80%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	34.6
Information Technology	14.4
Financials	14.3
Consumer Staples	12.2
Consumer Discretionary	11.1
Industrials	5.3
Utilities	2.9
Real Estate	2.8
Communication Services	0.6
Materials	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 60.6
United Kingdom - 8.1
Japan - 6.7
Hong Kong - 4.3
France - 4.1
Germany - 2.2
Netherlands - 2.0
Taiwan - 1.9
Belgium - 1.9
Others - 8.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.8
AIA Group Ltd	4.3
Tesla Inc	4.3
Procter & Gamble Co/The	3.9
UnitedHealth Group Inc	3.9
CVS Health Corp	3.5
Johnson & Johnson	3.3
Welltower Inc	2.8
Chubb Ltd	2.7
Hitachi Ltd	2.5
38.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913310.101    6556-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class I : FAPMX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 113	1.05%
What affected the Fund's performance this period?

•International equities gained for the 12 months ending April 30, 2026, reflecting an April surge that followed a downturn amid conflict in the Middle East and concern about the viability of investments in artificial intelligence. Increasingly attractive valuations versus U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions also aided international stocks.
•Against this backdrop, security selection in emerging markets, primarily in Taiwan, and the U.K. contributed to the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks in communication services also helped.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+163%). This was a stake we established this period. A second notable relative contributor was an underweight in Abbott Laboratories (-29%), while a non-benchmark stake in Taiwan Semiconductor Manufacturing (+78%) also helped. This was a stake we established this period.
•In contrast, from a regional standpoint, an underweight in Japan and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples. Also hurting our result were picks and an underweight in consumer discretionary.
•The largest individual relative detractor was an underweight in Tesla (+35%). This period we increased our position in Tesla. The company was one of the fund's largest holdings. A second notable relative detractor was our non-benchmark stake in Boston Scientific (-43%). Avoiding Murata Manufacturing, a benchmark component that gained 127%, hurt.
•Notable changes in positioning include increased exposure to Japan and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	14.62%	9.74%
MSCI World Health & Wellness Select Index	13.56%	10.65%
MSCI ACWI (All Country World Index) Index	31.39%	16.99%
A   From May 24, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$14,882,302
Number of Holdings	84
Total Advisory Fee	$120,655
Portfolio Turnover	80%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	34.6
Information Technology	14.4
Financials	14.3
Consumer Staples	12.2
Consumer Discretionary	11.1
Industrials	5.3
Utilities	2.9
Real Estate	2.8
Communication Services	0.6
Materials	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 60.6
United Kingdom - 8.1
Japan - 6.7
Hong Kong - 4.3
France - 4.1
Germany - 2.2
Netherlands - 2.0
Taiwan - 1.9
Belgium - 1.9
Others - 8.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.8
AIA Group Ltd	4.3
Tesla Inc	4.3
Procter & Gamble Co/The	3.9
UnitedHealth Group Inc	3.9
CVS Health Corp	3.5
Johnson & Johnson	3.3
Welltower Inc	2.8
Chubb Ltd	2.7
Hitachi Ltd	2.5
38.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913311.101    6557-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class C : FAPKX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 219	2.05%
What affected the Fund's performance this period?

•International equities gained for the 12 months ending April 30, 2026, reflecting an April surge that followed a downturn amid conflict in the Middle East and concern about the viability of investments in artificial intelligence. Increasingly attractive valuations versus U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions also aided international stocks.
•Against this backdrop, security selection in emerging markets, primarily in Taiwan, and the U.K. contributed to the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks in communication services also helped.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+163%). This was a stake we established this period. A second notable relative contributor was an underweight in Abbott Laboratories (-29%), while a non-benchmark stake in Taiwan Semiconductor Manufacturing (+78%) also helped. This was a stake we established this period.
•In contrast, from a regional standpoint, an underweight in Japan and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples. Also hurting our result were picks and an underweight in consumer discretionary.
•The largest individual relative detractor was an underweight in Tesla (+35%). This period we increased our position in Tesla. The company was one of the fund's largest holdings. A second notable relative detractor was our non-benchmark stake in Boston Scientific (-43%). Avoiding Murata Manufacturing, a benchmark component that gained 127%, hurt.
•Notable changes in positioning include increased exposure to Japan and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	12.48%	8.64%
Class C	13.48%	8.64%
MSCI World Health & Wellness Select Index	13.56%	10.65%
MSCI ACWI (All Country World Index) Index	31.39%	16.99%
A   From May 24, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$14,882,302
Number of Holdings	84
Total Advisory Fee	$120,655
Portfolio Turnover	80%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	34.6
Information Technology	14.4
Financials	14.3
Consumer Staples	12.2
Consumer Discretionary	11.1
Industrials	5.3
Utilities	2.9
Real Estate	2.8
Communication Services	0.6
Materials	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 60.6
United Kingdom - 8.1
Japan - 6.7
Hong Kong - 4.3
France - 4.1
Germany - 2.2
Netherlands - 2.0
Taiwan - 1.9
Belgium - 1.9
Others - 8.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.8
AIA Group Ltd	4.3
Tesla Inc	4.3
Procter & Gamble Co/The	3.9
UnitedHealth Group Inc	3.9
CVS Health Corp	3.5
Johnson & Johnson	3.3
Welltower Inc	2.8
Chubb Ltd	2.7
Hitachi Ltd	2.5
38.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913309.101    6555-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class A : FAPJX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 139	1.30%
What affected the Fund's performance this period?

•International equities gained for the 12 months ending April 30, 2026, reflecting an April surge that followed a downturn amid conflict in the Middle East and concern about the viability of investments in artificial intelligence. Increasingly attractive valuations versus U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions also aided international stocks.
•Against this backdrop, security selection in emerging markets, primarily in Taiwan, and the U.K. contributed to the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks in communication services also helped.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+163%). This was a stake we established this period. A second notable relative contributor was an underweight in Abbott Laboratories (-29%), while a non-benchmark stake in Taiwan Semiconductor Manufacturing (+78%) also helped. This was a stake we established this period.
•In contrast, from a regional standpoint, an underweight in Japan and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples. Also hurting our result were picks and an underweight in consumer discretionary.
•The largest individual relative detractor was an underweight in Tesla (+35%). This period we increased our position in Tesla. The company was one of the fund's largest holdings. A second notable relative detractor was our non-benchmark stake in Boston Scientific (-43%). Avoiding Murata Manufacturing, a benchmark component that gained 127%, hurt.
•Notable changes in positioning include increased exposure to Japan and a lower allocation to Switzerland. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	7.70%	7.82%
Class A (without 5.75% sales charge)	14.27%	9.46%
MSCI World Health & Wellness Select Index	13.56%	10.65%
MSCI ACWI (All Country World Index) Index	31.39%	16.99%
A   From May 24, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$14,882,302
Number of Holdings	84
Total Advisory Fee	$120,655
Portfolio Turnover	80%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	34.6
Information Technology	14.4
Financials	14.3
Consumer Staples	12.2
Consumer Discretionary	11.1
Industrials	5.3
Utilities	2.9
Real Estate	2.8
Communication Services	0.6
Materials	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 60.6
United Kingdom - 8.1
Japan - 6.7
Hong Kong - 4.3
France - 4.1
Germany - 2.2
Netherlands - 2.0
Taiwan - 1.9
Belgium - 1.9
Others - 8.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.8
AIA Group Ltd	4.3
Tesla Inc	4.3
Procter & Gamble Co/The	3.9
UnitedHealth Group Inc	3.9
CVS Health Corp	3.5
Johnson & Johnson	3.3
Welltower Inc	2.8
Chubb Ltd	2.7
Hitachi Ltd	2.5
38.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913308.101    6554-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Focused High Income Fund Fidelity® Focused High Income Fund : FHIFX

This annual shareholder report contains information about Fidelity® Focused High Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Focused High Income Fund	$ 78	0.75%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds rose 9.27% and contributed to performance versus the benchmark ICE BofA BB US High Yield Constrained Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in financial services and technology & electronics also boosted the fund's relative result.
•The top individual relative contributor was a non-benchmark stake in EchoStar (+86%). The second-largest relative contributor was an overweight in PBF Holding (+34%). Another notable relative contributor was a non-benchmark investment in Transocean International (+36%).
•In contrast, the biggest detractor from performance versus the benchmark was security selection in media. An underweight in energy also hampered the fund's result.
•The biggest individual relative detractor was an underweight in Warner Bros. Discovery (+10%). Not owning SM Energy, a benchmark component that gained about 17%, was a second notable relative detractor. A non-benchmark stake in Sunnova Energy returned -99% and hurt.
•Notable changes in positioning include increased exposure to the telecommunications and utility industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Focused High Income Fund	8.93%	3.41%	4.68%
ICE® BofA® BB US High Yield Constrained Index	8.40%	3.84%	5.36%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$197,651,500
Number of Holdings	588
Total Advisory Fee	$1,339,058
Portfolio Turnover	77%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 7.2
BB - 58.6
B - 26.0
CCC,CC,C - 3.8
Not Rated - 1.9
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.4

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 85.6
Bank Loan Obligations - 6.0
Preferred Securities - 5.7
Asset-Backed Securities - 0.2
Common Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Canada - 2.9
United Kingdom - 2.0
France - 0.9
Ireland - 0.8
Grand Cayman (UK Overseas Ter) - 0.5
Zambia - 0.4
Panama - 0.4
Norway - 0.4
Others - 2.4

TOP HOLDINGS (% of Fund's net assets)
CCO Holdings LLC / CCO Holdings Capital Corp	1.6
NRG Energy Inc	1.6
TransDigm Inc	1.5
Carnival Corp	1.4
Venture Global Plaquemines LNG LLC	1.3
Vistra Operations Co LLC	1.2
Tenet Healthcare Corp	1.2
Hilton Domestic Operating Co Inc	1.2
Sunoco LP	1.1
Citigroup Inc	1.1
13.2
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913267.101    1366-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Capital & Income Fund Fidelity® Capital & Income Fund : FAGIX

This annual shareholder report contains information about Fidelity® Capital & Income Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Capital & Income Fund	$ 68	0.62%
What affected the Fund's performance this period?

•High-yield bonds achieved a strong gain for the 12 months ending April 30, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds rose 9.71% and contributed to performance versus the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, led by technology & electronics. Our picks in basic industry and telecommunications also boosted the fund's relative result.
•A non-benchmark stake in Comfort Systems USA gained about 362% and was the top individual relative contributor. The second-largest relative contributor was an overweight in EchoStar (+82%). A non-benchmark stake in Nvidia gained 83% and notably helped. Each was among the fund's top holdings.
•In contrast, the primary detractor from performance versus the benchmark was an overweight in technology & electronics. Security selection in automotive also hampered the fund's result, as did an underweight in energy. Lastly, the fund's position in cash detracted.
•A stake in Monday.com returned roughly -77% and was the biggest individual relative detractor. The second-largest relative detractor was a position in Arthur J. Gallagher (-35%). An investment in BYD returned -21% and hurt versus the benchmark. It was not held at period end. All of these detractors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the media industry and a lower allocation to retail.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Capital & Income Fund	19.89%	7.02%	8.29%
ICE® BofA® US High Yield Constrained Index	8.71%	4.32%	5.80%
Bloomberg U.S. Universal Bond Index	4.59%	0.54%	2.07%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$15,689,983,550
Number of Holdings	707
Total Advisory Fee	$89,295,802
Portfolio Turnover	26%
What did the Fund invest in?
(as of April 30, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

A - 0.1
BBB - 5.3
BB - 18.0
B - 21.6
CCC,CC,C - 9.5
Not Rated - 3.6
Equities - 25.7
Short-Term Investments and Net Other Assets (Liabilities) - 16.2

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 44.5
Common Stocks - 23.7
Bank Loan Obligations - 8.0
Preferred Securities - 3.1
Alternative Funds - 2.3
Preferred Stocks - 2.0
Asset-Backed Securities - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 16.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.6
Taiwan - 1.4
United Kingdom - 1.3
France - 1.2
Canada - 1.1
Australia - 0.5
Zambia - 0.3
Netherlands - 0.3
Switzerland - 0.2
Others - 1.1

TOP HOLDINGS (% of Fund's net assets)
EchoStar Corp	2.3
Fidelity Private Credit Company LLC	2.3
Comfort Systems USA Inc	2.0
NVIDIA Corp	1.8
TransDigm Inc	1.7
Alphabet Inc Class A	1.5
Taiwan Semiconductor Manufacturing Co Ltd ADR	1.4
Ally Financial Inc	1.3
Altice France SA	1.1
Meta Platforms Inc Class A	1.0
16.4
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913245.101    38-TSRA-0626

Item 2.

Code of Ethics

As of the end of the period, April 30, 2026, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Karen B. Peetz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Peetz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund and Fidelity Women’s Leadership Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$54,100	$-	$9,500	$200
Fidelity Short Duration High Income Fund	$56,900	$-	$9,500	$200
Fidelity Women’s Leadership Fund	$40,600	$-	$7,700	$100

April 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$54,100	$-	$9,500	$1,100
Fidelity Short Duration High Income Fund	$56,900	$-	$9,500	$1,200
Fidelity Women’s Leadership Fund	$40,600	$-	$7,700	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity SAI High Income Fund and Fidelity U.S. Low Volatility Equity Fund (the “Funds”):

Services Billed by PwC

April 30, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$102,500	$1,500	$11,600	$400
Fidelity Focused High Income Fund	$64,400	$900	$9,100	$300
Fidelity Healthy Future Fund	$29,800	$500	$8,000	$100
Fidelity High Income Fund	$81,300	$1,200	$12,700	$400
Fidelity SAI High Income Fund	$75,400	$1,100	$12,600	$300
Fidelity U.S. Low Volatility Equity Fund	$7,800	$500	$0	$100

April 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$102,800	$8,800	$11,600	$3,000
Fidelity Focused High Income Fund	$64,300	$5,700	$9,100	$2,000
Fidelity Healthy Future Fund	$29,800	$2,900	$8,000	$1,000
Fidelity High Income Fund	$93,900	$7,200	$12,700	$2,500
Fidelity SAI High Income Fund	$75,400	$6,800	$12,600	$2,400
Fidelity U.S. Low Volatility Equity Fund	$34,100	$2,800	$19,600	$1,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2026A	April 30, 2025A
Audit-Related Fees	$154,800	$250,000
Tax Fees	$-	$-
All Other Fees	$-	$3,964,900

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2026A	April 30, 2025A
Audit-Related Fees	$9,428,700	$9,765,100
Tax Fees	$1,000	$1,000
All Other Fees	$-	$35,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2026A	April 30, 2025A
Deloitte Entities	$2,679,400	$4,561,100
PwC	$14,702,400	$14,917,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Women's Leadership Fund

Annual Report
April 30, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Women's Leadership Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
AUSTRALIA - 0.5%
Industrials - 0.5%
Commercial Services & Supplies - 0.5%
Brambles Ltd	51,584	844,376
BELGIUM - 0.8%
Health Care - 0.8%
Pharmaceuticals - 0.8%
UCB SA (a)	5,070	1,375,734
CANADA - 1.0%
Consumer Discretionary - 1.0%
Specialty Retail - 1.0%
Aritzia Inc Subordinate Voting Shares (a)	16,193	1,709,125
CHILE - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
Antofagasta PLC	16,761	809,553
ITALY - 1.0%
Industrials - 1.0%
Electrical Equipment - 1.0%
Prysmian SpA	11,412	1,735,870
JAPAN - 0.6%
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Renesas Electronics Corp	49,344	997,866
NETHERLANDS - 0.7%
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	4,067	1,194,031
UNITED KINGDOM - 0.9%
Financials - 0.0%
Banks - 0.0%
Starling Bank Ltd (b)(c)	34,700	103,407
Health Care - 0.9%
Pharmaceuticals - 0.9%
GSK PLC ADR	27,731	1,450,609
TOTAL UNITED KINGDOM		1,554,016
UNITED STATES - 92.8%
Communication Services - 8.7%
Entertainment - 1.7%
Netflix Inc (a)	18,885	1,767,825
Walt Disney Co/The	12,090	1,254,337
		3,022,162
Interactive Media & Services - 7.0%
Alphabet Inc Class A	16,738	6,440,783
Alphabet Inc Class C	14,159	5,407,888
		11,848,671
TOTAL COMMUNICATION SERVICES		14,870,833
Consumer Discretionary - 9.0%
Broadline Retail - 5.2%
Amazon.com Inc (a)	29,153	7,727,294
Etsy Inc (a)	16,691	1,073,899
		8,801,193
Hotels, Restaurants & Leisure - 0.7%
Starbucks Corp	11,579	1,219,616
Household Durables - 0.8%
Taylor Morrison Home Corp (a)	21,367	1,297,832
Specialty Retail - 0.9%
Williams-Sonoma Inc	8,397	1,521,620
Textiles, Apparel & Luxury Goods - 1.4%
Deckers Outdoor Corp (a)	8,102	828,024
Tapestry Inc	11,188	1,622,708
		2,450,732
TOTAL CONSUMER DISCRETIONARY		15,290,993
Consumer Staples - 4.4%
Beverages - 1.5%
Coca-Cola Co/The	22,259	1,753,119
Keurig Dr Pepper Inc	28,392	834,725
		2,587,844
Consumer Staples Distribution & Retail - 0.7%
Casey's General Stores Inc	1,459	1,199,516
Household Products - 0.9%
Procter & Gamble Co/The	10,065	1,480,461
Personal Care Products - 1.3%
Estee Lauder Cos Inc/The Class A	16,940	1,299,468
Kenvue Inc	48,497	850,152
		2,149,620
TOTAL CONSUMER STAPLES		7,417,441
Energy - 2.4%
Energy Equipment & Services - 1.1%
Baker Hughes Co Class A	27,295	1,901,642
Oil, Gas & Consumable Fuels - 1.3%
Antero Resources Corp (a)	28,844	1,132,416
ConocoPhillips	8,821	1,109,505
		2,241,921
TOTAL ENERGY		4,143,563
Financials - 11.4%
Banks - 6.3%
Bank of America Corp	40,059	2,141,554
Citigroup Inc	15,072	1,928,915
Huntington Bancshares Inc/OH	61,822	1,036,137
JPMorgan Chase & Co	10,500	3,288,915
US Bancorp	16,404	929,450
Wells Fargo & Co	16,355	1,344,872
		10,669,843
Capital Markets - 1.5%
Bank of New York Mellon Corp/The	9,116	1,224,917
Nasdaq Inc	13,582	1,248,322
		2,473,239
Consumer Finance - 0.2%
SLM Corp	20,362	469,955
Financial Services - 1.0%
Mastercard Inc Class A	3,445	1,732,559
Insurance - 2.4%
Hartford Insurance Group Inc/The	13,131	1,796,452
Marsh & McLennan Cos Inc	6,105	1,023,869
Progressive Corp/The	6,395	1,287,186
		4,107,507
TOTAL FINANCIALS		19,453,103
Health Care - 8.9%
Biotechnology - 2.4%
Alnylam Pharmaceuticals Inc (a)	5,174	1,601,301
Biogen Inc (a)	5,260	995,613
Gilead Sciences Inc	11,550	1,511,202
		4,108,116
Health Care Equipment & Supplies - 0.3%
Insulet Corp (a)	3,792	652,754
Health Care Providers & Services - 1.5%
Cigna Group/The	4,898	1,423,261
CVS Health Corp	12,713	1,058,866
		2,482,127
Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific Inc	3,032	1,452,207
Pharmaceuticals - 3.8%
Elanco Animal Health Inc (a)	34,768	777,760
Eli Lilly & Co	3,497	3,268,297
Johnson & Johnson	9,517	2,187,482
Viatris Inc	13,627	203,587
		6,437,126
TOTAL HEALTH CARE		15,132,330
Industrials - 11.8%
Aerospace & Defense - 0.8%
Boeing Co (a)	6,176	1,414,489
Air Freight & Logistics - 0.5%
United Parcel Service Inc Class B	8,672	943,514
Building Products - 0.8%
Trane Technologies PLC	2,914	1,435,262
Construction & Engineering - 0.9%
Quanta Services Inc	2,098	1,526,861
Electrical Equipment - 4.1%
Eaton Corp PLC	3,344	1,447,985
GE Vernova Inc	2,403	2,603,555
nVent Electric PLC	11,078	1,583,046
Regal Rexnord Corp	5,949	1,279,213
		6,913,799
Machinery - 3.6%
Cummins Inc	2,221	1,490,313
Ingersoll Rand Inc	13,986	1,116,922
Parker-Hannifin Corp	2,107	1,916,148
Westinghouse Air Brake Technologies Corp	5,739	1,548,899
		6,072,282
Professional Services - 1.1%
Leidos Holdings Inc	7,615	1,136,310
UL Solutions Inc Class A	8,044	727,902
		1,864,212
TOTAL INDUSTRIALS		20,170,419
Information Technology - 30.9%
Communications Equipment - 1.3%
Arista Networks Inc (a)	12,434	2,147,476
Electronic Equipment, Instruments & Components - 0.8%
Coherent Corp (a)	4,154	1,328,075
IT Services - 0.7%
IBM Corporation	4,947	1,142,658
Semiconductors & Semiconductor Equipment - 11.6%
First Solar Inc (a)	7,628	1,540,017
Marvell Technology Inc	12,925	2,134,564
Micron Technology Inc	5,979	3,092,100
NVIDIA Corp	65,321	13,036,112
		19,802,793
Software - 6.9%
Autodesk Inc (a)	4,369	1,035,453
Gen Digital Inc	39,961	770,848
Intuit Inc	1,786	693,861
Microsoft Corp	19,863	8,099,734
Synopsys Inc (a)	2,322	1,120,597
		11,720,493
Technology Hardware, Storage & Peripherals - 9.6%
Apple Inc	40,989	11,122,366
Dell Technologies Inc Class C	6,587	1,376,354
Sandisk Corp/DE (a)	1,447	1,586,650
Western Digital Corp	5,329	2,315,557
		16,400,927
TOTAL INFORMATION TECHNOLOGY		52,542,422
Materials - 2.2%
Construction Materials - 1.0%
CRH PLC	8,744	1,035,464
James Hardie Industries PLC (a)	34,949	733,580
		1,769,044
Metals & Mining - 1.2%
Newmont Corp	9,320	1,035,359
Steel Dynamics Inc	4,426	1,012,049
		2,047,408
TOTAL MATERIALS		3,816,452
Real Estate - 2.1%
Health Care REITs - 1.0%
Ventas Inc	19,435	1,707,559
Specialized REITs - 1.1%
American Tower Corp	4,768	871,161
Public Storage	3,161	956,045
		1,827,206
TOTAL REAL ESTATE		3,534,765
Utilities - 1.0%
Electric Utilities - 1.0%
NextEra Energy Inc	18,010	1,762,819
TOTAL UNITED STATES		158,135,140
TOTAL COMMON STOCKS (Cost $105,421,342)		168,355,711

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
UNITED STATES - 0.3%
Health Care - 0.3%
Health Care Providers & Services - 0.3%
Somatus Inc Series E (a)(b)(c) (Cost $350,799)	402	515,826

Money Market Funds - 1.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $1,708,900)	3.69	1,708,558	1,708,900

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $107,481,041)	170,580,437
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(161,517)
NET ASSETS - 100.0%	170,418,920

Legend

(a)	Non-income producing.
(b)	Level 3 security.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $619,233 or 0.4% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Somatus Inc Series E	1/31/2022	350,799

Starling Bank Ltd	6/18/2021 - 4/5/2022	68,001

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	29,732,742	28,023,717	59,681	(125)	-	1,708,900	1,708,558	0.0%
Total	-	29,732,742	28,023,717	59,681	(125)	-	1,708,900

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	14,870,833	14,870,833	-	-
Consumer Discretionary	17,000,118	17,000,118	-	-
Consumer Staples	7,417,441	7,417,441	-	-
Energy	4,143,563	4,143,563	-	-
Financials	19,556,510	19,453,103	-	103,407
Health Care	17,958,673	17,958,673	-	-
Industrials	22,750,665	20,170,419	2,580,246	-
Information Technology	54,734,319	53,736,453	997,866	-
Materials	4,626,005	4,626,005	-	-
Real Estate	3,534,765	3,534,765	-	-
Utilities	1,762,819	1,762,819	-	-

Convertible Preferred Stocks
Health Care	515,826	-	-	515,826

Money Market Funds	1,708,900	1,708,900	-	-
Total Investments in Securities:	170,580,437	166,383,092	3,578,112	619,233
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $105,772,141)	$168,871,537
Fidelity Central Funds (cost $1,708,900)	1,708,900

Total Investment in Securities (cost $107,481,041)		$170,580,437
Foreign currency held at value (cost $25)		27
Receivable for fund shares sold		68,120
Dividends receivable		64,645
Distributions receivable from Fidelity Central Funds		4,415
Prepaid expenses		39
Total assets		170,717,683
Liabilities
Payable for investments purchased	$42,049
Payable for fund shares redeemed	127,744
Accrued management fee	77,033
Distribution and service plan fees payable	4,325
Audit fee payable	47,383
Other payables and accrued expenses	229
Total liabilities		298,763
Net Assets		$170,418,920
Net Assets consist of:
Paid in capital		$102,783,918
Total accumulated earnings (loss)		67,635,002
Net Assets		$170,418,920

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($10,866,548 ÷ 532,213 shares)(a)		$20.42
Maximum offering price per share (100/94.25 of $20.42)		$21.67
Class M :
Net Asset Value and redemption price per share ($1,472,777 ÷ 72,585 shares)(a)		$20.29
Maximum offering price per share (100/96.50 of $20.29)		$21.03
Class C :
Net Asset Value and offering price per share ($1,728,845 ÷ 87,551 shares)(a)		$19.75
Fidelity Women's Leadership Fund :
Net Asset Value, offering price and redemption price per share ($130,797,446 ÷ 6,371,649 shares)		$20.53
Class I :
Net Asset Value, offering price and redemption price per share ($16,867,656 ÷ 822,461 shares)		$20.51
Class Z :
Net Asset Value, offering price and redemption price per share ($8,685,648 ÷ 420,468 shares)		$20.66
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$1,622,203
Income from Fidelity Central Funds		59,681
Total income		1,681,884
Expenses
Management fee
Basic fee	$1,007,707
Performance adjustment	(146,678)
Distribution and service plan fees	50,091
Custodian fees and expenses	3,550
Independent trustees' fees and expenses	500
Registration fees	88,873
Audit fees	58,293
Legal	2,489
Miscellaneous	463
Total expenses		1,065,288
Net Investment income (loss)		616,596
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	8,353,121
Fidelity Central Funds	(125)
Foreign currency transactions	2,707
Total net realized gain (loss)		8,355,703
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	39,479,761
Assets and liabilities in foreign currencies	(3,419)
Total change in net unrealized appreciation (depreciation)		39,476,342
Net gain (loss)		47,832,045
Net increase (decrease) in net assets resulting from operations		$48,448,641
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$616,596	$711,298
Net realized gain (loss)	8,355,703	7,779,815
Change in net unrealized appreciation (depreciation)	39,476,342	(5,922,911)
Net increase (decrease) in net assets resulting from operations	48,448,641	2,568,202
Distributions to shareholders	(8,780,634)	(2,762,542)

Share transactions - net increase (decrease)	(1,345,942)	(15,966,191)
Total increase (decrease) in net assets	38,322,065	(16,160,531)

Net Assets
Beginning of period	132,096,855	148,257,386
End of period	$170,418,920	$132,096,855

Financial Highlights
Fidelity Advisor® Women's Leadership Fund Class A

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$15.68	$15.81	$13.39	$13.18	$15.28
Income from Investment Operations
Net investment income (loss) A,B	.03	.03	.06	.07	- C
Net realized and unrealized gain (loss)	5.75	.12	2.42	.20	(1.70)
Total from investment operations	5.78	.15	2.48	.27	(1.70)
Distributions from net investment income	(.03)	(.04)	(.06)	(.06)	- C
Distributions from net realized gain	(1.01)	(.24)	-	-	(.40)
Total distributions	(1.04)	(.28)	(.06)	(.06)	(.40)
Net asset value, end of period	$20.42	$15.68	$15.81	$13.39	$13.18
Total Return D,E	38.07%	.78%	18.56%	2.10%	(11.46)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.97%	.98%	1.03%	1.09%	1.10%
Expenses net of fee waivers, if any	.97%	.98%	1.02%	1.09%	1.10%
Expenses net of all reductions, if any	.97%	.98%	1.02%	1.09%	1.10%
Net investment income (loss)	.14%	.20%	.38%	.57%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,867	$8,479	$7,926	$6,104	$5,171
Portfolio turnover rate H	25%	45%	33%	22%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class M

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$15.60	$15.74	$13.34	$13.14	$15.22
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.01)	.02	.04	(.04)
Net realized and unrealized gain (loss)	5.72	.11	2.41	.20	(1.69)
Total from investment operations	5.70	.10	2.43	.24	(1.73)
Distributions from net investment income	-	-	(.03)	(.04)	-
Distributions from net realized gain	(1.01)	(.24)	-	-	(.35)
Total distributions	(1.01)	(.24)	(.03)	(.04)	(.35)
Net asset value, end of period	$20.29	$15.60	$15.74	$13.34	$13.14
Total Return C,D	37.75%	.51%	18.22%	1.83%	(11.66)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.22%	1.23%	1.29%	1.37%	1.35%
Expenses net of fee waivers, if any	1.22%	1.23%	1.29%	1.37%	1.35%
Expenses net of all reductions, if any	1.22%	1.23%	1.29%	1.37%	1.35%
Net investment income (loss)	(.11)%	(.05)%	.12%	.28%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,473	$1,241	$1,333	$1,122	$1,054
Portfolio turnover rate G	25%	45%	33%	22%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class C

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$15.28	$15.50	$13.18	$13.00	$15.09
Income from Investment Operations
Net investment income (loss) A,B	(.11)	(.09)	(.05)	(.03)	(.11)
Net realized and unrealized gain (loss)	5.59	.11	2.37	.21	(1.68)
Total from investment operations	5.48	.02	2.32	.18	(1.79)
Distributions from net realized gain	(1.01)	(.24)	-	-	(.30)
Total distributions	(1.01)	(.24)	-	-	(.30)
Net asset value, end of period	$19.75	$15.28	$15.50	$13.18	$13.00
Total Return C,D	37.07%	-% E	17.60%	1.38%	(12.12)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.72%	1.73%	1.79%	1.86%	1.84%
Expenses net of fee waivers, if any	1.72%	1.73%	1.78%	1.86%	1.84%
Expenses net of all reductions, if any	1.72%	1.73%	1.78%	1.86%	1.84%
Net investment income (loss)	(.61)%	(.55)%	(.37)%	(.20)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,729	$1,529	$1,745	$1,603	$1,540
Portfolio turnover rate H	25%	45%	33%	22%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EAmount represents less than .005%.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Women's Leadership Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$15.76	$15.88	$13.45	$13.22	$15.31
Income from Investment Operations
Net investment income (loss) A,B	.08	.08	.09	.10	.03
Net realized and unrealized gain (loss)	5.78	.12	2.43	.21	(1.70)
Total from investment operations	5.86	.20	2.52	.31	(1.67)
Distributions from net investment income	(.08)	(.08)	(.09)	(.08)	(.02)
Distributions from net realized gain	(1.01)	(.24)	-	-	(.40)
Total distributions	(1.09)	(.32)	(.09)	(.08)	(.42)
Net asset value, end of period	$20.53	$15.76	$15.88	$13.45	$13.22
Total Return C	38.46%	1.09%	18.76%	2.37%	(11.25)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.67%	.68%	.79%	.89%	.92%
Expenses net of fee waivers, if any	.67%	.68%	.78%	.89%	.90%
Expenses net of all reductions, if any	.67%	.68%	.78%	.89%	.90%
Net investment income (loss)	.44%	.50%	.63%	.76%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$130,797	$98,609	$105,832	$115,107	$101,533
Portfolio turnover rate F	25%	45%	33%	22%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class I

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$15.74	$15.87	$13.44	$13.21	$15.31
Income from Investment Operations
Net investment income (loss) A,B	.08	.08	.10	.11	.04
Net realized and unrealized gain (loss)	5.78	.11	2.43	.21	(1.70)
Total from investment operations	5.86	.19	2.53	.32	(1.66)
Distributions from net investment income	(.08)	(.08)	(.10)	(.09)	(.04)
Distributions from net realized gain	(1.01)	(.24)	-	-	(.40)
Total distributions	(1.09)	(.32)	(.10)	(.09)	(.44)
Net asset value, end of period	$20.51	$15.74	$15.87	$13.44	$13.21
Total Return C	38.49%	1.02%	18.88%	2.46%	(11.20)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.69%	.69%	.74%	.80%	.81%
Expenses net of fee waivers, if any	.69%	.69%	.73%	.79%	.81%
Expenses net of all reductions, if any	.69%	.69%	.73%	.79%	.81%
Net investment income (loss)	.42%	.49%	.68%	.86%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$16,868	$12,892	$16,279	$13,381	$11,273
Portfolio turnover rate F	25%	45%	33%	22%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class Z

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$15.83	$15.93	$13.49	$13.25	$15.35
Income from Investment Operations
Net investment income (loss) A,B	.10	.10	.12	.13	.06
Net realized and unrealized gain (loss)	5.82	.11	2.44	.21	(1.71)
Total from investment operations	5.92	.21	2.56	.34	(1.65)
Distributions from net investment income	(.08)	(.07)	(.12)	(.10)	(.05)
Distributions from net realized gain	(1.01)	(.24)	-	-	(.40)
Total distributions	(1.09)	(.31)	(.12)	(.10)	(.45)
Net asset value, end of period	$20.66	$15.83	$15.93	$13.49	$13.25
Total Return C	38.65%	1.17%	19.02%	2.59%	(11.13)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.57%	.57%	.62%	.68%	.69%
Expenses net of fee waivers, if any	.57%	.57%	.61%	.67%	.69%
Expenses net of all reductions, if any	.57%	.57%	.61%	.67%	.69%
Net investment income (loss)	.54%	.61%	.80%	.98%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$8,686	$9,347	$15,144	$10,181	$8,216
Portfolio turnover rate F	25%	45%	33%	22%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Women's Leadership Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Women's Leadership Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$67,540,030
Gross unrealized depreciation	(4,470,418)
Net unrealized appreciation (depreciation)	$63,069,612
Tax Cost	$107,510,825

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$187,494
Undistributed long-term capital gain	$4,377,170
Net unrealized appreciation (depreciation) on securities and other investments	$63,070,337

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$587,928	$ 646,544
Long-term Capital Gains	8,192,706	2,115,998
Total	$8,780,634	$ 2,762,542

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	38,250,535	48,756,938
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.72
Class M	.72
Class C	.72
Fidelity Women's Leadership Fund	.72
Class I	.68
Class Z	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.71
Class M	.71
Class C	.71
Fidelity Women's Leadership Fund	.66
Class I	.68
Class Z	.56

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Women's Leadership Fund	Russell 3000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Women's Leadership Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.10)%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	24,770	744
Class M	.25%	.25%	7,052	243
Class C	.75%	.25%	18,269	1,413
			50,091	2,400

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	5,057
Class M	183
Class CA	15
5,255

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Women's Leadership Fund	414

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Women's Leadership Fund	2,900,309	2,303,815	115,999
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Women's Leadership Fund	184
7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Women's Leadership Fund
Distributions to shareholders
Class A	$551,194	$147,378
Class M	78,888	18,319
Class C	102,331	25,878
Fidelity Women's Leadership Fund	6,741,565	2,101,314
Class I	887,465	280,010
Class Z	419,191	189,643
Total	$8,780,634	$2,762,542
8. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2026	Year ended April 30, 2025	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Women's Leadership Fund
Class A
Shares sold	56,675	114,129	$1,048,582	$1,928,216
Reinvestment of distributions	30,744	8,296	538,860	143,108
Shares redeemed	(96,013)	(82,945)	(1,769,076)	(1,387,205)
Net increase (decrease)	(8,594)	39,480	$(181,634)	$684,119
Class M
Shares sold	3,113	11,783	$57,445	$203,410
Reinvestment of distributions	4,541	956	78,888	16,431
Shares redeemed	(14,629)	(17,836)	(264,039)	(298,578)
Net increase (decrease)	(6,975)	(5,097)	$(127,706)	$(78,737)
Class C
Shares sold	10,263	7,303	$185,745	$120,549
Reinvestment of distributions	6,008	1,535	102,331	25,878
Shares redeemed	(28,749)	(21,410)	(540,320)	(349,531)
Net increase (decrease)	(12,478)	(12,572)	$(252,244)	$(203,104)
Fidelity Women's Leadership Fund
Shares sold	675,789	726,369	$12,627,615	$12,281,104
Reinvestment of distributions	350,759	111,168	6,185,077	1,921,767
Shares redeemed	(913,498)	(1,244,160)	(16,785,582)	(20,698,294)
Net increase (decrease)	113,050	(406,623)	$2,027,110	$(6,495,423)
Class I
Shares sold	66,113	148,657	$1,237,292	$2,468,135
Reinvestment of distributions	49,479	16,017	871,962	276,365
Shares redeemed	(112,001)	(371,817)	(2,071,021)	(6,236,025)
Net increase (decrease)	3,591	(207,143)	$38,233	$(3,491,525)
Class Z
Shares sold	85,822	149,250	$1,620,328	$2,503,384
Reinvestment of distributions	21,870	6,610	388,870	114,201
Shares redeemed	(277,636)	(516,122)	(4,858,899)	(8,999,106)
Net increase (decrease)	(169,944)	(360,262)	$(2,849,701)	$(6,381,521)
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Women's Leadership Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Women's Leadership Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 12, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $8,290,498 or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class I, Women's Leadership, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class I, Women's Leadership, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9893105.106
WLF-ANN-0626
Fidelity® Short Duration High Income Fund

Annual Report
April 30, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Short Duration High Income Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Bbam US CLO I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 6.6731% 3/30/2038 (c)(d)(j)	125,000	125,099
Carlyle US CLO Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 9.4166% 10/25/2037 (c)(d)(j)	150,000	150,159
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 7.4304% 1/17/2038 (c)(d)(j)	100,000	99,547
Flatiron RR CLO 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 8.9231% 4/15/2038 (c)(d)(j)	200,000	200,470
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		575,275
TOTAL ASSET-BACKED SECURITIES (Cost $575,000)		575,275

Bank Loan Obligations - 14.7%
	Principal Amount (a)	Value ($)
COLOMBIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Canacol Energy Ltd Tranche DIP 1LN, term loan CME Term SOFR 3 month Index + 9%, 15% 6/30/2026 (b)(c)(d)(f)	161,230	161,230
FINLAND - 0.2%
Materials - 0.2%
Paper & Forest Products - 0.2%
Ahlstrom Holding 3 Oy Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2112% 5/23/2030 (b)(c)(d)	540,923	532,906
FRANCE - 0.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 6.875%, 10.5481% 5/31/2031 (b)(c)(d)	1,078,915	1,098,001
LUXEMBOURG - 0.2%
Communication Services - 0.0%
Media - 0.0%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.6731% 10/31/2027 (b)(c)(d)	129,000	97,994
Financials - 0.2%
Financial Services - 0.2%
Accelya Lux Finco Sarl Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 8.9496% 10/1/2032 (b)(c)(d)	728,175	649,896
TOTAL LUXEMBOURG		747,890
NETHERLANDS - 0.0%
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.9612% 8/30/2028 (b)(c)(d)	48,498	20,611
SWITZERLAND - 0.3%
Materials - 0.3%
Chemicals - 0.3%
Consolidated Energy Finance SA 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 11/15/2030 (b)(c)(d)	205,000	195,861
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1634% 11/15/2030 (b)(c)(d)	906,828	870,700

TOTAL SWITZERLAND		1,066,561
UNITED KINGDOM - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
EG America LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 2/10/2031 (b)(c)(d)	695,000	695,000
UNITED STATES - 13.5%
Communication Services - 1.6%
Diversified Telecommunication Services - 0.2%
Uniti Services LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 10/6/2032 (b)(c)(d)	508,725	508,725
Entertainment - 0.1%
OAK-Eagle Acquireco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 0% 3/24/2033 (b)(c)(d)(e)	305,000	305,076
Media - 1.3%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.2996% 6/18/2029 (b)(c)(d)	608,839	571,091
EW Scripps Co/The Tranche B3 1LN, term loan CME Term SOFR 1 month Index + 3.35%, 7.1255% 11/30/2029 (b)(c)(d)	357,447	351,041
Sinclair Television Group Inc Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3.3%, 7.0667% 12/31/2029 (b)(c)(d)	204,484	184,931
Sinclair Television Group Inc Tranche B7 1LN, term loan CME Term SOFR 1 month Index + 4.1%, 7.8522% 12/31/2030 (b)(c)(d)	1,174,960	1,055,995
Univision Communications Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0167% 1/31/2029 (b)(c)(d)	1,434,134	1,422,777
Virgin Media Bristol LLC Tranche Q 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0192% 1/31/2029 (b)(c)(d)	785,000	766,521
		4,352,356
TOTAL COMMUNICATION SERVICES		5,166,157
Consumer Discretionary - 3.2%
Automobile Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 1/28/2032 (b)(c)(d)	94,525	94,919
Broadline Retail - 0.3%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/23/2032 (b)(c)(d)	1,002,273	1,007,535
Distributors - 0.4%
BCPE Empire Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 12/29/2032 (b)(c)(d)	865,000	863,106
Solenis Holdings Ltd Tranche B6 1LN, term loan CME Term SOFR 3 month Index + 3%, 6.6996% 6/20/2031 (b)(c)(d)	511,466	504,627
		1,367,733
Diversified Consumer Services - 0.1%
TKC Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.168% 8/19/2030 (b)(c)(d)	350,000	347,813
Hotels, Restaurants & Leisure - 1.3%
Fertitta Entertainment LLC/NV Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/29/2029 (b)(c)(d)	1,478,219	1,464,664
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4022% 1/28/2032 (b)(c)(d)	350,296	348,033
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.6522% 8/2/2028 (b)(c)(d)	32,660	32,679
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9612% 6/1/2028 (b)(c)(d)	1,362,868	1,297,000
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 12/30/2026 (b)(c)(d)	752,308	720,335
		3,862,711
Household Durables - 0.4%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0022% 6/29/2028 (b)(c)(d)	379,468	342,253
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4418% 10/1/2032 (b)(c)(d)	1,010,000	982,700
		1,324,953
Specialty Retail - 0.7%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.5023% 6/6/2031 (b)(c)(d)	776,673	646,193
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6523% 6/6/2031 (b)(c)(d)	659,955	585,162
Michaels Cos Inc/The 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.668% 2/22/2033 (b)(c)(d)	490,000	484,385
Park River Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1918% 3/15/2031 (b)(c)(d)	29,925	29,858
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 4/18/2031 (b)(c)(d)(e)	240,000	237,900
Wand NewCo 3 Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 1/30/2031 (b)(c)(d)	150,446	150,623
White Cap Supply Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1677% 2/10/2033 (b)(c)(d)	275,000	272,555
		2,406,676
TOTAL CONSUMER DISCRETIONARY		10,412,340
Consumer Staples - 0.3%
Consumer Staples Distribution & Retail - 0.2%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6996% 9/20/2030 (b)(c)(d)	497,500	483,406
Food Products - 0.1%
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 8.15%, 0% (b)(c)(d)(f)(g)	57,406	0
Del Monte Foods Corp II Inc Tranche FLFO B 1LN, term loan CME Term SOFR 3 month Index + 8%, 0% (b)(c)(d)(f)(g)	16,704	0
Del Monte Foods Corp II Inc Tranche TLB DIP ROLLUP, term loan CME Term SOFR 3 month Index + 9.5%, 0% (b)(c)(d)(f)(g)	123,889	46,920
Nourish Buyer I Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6687% 7/9/2032 (b)(c)(d)	403,988	406,008
		452,928
TOTAL CONSUMER STAPLES		936,334
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (b)(c)(d)(g)	2,229,210	1,434,831
Financials - 1.6%
Capital Markets - 0.3%
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.4132% 2/3/2032 (b)(c)(d)	1,132,457	1,130,339
Financial Services - 0.8%
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 7/31/2031 (b)(c)(d)	479,644	469,653
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 7/31/2031 (b)(c)(d)	562,749	551,212
Nexus Buyer LLC Tranche B 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 9.4022% 2/16/2032 (b)(c)(d)	355,000	342,465
Vci Asset Holdings 3 LLC Tranche TL, term loan 6.875% 4/15/2031 (b)(f)	215,000	212,850
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1619% 2/20/2032 (b)(c)(d)	1,008,063	1,008,224
		2,584,404
Insurance - 0.5%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 11/6/2030 (b)(c)(d)	4,938	4,851
Alliant Hldgs Intermediate LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 9/19/2031 (b)(c)(d)	382,492	381,735
Asurion LLC Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4134% 2/23/2033 (b)(c)(d)	761,014	748,016
USI Inc/NY Tranche D 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 5.9496% 11/21/2029 (b)(c)(d)	615,858	616,406
		1,751,008
TOTAL FINANCIALS		5,465,751
Health Care - 1.1%
Health Care Equipment & Supplies - 0.4%
Bausch + Lomb Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4022% 1/15/2031 (b)(c)(d)	1,213,900	1,219,593
Medline Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.4022% 10/23/2028 (b)(c)(d)	184,940	185,552
		1,405,145
Health Care Providers & Services - 0.0%
Cano Health LLC Tranche INITIAL EXCHANGE TERM LOANS 1LN, term loan CME Term SOFR 3 month Index + 10%, 13.6996% 6/28/2029 (b)(c)(d)(f)	207,819	145,473
Health Care Technology - 0.2%
AthenaHealth Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 2/15/2029 (b)(c)(d)	502,920	500,677
Pharmaceuticals - 0.5%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9022% 10/8/2030 (b)(c)(d)	1,526,667	1,484,302
Jazz Financing Lux Sarl Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9022% 5/5/2028 (b)(c)(d)	33,758	33,895
		1,518,197
TOTAL HEALTH CARE		3,569,492
Industrials - 1.3%
Aerospace & Defense - 0.0%
TransDigm Inc Tranche N 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 2/13/2033 (b)(c)(d)	85,000	85,122
Building Products - 0.0%
Cornerstone Building Brands Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.024% 4/12/2028 (b)(c)(d)	59,843	36,680
Commercial Services & Supplies - 1.1%
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9022% 12/21/2028 (b)(c)(d)	558,905	559,989
Allied Universal Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 8/20/2032 (b)(c)(d)	293,525	294,238
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1636% 8/1/2030 (b)(c)(d)	363,134	314,075
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.9277% 9/4/2030 (b)(c)(d)	1,567,083	1,084,422
CSC ServiceWorks East LLC Tranche INITIAL FL1O 1LN, term loan CME Term SOFR 1 month Index + 5.43%, 9.0961% 9/4/2030 (b)(c)(d)	333,855	339,240
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.7687% 2/3/2033 (b)(c)(d)	725,000	709,231
		3,301,195
Ground Transportation - 0.2%
Genesee & Wyoming Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.4496% 4/10/2031 (b)(c)(d)	749,217	749,667
Machinery - 0.0%
Beach Acquisition Bidco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 6.9496% 9/13/2032 (b)(c)(d)	44,888	45,028
Passenger Airlines - 0.0%
Vista Management Holding Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.4418% 4/1/2031 (b)(c)(d)	39,399	39,012
Transportation Infrastructure - 0.0%
GB AIT Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/22/2033 (b)(c)(d)(e)	130,000	130,108
TOTAL INDUSTRIALS		4,386,812
Information Technology - 1.2%
IT Services - 0.1%
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9347% 2/10/2028 (b)(c)(d)	398,891	373,035
Software - 1.1%
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 12/11/2028 (b)(c)(d)	946,583	929,506
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 6/2/2028 (b)(c)(d)	318,031	276,410
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6996% 8/31/2028 (b)(c)(d)	1,788,516	1,734,110
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 9/8/2032 (b)(c)(d)	845,000	838,265
		3,778,291
TOTAL INFORMATION TECHNOLOGY		4,151,326
Materials - 2.6%
Chemicals - 2.2%
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7727% 11/24/2027 (b)(c)(d)	888,032	808,110
Chemours Co/The Tranche B3 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 10/15/2032 (b)(c)(d)	498,750	496,880
Discovery Purchaser Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.4136% 10/4/2029 (b)(c)(d)	997,425	986,952
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 7.7246% 7/3/2028 (b)(c)(d)	1,227,008	1,133,448
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6523% 3/15/2029 (b)(c)(d)	1,014,916	982,438
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 8/25/2031 (b)(c)(d)	1,008,955	995,082
Mativ Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1522% 4/4/2033 (b)(c)(d)	520,000	514,800
Olympus Water US Holding Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9496% 11/3/2032 (b)(c)(d)	34,913	34,505
Scih Salt Hldgs Inc Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.3504% 1/31/2029 (b)(c)(d)	120,685	121,030
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1788% 9/30/2031 (b)(c)(d)	1,112,270	941,859
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 5.9496% 4/4/2029 (b)(c)(d)	139,296	122,163
		7,137,267
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 6.8272% 4/13/2029 (b)(c)(d)	1,363,925	1,298,047
TOTAL MATERIALS		8,435,314
Utilities - 0.2%
Electric Utilities - 0.1%
NRG Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.4189% 4/16/2031 (b)(c)(d)	44,658	44,729
WEC US Holdings Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.6648% 1/27/2031 (b)(c)(d)	441,625	442,504
		487,233
Independent Power and Renewable Electricity Producers - 0.1%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.1727% 3/29/2030 (b)(c)(d)	262,510	264,039
TOTAL UTILITIES		751,272
TOTAL UNITED STATES		44,709,629
TOTAL BANK LOAN OBLIGATIONS (Cost $49,936,181)		49,031,828

Common Stocks - 0.2%
	Shares	Value ($)
FRANCE - 0.0%
Communication Services - 0.0%
Media - 0.0%
Altice France Holding SA (f)	9,686	145,509
UNITED STATES - 0.2%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
White Iris LLC (f)	652	8,254
Energy - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd (f)(h)	6,468	0
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy Inc (f)(h)	4,636	71,622
TOTAL ENERGY		71,622
Financials - 0.0%
Financial Services - 0.0%
Limetree Bay Cayman Ltd (f)(h)	80	0
Health Care - 0.2%
Health Care Providers & Services - 0.2%
Cano Health LLC (f)(h)	29,327	282,126
Cano Health LLC warrants 6/28/2029 (f)(h)	901	1,586
TOTAL HEALTH CARE		283,712
TOTAL UNITED STATES		363,588
TOTAL COMMON STOCKS (Cost $951,103)		509,097

Convertible Corporate Bonds - 2.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 2.0%
Communication Services - 0.1%
Media - 0.1%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind (c)	126,427	474,338
Financials - 0.5%
Financial Services - 0.5%
Redfin Corp 0.5% 4/1/2027	1,719,000	1,639,926
Industrials - 0.1%
Electrical Equipment - 0.1%
Eos Energy Enterprises Inc 1.75% 12/1/2031 (j)	415,000	302,328
Information Technology - 1.2%
Semiconductors & Semiconductor Equipment - 0.1%
MKS Inc 1.25% 6/1/2030	164,000	322,588
Software - 1.1%
Riot Platforms Inc 0.75% 1/15/2030	866,000	1,235,176
Strategy Inc 0% 12/1/2029 (k)	1,990,000	1,719,161
Terawulf Inc 0% 5/1/2032 (j)(k)	552,000	753,369
		3,707,706
TOTAL INFORMATION TECHNOLOGY		4,030,294
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Compass Inc 0.25% 4/15/2031 (j)	400,000	351,200
TOTAL UNITED STATES		6,798,086
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $5,833,279)		6,798,086

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
UNITED STATES - 0.2%
Consumer Discretionary - 0.1%
Household Durables - 0.1%
Whirlpool Corp Series A, 8.5%	8,089	342,003
Financials - 0.1%
Financial Services - 0.1%
Apollo Global Management Inc Series A, 6.75%	4,984	327,697
Information Technology - 0.0%
Software - 0.0%
Oracle Corp Series D 6.5%	3,150	154,004
TOTAL UNITED STATES		823,704
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $877,979)		823,704

Non-Convertible Corporate Bonds - 74.6%
	Principal Amount (a)	Value ($)
ANGOLA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Azule Energy Finance Plc 8.125% 1/23/2030 (j)	305,000	314,149
AUSTRALIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Mineral Resources Ltd 6% 5/1/2032 (j)	150,000	148,804
Mineral Resources Ltd 7% 4/1/2031 (j)	155,000	160,885
Mineral Resources Ltd 9.25% 10/1/2028 (j)	776,000	805,403

TOTAL AUSTRALIA		1,115,092
BAILIWICK OF JERSEY - 0.2%
Consumer Discretionary - 0.2%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (j)	355,000	285,006
Hotels, Restaurants & Leisure - 0.1%
A&K Travel Group Holdings Ltd 7.5% 5/15/2033 (j)	320,000	321,578
TOTAL BAILIWICK OF JERSEY		606,584
BRAZIL - 0.6%
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Ambipar Lux Sarl 9.875% (g)(j)	1,115,000	203,833
Passenger Airlines - 0.0%
Azul Secured Finance LLP 9.875% 2/15/2031 (j)	155,000	137,756
TOTAL INDUSTRIALS		341,589
Materials - 0.5%
Metals & Mining - 0.5%
ERO Copper Corp 6.5% 2/15/2030 (j)	915,000	913,161
Samarco Mineracao SA 9% 6/30/2031 pay-in-kind (c)(j)	694,735	695,430
TOTAL MATERIALS		1,608,591
TOTAL BRAZIL		1,950,180
CAMEROON - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Golar LNG Ltd 7.5% 10/2/2030 (j)	580,000	590,150
Golar LNG Ltd 7.75% 9/19/2029 (j)(o)	200,000	202,372

TOTAL CAMEROON		792,522
CANADA - 2.6%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.3%
TELUS Corp 6.375% 6/9/2056 (c)	485,000	485,055
TELUS Corp 6.625% 10/15/2055 (c)	605,000	611,758
		1,096,813
Wireless Telecommunication Services - 0.4%
Rogers Communications Inc 6.875% 7/31/2056 (c)	1,260,000	1,279,652
TOTAL COMMUNICATION SERVICES		2,376,465
Consumer Discretionary - 0.9%
Hotels, Restaurants & Leisure - 0.9%
1011778 BC ULC / New Red Finance Inc 3.875% 1/15/2028 (j)	855,000	839,091
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (j)	815,000	775,357
1011778 BC ULC / New Red Finance Inc 5.625% 9/15/2029 (j)	725,000	731,505
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (j)	345,000	351,086
TOTAL CONSUMER DISCRETIONARY		2,697,039
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
TransCanada PipeLines Ltd 6.125% 10/17/2056 (c)	670,000	672,933
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Wrangler Holdco Corp 6.625% 4/1/2032 (j)	365,000	376,541
Information Technology - 0.4%
Software - 0.4%
Open Text Corp 3.875% 2/15/2028 (j)	1,255,000	1,214,296
Materials - 0.3%
Chemicals - 0.2%
Methanex Corp 5.125% 10/15/2027	830,000	830,468
Metals & Mining - 0.1%
Capstone Copper Corp 6.75% 3/31/2033 (j)	265,000	269,685
TOTAL MATERIALS		1,100,153
TOTAL CANADA		8,437,427
COLOMBIA - 0.4%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Canacol Energy Ltd 5.75% (g)(j)	1,145,000	423,650
Gran Tierra Energy Inc 9.75% 4/15/2031 (j)(m)	235,000	213,850
TOTAL ENERGY		637,500
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 5.375% 12/30/2030 (j)	757,621	702,239
TOTAL COLOMBIA		1,339,739
CONGO DEMOCRATIC REPUBLIC OF - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Ivanhoe Mines Ltd 7.875% 1/23/2030 (j)	345,000	350,427
FRANCE - 0.3%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Altice France SA 6.5% 4/15/2032 (j)	190,548	187,411
Altice France SA 6.875% 10/15/2030 (j)	159,116	156,424
Altice France SA 6.875% 7/15/2032 (j)	240,305	236,379
TOTAL COMMUNICATION SERVICES		580,214
Energy - 0.1%
Energy Equipment & Services - 0.1%
Viridien 10% 10/15/2030 (j)	251,000	269,547
TOTAL FRANCE		849,761
GERMANY - 0.2%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
ZF North America Capital Inc 6.75% 4/23/2030 (j)(m)	215,000	213,582
ZF North America Capital Inc 7.5% 3/24/2031 (j)	285,000	285,367
TOTAL CONSUMER DISCRETIONARY		498,949
Industrials - 0.0%
Machinery - 0.0%
TK Elevator US Newco Inc 5.25% 7/15/2027 (j)	274,000	274,068
TOTAL GERMANY		773,017
GHANA - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Kosmos Energy Ltd 7.5% 3/1/2028 (j)	1,195,000	1,163,070
GRAND CAYMAN (UK OVERSEAS TER) - 0.3%
Financials - 0.3%
Financial Services - 0.3%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (j)	1,070,000	1,085,313
IRELAND - 0.4%
Financials - 0.3%
Financial Services - 0.3%
GGAM Finance Ltd 5.875% 3/15/2030 (j)	525,000	528,869
GGAM Finance Ltd 6.875% 4/15/2029 (j)	320,000	326,922
TOTAL FINANCIALS		855,791
Industrials - 0.1%
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd 4.85% 4/1/2033 (j)	385,000	371,336
TOTAL IRELAND		1,227,127
ISRAEL - 0.2%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energean Israel Finance Ltd 5.375% 3/30/2028 (j)(o)	195,000	191,797
Health Care - 0.2%
Pharmaceuticals - 0.2%
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030	550,000	564,511
TOTAL ISRAEL		756,308
LUXEMBOURG - 0.2%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Altice France Lux 3 / Altice Holdings 1 10% 1/15/2033 (j)	275,000	272,010
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Breakwater Energy Holdings Sarl 9.25% 11/15/2030 (j)	285,000	303,521
Materials - 0.0%
Chemicals - 0.0%
Herens Holdco Sarl 4.75% 5/15/2028 (j)	275,000	243,375
TOTAL LUXEMBOURG		818,906
MAURITIUS - 0.1%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Axian Telecom Holding & Management PLC 7.25% 7/11/2030 (j)	170,000	171,096
NIGERIA - 0.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
IHS Holding Ltd 5.625% 11/29/2026 (j)	655,000	651,542
IHS Holding Ltd 7.875% 5/29/2030 (j)	200,000	206,222

TOTAL NIGERIA		857,764
NORWAY - 0.4%
Energy - 0.4%
Energy Equipment & Services - 0.4%
Seadrill Finance Ltd 8.375% 8/1/2030 (j)	445,000	466,503
TGS ASA 8.5% 1/15/2030 (j)	680,000	710,119

TOTAL NORWAY		1,176,622
PANAMA - 0.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.2%
Sable International Finance Ltd 7.125% 10/15/2032 (j)	675,000	677,261
Wireless Telecommunication Services - 0.2%
C&W Senior Finance Ltd 9% 1/15/2033 (j)	685,000	700,199
TOTAL PANAMA		1,377,460
PERU - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Volcan Cia Minera SAA 8.5% 10/28/2032 (j)	300,000	308,621
SOUTH AFRICA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Liquid Telecommunications Financing Plc 10.75% 4/14/2031 (j)	330,000	334,722
SWITZERLAND - 0.3%
Industrials - 0.3%
Aerospace & Defense - 0.3%
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (j)	645,000	645,039
VistaJet Malta Finance PLC / Vista Management Holding Inc 9.5% 6/1/2028 (j)	210,000	212,284
TOTAL INDUSTRIALS		857,323
Materials - 0.0%
Chemicals - 0.0%
Consolidated Energy Finance SA 5.625% 10/15/2028 (j)	180,000	171,000
TOTAL SWITZERLAND		1,028,323
TANZANIA - 0.2%
Information Technology - 0.2%
Communications Equipment - 0.2%
HTA Group Ltd/Mauritius 6.75% 4/1/2031 (j)	200,000	203,437
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (j)	595,000	612,862

TOTAL TANZANIA		816,299
UNITED KINGDOM - 1.0%
Consumer Discretionary - 0.2%
Specialty Retail - 0.2%
Belron UK Finance PLC 5.75% 10/15/2029 (j)	800,000	808,033
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
EG Global Finance PLC 12% 11/30/2028 (j)	1,855,000	1,978,801
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (j)	705,000	700,718
TOTAL UNITED KINGDOM		3,487,552
UNITED STATES - 65.0%
Communication Services - 8.6%
Diversified Telecommunication Services - 4.1%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (j)	525,000	519,779
APLD ComputeCo LLC 9.25% 12/15/2030 (j)	2,010,000	2,160,519
Black Pearl Compute LLC 6.125% 2/15/2031 (j)(m)	359,000	364,237
Cipher Compute LLC 7.125% 11/15/2030 (j)(m)	365,000	378,326
Core Scientific Finance I LLC 7.75% 5/15/2031 (j)(n)	1,755,000	1,750,620
Edged Compute LLC 7.5% 4/30/2031 (j)	1,355,000	1,328,597
Flash Compute LLC 7.25% 12/31/2030 (j)(m)	980,000	999,669
Level 3 Financing Inc 7% 3/31/2034 (j)	75,000	77,791
Meridian Arc Holdco LLC 6.25% 4/30/2031 (j)	1,050,000	1,049,761
PR RNO Property Owner 1 LLC 6.5% 5/1/2031 (j)	2,215,000	2,195,539
SV RNO Property Owner 1 LLC 5.875% 3/1/2031 (j)	955,000	936,997
Uniti Services LLC 7.5% 10/15/2033 (j)	290,000	305,327
WULF Compute LLC 7.75% 10/15/2030 (j)(m)	1,345,000	1,413,589
		13,480,751
Entertainment - 0.9%
Live Nation Entertainment Inc 4.75% 10/15/2027 (j)	1,700,000	1,694,919
OAK-Eagle Acquireco Inc 7.25% 7/1/2033 (j)	500,000	515,208
OAK-Eagle Acquireco Inc 8.75% 7/1/2034 (j)	365,000	379,829
ROBLOX Corp 3.875% 5/1/2030 (j)	465,000	440,443
		3,030,399
Media - 3.6%
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 3/1/2030 (j)	580,000	549,799
CCO Holdings LLC / CCO Holdings Capital Corp 5.125% 5/1/2027 (j)	499,000	498,449
CCO Holdings LLC / CCO Holdings Capital Corp 5.375% 6/1/2029 (j)	920,000	905,151
CCO Holdings LLC / CCO Holdings Capital Corp 7% 2/1/2033 (j)(m)	1,070,000	1,054,735
Clear Channel Outdoor Holdings Inc 7.125% 2/15/2031 (j)	600,000	623,768
Clear Channel Outdoor Holdings Inc 7.5% 3/15/2033 (j)	180,000	189,085
Clear Channel Outdoor Holdings Inc 7.875% 4/1/2030 (j)	145,000	150,966
CSC Holdings LLC 3.375% 2/15/2031 (j)	50,000	29,062
CSC Holdings LLC 4.5% 11/15/2031 (j)	510,000	297,355
CSC Holdings LLC 5.5% 4/15/2027 (j)	280,000	236,192
DISH Network Corp 11.75% 11/15/2027 (j)	1,460,000	1,507,158
EchoStar Corp 10.75% 11/30/2029	1,959,934	2,128,003
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (c)	917,483	930,894
EW Scripps Co/The 9.875% 8/15/2030 (j)	1,425,000	1,429,223
Univision Communications Inc 4.5% 5/1/2029 (j)	340,000	324,398
Univision Communications Inc 7.375% 6/30/2030 (j)	725,000	724,310
Univision Communications Inc 8.875% 4/15/2033 (j)	315,000	316,717
Univision Communications Inc 9.375% 8/1/2032 (j)	150,000	155,227
		12,050,492
TOTAL COMMUNICATION SERVICES		28,561,642
Consumer Discretionary - 8.2%
Automobile Components - 0.9%
American Axle & Manufacturing Inc 6.375% 10/15/2032 (j)	220,000	219,606
Clarios Global LP / Clarios US Finance Co 6.75% 9/15/2032 (j)	770,000	787,664
Clarios Global LP / Clarios US Finance Co 6.75% 2/15/2030 (j)	315,000	325,455
Clarios Global LP / Clarios US Finance Co 6.75% 5/15/2028 (j)	170,000	172,954
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.125% 4/15/2031 (j)	1,025,000	1,032,077
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.375% 4/15/2034 (j)	105,000	104,866
Patrick Industries Inc 6.375% 11/1/2032 (j)	440,000	442,701
		3,085,323
Automobiles - 0.3%
Nissan Motor Acceptance Co LLC 2.45% 9/15/2028 (j)	50,000	46,190
Nissan Motor Acceptance Co LLC 5.55% 9/13/2029 (j)	85,000	83,217
Nissan Motor Acceptance Co LLC 6.125% 9/30/2030 (j)	215,000	211,750
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10% 1/15/2031 (j)	685,000	681,788
		1,022,945
Broadline Retail - 0.5%
Saks Global Enterprises LLC 11% (f)(g)(j)	174,915	0
Wayfair LLC 6.75% 11/15/2032 (j)	145,000	146,596
Wayfair LLC 7.25% 10/31/2029 (j)	540,000	553,377
Wayfair LLC 7.75% 9/15/2030 (j)(m)	840,000	871,571
		1,571,544
Diversified Consumer Services - 1.2%
Service Corp International/US 5.75% 10/15/2032 (m)	670,000	675,907
Sotheby's 8.25% 4/15/2031 (j)	1,010,000	981,206
StoneMor Inc 8.5% 5/15/2029 (j)	815,000	804,332
TKC Holdings Inc 12% 2/15/2031 (j)	650,000	677,299
TKC Holdings Inc 8.5% 8/15/2030 (j)	705,000	721,634
		3,860,378
Hotels, Restaurants & Leisure - 3.3%
Boyd Gaming Corp 4.75% 12/1/2027	435,000	433,047
Caesars Entertainment Inc 4.625% 10/15/2029 (j)(m)	615,000	593,587
Carnival Corp 5.125% 5/1/2029 (j)	495,000	493,516
Carnival Corp 5.75% 3/15/2030 (j)	295,000	299,279
Carnival Corp 5.875% 6/15/2031 (j)	480,000	486,828
Carnival Corp 6.125% 2/15/2033 (j)	1,365,000	1,385,011
Churchill Downs Inc 4.75% 1/15/2028 (j)(m)	365,000	361,818
Churchill Downs Inc 6.75% 5/1/2031 (j)(m)	700,000	715,972
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (j)	1,495,000	1,448,565
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (j)	540,000	521,141
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (j)	285,000	288,920
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 5% 6/1/2029 (j)(m)	540,000	522,591
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (j)(m)	335,000	338,888
Life Time Inc 6% 11/15/2031 (j)	500,000	507,562
MajorDrive Holdings IV LLC 6.375% 6/1/2029 (j)	125,000	104,523
NCL Corp Ltd 5.875% 1/15/2031 (j)	425,000	413,661
Royal Caribbean Cruises Ltd 5.5% 4/1/2028 (j)	450,000	454,833
Viking Cruises Ltd 9.125% 7/15/2031 (j)	460,000	484,717
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (j)	150,000	149,902
VOC Escrow Ltd 5% 2/15/2028 (j)	240,000	239,490
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp 5.25% 5/15/2027 (j)	390,000	390,352
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 6.25% 3/15/2033 (j)	195,000	195,956
		10,830,159
Household Durables - 0.9%
LGI Homes Inc 4% 7/15/2029 (j)(m)	435,000	394,589
LGI Homes Inc 7% 11/15/2032 (j)(m)	445,000	426,472
LGI Homes Inc 8.75% 12/15/2028 (j)	425,000	437,617
Risewell Homes Inc 8.5% 11/1/2030 (j)	305,000	311,625
Somnigroup International Inc 4% 4/15/2029 (j)	1,145,000	1,107,643
Whirlpool Corp 6.125% 6/15/2030 (m)	390,000	382,448
Whirlpool Corp 6.5% 6/15/2033	95,000	90,987
		3,151,381
Specialty Retail - 1.1%
Advance Auto Parts Inc 7% 8/1/2030 (j)	205,000	211,473
Carvana Co 5.875% 10/1/2028 (j)	115,000	112,413
Group 1 Automotive Inc 6.375% 1/15/2030 (j)	675,000	685,967
LBM Acquisition LLC 6.25% 1/15/2029 (j)	140,000	97,020
LBM Acquisition LLC 9.5% 6/15/2031 (j)	455,000	398,118
Michaels Cos Inc/The 8.5% 3/15/2033 (j)	310,000	306,140
Park River Holdings Inc 8% 3/15/2031 (j)	110,000	110,604
Staples Inc 10.75% 9/1/2029 (j)	1,300,000	1,242,604
Wand NewCo 3 Inc 7.625% 1/30/2032 (j)	205,000	213,412
White Cap Supply Holdings LLC 7.375% 11/15/2030 (j)	255,000	257,843
		3,635,594
TOTAL CONSUMER DISCRETIONARY		27,157,324
Consumer Staples - 1.9%
Consumer Staples Distribution & Retail - 1.5%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (j)	370,000	352,847
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.5% 3/31/2031 (j)	260,000	258,555
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.5% 2/15/2028 (j)	1,040,000	1,052,345
Albertsons Cos Inc 5.625% 3/31/2032 (j)	625,000	616,573
C&S Group Enterprises LLC 5% 12/15/2028 (j)	310,000	289,163
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7.125% 4/30/2033 (j)	120,000	121,488
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (j)	820,000	857,157
Performance Food Group Inc 4.25% 8/1/2029 (j)	270,000	261,766
Performance Food Group Inc 6.125% 9/15/2032 (j)(m)	435,000	440,947
US Foods Inc 4.75% 2/15/2029 (j)	645,000	637,978
US Foods Inc 5.75% 4/15/2033 (j)	215,000	215,789
		5,104,608
Food Products - 0.4%
Fiesta Purchaser Inc 7.875% 3/1/2031 (j)	240,000	247,842
Fiesta Purchaser Inc 9.625% 9/15/2032 (j)	795,000	822,166
Post Holdings Inc 4.625% 4/15/2030 (j)	370,000	359,468
Post Holdings Inc 6.375% 3/1/2033 (j)(m)	225,000	224,912
		1,654,388
TOTAL CONSUMER STAPLES		6,758,996
Energy - 7.5%
Energy Equipment & Services - 1.2%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (j)	150,000	154,343
Kodiak Gas Services LLC 5.875% 4/1/2031 (j)	305,000	307,216
SESI LLC 7.875% 9/30/2030 (j)	770,000	795,135
Transocean International Ltd 7.875% 10/15/2032 (j)	80,000	85,723
Transocean International Ltd 8.25% 5/15/2029 (j)	665,000	690,454
USA Compression Partners LP / USA Compression Finance Corp 6.25% 10/1/2033 (j)	320,000	322,916
USA Compression Partners LP / USA Compression Finance Corp 7.125% 3/15/2029 (j)	210,000	217,021
Valaris Ltd 8.375% 4/30/2030 (j)	355,000	370,183
WBI Operating LLC 6.25% 10/15/2030 (j)	990,000	1,003,771
		3,946,762
Oil, Gas & Consumable Fuels - 6.3%
Aethon United BR LP / Aethon United Finance Corp 7.5% 10/1/2029 (j)	305,000	318,633
Buckeye Partners LP 4.125% 12/1/2027	310,000	304,759
California Resources Corp 8.25% 6/15/2029 (j)	588,000	613,131
CNX Midstream Partners LP 4.75% 4/15/2030 (j)	690,000	667,719
CNX Resources Corp 7.25% 3/1/2032 (j)(m)	485,000	505,291
Comstock Resources Inc 5.875% 1/15/2030 (j)(m)	485,000	469,792
Comstock Resources Inc 6.75% 3/1/2029 (j)	975,000	974,656
CVR Energy Inc 7.5% 2/15/2031 (j)	1,150,000	1,164,631
DBR Land Holdings LLC 6.25% 12/1/2030 (j)	350,000	358,313
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (j)	80,000	79,991
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (j)	970,000	1,012,053
Energy Transfer LP 6.5% 2/15/2056 (c)	470,000	471,267
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029	230,000	232,112
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (j)	115,000	117,857
Harvest Midstream I LP 7.5% 5/15/2032 (j)	415,000	432,077
Hess Midstream Operations LP 5.875% 3/1/2028 (j)	910,000	918,943
Hess Midstream Operations LP 6.5% 6/1/2029 (j)	755,000	773,554
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (j)	460,000	479,669
Kinetik Holdings LP 6.625% 12/15/2028 (j)	1,145,000	1,168,006
Matador Resources Co 6.5% 4/15/2032 (j)	365,000	372,725
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (j)	320,000	323,954
Northern Oil & Gas Inc 7.875% 10/15/2033 (j)(m)	405,000	419,740
Northern Oil & Gas Inc 8.75% 6/15/2031 (j)(m)	445,000	464,682
PBF Holding Co LLC / PBF Finance Corp 6% 2/15/2028	400,000	399,653
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (j)	630,000	645,817
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (j)	865,000	929,455
Prairie Acquiror LP 9% 8/1/2029 (j)	1,440,000	1,503,752
Rockies Express Pipeline LLC 6.75% 3/15/2033 (j)(m)	255,000	265,869
SM Energy Co 6.625% 1/15/2027	431,000	431,041
Summit Midstream Holdings LLC 8.625% 10/31/2029 (j)	150,000	156,835
Sunoco LP / Sunoco Finance Corp 5.875% 3/15/2028 (m)	250,000	250,305
Sunoco LP 5.375% 7/15/2031 (j)	545,000	542,447
Sunoco LP 5.625% 3/15/2031 (j)(m)	1,095,000	1,099,064
Sunoco LP 6.625% 8/15/2032 (j)	590,000	603,221
Talos Production Inc 9% 2/1/2029 (j)	295,000	307,752
Venture Global LNG Inc 7% 1/15/2030 (j)(m)	300,000	308,588
Venture Global Plaquemines LNG LLC 6.125% 12/15/2030 (j)	315,000	324,853
Venture Global Plaquemines LNG LLC 6.5% 6/15/2034 (j)(m)	180,000	188,358
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (j)	285,000	316,054
		20,916,619
TOTAL ENERGY		24,863,381
Financials - 8.0%
Capital Markets - 1.1%
Broadstreet Partners Group LLC 5.875% 4/15/2029 (j)	595,000	585,894
Focus Financial Partners LLC 6.75% 9/15/2031 (j)(m)	575,000	584,973
Hightower Holding LLC 6.75% 4/15/2029 (j)	135,000	134,080
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (j)	425,000	427,234
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (j)	395,000	405,788
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (j)(m)	1,015,000	973,730
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (j)	580,000	609,085
		3,720,784
Consumer Finance - 1.3%
Ford Motor Credit Co LLC 5.42% 4/9/2031	1,200,000	1,189,589
Navient Corp 6.75% 6/15/2026	250,000	250,391
OneMain Finance Corp 3.5% 1/15/2027	775,000	765,018
OneMain Finance Corp 5.375% 11/15/2029	870,000	857,601
OneMain Finance Corp 6.125% 5/15/2030	415,000	414,856
OneMain Finance Corp 6.75% 3/15/2032	85,000	84,975
OneMain Finance Corp 7.125% 11/15/2031	210,000	212,950
PRA Group Inc 5% 10/1/2029 (j)(m)	165,000	156,648
PRA Group Inc 8.875% 1/31/2030 (j)(m)	420,000	434,573
		4,366,601
Financial Services - 2.4%
Block Inc 5.625% 8/15/2030 (j)	295,000	295,298
Block Inc 6% 8/15/2033 (j)	165,000	164,681
Block Inc 6.5% 5/15/2032	595,000	606,337
Compass Group Diversified Holdings LLC 5.25% 4/15/2029 (j)(m)	1,315,000	1,244,439
CrossCountry Intermediate HoldCo LLC 6.5% 10/1/2030 (j)	290,000	284,912
CrossCountry Intermediate HoldCo LLC 6.75% 12/1/2032 (j)	180,000	173,984
Freedom Mortgage Corp 6.625% 1/15/2027 (j)	335,000	334,681
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (j)	980,000	988,555
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	1,525,000	1,510,371
Rocket Cos Inc 6.125% 8/1/2030 (j)	600,000	608,901
Rocket Cos Inc 6.5% 8/1/2029 (j)	350,000	356,541
UWM Holdings LLC 6.25% 3/15/2031 (j)	340,000	315,299
UWM Holdings LLC 6.625% 2/1/2030 (j)	655,000	628,646
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (j)	470,000	497,118
		8,009,763
Insurance - 2.7%
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (j)	880,000	883,085
Acrisure LLC / Acrisure Finance Inc 8.5% 6/15/2029 (j)	1,160,000	1,160,699
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 10/15/2027 (j)	30,000	29,979
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (j)	1,355,000	1,370,504
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7% 1/15/2031 (j)	150,000	153,089
AmWINS Group Inc 4.875% 6/30/2029 (j)(m)	540,000	522,234
AmWINS Group Inc 6.375% 2/15/2029 (j)(m)	385,000	389,486
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (j)	890,000	861,654
Athene Holding Ltd 6.875% 6/28/2055 (c)	500,000	485,207
HUB International Ltd 7.25% 6/15/2030 (j)	350,000	362,065
HUB International Ltd 7.375% 1/31/2032 (j)	835,000	855,350
Panther Escrow Issuer LLC 7.125% 6/1/2031 (j)	940,000	944,402
Ryan Specialty LLC 5.875% 8/1/2032 (j)	450,000	449,931
USI Inc/NY 7.5% 1/15/2032 (j)	225,000	231,436
		8,699,121
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
Rithm Capital Corp 8% 4/1/2029 (j)	140,000	140,644
Starwood Property Trust Inc 5.25% 10/15/2028 (j)	980,000	975,315
Starwood Property Trust Inc 6.5% 7/1/2030 (j)	665,000	681,323
		1,797,282
TOTAL FINANCIALS		26,593,551
Health Care - 5.6%
Biotechnology - 0.2%
Emergent BioSolutions Inc 3.875% 8/15/2028 (j)	870,000	774,343
Health Care Equipment & Supplies - 0.9%
Avantor Funding Inc 3.875% 11/1/2029 (j)	330,000	313,701
Avantor Funding Inc 4.625% 7/15/2028 (j)	635,000	625,850
Medline Borrower LP 3.875% 4/1/2029 (j)	60,000	58,294
Medline Borrower LP 5.25% 10/1/2029 (j)(m)	825,000	821,049
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (j)	990,000	1,012,395
		2,831,289
Health Care Providers & Services - 3.4%
Acadia Healthcare Co Inc 5% 4/15/2029 (j)(m)	495,000	484,370
Accendra Health Inc 6.625% 4/1/2030 (j)	330,000	177,333
Centene Corp 3.375% 2/15/2030	1,505,000	1,398,503
Centene Corp 4.625% 12/15/2029	800,000	779,919
CHS/Community Health Systems Inc 5.25% 5/15/2030 (j)	285,000	269,108
CHS/Community Health Systems Inc 9.75% 1/15/2034 (j)	225,000	232,067
CVS Health Corp 7% 3/10/2055 (c)	635,000	658,823
Humana Inc 6.625% 9/15/2056 (c)	1,685,000	1,660,320
Molina Healthcare Inc 3.875% 5/15/2032 (j)(m)	235,000	210,929
Molina Healthcare Inc 6.25% 1/15/2033 (j)	460,000	459,516
Molina Healthcare Inc 6.5% 2/15/2031 (j)	1,005,000	1,022,537
National Mentor Holdings Inc 10.5% 12/15/2030 (j)	490,000	512,611
Surgery Center Holdings Inc 7.25% 4/15/2032 (j)	300,000	299,199
Tenet Healthcare Corp 5.125% 11/1/2027	2,300,000	2,297,931
US Acute Care Solutions LLC 9.75% 5/15/2029 (j)	650,000	614,274
		11,077,440
Health Care Technology - 0.5%
IQVIA Inc 5% 5/15/2027 (j)	1,165,000	1,164,064
IQVIA Inc 6.25% 6/1/2032 (j)(m)	355,000	361,531
IQVIA Inc 6.5% 5/15/2030 (j)	270,000	275,560
		1,801,155
Pharmaceuticals - 0.6%
1261229 BC Ltd 10% 4/15/2032 (j)	1,151,000	1,188,727
Jazz Securities DAC 4.375% 1/15/2029 (j)	415,000	405,865
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (j)	535,000	528,038
		2,122,630
TOTAL HEALTH CARE		18,606,857
Industrials - 8.4%
Aerospace & Defense - 1.9%
BWX Technologies Inc 4.125% 4/15/2029 (j)	1,035,000	1,005,501
Moog Inc 5.5% 10/15/2034 (j)	165,000	165,146
TransDigm Inc 6.125% 7/31/2034 (j)	315,000	315,346
TransDigm Inc 6.25% 1/31/2034 (j)	90,000	92,035
TransDigm Inc 6.375% 3/1/2029 (j)	1,715,000	1,749,223
TransDigm Inc 6.75% 1/31/2034 (j)	410,000	421,191
TransDigm Inc 6.75% 8/15/2028 (j)	2,495,000	2,526,188
		6,274,630
Air Freight & Logistics - 0.2%
Rand Parent LLC 8.5% 2/15/2030 (j)	485,000	503,793
Building Products - 0.6%
Camelot Return Merger Sub Inc 8.75% 8/1/2028 (j)	950,000	605,607
JH North America Holdings Inc 5.875% 1/31/2031 (j)	660,000	659,696
MIWD Holdco II LLC / MIWD Finance Corp 5.5% 2/1/2030 (j)(m)	320,000	295,221
Standard Building Solutions Inc 6.5% 8/15/2032 (j)	295,000	297,915
		1,858,439
Commercial Services & Supplies - 2.7%
Allied Universal Holdco LLC / Allied Universal Finance Corp 6.875% 6/15/2030 (j)	330,000	339,521
Artera Services LLC 8.5% 2/15/2031 (j)	1,775,000	1,528,647
Brand Industrial Services Inc 10.375% 8/1/2030 (j)(m)	365,000	336,023
CoreCivic Inc 4.75% 10/15/2027	35,000	34,746
CoreCivic Inc 8.25% 4/15/2029	675,000	703,179
GEO Group Inc/The 10.25% 4/15/2031	770,000	826,405
GEO Group Inc/The 8.625% 4/15/2029	455,000	473,392
GFL Environmental Inc 4% 8/1/2028 (j)	1,245,000	1,216,734
GFL Environmental Inc 6.75% 1/15/2031 (j)	230,000	238,460
Madison IAQ LLC 4.125% 6/30/2028 (j)	800,000	788,853
Neptune Bidco US Inc 10.375% 5/15/2031 (j)	505,000	521,145
Neptune Bidco US Inc 9.29% 4/15/2029 (j)(m)	1,200,000	1,213,620
Waste Pro USA Inc 7% 2/1/2033 (j)	235,000	239,396
Williams Scotsman Inc 6.625% 4/15/2030 (j)(m)	645,000	664,299
		9,124,420
Construction & Engineering - 0.2%
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (j)	660,000	661,424
Electrical Equipment - 0.2%
WESCO Distribution Inc 5.25% 4/15/2031 (j)	380,000	379,764
WESCO Distribution Inc 6.375% 3/15/2033 (j)(m)	295,000	304,703
		684,467
Ground Transportation - 0.4%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 8.25% 1/15/2030 (j)(m)	145,000	148,880
Genesee & Wyoming Inc 6.25% 4/15/2032 (j)	395,000	404,280
XPO Inc 6.25% 6/1/2028 (j)	825,000	835,403
		1,388,563
Machinery - 0.4%
Beach Acquisition Bidco LLC 10% 7/15/2033 pay-in-kind (c)(j)	289,863	318,852
Esab Corp 5.625% 4/1/2031 (j)	330,000	333,039
Esab Corp 6.25% 4/15/2029 (j)	545,000	552,198
		1,204,089
Passenger Airlines - 0.4%
American Airlines Inc 7.25% 2/15/2028 (j)(m)	270,000	273,623
United Airlines Holdings Inc 5.375% 3/1/2031 (m)	1,095,000	1,079,247
		1,352,870
Professional Services - 0.5%
Amentum Holdings Inc 7.25% 8/1/2032 (j)	570,000	590,013
ION Platform Finance US Inc / ION Platform Finance SARL 5% 5/1/2028 (j)	365,000	337,096
TriNet Group Inc 7.125% 8/15/2031 (j)(m)	850,000	843,726
		1,770,835
Trading Companies & Distributors - 0.8%
FTAI Aviation Investors LLC 7% 6/15/2032 (j)	230,000	237,414
FTAI Aviation Investors LLC 7.875% 12/1/2030 (j)(m)	425,000	446,240
Herc Holdings Inc 5.75% 3/15/2031 (j)(m)	200,000	200,480
Herc Holdings Inc 7% 6/15/2030 (j)(m)	585,000	608,619
QXO Building Products Inc 6.75% 4/30/2032 (j)	420,000	428,417
Synergy Infrastructure Holdings LLC 7.875% 12/1/2030 (j)	125,000	131,238
United Rentals North America Inc 3.875% 11/15/2027	645,000	636,384
		2,688,792
Transportation Infrastructure - 0.1%
Beacon Mobility Corp 7.25% 8/1/2030 (j)	285,000	296,763
GB AIT Buyer Inc 8.75% 4/30/2034 (j)	120,000	120,710
		417,473
TOTAL INDUSTRIALS		27,929,795
Information Technology - 5.9%
Electronic Equipment, Instruments & Components - 0.3%
Coherent Corp 5% 12/15/2029 (j)	925,000	914,997
IT Services - 2.1%
Ahead DB Holdings LLC 6.625% 5/1/2028 (j)	1,800,000	1,781,641
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (j)(m)	1,305,000	1,298,433
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (j)	585,000	581,424
CoreWeave Inc 9% 2/1/2031 (j)(m)	1,290,000	1,281,821
CoreWeave Inc 9.25% 6/1/2030 (j)	1,355,000	1,372,084
CoreWeave Inc 9.75% 10/1/2031 (j)	640,000	643,706
Sabre GLBL Inc 11.125% 7/15/2030 (j)	220,000	189,200
		7,148,309
Semiconductors & Semiconductor Equipment - 0.5%
Entegris Inc 4.75% 4/15/2029 (j)	1,595,000	1,582,653
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (c)	59,125	48,187
		1,630,840
Software - 2.8%
Cloud Software Group Inc 6.5% 3/31/2029 (j)	865,000	842,212
Cloud Software Group Inc 9% 9/30/2029 (j)	2,355,000	2,312,340
Elastic NV 4.125% 7/15/2029 (j)	705,000	669,173
Ellucian Holdings Inc 6.5% 12/1/2029 (j)(m)	1,235,000	1,214,712
Oracle Corp 2.95% 4/1/2030	675,000	618,503
Oracle Corp 4.8% 9/26/2032	380,000	361,329
Oracle Corp 4.95% 2/4/2031	315,000	308,128
SS&C Technologies Inc 5.5% 9/30/2027 (j)	1,040,000	1,039,088
UKG Inc 6.875% 2/1/2031 (j)	1,675,000	1,630,300
		8,995,785
Technology Hardware, Storage & Peripherals - 0.2%
Seagate Data Storage Technology Pte Ltd 5.875% 7/15/2030 (j)	640,000	653,893
Seagate Data Storage Technology Pte Ltd 8.25% 12/15/2029 (j)	145,000	151,537
		805,430
TOTAL INFORMATION TECHNOLOGY		19,495,361
Materials - 4.7%
Chemicals - 2.7%
Advancion Sciences Inc 9.25% 11/1/2026 pay-in-kind (c)(j)	294,846	236,614
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (j)	605,000	628,225
Celanese US Holdings LLC 6.5% 4/15/2030 (m)	360,000	368,252
Celanese US Holdings LLC 7% 2/15/2031 (m)	835,000	868,816
Chemours Co/The 4.625% 11/15/2029 (j)(m)	140,000	134,286
Chemours Co/The 5.75% 11/15/2028 (j)	1,000,000	997,781
Chemours Co/The 7.875% 3/15/2034 (j)	345,000	352,804
LSB Industries Inc 6.25% 10/15/2028 (j)	505,000	505,197
Mativ Holdings Inc 8% 10/1/2029 (j)	525,000	508,117
Methanex US Operations Inc 6.25% 3/15/2032 (j)(m)	265,000	272,697
Olin Corp 6.625% 4/1/2033 (j)(m)	155,000	153,550
Olympus Water US Holding Corp 7.25% 2/15/2033 (j)(m)	200,000	195,489
Olympus Water US Holding Corp 7.25% 6/15/2031 (j)(m)	515,000	518,053
Scih Salt Hldgs Inc 4.875% 5/1/2028 (j)	585,000	579,270
Scih Salt Hldgs Inc 6.625% 5/1/2029 (j)	960,000	952,907
WR Grace Holdings LLC 5.625% 8/15/2029 (j)	510,000	486,590
WR Grace Holdings LLC 6.625% 8/15/2032 (j)	625,000	620,361
WR Grace Holdings LLC 7% 8/1/2033 (j)	210,000	208,601
WR Grace Holdings LLC 7.375% 3/1/2031 (j)	190,000	191,976
		8,779,586
Construction Materials - 0.7%
Quikrete Holdings Inc 6.375% 3/1/2032 (j)	830,000	843,096
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (j)	835,000	874,297
VM Consolidated Inc 5.5% 4/15/2029 (j)(m)	650,000	637,202
		2,354,595
Containers & Packaging - 0.8%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (j)	695,000	650,461
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.25% 1/30/2031 (j)	245,000	246,667
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (j)	280,000	263,429
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (j)	1,180,000	1,070,645
Graphic Packaging International LLC 6.375% 7/15/2032 (j)(m)	445,000	444,126
		2,675,328
Metals & Mining - 0.5%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (j)	90,000	92,616
Alumina Pty Ltd 6.375% 9/15/2032 (j)	895,000	920,204
Cleveland-Cliffs Inc 7.5% 9/15/2031 (j)	400,000	408,475
Coeur Mining Inc 6.875% 4/1/2032 (j)	310,000	319,494
		1,740,789
TOTAL MATERIALS		15,550,298
Real Estate - 2.2%
Diversified REITs - 0.3%
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (j)	1,085,000	1,066,030
Health Care REITs - 0.2%
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	800,000	779,997
Hotel & Resort REITs - 0.5%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875% 5/15/2029 (j)(m)	470,000	457,189
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (j)(m)	395,000	403,269
RHP Hotel Properties LP / RHP Finance Corp 5.75% 3/15/2034 (j)	300,000	298,202
RHP Hotel Properties LP / RHP Finance Corp 7.25% 7/15/2028 (j)	425,000	434,889
		1,593,549
Real Estate Management & Development - 0.1%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (j)	455,000	485,882
Retail REITs - 0.2%
Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL 5.75% 5/15/2026 (j)	776,000	775,185
Specialized REITs - 0.9%
Iron Mountain Inc 4.875% 9/15/2027 (j)	375,000	374,162
Millrose Properties Inc 6.375% 8/1/2030 (j)	820,000	830,466
SBA Communications Corp 3.875% 2/15/2027 (m)	1,340,000	1,331,692
		2,536,320
TOTAL REAL ESTATE		7,236,963
Utilities - 4.0%
Electric Utilities - 3.5%
American Electric Power Co Inc 5.8% 3/15/2056 (c)	790,000	785,567
Edison International 7.875% 6/15/2054 (c)(m)	240,000	247,569
Eversource Energy 6.1% 8/15/2056 (c)	680,000	677,244
Eversource Energy 6.35% 8/15/2056 (c)	160,000	159,928
NRG Energy Inc 5.75% 7/15/2029 (j)	1,525,000	1,524,305
PG&E Corp 5% 7/1/2028	310,000	308,483
PG&E Corp 6.85% 9/15/2056 (c)(m)	497,000	496,900
PG&E Corp 7.375% 3/15/2055 (c)	1,340,000	1,378,267
Sierra Pacific Power Co 6.2% 12/15/2055 (c)	1,036,000	1,018,854
Sierra Pacific Power Co 6.375% 9/15/2056 (c)	620,000	617,466
Vistra Operations Co LLC 4.7% 1/31/2031 (j)	1,380,000	1,358,613
Vistra Operations Co LLC 5% 4/30/2031 (j)	118,000	117,664
Vistra Operations Co LLC 5% 7/31/2027 (j)	1,025,000	1,024,817
Vistra Operations Co LLC 7.75% 10/15/2031 (j)	565,000	592,532
Xcel Energy Inc 5.75% 12/3/2056 (c)	1,025,000	1,013,741
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (j)	360,000	374,376
		11,696,326
Independent Power and Renewable Electricity Producers - 0.2%
Alpha Generation LLC 6.25% 1/15/2034 (j)	290,000	288,018
Alpha Generation LLC 6.75% 10/15/2032 (j)	365,000	373,835
Sunnova Energy Corp 5.875% (f)(g)(j)	675,000	1,687
		663,540
Multi-Utilities - 0.3%
Sempra 6.375% 4/1/2056 (c)	835,000	844,529
TOTAL UTILITIES		13,204,395
TOTAL UNITED STATES		215,958,563
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd 8% 3/1/2033 (j)	275,000	288,379
First Quantum Minerals Ltd 8.625% 6/1/2031 (j)	560,000	583,111

TOTAL ZAMBIA		871,490
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $246,059,018)		247,968,134

Non-Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
UNITED STATES - 0.2%
Information Technology - 0.2%
Software - 0.2%
Strategy Inc 11.5% (i)	3,396	338,751
Strategy Inc Series A, 10%	4,143	418,236

TOTAL UNITED STATES		756,987
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $701,550)		756,987

Preferred Securities - 5.6%
	Principal Amount (a)	Value ($)
FRANCE - 0.3%
Financials - 0.3%
Banks - 0.3%
BNP Paribas SA 6.875% (c)(j)(l)	705,000	718,466
BNP Paribas SA 7.2% (c)(j)(l)	200,000	201,741

TOTAL FRANCE		920,207
UNITED KINGDOM - 0.4%
Financials - 0.4%
Banks - 0.4%
Barclays PLC 7.625% (c)(l)	245,000	260,432
HSBC Holdings PLC 6.75% (c)(l)	1,100,000	1,121,809

TOTAL UNITED KINGDOM		1,382,241
UNITED STATES - 4.9%
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Energy Transfer LP Series G, 7.125% (c)(l)	1,170,000	1,239,625
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.0241% (c)(d)(l)	855,000	868,902
Sunoco LP 7.875% (c)(j)(l)	950,000	992,723
TOTAL ENERGY		3,101,250
Financials - 3.7%
Banks - 2.7%
Bank of America Corp 6.25% (c)(l)	1,250,000	1,264,412
Citigroup Inc 6.5% (c)(l)	825,000	841,345
Citigroup Inc 6.625% (c)(l)	715,000	742,328
Citigroup Inc 6.75% (c)(l)	200,000	204,054
Citigroup Inc 6.875% (c)(l)	785,000	808,382
Citigroup Inc 6.95% (c)(l)	425,000	438,744
Citigroup Inc 7.125% (c)(l)	405,000	417,008
JPMorgan Chase & Co 6.1% (c)(l)	670,000	670,000
JPMorgan Chase & Co 6.5% (c)(l)	1,615,000	1,666,538
Wells Fargo & Co 6.125% (c)(l)	1,390,000	1,404,990
Wells Fargo & Co 7.625% (c)(l)(m)	290,000	307,329
		8,765,130
Capital Markets - 0.4%
Bank of New York Mellon Corp/The 5.625% (c)(l)(m)	540,000	538,628
Goldman Sachs Group Inc/The 6.125% (c)(l)	120,000	124,388
Goldman Sachs Group Inc/The 6.85% (c)(l)	690,000	721,298
		1,384,314
Consumer Finance - 0.6%
Ally Financial Inc 4.7% (c)(l)(m)	1,245,000	1,253,648
Ally Financial Inc 4.7% (c)(l)(m)	320,000	310,952
Ally Financial Inc 5 year U.S. Treasury Index + 0%, 7.1% (c)(d)(l)	450,000	449,646
		2,014,246
TOTAL FINANCIALS		12,163,690
Industrials - 0.3%
Trading Companies & Distributors - 0.3%
Sumisho Air Lease Corp 4.125% (c)(l)	1,050,000	1,041,510
TOTAL UNITED STATES		16,306,450
TOTAL PREFERRED SECURITIES (Cost $18,045,646)		18,608,898

Money Market Funds - 10.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (p)	3.69	8,356,228	8,357,899
Fidelity Securities Lending Cash Central Fund (p)(q)	3.69	26,775,108	26,777,786
TOTAL MONEY MARKET FUNDS (Cost $35,135,685)			35,135,685

TOTAL INVESTMENT IN SECURITIES - 108.3% (Cost $358,115,441)	360,207,694
NET OTHER ASSETS (LIABILITIES) - (8.3)%	(27,631,103)
NET ASSETS - 100.0%	332,576,591

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(f)	Level 3 security.
(g)	Non-income producing - Security is in default.
(h)	Non-income producing.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $211,528,840 or 63.6% of net assets.

(k)	Zero coupon bond which is issued at a discount.
(l)	Security is perpetual in nature with no stated maturity date.
(m)	Security or a portion of the security is on loan at period end.
(n)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(o)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $394,169 or 0.1% of net assets.

(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(q)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	11,182,220	141,269,807	144,094,266	486,833	138	-	8,357,899	8,356,228	0.0%
Fidelity Securities Lending Cash Central Fund	24,361,332	139,142,657	136,726,404	59,125	201	-	26,777,786	26,775,108	0.1%
Total	35,543,552	280,412,464	280,820,670	545,958	339	-	35,135,685

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	575,275	-	575,275	-

Bank Loan Obligations
Communication Services	6,362,152	-	6,362,152	-
Consumer Discretionary	10,412,340	-	10,412,340	-
Consumer Staples	936,334	-	889,414	46,920
Energy	2,291,061	-	2,129,831	161,230
Financials	6,115,647	-	5,902,797	212,850
Health Care	3,569,492	-	3,424,019	145,473
Industrials	4,386,812	-	4,386,812	-
Information Technology	4,151,326	-	4,151,326	-
Materials	10,034,781	-	10,034,781	-
Utilities	771,883	-	771,883	-

Common Stocks
Communication Services	145,509	-	-	145,509
Consumer Discretionary	8,254	-	-	8,254
Energy	71,622	-	-	71,622
Financials	-	-	-	-
Health Care	283,712	-	-	283,712

Convertible Corporate Bonds
Communication Services	474,338	-	474,338	-
Financials	1,639,926	-	1,639,926	-
Industrials	302,328	-	302,328	-
Information Technology	4,030,294	-	4,030,294	-
Real Estate	351,200	-	351,200	-

Convertible Preferred Stocks
Consumer Discretionary	342,003	-	342,003	-
Financials	327,697	-	327,697	-
Information Technology	154,004	-	154,004	-

Non-Convertible Corporate Bonds
Communication Services	34,531,373	-	34,531,373	-
Consumer Discretionary	31,767,929	-	31,767,929	-
Consumer Staples	6,758,996	-	6,758,996	-
Energy	32,363,843	-	32,363,843	-
Financials	28,534,655	-	28,534,655	-
Health Care	19,171,368	-	19,171,368	-
Industrials	30,150,652	-	30,150,652	-
Information Technology	21,525,956	-	21,525,956	-
Materials	21,319,047	-	21,319,047	-
Real Estate	7,236,963	-	7,236,963	-
Utilities	14,607,352	-	14,605,665	1,687

Non-Convertible Preferred Stocks
Information Technology	756,987	756,987	-	-

Preferred Securities
Energy	3,101,250	-	3,101,250	-
Financials	14,466,138	-	14,466,138	-
Industrials	1,041,510	-	1,041,510	-

Money Market Funds	35,135,685	35,135,685	-	-
Total Investments in Securities:	360,207,694	35,892,672	323,237,765	1,077,257
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $27,116,347) - See accompanying schedule:
Unaffiliated issuers (cost $322,979,756)	$325,072,009
Fidelity Central Funds (cost $35,135,685)	35,135,685

Total Investment in Securities (cost $358,115,441)		$360,207,694
Cash		65,601
Receivable for investments sold		5,138,648
Receivable for fund shares sold		333,327
Interest receivable		4,227,939
Distributions receivable from Fidelity Central Funds		40,900
Prepaid expenses		81
Receivable from investment adviser for expense reductions		688
Total assets		370,014,878
Liabilities
Payable for investments purchased
Regular delivery	$7,573,426
Delayed delivery	1,677,325
Payable for fund shares redeemed	918,674
Distributions payable	227,707
Accrued management fee	183,419
Distribution and service plan fees payable	12,594
Other payables and accrued expenses	67,557
Collateral on securities loaned	26,777,585
Total liabilities		37,438,287
Net Assets		$332,576,591
Net Assets consist of:
Paid in capital		$340,780,625
Total accumulated earnings (loss)		(8,204,034)
Net Assets		$332,576,591

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($41,344,652 ÷ 4,592,444 shares)(a)		$9.00
Maximum offering price per share (100/96.00 of $9.00)		$9.38
Class M :
Net Asset Value and redemption price per share ($4,078,760 ÷ 453,119 shares)(a)		$9.00
Maximum offering price per share (100/96.00 of $9.00)		$9.38
Class C :
Net Asset Value and offering price per share ($3,905,753 ÷ 433,784 shares)(a)		$9.00
Short Duration High Income :
Net Asset Value, offering price and redemption price per share ($241,644,424 ÷ 26,840,784 shares)		$9.00
Class I :
Net Asset Value, offering price and redemption price per share ($12,867,478 ÷ 1,429,078 shares)		$9.00
Class Z :
Net Asset Value, offering price and redemption price per share ($28,735,524 ÷ 3,191,228 shares)		$9.00
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$663,308
Interest		20,937,209
Income from Fidelity Central Funds (including $59,125 from security lending)		545,958
Security lending		61
Total income		22,146,536
Expenses
Management fee	$1,997,993
Distribution and service plan fees	144,367
Custodian fees and expenses	18,323
Independent trustees' fees and expenses	1,014
Registration fees	117,638
Audit fees	75,238
Legal	1,607
Miscellaneous	886
Total expenses before reductions	2,357,066
Expense reductions	(32,076)
Total expenses after reductions		2,324,990
Net Investment income (loss)		19,821,546
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,216,415
Fidelity Central Funds	339
Foreign currency transactions	(180)
Total net realized gain (loss)		4,216,574
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	3,405,123
Assets and liabilities in foreign currencies	(45)
Total change in net unrealized appreciation (depreciation)		3,405,078
Net gain (loss)		7,621,652
Net increase (decrease) in net assets resulting from operations		$27,443,198
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,821,546	$17,526,248
Net realized gain (loss)	4,216,574	144,182
Change in net unrealized appreciation (depreciation)	3,405,078	(2,296,228)
Net increase (decrease) in net assets resulting from operations	27,443,198	15,374,202
Distributions to shareholders	(22,065,970)	(16,480,878)

Share transactions - net increase (decrease)	33,318,552	66,461,198
Total increase (decrease) in net assets	38,695,780	65,354,522

Net Assets
Beginning of period	293,880,811	228,526,289
End of period	$332,576,591	$293,880,811

Financial Highlights
Fidelity Advisor® Short Duration High Income Fund Class A

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.83	$8.82	$8.66	$8.98	$9.52
Income from Investment Operations
Net investment income (loss) A,B	.565	.593	.604	.502	.307
Net realized and unrealized gain (loss)	.240	(.025)	.078	(.429)	(.546)
Total from investment operations	.805	.568	.682	.073	(.239)
Distributions from net investment income	(.635)	(.558)	(.522)	(.393)	(.301)
Total distributions	(.635)	(.558)	(.522)	(.393)	(.301)
Net asset value, end of period	$9.00	$8.83	$8.82	$8.66	$8.98
Total Return C,D	9.35%	6.53%	8.12%	.93%	(2.60)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.02%	1.03%	1.04%	1.10%	1.13%
Expenses net of fee waivers, if any	1.00%	1.00%	1.01%	1.00%	1.01%
Expenses net of all reductions, if any	1.00%	.99%	1.01%	1.00%	1.01%
Net investment income (loss)	6.29%	6.63%	6.94%	5.81%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$41,345	$32,869	$26,215	$21,379	$22,554
Portfolio turnover rate G	88%	43%	30%	14%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class M

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.83	$8.81	$8.66	$8.98	$9.52
Income from Investment Operations
Net investment income (loss) A,B	.566	.591	.604	.502	.307
Net realized and unrealized gain (loss)	.239	(.013)	.068	(.429)	(.546)
Total from investment operations	.805	.578	.672	.073	(.239)
Distributions from net investment income	(.635)	(.558)	(.522)	(.393)	(.301)
Total distributions	(.635)	(.558)	(.522)	(.393)	(.301)
Net asset value, end of period	$9.00	$8.83	$8.81	$8.66	$8.98
Total Return C,D	9.36%	6.65%	8.00%	.93%	(2.60)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.04%	1.05%	1.06%	1.12%	1.13%
Expenses net of fee waivers, if any	1.00%	1.00%	1.01%	1.00%	1.01%
Expenses net of all reductions, if any	.99%	.99%	1.01%	1.00%	1.01%
Net investment income (loss)	6.29%	6.63%	6.94%	5.81%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$4,079	$3,834	$2,065	$2,318	$2,812
Portfolio turnover rate G	88%	43%	30%	14%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class C

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.83	$8.82	$8.66	$8.98	$9.52
Income from Investment Operations
Net investment income (loss) A,B	.498	.526	.539	.439	.237
Net realized and unrealized gain (loss)	.239	(.025)	.078	(.430)	(.546)
Total from investment operations	.737	.501	.617	.009	(.309)
Distributions from net investment income	(.567)	(.491)	(.457)	(.329)	(.231)
Total distributions	(.567)	(.491)	(.457)	(.329)	(.231)
Net asset value, end of period	$9.00	$8.83	$8.82	$8.66	$8.98
Total Return C,D	8.54%	5.73%	7.31%	.18%	(3.33)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.81%	1.82%	1.83%	1.90%	1.91%
Expenses net of fee waivers, if any	1.75%	1.75%	1.76%	1.75%	1.76%
Expenses net of all reductions, if any	1.74%	1.74%	1.76%	1.75%	1.76%
Net investment income (loss)	5.54%	5.88%	6.19%	5.06%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$3,906	$4,168	$3,453	$2,795	$3,884
Portfolio turnover rate G	88%	43%	30%	14%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Short Duration High Income Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.83	$8.82	$8.66	$8.98	$9.52
Income from Investment Operations
Net investment income (loss) A,B	.590	.617	.624	.523	.331
Net realized and unrealized gain (loss)	.240	(.025)	.083	(.428)	(.546)
Total from investment operations	.830	.592	.707	.095	(.215)
Distributions from net investment income	(.660)	(.582)	(.547)	(.415)	(.325)
Total distributions	(.660)	(.582)	(.547)	(.415)	(.325)
Net asset value, end of period	$9.00	$8.83	$8.82	$8.66	$8.98
Total Return C	9.66%	6.81%	8.42%	1.18%	(2.35)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.72%	.73%	.73%	.76%	.83%
Expenses net of fee waivers, if any	.72%	.73%	.73%	.75%	.75%
Expenses net of all reductions, if any	.72%	.73%	.73%	.75%	.75%
Net investment income (loss)	6.57%	6.90%	7.22%	6.06%	3.52%
Supplemental Data
Net assets, end of period (000 omitted)	$241,644	$201,292	$180,997	$460,873	$87,949
Portfolio turnover rate F	88%	43%	30%	14%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class I

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.83	$8.82	$8.66	$8.98	$9.52
Income from Investment Operations
Net investment income (loss) A,B	.589	.615	.625	.524	.331
Net realized and unrealized gain (loss)	.239	(.025)	.079	(.429)	(.546)
Total from investment operations	.828	.590	.704	.095	(.215)
Distributions from net investment income	(.658)	(.580)	(.544)	(.415)	(.325)
Total distributions	(.658)	(.580)	(.544)	(.415)	(.325)
Net asset value, end of period	$9.00	$8.83	$8.82	$8.66	$8.98
Total Return C	9.63%	6.79%	8.39%	1.18%	(2.35)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.74%	.75%	.76%	.84%	.88%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.75%	.76%
Expenses net of all reductions, if any	.74%	.74%	.76%	.75%	.76%
Net investment income (loss)	6.55%	6.89%	7.19%	6.06%	3.52%
Supplemental Data
Net assets, end of period (000 omitted)	$12,867	$12,757	$6,093	$4,855	$5,055
Portfolio turnover rate F	88%	43%	30%	14%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class Z

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.84	$8.82	$8.66	$8.98	$9.52
Income from Investment Operations
Net investment income (loss) A,B	.593	.617	.632	.531	.339
Net realized and unrealized gain (loss)	.235	(.009)	.080	(.428)	(.546)
Total from investment operations	.828	.608	.712	.103	(.207)
Distributions from net investment income	(.668)	(.588)	(.552)	(.423)	(.333)
Total distributions	(.668)	(.588)	(.552)	(.423)	(.333)
Net asset value, end of period	$9.00	$8.84	$8.82	$8.66	$8.98
Total Return C	9.63%	7.01%	8.48%	1.27%	(2.27)%
Ratios to Average Net Assets A,D,E
Expenses before reductions	.68%	.69%	.70%	.75%	.78%
Expenses net of fee waivers, if any	.66%	.66%	.67%	.66%	.66%
Expenses net of all reductions, if any	.65%	.65%	.67%	.66%	.66%
Net investment income (loss)	6.63%	6.97%	7.28%	6.15%	3.61%
Supplemental Data
Net assets, end of period (000 omitted)	$28,736	$38,961	$9,702	$10,289	$5,246
Portfolio turnover rate F	88%	43%	30%	14%	42%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, contingent interest, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,122,393
Gross unrealized depreciation	(4,585,115)
Net unrealized appreciation (depreciation)	$4,537,278
Tax Cost	$355,670,416

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$842,755
Capital loss carryforward	$(13,584,067)
Net unrealized appreciation (depreciation) on securities and other investments	$4,537,278

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(6,607,608)
Long-term	(6,976,459)
Total capital loss carryforward	$(13,584,067)

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$22,065,970	$16,480,877

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short Duration High Income Fund	289,132,087	253,778,303
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.70
Class M	.72
Class C	.74
Short Duration High Income	.65
Class I	.67
Class Z	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.70
Class M	.72
Class C	.74
Short Duration High Income	.65
Class I	.67
Class Z	.61

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	94,035	6,378
Class M	- %	.25%	9,855	-
Class C	.75%	.25%	40,477	7,934
			144,367	14,312

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	11,792
Class M	83
Class C A	550
12,425

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Short Duration High Income Fund	22

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Short Duration High Income Fund	-	13,873	2,673
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Short Duration High Income Fund	373
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Short Duration High Income Fund	5,896	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Short Duration High Income Fund	1,256,507
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2027. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.00%	7,916
Class M	1.00%	1,624
Class C	1.75%	2,496
Short Duration High Income	.75%	-
Class I	.75%	-
Class Z	.66%	5,126
		17,162

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $14,914.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Short Duration High Income Fund
Distributions to shareholders
Class A	$2,667,150	$1,854,026
Class M	279,358	175,287
Class C	253,514	226,993
Short Duration High Income	16,446,279	12,677,223
Class I	958,438	585,048
Class Z	1,461,231	962,301
Total	$22,065,970	$16,480,878
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2026	Year ended April 30, 2025	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Short Duration High Income Fund
Class A
Shares sold	1,152,106	1,151,323	$10,353,452	$10,310,454
Reinvestment of distributions	293,296	203,908	2,637,363	1,827,157
Shares redeemed	(573,856)	(608,175)	(5,163,109)	(5,439,073)
Net increase (decrease)	871,546	747,056	$7,827,706	$6,698,538
Class M
Shares sold	66,316	241,271	$597,524	$2,158,460
Reinvestment of distributions	30,600	19,155	275,054	171,576
Shares redeemed	(77,827)	(60,734)	(698,987)	(544,509)
Net increase (decrease)	19,089	199,692	$173,591	$1,785,527
Class C
Shares sold	100,357	258,244	$900,538	$2,308,787
Reinvestment of distributions	27,023	24,350	243,002	218,256
Shares redeemed	(165,415)	(202,420)	(1,485,751)	(1,802,193)
Net increase (decrease)	(38,035)	80,174	$(342,211)	$724,850
Short Duration High Income
Shares sold	14,972,695	12,671,857	$134,779,860	$113,621,982
Reinvestment of distributions	1,513,211	1,193,138	13,606,648	10,690,735
Shares redeemed	(12,432,110)	(11,610,306)	(111,673,807)	(103,651,955)
Net increase (decrease)	4,053,796	2,254,689	$36,712,701	$20,660,762
Class I
Shares sold	525,000	1,186,513	$4,728,730	$10,650,092
Reinvestment of distributions	90,692	58,094	815,717	520,274
Shares redeemed	(630,682)	(491,668)	(5,684,048)	(4,353,050)
Net increase (decrease)	(14,990)	752,939	$(139,601)	$6,817,316
Class Z
Shares sold	3,216,926	4,403,967	$28,965,635	$39,608,814
Reinvestment of distributions	131,408	99,889	1,178,843	892,707
Shares redeemed	(4,565,670)	(1,195,458)	(41,058,112)	(10,727,316)
Net increase (decrease)	(1,217,336)	3,308,398	$(10,913,634)	$29,774,205
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Short Duration High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $15,902,460 of distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $22,065,970 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.969434.112
SDH-ANN-0626
Fidelity® Series High Income Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series High Income Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Alternative Funds - 1.2%
	Shares	Value ($)
Fidelity Private Credit Company LLC (o)(p) (Cost $21,098,428)	2,178,474	20,404,672

Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Goldentree Loan Management US CLO 21 Ltd Series 2024-21A Class E, CME Term SOFR 3 month Index + 5.7%, 9.3752% 7/20/2037 (d)(g)(h)	397,000	397,349
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Balboa Bay Loan Funding Ltd Series 2025-1A Class D2, CME Term SOFR 3 month Index + 4.15%, 8.209% 7/20/2038 (d)(g)(h)	150,000	150,523
Balboa Bay Loan Funding Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 5.75%, 9.4252% 7/20/2038 (d)(g)(h)	150,000	150,699
Bbam US CLO I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 6.6731% 3/30/2038 (d)(g)(h)	125,000	125,099
Bbam US CLO III Ltd Series 2025-3A Class DR, CME Term SOFR 3 month Index + 5.2%, 8.8731% 10/15/2038 (d)(g)(h)	100,000	96,955
Bbam US CLO IV Ltd Series 2024-4A Class D, CME Term SOFR 3 month Index + 6.25%, 9.9231% 7/15/2039 (d)(g)(h)	250,000	250,092
Benefit Street Partners CLO XXXIX Ltd Series 2025-39A Class D2, CME Term SOFR 3 month Index + 3.65%, 7.3231% 4/15/2038 (d)(g)(h)	250,000	246,890
Birch Grove CLO 5 LLC Series 2024-5A Class ER, CME Term SOFR 3 month Index + 6.75%, 10.4252% 10/20/2037 (d)(g)(h)	100,000	98,511
Carlyle US CLO Ltd Series 2025-2A Class E, CME Term SOFR 3 month Index + 6.75%, 10.4166% 7/25/2038 (d)(g)(h)	250,000	252,465
Carval CLO Ltd Series 2024-3A Class E, CME Term SOFR 3 month Index + 6.35%, 10.0252% 10/20/2037 (d)(g)(h)	150,000	150,107
CIFC Funding Ltd Series 2025-3A Class E, CME Term SOFR 3 month Index + 7.25%, 10.9221% 7/21/2038 (d)(g)(h)	250,000	253,304
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 7.4304% 1/17/2038 (d)(g)(h)	100,000	99,547
Flat Series 2025-30A Class D2, CME Term SOFR 3 month Index + 4.1%, 7.7731% 4/15/2038 (d)(g)(h)	150,000	149,606
Flatiron RR CLO 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 8.9231% 4/15/2038 (d)(g)(h)	200,000	200,470
Garnet CLO Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 6.25%, 9.9252% 7/20/2037 (d)(g)(h)	100,000	100,369
Magnetite XXIX Ltd Series 2024-29A Class ER, CME Term SOFR 3 month Index + 6%, 9.6731% 7/15/2037 (d)(g)(h)	100,000	99,997
Midocean Cr Clo Xix Series 2025-19A Class E, CME Term SOFR 3 month Index + 6.25%, 9.9252% 7/20/2036 (d)(g)(h)	114,000	114,126
Midocean Cr Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 month Index + 6.25%, 9.9252% 10/20/2037 (d)(g)(h)	125,000	123,837
Palmer Square Loan Funding Ltd Series 2025-2A Class D, CME Term SOFR 3 month Index + 4.5%, 8.1731% 7/15/2033 (d)(g)(h)	250,000	250,229
Pikes Peak CLO 1 Series 2025-12A Class D2R, CME Term SOFR 3 month Index + 3.8%, 7.4752% 4/20/2038 (d)(g)(h)	100,000	95,177
RR 31 Ltd Series 2024-31A Class D, CME Term SOFR 3 month Index + 6%, 9.6731% 10/15/2039 (d)(g)(h)	208,000	208,472
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		3,216,475
UNITED STATES - 0.0%
Obra Homes Finance LLC Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.75%, 10.4252% 1/20/2038 (d)(g)(h)	150,000	150,351
TOTAL ASSET-BACKED SECURITIES (Cost $3,769,422)		3,764,175

Bank Loan Obligations - 8.9%
	Principal Amount (a)	Value ($)
COLOMBIA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Canacol Energy Ltd Tranche DIP 1LN, term loan CME Term SOFR 3 month Index + 9%, 15% 6/30/2026 (c)(f)(g)(h)	861,769	861,768
FINLAND - 0.1%
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2112% 5/23/2030 (f)(g)(h)	1,434,190	1,412,935
FRANCE - 0.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.4%
Altice France SA Tranche B13 1LN, term loan CME Term SOFR 1 month Index + 5.375%, 9.0481% 5/14/2029 (f)(g)(h)	2,668,849	2,682,193
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 6.875%, 10.5481% 5/31/2031 (f)(g)(h)	4,568,577	4,649,395

TOTAL FRANCE		7,331,588
LUXEMBOURG - 0.2%
Communication Services - 0.0%
Media - 0.0%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.6731% 10/31/2027 (f)(g)(h)	858,346	652,034
Financials - 0.2%
Financial Services - 0.2%
Accelya Lux Finco Sarl Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 8.9496% 10/1/2032 (f)(g)(h)	2,264,325	2,020,910
TOTAL LUXEMBOURG		2,672,944
NETHERLANDS - 0.1%
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.9612% 8/30/2028 (f)(g)(h)	4,651,006	1,976,678
SWITZERLAND - 0.3%
Materials - 0.3%
Chemicals - 0.3%
Consolidated Energy Finance SA 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 11/15/2030 (f)(g)(h)	950,000	907,649
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1634% 11/15/2030 (f)(g)(h)	3,653,684	3,508,121

TOTAL SWITZERLAND		4,415,770
UNITED KINGDOM - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
EG America LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 2/10/2031 (f)(g)(h)	3,170,000	3,170,000
UNITED STATES - 7.5%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.1%
Uniti Services LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 10/6/2032 (f)(g)(h)	2,249,363	2,249,363
Entertainment - 0.1%
OAK-Eagle Acquireco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 0% 3/24/2033 (f)(g)(h)(i)	1,430,000	1,430,357
Media - 0.4%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.2996% 6/18/2029 (f)(g)(h)	2,336,208	2,191,363
EW Scripps Co/The Tranche B3 1LN, term loan CME Term SOFR 1 month Index + 3.35%, 7.1255% 11/30/2029 (f)(g)(h)	714,893	702,083
Sinclair Television Group Inc Tranche B7 1LN, term loan CME Term SOFR 1 month Index + 4.1%, 7.8522% 12/31/2030 (f)(g)(h)	4,313,567	3,876,818
		6,770,264
TOTAL COMMUNICATION SERVICES		10,449,984
Consumer Discretionary - 1.9%
Automobile Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 1/28/2032 (f)(g)(h)	497,500	499,575
Broadline Retail - 0.1%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/23/2032 (f)(g)(h)	1,471,494	1,479,219
Distributors - 0.1%
BCPE Empire Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 12/29/2032 (f)(g)(h)	2,395,000	2,389,755
Diversified Consumer Services - 0.1%
TKC Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.168% 8/19/2030 (f)(g)(h)	1,745,000	1,734,094
Hotels, Restaurants & Leisure - 0.9%
Fertitta Entertainment LLC/NV Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/29/2029 (f)(g)(h)	4,714,166	4,670,937
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9612% 6/1/2028 (f)(g)(h)	4,567,755	4,346,995
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 12/30/2026 (f)(g)(h)	4,092,229	3,918,310
		12,936,242
Household Durables - 0.3%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0022% 6/29/2028 (f)(g)(h)	1,588,509	1,432,724
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4418% 10/1/2032 (f)(g)(h)	3,985,000	3,877,285
		5,310,009
Specialty Retail - 0.4%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.5023% 6/6/2031 (f)(g)(h)	4,967,269	4,132,768
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6523% 6/6/2031 (f)(g)(h)	208,950	185,270
Park River Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1918% 3/15/2031 (f)(g)(h)	149,625	149,294
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 4/18/2031 (f)(g)(h)(i)	1,140,000	1,130,025
White Cap Supply Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1677% 2/10/2033 (f)(g)(h)	1,375,000	1,362,776
		6,960,133
TOTAL CONSUMER DISCRETIONARY		31,309,027
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6996% 9/20/2030 (f)(g)(h)	2,218,850	2,155,990
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (f)(g)(h)(j)	11,355,775	7,309,145
Financials - 0.6%
Financial Services - 0.6%
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 7/31/2031 (f)(g)(h)	2,044,177	2,001,597
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 7/31/2031 (f)(g)(h)	1,557,175	1,525,253
Nexus Buyer LLC Tranche B 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 9.4022% 2/16/2032 (f)(g)(h)	1,880,000	1,813,617
Vci Asset Holdings 3 LLC Tranche TL, term loan 6.875% 4/15/2031 (c)(f)	1,025,000	1,014,750
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1619% 2/20/2032 (f)(g)(h)	3,407,650	3,408,195
		9,763,412
Insurance - 0.0%
Alliant Hldgs Intermediate LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 9/19/2031 (f)(g)(h)	157,235	156,923
TOTAL FINANCIALS		9,920,335
Health Care - 0.7%
Health Care Equipment & Supplies - 0.1%
Bausch + Lomb Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4022% 1/15/2031 (f)(g)(h)	2,124,325	2,134,288
Health Care Providers & Services - 0.0%
Cano Health LLC Tranche INITIAL EXCHANGE TERM LOANS 1LN, term loan CME Term SOFR 3 month Index + 10%, 13.6996% 6/28/2029 (c)(f)(g)(h)	755,278	528,695
Pharmaceuticals - 0.6%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9022% 10/8/2030 (f)(g)(h)	8,990,692	8,741,200
TOTAL HEALTH CARE		11,404,183
Industrials - 0.6%
Aerospace & Defense - 0.0%
TransDigm Inc Tranche N 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 2/13/2033 (f)(g)(h)	420,000	420,605
Building Products - 0.0%
Cornerstone Building Brands Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.024% 4/12/2028 (f)(g)(h)	558,530	342,351
Commercial Services & Supplies - 0.6%
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1636% 8/1/2030 (f)(g)(h)	619,189	535,536
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.9277% 9/4/2030 (f)(g)(h)	7,245,542	5,013,916
CSC ServiceWorks East LLC Tranche INITIAL FL1O 1LN, term loan CME Term SOFR 1 month Index + 5.43%, 9.0961% 9/4/2030 (f)(g)(h)	1,243,073	1,263,124
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.7687% 2/3/2033 (f)(g)(h)	780,000	763,035
		7,575,611
Machinery - 0.0%
Beach Acquisition Bidco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 6.9496% 9/13/2032 (f)(g)(h)	199,500	200,124
Passenger Airlines - 0.0%
Vista Management Holding Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.4418% 4/1/2031 (f)(g)(h)	98,992	98,020
Transportation Infrastructure - 0.0%
GB AIT Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/22/2033 (f)(g)(h)(i)	640,000	640,531
TOTAL INDUSTRIALS		9,277,242
Information Technology - 0.8%
IT Services - 0.2%
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9347% 2/10/2028 (f)(g)(h)	1,771,791	1,656,944
GTT Communications Inc Tranche NEW $ HOLDCO 1LN, term loan 14% 7/15/2031 (f)(g)	1,840,811	1,487,982
		3,144,926
Software - 0.6%
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 12/11/2028 (f)(g)(h)	2,254,317	2,213,649
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 6/2/2028 (f)(g)(h)	1,604,315	1,394,358
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6996% 8/31/2028 (f)(g)(h)	5,995,519	5,813,136
		9,421,143
TOTAL INFORMATION TECHNOLOGY		12,566,069
Materials - 1.7%
Chemicals - 1.6%
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7727% 11/24/2027 (f)(g)(h)	2,580,000	2,347,800
Chemours Co/The Tranche B3 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 10/15/2032 (f)(g)(h)	1,895,250	1,888,143
Discovery Purchaser Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.4136% 10/4/2029 (f)(g)(h)	2,400,442	2,375,238
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 7.7246% 7/3/2028 (f)(g)(h)	5,435,239	5,020,802
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6523% 3/15/2029 (f)(g)(h)	4,150,021	4,017,220
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 8/25/2031 (f)(g)(h)	3,931,051	3,876,999
Mativ Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1522% 4/4/2033 (f)(g)(h)	2,450,000	2,425,500
Olympus Water US Holding Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9496% 11/3/2032 (f)(g)(h)	174,563	172,525
Scih Salt Hldgs Inc Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.3504% 1/31/2029 (f)(g)(h)	49,625	49,767
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1788% 9/30/2031 (f)(g)(h)	4,126,832	3,494,560
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 5.9496% 4/4/2029 (f)(g)(h)	786,030	689,348
		26,357,902
Containers & Packaging - 0.1%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 6.8272% 4/13/2029 (f)(g)(h)	2,145,893	2,042,246
TOTAL MATERIALS		28,400,148
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.1727% 3/29/2030 (f)(g)(h)	1,379,625	1,387,668
TOTAL UNITED STATES		124,179,791
TOTAL BANK LOAN OBLIGATIONS (Cost $148,582,454)		146,021,474

Commercial Mortgage Securities - 0.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.1%
Hilton USA Trust Series 2016-HHV Class F, 4.1935% 11/5/2038 (d)(g)	772,000	761,599
MHP Commercial Mortgage Trust Series 2021-STOR Class F, CME Term SOFR 1 month Index + 2.3145%, 5.9695% 7/15/2038 (d)(g)(h)	1,791,000	1,789,881
TOTAL UNITED STATES		2,551,480
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,420,470)		2,551,480

Common Stocks - 0.8%
	Shares	Value ($)
FRANCE - 0.1%
Communication Services - 0.1%
Media - 0.1%
Altice France Holding SA (c)	135,641	2,037,697
Altice France Holding SA rights (b)(c)(d)(e)	2,350	29,235

TOTAL FRANCE		2,066,932
UNITED STATES - 0.7%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Southeastern Grocers LLC rights (b)(c)	963,443	10
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Mesquite Energy Inc (b)(c)	360,137	5,564,123
Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%
Anteris Technologies Global Corp (b)	59,700	367,155
Health Care Providers & Services - 0.1%
Cano Health LLC (b)(c)	106,584	1,025,338
Cano Health LLC warrants 6/28/2029 (b)(c)	4,738	8,339
Surgery Partners Inc (b)	67,800	951,234
		1,984,911
TOTAL HEALTH CARE		2,352,066
Information Technology - 0.2%
IT Services - 0.2%
GTT Communications Inc (b)(c)	40,978	1,647,725
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp (b)	7,500	756,075
TOTAL INFORMATION TECHNOLOGY		2,403,800
Materials - 0.0%
Metals & Mining - 0.0%
Elah Holdings Inc (b)	333	4,246
TOTAL UNITED STATES		10,324,245
TOTAL COMMON STOCKS (Cost $7,870,699)		12,391,177

Convertible Corporate Bonds - 1.9%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.9%
Communication Services - 0.2%
Media - 0.2%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind (g)	949,496	3,562,390
Financials - 0.3%
Financial Services - 0.3%
Redfin Corp 0.5% 4/1/2027	4,936,000	4,708,944
Industrials - 0.1%
Electrical Equipment - 0.1%
Eos Energy Enterprises Inc 1.75% 12/1/2031 (d)	1,965,000	1,431,503
Information Technology - 1.1%
Semiconductors & Semiconductor Equipment - 0.1%
MKS Inc 1.25% 6/1/2030	762,000	1,498,854
ON Semiconductor Corp 0% 5/1/2027 (l)	355,000	683,375
		2,182,229
Software - 1.0%
Riot Platforms Inc 0.75% 1/15/2030	4,091,000	5,834,993
Strategy Inc 0% 12/1/2029 (l)	7,155,000	6,181,205
Terawulf Inc 0% 5/1/2032 (d)(l)	2,876,000	3,925,165
		15,941,363
TOTAL INFORMATION TECHNOLOGY		18,123,592
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Compass Inc 0.25% 4/15/2031 (d)	1,835,000	1,611,130
Utilities - 0.1%
Electric Utilities - 0.1%
PG&E Corp 4.25% 12/1/2027	990,000	1,014,254
TOTAL UNITED STATES		30,451,813
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $24,081,103)		30,451,813

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
UNITED STATES - 0.4%
Consumer Discretionary - 0.1%
Household Durables - 0.1%
Whirlpool Corp Series A, 8.5%	37,448	1,583,301
Financials - 0.3%
Financial Services - 0.3%
Acrisure Holdings Inc Series A-2 (b)(c)	88,376	2,583,230
Apollo Global Management Inc Series A, 6.75%	22,978	1,510,801
TOTAL FINANCIALS		4,094,031
Information Technology - 0.0%
Software - 0.0%
Oracle Corp Series D 6.5%	14,849	725,968
TOTAL UNITED STATES		6,403,300
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,206,348)		6,403,300

Non-Convertible Corporate Bonds - 75.2%
	Principal Amount (a)	Value ($)
ANGOLA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Azule Energy Finance Plc 8.125% 1/23/2030 (d)	980,000	1,009,400
AUSTRALIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Fortescue Treasury Pty Ltd 4.375% 4/1/2031 (d)	513,000	490,191
Fortescue Treasury Pty Ltd 4.5% 9/15/2027 (d)	630,000	625,086
Mineral Resources Ltd 6% 5/1/2032 (d)	700,000	694,417
Mineral Resources Ltd 6.25% 5/1/2034 (d)	640,000	630,957
Mineral Resources Ltd 7% 4/1/2031 (d)	605,000	627,971
Mineral Resources Ltd 8.5% 5/1/2030 (d)	565,000	581,977
Mineral Resources Ltd 9.25% 10/1/2028 (d)	753,000	781,532

TOTAL AUSTRALIA		4,432,131
BAILIWICK OF JERSEY - 0.2%
Consumer Discretionary - 0.2%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (d)	1,210,000	971,430
Hotels, Restaurants & Leisure - 0.1%
A&K Travel Group Holdings Ltd 7.5% 5/15/2033 (d)	1,505,000	1,512,419
TOTAL BAILIWICK OF JERSEY		2,483,849
BRAZIL - 0.5%
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Ambipar Lux Sarl 9.875% (d)(j)	4,285,000	783,341
Passenger Airlines - 0.0%
Azul Secured Finance LLP 9.875% 2/15/2031 (d)	715,000	635,456
TOTAL INDUSTRIALS		1,418,797
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (d)	4,265,000	4,256,428
Samarco Mineracao SA 9% 6/30/2031 pay-in-kind (d)(g)	2,510,254	2,512,764
TOTAL MATERIALS		6,769,192
TOTAL BRAZIL		8,187,989
CANADA - 2.4%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.3%
TELUS Corp 6.375% 6/9/2056 (g)	1,545,000	1,545,177
TELUS Corp 6.625% 10/15/2055 (g)	715,000	722,987
TELUS Corp 6.625% 6/9/2056 (g)	1,235,000	1,228,202
TELUS Corp 7% 10/15/2055 (g)	1,425,000	1,473,917
		4,970,283
Wireless Telecommunication Services - 0.2%
Rogers Communications Inc 6.875% 7/31/2056 (g)	3,300,000	3,351,469
TOTAL COMMUNICATION SERVICES		8,321,752
Consumer Discretionary - 0.7%
Hotels, Restaurants & Leisure - 0.7%
1011778 BC ULC / New Red Finance Inc 3.5% 2/15/2029 (d)	1,170,000	1,127,340
1011778 BC ULC / New Red Finance Inc 3.875% 1/15/2028 (d)	930,000	912,695
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (d)	6,200,000	5,898,422
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (d)	3,320,000	3,378,562
TOTAL CONSUMER DISCRETIONARY		11,317,019
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
South Bow Canadian Infrastructure Holdings Ltd 7.5% 3/1/2055 (g)	535,000	565,620
TransCanada PipeLines Ltd 6.125% 10/17/2056 (g)	1,590,000	1,596,960
TOTAL ENERGY		2,162,580
Health Care - 0.0%
Pharmaceuticals - 0.0%
Bausch Health Cos Inc 11% 9/30/2028 (d)	304,000	316,160
Industrials - 0.6%
Aerospace & Defense - 0.2%
Bombardier Inc 6.75% 6/15/2033 (d)	415,000	432,722
Bombardier Inc 7% 6/1/2032 (d)	1,610,000	1,680,589
Bombardier Inc 7.25% 7/1/2031 (d)	1,515,000	1,594,066
		3,707,377
Commercial Services & Supplies - 0.4%
Wrangler Holdco Corp 6.625% 4/1/2032 (d)	5,510,000	5,684,215
TOTAL INDUSTRIALS		9,391,592
Information Technology - 0.1%
Software - 0.1%
Open Text Corp 3.875% 12/1/2029 (d)	515,000	464,163
Open Text Corp 3.875% 2/15/2028 (d)	1,310,000	1,267,513
TOTAL INFORMATION TECHNOLOGY		1,731,676
Materials - 0.3%
Chemicals - 0.1%
Methanex Corp 5.125% 10/15/2027	1,685,000	1,685,948
Methanex Corp 5.65% 12/1/2044	717,000	651,945
		2,337,893
Metals & Mining - 0.2%
Capstone Copper Corp 6.75% 3/31/2033 (d)	2,405,000	2,447,523
TOTAL MATERIALS		4,785,416
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
TransAlta Corp 5.875% 2/1/2034	1,545,000	1,541,135
TOTAL CANADA		39,567,330
COLOMBIA - 0.4%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Canacol Energy Ltd 5.75% (d)(j)	6,120,000	2,264,400
Gran Tierra Energy Inc 9.75% 4/15/2031 (d)(n)	725,000	659,750
TOTAL ENERGY		2,924,150
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 5.375% 12/30/2030 (d)	2,446,176	2,267,360
EnfraGen Energia Sur SAU/ EnfraGen Chile SpA/ EnfraGen Spain SAU 8.499% 6/30/2032 (d)	720,000	743,940
TOTAL UTILITIES		3,011,300
TOTAL COLOMBIA		5,935,450
DENMARK - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
GENMAB A/S/GENMAB FINANCE LLC 6.25% 12/15/2032 (d)	1,210,000	1,241,763
FINLAND - 0.1%
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy 4.875% 2/4/2028 (d)	2,205,000	2,159,812
FRANCE - 0.7%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.4%
Altice France SA 6.5% 10/15/2031 (d)	1,996,951	1,959,315
Altice France SA 6.5% 4/15/2032 (d)	2,265,670	2,228,369
Altice France SA 6.875% 10/15/2030 (d)	626,615	616,015
Altice France SA 6.875% 7/15/2032 (d)	2,132,345	2,097,502
TOTAL COMMUNICATION SERVICES		6,901,201
Energy - 0.2%
Energy Equipment & Services - 0.2%
Vallourec SACA 7.5% 4/15/2032 (d)	2,398,000	2,528,439
Financials - 0.1%
Financial Services - 0.1%
Iliad Holding SAS 7% 4/15/2032 (d)	1,360,000	1,380,745
TOTAL FRANCE		10,810,385
GERMANY - 0.3%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
ZF North America Capital Inc 6.75% 4/23/2030 (d)	315,000	312,922
ZF North America Capital Inc 7.5% 3/24/2031 (d)(n)	1,495,000	1,496,925
TOTAL CONSUMER DISCRETIONARY		1,809,847
Industrials - 0.2%
Machinery - 0.2%
TK Elevator US Newco Inc 5.25% 7/15/2027 (d)(n)	3,382,000	3,382,842
TOTAL GERMANY		5,192,689
GHANA - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Kosmos Energy Ltd 7.5% 3/1/2028 (d)	4,160,000	4,048,845
Kosmos Energy Ltd 8.75% 10/1/2031 (d)	680,000	631,040

TOTAL GHANA		4,679,885
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (d)	2,240,000	2,272,057
GUATEMALA - 0.1%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Millicom International Cellular SA 4.5% 4/27/2031 (d)	1,405,000	1,312,551
IRELAND - 0.6%
Financials - 0.5%
Consumer Finance - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 1/31/2056 (g)	850,000	865,307
Financial Services - 0.4%
GGAM Finance Ltd 6.875% 4/15/2029 (d)	1,715,000	1,752,095
GGAM Finance Ltd 8% 2/15/2027 (d)	2,705,000	2,717,373
GGAM Finance Ltd 8% 6/15/2028 (d)	1,675,000	1,744,665
		6,214,133
TOTAL FINANCIALS		7,079,440
Industrials - 0.1%
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd 4.85% 4/1/2033 (d)	2,360,000	2,276,244
TOTAL IRELAND		9,355,684
ISRAEL - 0.2%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energean Israel Finance Ltd 5.375% 3/30/2028 (d)(e)	615,000	604,897
Health Care - 0.2%
Pharmaceuticals - 0.2%
Teva Pharmaceutical Finance Netherlands III BV 6% 12/1/2032	1,110,000	1,155,799
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030	2,225,000	2,283,704
TOTAL HEALTH CARE		3,439,503
TOTAL ISRAEL		4,044,400
LUXEMBOURG - 0.3%
Communication Services - 0.2%
Media - 0.1%
Altice Financing SA 5.75% 8/15/2029 (d)	1,775,000	1,306,590
Wireless Telecommunication Services - 0.1%
Altice France Lux 3 / Altice Holdings 1 10% 1/15/2033 (d)	1,292,000	1,277,953
TOTAL COMMUNICATION SERVICES		2,584,543
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Breakwater Energy Holdings Sarl 9.25% 11/15/2030 (d)	880,000	937,187
Materials - 0.0%
Chemicals - 0.0%
Herens Holdco Sarl 4.75% 5/15/2028 (d)	730,000	646,050
TOTAL LUXEMBOURG		4,167,780
MAURITIUS - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Axian Telecom Holding & Management PLC 7.25% 7/11/2030 (d)	225,000	226,450
NETHERLANDS - 0.0%
Communication Services - 0.0%
Media - 0.0%
Ziggo BV 4.875% 1/15/2030 (d)	815,000	766,650
NIGERIA - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
IHS Holding Ltd 5.625% 11/29/2026 (d)	455,000	452,597
NORWAY - 0.2%
Energy - 0.2%
Energy Equipment & Services - 0.2%
Seadrill Finance Ltd 8.375% 8/1/2030 (d)	1,005,000	1,053,563
TGS ASA 8.5% 1/15/2030 (d)	1,925,000	2,010,263

TOTAL NORWAY		3,063,826
PANAMA - 0.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.2%
Sable International Finance Ltd 7.125% 10/15/2032 (d)	3,530,000	3,541,826
Wireless Telecommunication Services - 0.2%
C&W Senior Finance Ltd 9% 1/15/2033 (d)	3,105,000	3,173,892
TOTAL PANAMA		6,715,718
PERU - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Volcan Cia Minera SAA 8.5% 10/28/2032 (d)	1,205,000	1,239,632
SOUTH AFRICA - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Liquid Telecommunications Financing Plc 10.75% 4/14/2031 (d)	785,000	796,232
SPAIN - 0.2%
Health Care - 0.0%
Biotechnology - 0.0%
Grifols SA 4.75% 10/15/2028 (d)	660,000	650,750
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Atlantica Sustainable Infrastructure Ltd 4.125% 6/15/2028 (d)	1,940,000	1,894,882
TOTAL SPAIN		2,545,632
SWITZERLAND - 0.2%
Industrials - 0.1%
Aerospace & Defense - 0.1%
VistaJet Malta Finance PLC / Vista Management Holding Inc 6.375% 2/1/2030 (d)	604,000	565,625
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (d)	955,000	955,058
VistaJet Malta Finance PLC / Vista Management Holding Inc 9.5% 6/1/2028 (d)	440,000	444,786
TOTAL INDUSTRIALS		1,965,469
Materials - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA 12% 2/15/2031 (d)	2,085,000	2,137,125
TOTAL SWITZERLAND		4,102,594
TANZANIA - 0.0%
Information Technology - 0.0%
Communications Equipment - 0.0%
HTA Group Ltd/Mauritius 6.75% 4/1/2031 (d)	470,000	478,078
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (d)	425,000	437,759

TOTAL TANZANIA		915,837
TURKEY - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Eldorado Gold Corp 6.25% 9/1/2029 (d)	1,545,000	1,545,896
UNITED KINGDOM - 0.9%
Communication Services - 0.1%
Media - 0.0%
Virgin Media Secured Finance PLC 4.5% 8/15/2030 (d)	935,000	827,576
Wireless Telecommunication Services - 0.1%
Vmed O2 UK Financing I PLC 4.25% 1/31/2031 (d)	1,025,000	882,442
Vmed O2 UK Financing I PLC 6.75% 1/15/2033 (d)	745,000	680,995
		1,563,437
TOTAL COMMUNICATION SERVICES		2,391,013
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Belron UK Finance PLC 5.75% 10/15/2029 (d)	1,375,000	1,388,807
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG Global Finance PLC 12% 11/30/2028 (d)	5,900,000	6,293,760
Health Care - 0.1%
Health Care Providers & Services - 0.1%
180 Medical Inc 3.875% 10/15/2029 (d)	1,055,000	1,016,987
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (d)	3,630,000	3,607,950
TOTAL UNITED KINGDOM		14,698,517
UNITED STATES - 66.2%
Communication Services - 8.3%
Diversified Telecommunication Services - 3.7%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (d)	2,430,000	2,405,834
APLD ComputeCo LLC 9.25% 12/15/2030 (d)	7,245,000	7,787,541
Black Pearl Compute LLC 6.125% 2/15/2031 (d)(n)	1,778,000	1,803,937
Cipher Compute LLC 7.125% 11/15/2030 (d)	1,325,000	1,373,374
Core Scientific Finance I LLC 7.75% 5/15/2031 (d)(q)	5,610,000	5,595,999
Edged Compute LLC 7.5% 4/30/2031 (d)	3,990,000	3,912,252
Flash Compute LLC 7.25% 12/31/2030 (d)	3,725,000	3,799,761
Frontier Communications Holdings LLC 5.875% 11/1/2029	1,385,000	1,391,964
Frontier Communications Holdings LLC 8.75% 5/15/2030 (d)	1,320,000	1,350,485
Level 3 Financing Inc 6.875% 6/30/2033 (d)(n)	5,065,000	5,227,242
Level 3 Financing Inc 7% 3/31/2034 (d)	3,300,000	3,422,849
Level 3 Financing Inc 8.5% 1/15/2036 (d)(n)	1,545,000	1,654,712
Meridian Arc Holdco LLC 6.25% 4/30/2031 (d)	4,960,000	4,958,871
PR RNO Property Owner 1 LLC 6.5% 5/1/2031 (d)	8,185,000	8,113,086
SV RNO Property Owner 1 LLC 5.875% 3/1/2031 (d)	1,885,000	1,849,465
Uniti Services LLC 7.5% 10/15/2033 (d)	2,130,000	2,242,583
WULF Compute LLC 7.75% 10/15/2030 (d)(n)	3,770,000	3,962,252
		60,852,207
Entertainment - 0.4%
OAK-Eagle Acquireco Inc 7.25% 7/1/2033 (d)	2,695,000	2,776,971
OAK-Eagle Acquireco Inc 8.75% 7/1/2034 (d)	2,920,000	3,038,631
		5,815,602
Interactive Media & Services - 0.0%
Snap Inc 6.875% 3/15/2034 (d)(n)	950,000	919,478
Media - 4.2%
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (d)(n)	2,145,000	1,799,131
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032 (n)	3,280,000	2,880,357
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 8/15/2030 (d)(n)	675,000	629,615
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 2/1/2032 (d)(n)	3,090,000	2,766,879
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 3/1/2030 (d)	4,510,000	4,275,162
CCO Holdings LLC / CCO Holdings Capital Corp 5% 2/1/2028 (d)	1,495,000	1,477,453
CCO Holdings LLC / CCO Holdings Capital Corp 5.375% 6/1/2029 (d)	1,705,000	1,677,481
CCO Holdings LLC / CCO Holdings Capital Corp 7% 2/1/2033 (d)(n)	3,105,000	3,060,702
Clear Channel Outdoor Holdings Inc 7.125% 2/15/2031 (d)	1,445,000	1,502,239
Clear Channel Outdoor Holdings Inc 7.5% 3/15/2033 (d)	2,165,000	2,274,277
Clear Channel Outdoor Holdings Inc 7.5% 6/1/2029 (d)	780,000	781,435
CMG Media Corp 8.875% 6/18/2029 (d)	360,000	320,835
CSC Holdings LLC 3.375% 2/15/2031 (d)	4,650,000	2,702,798
CSC Holdings LLC 4.125% 12/1/2030 (d)	5,990,000	3,566,223
CSC Holdings LLC 4.5% 11/15/2031 (d)	4,015,000	2,340,938
CSC Holdings LLC 4.625% 12/1/2030 (d)	1,615,000	564,117
CSC Holdings LLC 5.375% 2/1/2028 (d)	1,220,000	910,823
CSC Holdings LLC 5.5% 4/15/2027 (d)	840,000	708,577
Discovery Global Holdings Inc 4.279% 3/15/2032	525,000	475,508
Discovery Global Holdings Inc 5.05% 3/15/2042	2,045,000	1,459,169
Discovery Global Holdings Inc 5.141% 3/15/2052	600,000	393,000
DISH Network Corp 11.75% 11/15/2027 (d)	2,115,000	2,183,315
Dotdash Meredith Inc 7.625% 6/15/2032 (d)	575,000	539,701
EchoStar Corp 10.75% 11/30/2029	5,004,806	5,433,980
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (g)	4,120,384	4,180,612
EW Scripps Co/The 9.875% 8/15/2030 (d)	4,905,000	4,919,535
Nexstar Media Inc 6.5% 9/15/2033 (d)	1,880,000	1,894,468
Sirius XM Radio LLC 4% 7/15/2028 (d)	2,200,000	2,136,436
Sirius XM Radio LLC 5.5% 7/1/2029 (d)	660,000	655,240
Univision Communications Inc 4.5% 5/1/2029 (d)(n)	2,170,000	2,070,420
Univision Communications Inc 7.375% 6/30/2030 (d)	285,000	284,729
Univision Communications Inc 8.5% 7/31/2031 (d)(n)	2,755,000	2,796,049
Univision Communications Inc 8.875% 4/15/2033 (d)	1,490,000	1,498,121
Univision Communications Inc 9.375% 8/1/2032 (d)	3,600,000	3,725,453
		68,884,778
TOTAL COMMUNICATION SERVICES		136,472,065
Consumer Discretionary - 9.3%
Automobile Components - 1.0%
American Axle & Manufacturing Inc 6.375% 10/15/2032 (d)	1,140,000	1,137,963
American Axle & Manufacturing Inc 7.75% 10/15/2033 (d)(n)	2,150,000	2,099,104
Clarios Global LP / Clarios US Finance Co 6.75% 9/15/2032 (d)	2,855,000	2,920,494
Clarios Global LP / Clarios US Finance Co 6.75% 2/15/2030 (d)	2,430,000	2,510,652
Clarios Global LP / Clarios US Finance Co 6.75% 5/15/2028 (d)	395,000	401,863
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.125% 4/15/2031 (d)	3,160,000	3,181,817
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.375% 4/15/2034 (d)	2,055,000	2,052,391
Patrick Industries Inc 6.375% 11/1/2032 (d)(n)	2,195,000	2,208,473
		16,512,757
Automobiles - 0.2%
Nissan Motor Acceptance Co LLC 2.45% 9/15/2028 (d)(n)	245,000	226,331
Nissan Motor Acceptance Co LLC 5.55% 9/13/2029 (d)	415,000	406,293
Nissan Motor Acceptance Co LLC 6.125% 9/30/2030 (d)	775,000	763,286
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10% 1/15/2031 (d)	2,430,000	2,418,607
		3,814,517
Broadline Retail - 0.5%
Match Group Holdings II LLC 3.625% 10/1/2031 (d)	640,000	573,531
Match Group Holdings II LLC 4.125% 8/1/2030 (d)	1,045,000	981,434
Saks Global Enterprises LLC 11% (c)(d)(j)	875,319	0
Wayfair LLC 6.75% 11/15/2032 (d)	945,000	955,401
Wayfair LLC 7.25% 10/31/2029 (d)	2,005,000	2,054,670
Wayfair LLC 7.75% 9/15/2030 (d)(n)	3,420,000	3,548,538
		8,113,574
Diversified Consumer Services - 1.0%
Service Corp International/US 4% 5/15/2031 (n)	1,665,000	1,573,125
Service Corp International/US 5.125% 6/1/2029	597,000	595,802
Service Corp International/US 5.75% 10/15/2032 (n)	3,490,000	3,520,771
Sotheby's 8.25% 4/15/2031 (d)	3,990,000	3,876,246
StoneMor Inc 8.5% 5/15/2029 (d)	2,225,000	2,195,877
TKC Holdings Inc 12% 2/15/2031 (d)	1,805,000	1,880,808
TKC Holdings Inc 8.5% 8/15/2030 (d)	3,000,000	3,070,779
		16,713,408
Hotels, Restaurants & Leisure - 4.2%
Acushnet Co 5.625% 12/1/2033 (d)(n)	970,000	974,507
Aramark Services Inc 5% 2/1/2028 (d)	1,560,000	1,556,858
Caesars Entertainment Inc 6.5% 2/15/2032 (d)	800,000	777,324
Caesars Entertainment Inc 7% 2/15/2030 (d)	1,305,000	1,324,841
Carnival Corp 5.125% 5/1/2029 (d)	1,490,000	1,485,534
Carnival Corp 5.75% 3/15/2030 (d)	1,400,000	1,420,305
Carnival Corp 5.75% 8/1/2032 (d)	1,735,000	1,743,724
Carnival Corp 5.875% 6/15/2031 (d)	2,630,000	2,667,409
Carnival Corp 6.125% 2/15/2033 (d)	2,785,000	2,825,827
Carnival Corp 7% 8/15/2029 (d)	2,465,000	2,559,008
Churchill Downs Inc 4.75% 1/15/2028 (d)	560,000	555,118
Churchill Downs Inc 6.75% 5/1/2031 (d)(n)	2,045,000	2,091,661
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (d)	2,730,000	2,657,789
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (d)	5,315,000	5,149,912
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (d)	2,960,000	2,709,831
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (d)	495,000	477,713
Hilton Domestic Operating Co Inc 4% 5/1/2031 (d)	1,805,000	1,709,372
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (d)	1,260,000	1,250,688
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (d)(n)	1,440,000	1,449,670
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (d)	995,000	1,007,515
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (d)	685,000	694,422
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (d)(n)	2,585,000	2,615,007
Life Time Inc 6% 11/15/2031 (d)	2,920,000	2,964,159
MajorDrive Holdings IV LLC 6.375% 6/1/2029 (d)	1,050,000	877,997
NCL Finance Ltd 6.125% 3/15/2028 (d)	1,395,000	1,415,290
Royal Caribbean Cruises Ltd 5.5% 4/1/2028 (d)	2,745,000	2,774,483
Royal Caribbean Cruises Ltd 5.625% 9/30/2031 (d)	1,145,000	1,160,752
Royal Caribbean Cruises Ltd 6% 2/1/2033 (d)	2,795,000	2,837,833
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (d)	1,730,000	1,768,373
Station Casinos LLC 4.5% 2/15/2028 (d)	1,665,000	1,639,108
Station Casinos LLC 6.625% 3/15/2032 (d)(n)	1,705,000	1,726,255
Viking Cruises Ltd 5.875% 10/15/2033 (d)	2,975,000	2,982,559
Viking Cruises Ltd 9.125% 7/15/2031 (d)	520,000	547,941
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (d)	630,000	629,590
VOC Escrow Ltd 5% 2/15/2028 (d)	865,000	863,161
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 7.125% 2/15/2031 (d)	2,025,000	2,143,264
Yum! Brands Inc 3.625% 3/15/2031	545,000	507,639
Yum! Brands Inc 4.625% 1/31/2032	3,085,000	2,967,947
Yum! Brands Inc 5.375% 4/1/2032	435,000	435,304
		67,945,690
Household Durables - 0.9%
Century Communities Inc 6.625% 9/15/2033 (d)(n)	1,480,000	1,472,569
LGI Homes Inc 4% 7/15/2029 (d)	340,000	308,414
LGI Homes Inc 7% 11/15/2032 (d)(n)	3,675,000	3,521,987
Newell Brands Inc 6.375% 9/15/2027	555,000	558,825
Risewell Homes Inc 8.5% 11/1/2030 (d)	1,340,000	1,369,109
Somnigroup International Inc 3.875% 10/15/2031 (d)	1,560,000	1,442,840
TopBuild Corp 4.125% 2/15/2032 (d)(n)	1,390,000	1,389,515
TopBuild Corp 5.625% 1/31/2034 (d)	785,000	795,190
Whirlpool Corp 6.125% 6/15/2030 (n)	795,000	779,604
Whirlpool Corp 6.5% 6/15/2033 (n)	2,620,000	2,509,338
		14,147,391
Specialty Retail - 1.4%
Asbury Automotive Group Inc 4.75% 3/1/2030	870,000	847,281
Asbury Automotive Group Inc 5% 2/15/2032 (d)(n)	1,195,000	1,145,921
Bath & Body Works Inc 6.625% 10/1/2030 (d)	870,000	881,691
Bath & Body Works Inc 6.95% 3/1/2033 (n)	615,000	597,661
Carvana Co 10.25% 5/1/2030 (d)	150,000	160,500
Carvana Co 4.875% 9/1/2029 (d)	1,480,000	1,361,600
Carvana Co 5.5% 4/15/2027 (d)	1,025,000	1,004,500
Carvana Co 5.875% 10/1/2028 (d)	507,000	495,593
Carvana Co 9% 6/1/2030 pay-in-kind (d)(g)	974,652	1,013,885
Carvana Co 9% 6/1/2031 pay-in-kind (d)(g)	1,330,538	1,471,903
Group 1 Automotive Inc 6.375% 1/15/2030 (d)	1,330,000	1,351,610
LBM Acquisition LLC 6.25% 1/15/2029 (d)	1,015,000	703,396
LBM Acquisition LLC 9.5% 6/15/2031 (d)	2,800,000	2,449,957
Michaels Cos Inc/The 8.5% 3/15/2033 (d)	3,240,000	3,199,662
Park River Holdings Inc 8% 3/15/2031 (d)	560,000	563,073
Staples Inc 10.75% 9/1/2029 (d)	4,650,000	4,444,701
Wand NewCo 3 Inc 7.625% 1/30/2032 (d)	825,000	858,851
		22,551,785
Textiles, Apparel & Luxury Goods - 0.1%
Crocs Inc 4.125% 8/15/2031 (d)(n)	2,000,000	1,861,070
TOTAL CONSUMER DISCRETIONARY		151,660,192
Consumer Staples - 2.5%
Beverages - 0.1%
Primo Water Holdings Inc / Triton Water Holdings Inc 6.25% 4/1/2029 (d)(n)	2,285,000	2,287,721
Consumer Staples Distribution & Retail - 1.7%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (d)	2,690,000	2,565,290
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (d)	1,855,000	1,815,801
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.5% 3/31/2031 (d)	1,320,000	1,312,667
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.75% 3/31/2034 (d)	745,000	725,271
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (d)(n)	1,495,000	1,508,264
Albertsons Cos Inc 5.625% 3/31/2032 (d)	1,555,000	1,534,033
C&S Group Enterprises LLC 5% 12/15/2028 (d)	2,450,000	2,285,324
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7.125% 4/30/2033 (d)	570,000	577,066
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (d)	2,255,000	2,357,184
Performance Food Group Inc 4.25% 8/1/2029 (d)	2,690,000	2,607,966
Performance Food Group Inc 5.625% 3/1/2034 (d)	1,815,000	1,777,178
Performance Food Group Inc 6.125% 9/15/2032 (d)(n)	970,000	983,260
US Foods Inc 4.625% 6/1/2030 (d)	820,000	802,001
US Foods Inc 4.75% 2/15/2029 (d)	2,180,000	2,156,268
US Foods Inc 5.75% 4/15/2033 (d)	2,960,000	2,970,863
US Foods Inc 7.25% 1/15/2032 (d)(n)	1,225,000	1,274,191
		27,252,627
Food Products - 0.7%
Darling Ingredients Inc 6% 6/15/2030 (d)(n)	1,225,000	1,235,624
Fiesta Purchaser Inc 9.625% 9/15/2032 (d)	2,520,000	2,606,111
Lamb Weston Holdings Inc 4.125% 1/31/2030 (d)	3,210,000	3,075,283
Pilgrim's Pride Corp 3.5% 3/1/2032	2,515,000	2,297,198
Post Holdings Inc 4.625% 4/15/2030 (d)(n)	880,000	854,950
Post Holdings Inc 6.375% 3/1/2033 (d)(n)	1,535,000	1,534,403
		11,603,569
TOTAL CONSUMER STAPLES		41,143,917
Energy - 8.7%
Energy Equipment & Services - 1.3%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (d)(n)	2,090,000	2,150,520
Archrock Services LP / Archrock Partners Finance Corp 6% 2/1/2034 (d)(n)	1,550,000	1,560,100
Kodiak Gas Services LLC 5.875% 4/1/2031 (d)	1,410,000	1,420,245
Kodiak Gas Services LLC 6.5% 10/1/2033 (d)	880,000	900,154
Kodiak Gas Services LLC 6.75% 10/1/2035 (d)	1,465,000	1,521,747
Nabors Industries Inc 8.875% 8/15/2031 (d)	610,000	644,112
SESI LLC 7.875% 9/30/2030 (d)	785,000	810,625
Transocean International Ltd 7.875% 10/15/2032 (d)	295,000	316,105
Transocean International Ltd 8.25% 5/15/2029 (d)	4,065,000	4,220,593
Transocean International Ltd 8.5% 5/15/2031 (d)	1,510,000	1,596,784
Transocean International Ltd 8.75% 2/15/2030 (d)	640,500	670,860
USA Compression Partners LP / USA Compression Finance Corp 6.25% 10/1/2033 (d)(n)	1,680,000	1,695,307
USA Compression Partners LP / USA Compression Finance Corp 7.125% 3/15/2029 (d)	1,630,000	1,684,497
Valaris Ltd 8.375% 4/30/2030 (d)	710,000	740,366
WBI Operating LLC 6.25% 10/15/2030 (d)(n)	1,490,000	1,510,726
WBI Operating LLC 6.5% 10/15/2033 (d)	1,490,000	1,506,032
		22,948,773
Oil, Gas & Consumable Fuels - 7.4%
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 10/15/2033 (d)	1,485,000	1,482,064
California Resources Corp 7% 1/15/2034 (d)	1,560,000	1,591,872
California Resources Corp 8.25% 6/15/2029 (d)	2,221,000	2,315,926
Cheniere Energy Inc 5.2% 7/30/2036 (d)(n)	3,165,000	3,128,926
CITGO Petroleum Corp 8.375% 1/15/2029 (d)	1,230,000	1,265,754
CNX Resources Corp 5.875% 3/1/2034 (d)	1,675,000	1,661,576
CNX Resources Corp 7.25% 3/1/2032 (d)(n)	2,720,000	2,833,798
CNX Resources Corp 7.375% 1/15/2031 (d)	625,000	644,219
Comstock Resources Inc 5.875% 1/15/2030 (d)(n)	2,050,000	1,985,718
Comstock Resources Inc 6.75% 3/1/2029 (d)	3,005,000	3,003,939
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/2031 (d)	2,545,000	2,513,981
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (d)	1,560,000	1,658,646
CVR Energy Inc 7.5% 2/15/2031 (d)	3,895,000	3,944,556
DBR Land Holdings LLC 6.25% 12/1/2030 (d)(n)	1,795,000	1,837,631
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (d)	1,885,000	1,884,784
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.375% 6/30/2033 (d)	605,000	624,386
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (d)	2,305,000	2,404,932
DT Midstream Inc 4.125% 6/15/2029 (d)	1,140,000	1,116,173
DT Midstream Inc 4.375% 6/15/2031 (d)	645,000	623,514
Energy Transfer LP 6.5% 2/15/2056 (g)	2,100,000	2,105,660
Energy Transfer LP 6.75% 2/15/2056 (g)	880,000	886,323
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029	2,210,000	2,230,295
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (d)	540,000	553,413
Harvest Midstream I LP 7.5% 5/15/2032 (d)	2,535,000	2,639,315
Harvest Midstream I LP 7.5% 9/1/2028 (d)	1,110,000	1,117,314
Hess Midstream Operations LP 4.25% 2/15/2030 (d)	1,115,000	1,081,391
Hess Midstream Operations LP 5.125% 6/15/2028 (d)	3,025,000	3,011,044
Hess Midstream Operations LP 5.5% 10/15/2030 (d)	2,120,000	2,120,979
Howard Midstream Energy Partners LLC 6.625% 1/15/2034 (d)	1,640,000	1,668,362
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (d)	1,380,000	1,439,006
Kinetik Holdings LP 5.875% 6/15/2030 (d)	1,820,000	1,826,157
Kinetik Holdings LP 6.625% 12/15/2028 (d)	955,000	974,189
Matador Resources Co 6% 4/15/2034 (d)	630,000	632,394
Matador Resources Co 6.25% 4/15/2033 (d)(n)	720,000	732,215
Matador Resources Co 6.5% 4/15/2032 (d)(n)	2,025,000	2,067,857
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (d)	1,035,000	1,047,790
Murphy Oil USA Inc 3.75% 2/15/2031 (d)(n)	1,545,000	1,443,081
Northern Oil & Gas Inc 7.875% 10/15/2033 (d)(n)	2,365,000	2,451,072
Northern Oil & Gas Inc 8.75% 6/15/2031 (d)(n)	3,150,000	3,289,325
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (d)	3,780,000	3,874,905
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (d)(n)	2,010,000	2,159,773
Permian Resources Operating LLC 5.875% 7/1/2029 (d)	1,573,000	1,573,000
Permian Resources Operating LLC 7% 1/15/2032 (d)	2,785,000	2,896,400
Prairie Acquiror LP 9% 8/1/2029 (d)	2,125,000	2,219,078
Rockies Express Pipeline LLC 4.8% 5/15/2030 (d)	145,000	141,292
Rockies Express Pipeline LLC 4.95% 7/15/2029 (d)	1,480,000	1,459,749
Rockies Express Pipeline LLC 6.75% 3/15/2033 (d)(n)	1,195,000	1,245,937
Rockies Express Pipeline LLC 6.875% 4/15/2040 (d)	435,000	439,299
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	4,570,000	4,487,920
Sunoco LP / Sunoco Finance Corp 5.875% 3/15/2028	875,000	876,068
Sunoco LP 4.625% 5/1/2030 (d)	3,475,000	3,379,591
Sunoco LP 5.375% 7/15/2031 (d)	2,515,000	2,503,218
Sunoco LP 5.625% 3/15/2031 (d)(n)	1,480,000	1,485,492
Sunoco LP 5.625% 7/15/2034 (d)(n)	1,255,000	1,238,122
Sunoco LP 6.25% 7/1/2033 (d)(n)	1,405,000	1,435,942
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (d)(n)	2,965,000	2,957,860
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (d)(n)	2,505,000	2,518,730
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6.75% 3/15/2034 (d)	740,000	756,121
Venture Global Calcasieu Pass LLC 3.875% 8/15/2029 (d)	770,000	737,624
Venture Global LNG Inc 7% 1/15/2030 (d)(n)	425,000	437,167
Venture Global Plaquemines LNG LLC 6.125% 12/15/2030 (d)	1,605,000	1,655,201
Venture Global Plaquemines LNG LLC 6.5% 1/15/2034 (d)	2,835,000	2,969,665
Venture Global Plaquemines LNG LLC 6.5% 6/15/2034 (d)(n)	1,760,000	1,841,722
Venture Global Plaquemines LNG LLC 6.75% 1/15/2036 (d)	2,715,000	2,886,154
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (d)	2,680,000	2,972,021
		120,987,628
TOTAL ENERGY		143,936,401
Financials - 7.1%
Capital Markets - 1.1%
Broadstreet Partners Group LLC 5.875% 4/15/2029 (d)	1,560,000	1,536,126
Coinbase Global Inc 3.375% 10/1/2028 (d)(n)	1,510,000	1,447,822
Focus Financial Partners LLC 6.75% 9/15/2031 (d)(n)	2,340,000	2,380,587
Hightower Holding LLC 6.75% 4/15/2029 (d)	1,120,000	1,112,368
Hightower Holding LLC 9.125% 1/31/2030 (d)	2,630,000	2,730,079
Jane Street Group / JSG Finance Inc 4.5% 11/15/2029 (d)	970,000	942,079
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (d)	2,015,000	2,025,594
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (d)	1,965,000	2,018,666
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (d)(n)	1,345,000	1,290,311
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (d)	2,005,000	2,105,545
		17,589,177
Consumer Finance - 1.0%
Ally Financial Inc 6.7% 2/14/2033 (n)	1,760,000	1,817,114
Ford Motor Credit Co LLC 5.42% 4/9/2031 (n)	2,205,000	2,185,869
OneMain Finance Corp 3.5% 1/15/2027	2,975,000	2,936,681
OneMain Finance Corp 3.875% 9/15/2028 (n)	3,005,000	2,905,798
OneMain Finance Corp 6.125% 5/15/2030	850,000	849,704
OneMain Finance Corp 6.75% 9/15/2033 (n)	1,540,000	1,514,741
OneMain Finance Corp 7.125% 11/15/2031	1,930,000	1,957,115
OneMain Finance Corp 7.125% 9/15/2032	775,000	785,894
PRA Group Inc 5% 10/1/2029 (d)(n)	795,000	754,760
		15,707,676
Financial Services - 2.2%
Block Inc 3.5% 6/1/2031 (n)	3,117,000	2,830,628
Block Inc 5.625% 8/15/2030 (d)	1,365,000	1,366,377
Block Inc 6% 8/15/2033 (d)	1,080,000	1,077,915
Block Inc 6.5% 5/15/2032	2,720,000	2,771,826
Compass Group Diversified Holdings LLC 5.25% 4/15/2029 (d)(n)	2,765,000	2,616,633
CrossCountry Intermediate HoldCo LLC 6.5% 10/1/2030 (d)	1,490,000	1,463,859
CrossCountry Intermediate HoldCo LLC 6.75% 12/1/2032 (d)	1,340,000	1,295,214
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (d)	1,335,000	1,346,654
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	905,000	793,300
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	3,220,000	3,189,111
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9% 6/15/2030 (n)	1,320,000	1,271,267
PennyMac Financial Services Inc 6.75% 2/15/2034 (d)	1,740,000	1,684,030
Rocket Cos Inc 6.125% 8/1/2030 (d)(n)	1,720,000	1,745,516
Rocket Cos Inc 6.375% 8/1/2033 (d)	1,550,000	1,568,902
Rocket Cos Inc 6.5% 8/1/2029 (d)	2,095,000	2,134,154
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (d)(n)	1,090,000	1,087,846
UWM Holdings LLC 6.25% 3/15/2031 (d)	750,000	695,514
UWM Holdings LLC 6.625% 2/1/2030 (d)	1,510,000	1,449,244
Walker & Dunlop Inc 6.625% 4/1/2033 (d)(n)	1,375,000	1,367,380
WEX Inc 6.5% 3/15/2033 (d)(n)	1,250,000	1,245,022
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (d)	3,220,000	3,405,788
		36,406,180
Insurance - 2.6%
Acrisure LLC / Acrisure Finance Inc 4.25% 2/15/2029 (d)	435,000	415,475
Acrisure LLC / Acrisure Finance Inc 6% 8/1/2029 (d)	1,000,000	943,528
Acrisure LLC / Acrisure Finance Inc 6.75% 7/1/2032 (d)	705,000	694,574
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (d)	1,485,000	1,490,206
Acrisure LLC / Acrisure Finance Inc 8.5% 6/15/2029 (d)	2,830,000	2,831,704
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (d)	3,010,000	2,963,463
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 5.875% 11/1/2029 (d)	1,365,000	1,338,078
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 10/15/2027 (d)	5,520,000	5,516,158
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (d)	940,000	950,755
AmWINS Group Inc 4.875% 6/30/2029 (d)	2,160,000	2,088,936
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (d)	2,635,000	2,551,075
Asurion LLC/ Asurion Co-Issuer Inc 8% 12/31/2032 (d)	1,933,000	2,019,191
Athene Holding Ltd 6.875% 6/28/2055 (g)(n)	3,360,000	3,260,590
HUB International Ltd 5.625% 12/1/2029 (d)	965,000	952,880
HUB International Ltd 7.25% 6/15/2030 (d)	3,995,000	4,132,712
HUB International Ltd 7.375% 1/31/2032 (d)	2,145,000	2,197,276
Panther Escrow Issuer LLC 7.125% 6/1/2031 (d)	4,210,000	4,229,714
Ryan Specialty LLC 5.875% 8/1/2032 (d)(n)	2,940,000	2,939,549
USI Inc/NY 7.5% 1/15/2032 (d)	1,335,000	1,373,195
		42,889,059
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
Starwood Property Trust Inc 5.25% 10/15/2028 (d)	745,000	741,438
Starwood Property Trust Inc 6.5% 10/15/2030 (d)(n)	1,400,000	1,439,907
Starwood Property Trust Inc 6.5% 7/1/2030 (d)	2,030,000	2,079,829
		4,261,174
TOTAL FINANCIALS		116,853,266
Health Care - 5.4%
Biotechnology - 0.1%
Emergent BioSolutions Inc 3.875% 8/15/2028 (d)	2,145,000	1,909,156
Health Care Equipment & Supplies - 0.8%
Avantor Funding Inc 3.875% 11/1/2029 (d)(n)	1,345,000	1,278,570
Avantor Funding Inc 4.625% 7/15/2028 (d)	885,000	872,248
Insulet Corp 6.5% 4/1/2033 (d)(n)	675,000	689,038
Medline Borrower LP 3.875% 4/1/2029 (d)	6,955,000	6,757,216
Medline Borrower LP 5.25% 10/1/2029 (d)(n)	1,265,000	1,258,942
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (d)	2,740,000	2,801,982
		13,657,996
Health Care Providers & Services - 3.1%
Accendra Health Inc 6.625% 4/1/2030 (d)	1,305,000	701,270
Centene Corp 3.375% 2/15/2030	2,605,000	2,420,666
Centene Corp 4.625% 12/15/2029	2,475,000	2,412,873
CHS/Community Health Systems Inc 4.75% 2/15/2031 (d)	860,000	804,689
CHS/Community Health Systems Inc 5.25% 5/15/2030 (d)	660,000	623,196
CHS/Community Health Systems Inc 6.125% 4/1/2030 (d)	360,000	319,160
CHS/Community Health Systems Inc 9.75% 1/15/2034 (d)(n)	2,165,000	2,233,003
CVS Health Corp 6.75% 12/10/2054 (g)	830,000	859,902
CVS Health Corp 7% 3/10/2055 (g)	3,370,000	3,496,433
DaVita Inc 3.75% 2/15/2031 (d)	855,000	793,174
DaVita Inc 4.625% 6/1/2030 (d)	2,960,000	2,865,436
DaVita Inc 6.75% 7/15/2033 (d)(n)	1,920,000	1,979,654
DaVita Inc 6.875% 9/1/2032 (d)(n)	700,000	722,534
HealthEquity Inc 4.5% 10/1/2029 (d)	1,865,000	1,810,204
Humana Inc 5.875% 3/1/2033	920,000	943,697
Humana Inc 6.625% 9/15/2056 (g)	5,890,000	5,803,729
Molina Healthcare Inc 3.875% 11/15/2030 (d)	1,465,000	1,357,583
Molina Healthcare Inc 6.25% 1/15/2033 (d)	2,535,000	2,532,333
Molina Healthcare Inc 6.5% 2/15/2031 (d)	3,130,000	3,184,619
National Mentor Holdings Inc 10.5% 12/15/2030 (d)(n)	1,530,000	1,600,601
Surgery Center Holdings Inc 7.25% 4/15/2032 (d)	1,215,000	1,211,756
Tenet Healthcare Corp 4.25% 6/1/2029 (n)	2,790,000	2,717,549
Tenet Healthcare Corp 4.375% 1/15/2030	1,005,000	973,628
Tenet Healthcare Corp 5.5% 11/15/2032 (d)	1,935,000	1,930,065
Tenet Healthcare Corp 6.125% 10/1/2028 (n)	2,291,000	2,296,771
Tenet Healthcare Corp 6.125% 6/15/2030	2,820,000	2,835,738
Tenet Healthcare Corp 6.75% 5/15/2031	390,000	400,751
US Acute Care Solutions LLC 9.75% 5/15/2029 (d)	2,065,000	1,951,502
		51,782,516
Health Care Technology - 0.4%
IQVIA Inc 6.25% 6/1/2032 (d)	3,475,000	3,538,927
IQVIA Inc 6.5% 5/15/2030 (d)	2,720,000	2,776,018
		6,314,945
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International Inc 3.75% 3/15/2029 (d)	1,195,000	1,142,741
Charles River Laboratories International Inc 4% 3/15/2031 (d)	465,000	434,140
		1,576,881
Pharmaceuticals - 0.9%
1261229 BC Ltd 10% 4/15/2032 (d)	7,761,000	8,015,390
Jazz Securities DAC 4.375% 1/15/2029 (d)	1,455,000	1,422,973
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (d)	745,000	735,305
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (d)	3,285,000	3,264,131
Organon & Co / Organon Foreign Debt Co-Issuer BV 6.75% 5/15/2034 (d)	610,000	643,149
		14,080,948
TOTAL HEALTH CARE		89,322,442
Industrials - 8.7%
Aerospace & Defense - 2.0%
ATI Inc 4.875% 10/1/2029	1,440,000	1,430,287
ATI Inc 5.875% 12/1/2027	1,230,000	1,231,269
BWX Technologies Inc 4.125% 6/30/2028 (d)(n)	3,247,000	3,194,440
Carpenter Technology Corp 5.625% 3/1/2034 (d)	2,055,000	2,056,237
Moog Inc 5.5% 10/15/2034 (d)	770,000	770,687
TransDigm Inc 6% 1/15/2033 (d)	4,265,000	4,305,772
TransDigm Inc 6.125% 7/31/2034 (d)	2,685,000	2,687,953
TransDigm Inc 6.25% 1/31/2034 (d)(n)	485,000	495,964
TransDigm Inc 6.375% 3/1/2029 (d)	6,800,000	6,935,695
TransDigm Inc 6.375% 5/31/2033 (d)	5,150,000	5,189,598
TransDigm Inc 6.75% 1/31/2034 (d)(n)	2,495,000	2,563,104
TransDigm Inc 6.75% 8/15/2028 (d)	1,630,000	1,650,375
		32,511,381
Air Freight & Logistics - 0.1%
Rand Parent LLC 8.5% 2/15/2030 (d)	1,530,000	1,589,286
Building Products - 0.9%
Advanced Drainage Systems Inc 5.375% 3/1/2034 (d)(n)	1,605,000	1,582,313
Advanced Drainage Systems Inc 6.375% 6/15/2030 (d)	1,375,000	1,394,743
Builders FirstSource Inc 4.25% 2/1/2032 (d)	2,210,000	2,050,078
Builders FirstSource Inc 6.75% 5/15/2035 (d)	2,700,000	2,726,673
Camelot Return Merger Sub Inc 8.75% 8/1/2028 (d)	4,500,000	2,868,666
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.625% 12/15/2030 (d)	3,300,000	3,378,471
MIWD Holdco II LLC / MIWD Finance Corp 5.5% 2/1/2030 (d)(n)	1,060,000	977,919
		14,978,863
Commercial Services & Supplies - 2.5%
Allied Universal Holdco LLC / Allied Universal Finance Corp 6.875% 6/15/2030 (d)	1,225,000	1,260,343
Allied Universal Holdco LLC 7.875% 2/15/2031 (d)	755,000	791,898
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl 4.625% 6/1/2028 (d)	2,190,000	2,157,253
Artera Services LLC 8.5% 2/15/2031 (d)	9,245,000	7,961,884
Brand Industrial Services Inc 10.375% 8/1/2030 (d)	3,230,000	2,973,570
Clean Harbors Inc 5.75% 10/15/2033 (d)	745,000	751,917
Clean Harbors Inc 6.375% 2/1/2031 (d)	1,635,000	1,664,002
CoreCivic Inc 4.75% 10/15/2027	3,661,000	3,634,409
CoreCivic Inc 8.25% 4/15/2029	1,365,000	1,421,985
GEO Group Inc/The 10.25% 4/15/2031	2,950,000	3,166,098
GEO Group Inc/The 8.625% 4/15/2029	1,375,000	1,430,580
GFL Environmental Holdings US Inc 5.5% 2/1/2034 (d)	930,000	914,821
GFL Environmental Inc 6.75% 1/15/2031 (d)	930,000	964,209
Madison IAQ LLC 4.125% 6/30/2028 (d)	865,000	852,947
Madison IAQ LLC 5.875% 6/30/2029 (d)	2,465,000	2,458,329
Neptune Bidco US Inc 10.375% 5/15/2031 (d)	780,000	804,937
Neptune Bidco US Inc 9.29% 4/15/2029 (d)(n)	3,855,000	3,898,753
Neptune Bidco US Inc 9.5% 2/15/2033 (d)	1,830,000	1,831,452
Waste Pro USA Inc 7% 2/1/2033 (d)	740,000	753,842
Williams Scotsman Inc 6.625% 4/15/2030 (d)(n)	985,000	1,014,472
		40,707,701
Construction & Engineering - 0.3%
AECOM 6% 8/1/2033 (d)	2,885,000	2,908,551
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (d)	2,325,000	2,330,017
		5,238,568
Electrical Equipment - 0.2%
Sensata Technologies BV 4% 4/15/2029 (d)	643,000	624,445
WESCO Distribution Inc 5.25% 4/15/2031 (d)	1,820,000	1,818,867
WESCO Distribution Inc 5.5% 4/15/2034 (d)	1,575,000	1,570,949
		4,014,261
Ground Transportation - 0.3%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 8.25% 1/15/2030 (d)(n)	275,000	282,359
Genesee & Wyoming Inc 6.25% 4/15/2032 (d)	2,040,000	2,087,926
XPO Inc 6.25% 6/1/2028 (d)	335,000	339,224
XPO Inc 7.125% 2/1/2032 (d)(n)	1,650,000	1,720,656
XPO Inc 7.125% 6/1/2031 (d)(n)	550,000	569,324
		4,999,489
Machinery - 0.5%
Allison Transmission Inc 5.875% 12/1/2033 (d)	1,490,000	1,504,238
Beach Acquisition Bidco LLC 10% 7/15/2033 pay-in-kind (d)(g)	1,760,261	1,936,303
Enpro Inc 6.125% 6/1/2033 (d)	2,090,000	2,129,949
Mueller Water Products Inc 4% 6/15/2029 (d)	1,905,000	1,845,174
		7,415,664
Passenger Airlines - 0.3%
American Airlines Inc 7.25% 2/15/2028 (d)(n)	280,000	283,757
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (d)	2,265,000	2,109,550
United Airlines Holdings Inc 5.375% 3/1/2031	2,335,000	2,301,408
		4,694,715
Professional Services - 0.6%
Amentum Holdings Inc 7.25% 8/1/2032 (d)(n)	3,010,000	3,115,680
CACI International Inc 6.375% 6/15/2033 (d)	2,710,000	2,772,474
ION Platform Finance US Inc / ION Platform Finance SARL 5% 5/1/2028 (d)	620,000	572,601
ION Platform Finance US Inc / ION Platform Finance SARL 5.75% 5/15/2028 (d)	170,000	159,004
Science Applications International Corp 4.875% 4/1/2028 (d)	1,130,000	1,118,770
Science Applications International Corp 5.875% 11/1/2033 (d)(n)	1,565,000	1,543,621
TriNet Group Inc 7.125% 8/15/2031 (d)(n)	1,320,000	1,310,258
		10,592,408
Trading Companies & Distributors - 1.0%
FTAI Aviation Investors LLC 5.875% 4/15/2033 (d)	860,000	855,156
FTAI Aviation Investors LLC 7% 6/15/2032 (d)	680,000	701,921
FTAI Aviation Investors LLC 7.875% 12/1/2030 (d)	1,860,000	1,952,955
Herc Holdings Inc 5.75% 3/15/2031 (d)(n)	1,025,000	1,027,461
Herc Holdings Inc 6% 3/15/2034 (d)(n)	940,000	932,024
Herc Holdings Inc 7% 6/15/2030 (d)(n)	2,045,000	2,127,564
Herc Holdings Inc 7.25% 6/15/2033 (d)(n)	1,975,000	2,068,277
QXO Building Products Inc 6.75% 4/30/2032 (d)	1,425,000	1,453,558
United Rentals North America Inc 5.375% 11/15/2033 (d)	915,000	904,736
United Rentals North America Inc 6% 12/15/2029 (d)	545,000	554,198
United Rentals North America Inc 6.125% 3/15/2034 (d)	3,415,000	3,509,158
		16,087,008
Transportation Infrastructure - 0.0%
GB AIT Buyer Inc 8.75% 4/30/2034 (d)	580,000	583,431
TOTAL INDUSTRIALS		143,412,775
Information Technology - 4.9%
Communications Equipment - 0.0%
Viasat Inc 6.5% 7/15/2028 (d)	1,390,000	1,384,539
Electronic Equipment, Instruments & Components - 0.4%
Coherent Corp 5% 12/15/2029 (d)	2,885,000	2,853,802
Sensata Technologies Inc 3.75% 2/15/2031 (d)	545,000	506,241
Sensata Technologies Inc 6.625% 7/15/2032 (d)(n)	685,000	706,770
TTM Technologies Inc 4% 3/1/2029 (d)	2,950,000	2,853,832
		6,920,645
IT Services - 1.5%
Ahead DB Holdings LLC 6.625% 5/1/2028 (d)	3,705,000	3,667,212
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (d)	3,980,000	3,955,674
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (d)(n)	1,535,000	1,527,275
CoreWeave Inc 9% 2/1/2031 (d)	4,080,000	4,054,131
CoreWeave Inc 9.25% 6/1/2030 (d)	4,615,000	4,673,188
CoreWeave Inc 9.75% 10/1/2031 (d)	3,575,000	3,595,701
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (d)	2,070,000	1,934,410
Go Daddy Operating Co LLC / GD Finance Co Inc 5.25% 12/1/2027 (d)	625,000	623,728
		24,031,319
Semiconductors & Semiconductor Equipment - 0.5%
Entegris Inc 3.625% 5/1/2029 (d)(n)	2,690,000	2,565,662
Entegris Inc 5.95% 6/15/2030 (d)(n)	3,270,000	3,310,221
ON Semiconductor Corp 3.875% 9/1/2028 (d)	1,480,000	1,442,828
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (g)	347,977	283,602
		7,602,313
Software - 2.2%
Cloud Software Group Inc 6.5% 3/31/2029 (d)	3,645,000	3,548,976
Cloud Software Group Inc 9% 9/30/2029 (d)	7,335,000	7,202,128
Elastic NV 4.125% 7/15/2029 (d)	2,200,000	2,088,201
Ellucian Holdings Inc 6.5% 12/1/2029 (d)(n)	3,260,000	3,206,447
Fair Isaac Corp 6% 5/15/2033 (d)(n)	3,050,000	3,007,984
Gen Digital Inc 6.25% 4/1/2033 (d)(n)	1,090,000	1,062,199
Oracle Corp 3.6% 4/1/2040	2,975,000	2,145,245
Oracle Corp 3.8% 11/15/2037	2,120,000	1,676,354
Oracle Corp 5.35% 5/4/2033	1,870,000	1,818,332
Rackspace Finance LLC 3.5% 5/15/2028 (d)	2,262,850	1,114,453
SS&C Technologies Inc 5.5% 9/30/2027 (d)	440,000	439,614
SS&C Technologies Inc 6.5% 6/1/2032 (d)	2,710,000	2,742,067
UKG Inc 6.875% 2/1/2031 (d)	5,635,000	5,484,621
		35,536,621
Technology Hardware, Storage & Peripherals - 0.3%
Seagate Data Storage Technology Pte Ltd 5.75% 12/1/2034 (d)	1,210,000	1,230,804
Seagate Data Storage Technology Pte Ltd 5.875% 7/15/2030 (d)	1,810,000	1,849,290
Seagate Data Storage Technology Pte Ltd 8.25% 12/15/2029 (d)	555,000	580,021
Seagate Data Storage Technology Pte Ltd 8.5% 7/15/2031 (d)	670,000	701,810
		4,361,925
TOTAL INFORMATION TECHNOLOGY		79,837,362
Materials - 5.1%
Chemicals - 2.8%
Advancion Sciences Inc 9.25% 11/1/2026 pay-in-kind (d)(g)	4,692,157	3,765,456
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (d)	2,445,000	2,538,861
Celanese US Holdings LLC 6.5% 4/15/2030 (n)	1,135,000	1,161,019
Celanese US Holdings LLC 6.75% 4/15/2033 (n)	1,018,000	1,048,523
Celanese US Holdings LLC 7% 2/15/2031 (n)	1,850,000	1,924,921
Celanese US Holdings LLC 7.375% 2/15/2034 (n)	1,540,000	1,612,355
Chemours Co/The 4.625% 11/15/2029 (d)(n)	3,310,000	3,174,911
Chemours Co/The 5.75% 11/15/2028 (d)	2,863,000	2,856,646
Chemours Co/The 7.875% 3/15/2034 (d)	1,580,000	1,615,738
CVR Partners LP / CVR Nitrogen Finance Corp 6.125% 6/15/2028 (d)	1,807,000	1,805,781
LSB Industries Inc 6.25% 10/15/2028 (d)	985,000	985,385
Mativ Holdings Inc 8% 10/1/2029 (d)	970,000	938,807
Methanex US Operations Inc 6.25% 3/15/2032 (d)(n)	1,175,000	1,209,129
Olin Corp 6.625% 4/1/2033 (d)(n)	1,095,000	1,084,759
Olympus Water US Holding Corp 4.25% 10/1/2028 (d)	590,000	573,855
Olympus Water US Holding Corp 6.25% 10/1/2029 (d)	320,000	312,779
Olympus Water US Holding Corp 6.75% 8/1/2032 (d)(n)	2,315,000	2,243,874
Olympus Water US Holding Corp 7.25% 2/15/2033 (d)(n)	2,985,000	2,917,667
Olympus Water US Holding Corp 7.25% 6/15/2031 (d)(n)	760,000	764,506
Scih Salt Hldgs Inc 4.875% 5/1/2028 (d)(n)	2,720,000	2,693,359
Scih Salt Hldgs Inc 6.625% 5/1/2029 (d)	2,410,000	2,392,190
WR Grace Holdings LLC 5.625% 8/15/2029 (d)	4,580,000	4,369,771
WR Grace Holdings LLC 6.625% 8/15/2032 (d)	1,455,000	1,444,197
WR Grace Holdings LLC 7% 8/1/2033 (d)	1,045,000	1,038,040
WR Grace Holdings LLC 7.375% 3/1/2031 (d)	440,000	444,576
		44,917,105
Construction Materials - 0.4%
Quikrete Holdings Inc 6.375% 3/1/2032 (d)	2,740,000	2,783,232
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (d)	2,100,000	2,198,830
VM Consolidated Inc 5.5% 4/15/2029 (d)	1,120,000	1,097,948
		6,080,010
Containers & Packaging - 1.3%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (d)	4,725,000	4,422,195
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.25% 1/30/2031 (d)	1,125,000	1,132,656
Ball Corp 2.875% 8/15/2030	545,000	495,744
Ball Corp 3.125% 9/15/2031	1,095,000	992,851
Ball Corp 5.5% 9/15/2033 (n)	2,180,000	2,185,797
Ball Corp 6% 6/15/2029 (n)	710,000	722,314
Clydesdale Acquisition Holdings Inc 6.625% 4/15/2029 (d)(n)	2,350,000	2,313,039
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (d)	1,585,000	1,491,195
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (d)(n)	3,045,000	2,762,808
Crown Americas LLC 5.875% 6/1/2033	2,785,000	2,805,253
Graphic Packaging International LLC 3.75% 2/1/2030 (d)(n)	610,000	569,742
Graphic Packaging International LLC 6.375% 7/15/2032 (d)(n)	1,880,000	1,876,310
		21,769,904
Metals & Mining - 0.6%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (d)	530,000	545,410
Alumina Pty Ltd 6.375% 9/15/2032 (d)	4,205,000	4,323,417
Cleveland-Cliffs Inc 6.875% 11/1/2029 (d)(n)	730,000	743,895
Cleveland-Cliffs Inc 7% 3/15/2032 (d)	320,000	319,801
Cleveland-Cliffs Inc 7.375% 5/1/2033 (d)(n)	730,000	737,759
Cleveland-Cliffs Inc 7.625% 1/15/2034 (d)(n)	740,000	747,499
Commercial Metals Co 3.875% 2/15/2031	655,000	608,780
Commercial Metals Co 4.125% 1/15/2030	1,140,000	1,094,602
Commercial Metals Co 5.75% 11/15/2033 (d)	745,000	746,246
Kaiser Aluminum Corp 5.875% 3/1/2034 (d)(n)	745,000	746,165
		10,613,574
TOTAL MATERIALS		83,380,593
Real Estate - 1.9%
Diversified REITs - 0.6%
GLP Capital LP / GLP Financing II Inc 5.625% 3/1/2036	3,150,000	3,095,721
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (d)	655,000	632,894
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (d)	4,091,000	4,019,473
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 8.625% 6/15/2032 (d)	1,250,000	1,308,256
Vornado Realty LP 3.4% 6/1/2031 (n)	1,595,000	1,449,624
		10,505,968
Health Care REITs - 0.3%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (d)	2,070,000	2,016,702
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	3,265,000	3,183,362
		5,200,064
Hotel & Resort REITs - 0.3%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875% 5/15/2029 (d)	1,470,000	1,429,931
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (d)(n)	540,000	551,303
RHP Hotel Properties LP / RHP Finance Corp 5.75% 3/15/2034 (d)	1,390,000	1,381,671
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (d)(n)	1,510,000	1,555,320
		4,918,225
Real Estate Management & Development - 0.4%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (d)	730,000	779,547
Howard Hughes Corp/The 4.125% 2/1/2029 (d)	945,000	909,895
Howard Hughes Corp/The 4.375% 2/1/2031 (d)	925,000	866,120
Kennedy-Wilson Inc 4.75% 2/1/2030	1,595,000	1,568,970
Taylor Morrison Communities Inc 5.125% 8/1/2030 (d)(n)	1,010,000	1,005,915
Taylor Morrison Communities Inc 5.75% 11/15/2032 (d)(n)	780,000	788,331
		5,918,778
Specialized REITs - 0.3%
Iron Mountain Inc 4.5% 2/15/2031 (d)	545,000	523,732
Iron Mountain Inc 6.25% 1/15/2033 (d)(n)	600,000	609,292
Millrose Properties Inc 6.375% 8/1/2030 (d)	1,740,000	1,762,209
SBA Communications Corp 3.125% 2/1/2029	2,250,000	2,165,967
		5,061,200
TOTAL REAL ESTATE		31,604,235
Utilities - 4.3%
Electric Utilities - 3.6%
American Electric Power Co Inc 5.8% 3/15/2056 (g)	1,515,000	1,506,498
American Electric Power Co Inc 6.05% 3/15/2056 (g)	1,515,000	1,510,180
Clearway Energy Operating LLC 3.75% 1/15/2032 (d)	280,000	258,159
Clearway Energy Operating LLC 3.75% 2/15/2031 (d)	2,580,000	2,414,300
Clearway Energy Operating LLC 5.75% 1/15/2034 (d)	1,555,000	1,555,392
Edison International 7.875% 6/15/2054 (g)	1,415,000	1,459,629
Edison International 8.125% 6/15/2053 (g)	415,000	425,762
Eversource Energy 6.1% 8/15/2056 (g)	1,265,000	1,259,872
Eversource Energy 6.35% 8/15/2056 (g)	1,105,000	1,104,505
Hawaiian Electric Co Inc 6% 10/1/2033 (d)(n)	1,080,000	1,083,604
NRG Energy Inc 3.375% 2/15/2029 (d)	2,360,000	2,254,666
NRG Energy Inc 3.625% 2/15/2031 (d)	790,000	733,860
NRG Energy Inc 5.25% 6/15/2029 (d)	2,565,000	2,555,479
NRG Energy Inc 5.75% 1/15/2034 (d)	2,240,000	2,223,452
NRG Energy Inc 5.75% 7/15/2029 (d)	1,390,000	1,389,366
NRG Energy Inc 5.875% 5/15/2034 (d)	865,000	861,888
NRG Energy Inc 6% 1/15/2036 (d)	3,730,000	3,704,475
NRG Energy Inc 6.125% 5/15/2036 (d)	925,000	921,505
NRG Energy Inc 6.25% 11/1/2034 (d)	1,660,000	1,679,306
PG&E Corp 6.85% 9/15/2056 (g)(n)	2,452,000	2,451,509
PG&E Corp 7.375% 3/15/2055 (g)	5,636,000	5,796,947
Sierra Pacific Power Co 6.2% 12/15/2055 (g)(n)	2,960,000	2,911,010
Sierra Pacific Power Co 6.375% 9/15/2056 (g)	2,695,000	2,683,986
Vistra Operations Co LLC 5% 4/30/2031 (d)	558,000	556,413
Vistra Operations Co LLC 5% 7/31/2027 (d)	2,849,000	2,848,491
Vistra Operations Co LLC 5.25% 4/30/2033 (d)	592,000	589,899
Vistra Operations Co LLC 6.875% 4/15/2032 (d)(n)	2,660,000	2,776,968
Vistra Operations Co LLC 7.75% 10/15/2031 (d)	2,445,000	2,564,145
Xcel Energy Inc 5.75% 12/3/2056 (g)(n)	3,155,000	3,120,343
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (d)(n)	965,000	1,003,535
XPLR Infrastructure Operating Partners LP 7.75% 4/15/2034 (d)	1,730,000	1,813,302
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (d)(n)	815,000	870,881
		58,889,327
Independent Power and Renewable Electricity Producers - 0.6%
Alpha Generation LLC 6.25% 1/15/2034 (d)	2,240,000	2,224,689
Alpha Generation LLC 6.75% 10/15/2032 (d)	3,000,000	3,072,618
Sunnova Energy Corp 5.875% (c)(d)(j)	3,885,000	9,713
Talen Energy Supply LLC 6.25% 2/1/2034 (d)	2,240,000	2,223,282
Talen Energy Supply LLC 6.5% 2/1/2036 (d)	1,750,000	1,756,627
		9,286,929
Multi-Utilities - 0.1%
Sempra 6.375% 4/1/2056 (g)	2,920,000	2,953,323
TOTAL UTILITIES		71,129,579
TOTAL UNITED STATES		1,088,752,827
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd 6.375% 2/15/2036 (d)	1,505,000	1,477,760
First Quantum Minerals Ltd 7.25% 2/15/2034 (d)	810,000	835,061
First Quantum Minerals Ltd 8% 3/1/2033 (d)	1,260,000	1,321,299
First Quantum Minerals Ltd 8.625% 6/1/2031 (d)	1,180,000	1,228,699

TOTAL ZAMBIA		4,862,819
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $1,232,434,842)		1,237,538,382

Non-Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Financials - 0.0%
Financial Services - 0.0%
Compass Diversified Holdings Series C, 7.875%	1,778	38,440
Information Technology - 0.1%
Software - 0.1%
Strategy Inc 11.5% (k)	16,034	1,599,392
Strategy Inc Series A, 10%	19,614	1,980,033
TOTAL INFORMATION TECHNOLOGY		3,579,425
TOTAL UNITED STATES		3,617,865
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $3,368,287)		3,617,865

Preferred Securities - 4.6%
	Principal Amount (a)	Value ($)
FRANCE - 0.4%
Financials - 0.4%
Banks - 0.4%
BNP Paribas SA 6.875% (d)(g)(m)	1,850,000	1,885,335
BNP Paribas SA 7.2% (d)(g)(m)	2,065,000	2,082,980
BNP Paribas SA 7.45% (d)(g)(m)	2,000,000	2,123,018

TOTAL FRANCE		6,091,333
UNITED KINGDOM - 0.5%
Financials - 0.5%
Banks - 0.5%
Barclays PLC 7.625% (g)(m)	2,135,000	2,269,480
HSBC Holdings PLC 6.75% (g)(m)	1,575,000	1,606,226
HSBC Holdings PLC 7% (g)(m)	1,260,000	1,294,805
HSBC Holdings PLC 7.05% (g)(m)	2,780,000	2,934,149

TOTAL UNITED KINGDOM		8,104,660
UNITED STATES - 3.7%
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Energy Transfer LP Series G, 7.125% (g)(m)	3,520,000	3,729,471
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.0241% (g)(h)(m)	4,010,000	4,075,200
Sunoco LP 7.875% (d)(g)(m)	4,720,000	4,932,267
TOTAL ENERGY		12,736,938
Financials - 2.8%
Banks - 1.9%
Bank of America Corp 5.875% (g)(m)(n)	2,195,000	2,218,508
Bank of America Corp 6.25% (g)(m)	3,760,000	3,803,351
Citigroup Inc 6.5% (g)(m)	3,140,000	3,202,205
Citigroup Inc 6.625% (g)(m)	3,540,000	3,675,303
Citigroup Inc 6.75% (g)(m)	1,135,000	1,158,007
Citigroup Inc 6.875% (g)(m)	4,325,000	4,453,824
Citigroup Inc 6.95% (g)(m)	700,000	722,638
Citigroup Inc 7.125% (g)(m)	1,705,000	1,755,551
JPMorgan Chase & Co 6.1% (g)(m)	3,970,000	3,970,000
JPMorgan Chase & Co 6.5% (g)(m)	2,785,000	2,873,875
Wells Fargo & Co 6.125% (g)(m)	2,670,000	2,698,793
Wells Fargo & Co 7.625% (g)(m)(n)	615,000	651,751
		31,183,806
Capital Markets - 0.3%
Bank of New York Mellon Corp/The 5.625% (g)(m)(n)	1,900,000	1,895,172
Charles Schwab Corp/The 4% (g)(m)(n)	1,405,000	1,318,679
Goldman Sachs Group Inc/The 6.125% (g)(m)(n)	720,000	746,331
Goldman Sachs Group Inc/The 6.85% (g)(m)	2,520,000	2,634,305
		6,594,487
Consumer Finance - 0.6%
Ally Financial Inc 4.7% (g)(m)(n)	5,230,000	5,266,928
Ally Financial Inc 4.7% (g)(m)(n)	1,785,000	1,734,532
Ally Financial Inc 5 year U.S. Treasury Index + 0%, 7.1% (g)(h)(m)	2,125,000	2,123,327
		9,124,787
TOTAL FINANCIALS		46,903,080
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Aircastle Ltd 5.25% (d)(g)(m)	225,000	226,083
Sumisho Air Lease Corp 4.125% (g)(m)	1,070,000	1,061,348
TOTAL INDUSTRIALS		1,287,431
TOTAL UNITED STATES		60,927,449
TOTAL PREFERRED SECURITIES (Cost $71,508,945)		75,123,442

U.S. Treasury Obligations - 0.3%
	Yield (%) (r)	Principal Amount (a)	Value ($)
US Treasury Notes 4% 2/15/2034 (Cost $4,680,180)	4.00	4,680,000	4,597,003

Money Market Funds - 11.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (s)	3.69	64,903,078	64,916,059
Fidelity Securities Lending Cash Central Fund (s)(t)	3.69	130,235,885	130,248,909
TOTAL MONEY MARKET FUNDS (Cost $195,164,967)			195,164,968

TOTAL INVESTMENT IN SECURITIES - 105.6% (Cost $1,721,186,145)	1,738,029,751
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(92,230,962)
NET ASSETS - 100.0%	1,645,798,789

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Interest Rate Contracts
CBOT 5Y US Treasury Notes Contracts (United States)	83	6/2026	8,950,383	(135,158)

The notional amount of long futures as a percentage of Net Assets is 0.5%.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Level 3 security.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,071,370,921 or 65.1% of net assets.

(e)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $634,132 or 0.0% of net assets.

(f)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(g)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(j)	Non-income producing - Security is in default.
(k)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(l)	Zero coupon bond which is issued at a discount.
(m)	Security is perpetual in nature with no stated maturity date.
(n)	Security or a portion of the security is on loan at period end.
(o)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,404,672 or 1.2% of net assets.

(p)	Affiliated fund.
(q)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(r)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(s)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(t)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Company LLC	4/15/2022 - 4/2/2026	21,098,428

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	41,151,050	494,577,457	470,813,580	1,742,941	1,131	1	64,916,059	64,903,078	0.1%
Fidelity Securities Lending Cash Central Fund	116,780,015	550,118,730	536,650,990	273,688	1,154	-	130,248,909	130,235,885	0.4%
Total	157,931,065	1,044,696,187	1,007,464,570	2,016,629	2,285	1	195,164,968

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	20,655,268	2,817,252	2,595,269	2,394,955	(158,604)	108,322	20,404,672	2,178,474
	20,655,268	2,817,252	2,595,269	2,394,955	(158,604)	108,322	20,404,672

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	20,404,672	-	20,404,672	-

Asset-Backed Securities	3,764,175	-	3,764,175	-

Bank Loan Obligations
Communication Services	18,433,606	-	18,433,606	-
Consumer Discretionary	31,309,027	-	31,309,027	-
Consumer Staples	2,155,990	-	2,155,990	-
Energy	11,340,913	-	10,479,145	861,768
Financials	11,941,245	-	10,926,495	1,014,750
Health Care	11,404,183	-	10,875,488	528,695
Industrials	9,277,242	-	9,277,242	-
Information Technology	12,566,069	-	12,566,069	-
Materials	34,228,853	-	34,228,853	-
Utilities	3,364,346	-	3,364,346	-

Commercial Mortgage Securities	2,551,480	-	2,551,480	-

Common Stocks
Communication Services	2,066,932	-	-	2,066,932
Consumer Staples	10	-	-	10
Energy	5,564,123	-	-	5,564,123
Health Care	2,352,066	1,318,389	-	1,033,677
Information Technology	2,403,800	756,075	-	1,647,725
Materials	4,246	4,246	-	-

Convertible Corporate Bonds
Communication Services	3,562,390	-	3,562,390	-
Financials	4,708,944	-	4,708,944	-
Industrials	1,431,503	-	1,431,503	-
Information Technology	18,123,592	-	18,123,592	-
Real Estate	1,611,130	-	1,611,130	-
Utilities	1,014,254	-	1,014,254	-

Convertible Preferred Stocks
Consumer Discretionary	1,583,301	-	1,583,301	-
Financials	4,094,031	-	1,510,801	2,583,230
Information Technology	725,968	-	725,968	-

Non-Convertible Corporate Bonds
Communication Services	166,940,772	-	166,940,772	-
Consumer Discretionary	168,659,714	-	168,659,714	-
Consumer Staples	41,143,917	-	41,143,917	-
Energy	168,140,525	-	168,140,525	-
Financials	127,585,508	-	127,585,508	-
Health Care	95,987,605	-	95,987,605	-
Industrials	161,847,719	-	161,847,719	-
Information Technology	82,484,875	-	82,484,875	-
Materials	111,958,666	-	111,958,666	-
Real Estate	31,604,235	-	31,604,235	-
Utilities	81,184,846	-	81,175,133	9,713

Non-Convertible Preferred Stocks
Financials	38,440	38,440	-	-
Information Technology	3,579,425	3,579,425	-	-

Preferred Securities
Energy	12,736,938	-	12,736,938	-
Financials	61,099,073	-	61,099,073	-
Industrials	1,287,431	-	1,287,431	-

U.S. Treasury Obligations	4,597,003	-	4,597,003	-

Money Market Funds	195,164,968	195,164,968	-	-
Total Investments in Securities:	1,738,029,751	200,861,543	1,521,857,585	15,310,623
Derivative Instruments:

Liabilities
Futures Contracts	(135,158)	(135,158)	-	-
Total Liabilities	(135,158)	(135,158)	-	-
Total Derivative Instruments:	(135,158)	(135,158)	-	-
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2026 ($)
Bank Loan Obligations	3,308,239	81,235	2,401,526	2,589,964	(6,006,327)	30,576	-	-	2,405,213	(210,713)
Common Stocks	16,099,134	17,803,923	(5,462,231)	5,079,000	(23,207,359)	-	-	-	10,312,467	(5,455,642)
Convertible Preferred Stocks	-	-	455,136	2,128,094	-	-	-	-	2,583,230	455,136
Non-Convertible Corporate Bonds	2,470,950	(604,773)	(665,440)	9,789	(2,606,760)	(32,553)	1,438,500	-	9,713	(666,395)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2026. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	-	(135,158)
Total Interest Rate Risk	-	(135,158)
Total Value of Derivatives	-	(135,158)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $155,769,775) - See accompanying schedule:
Unaffiliated issuers (cost $1,504,922,750)	$1,522,460,111
Fidelity Central Funds (cost $195,164,967)	195,164,968
Other affiliated issuers (cost $21,098,428)	20,404,672

Total Investment in Securities (cost $1,721,186,145)		$1,738,029,751
Segregated cash with brokers for derivative instruments		126,250
Cash		425,295
Receivable for investments sold		4,109,146
Receivable for fund shares sold		48,275,989
Interest receivable		20,641,011
Distributions receivable from Fidelity Central Funds		216,066
Receivable for variation margin on futures contracts		14,266
Receivable from investment adviser for expense reductions		12,523
Other receivables		21
Total assets		1,811,850,318
Liabilities
Payable for investments purchased
Regular delivery	$30,992,242
Delayed delivery	4,744,150
Payable for fund shares redeemed	65,443
Other payables and accrued expenses	1,939
Collateral on securities loaned	130,247,755
Total liabilities		166,051,529
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$1,645,798,789
Net Assets consist of:
Paid in capital		$2,017,528,399
Total accumulated earnings (loss)		(371,729,610)
Net Assets		$1,645,798,789
Net Asset Value, offering price and redemption price per share ($1,645,798,789 ÷ 184,134,434 shares)		$8.94
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends:
Unaffiliated issuers		$2,734,703
Affiliated issuers		2,299,591
Interest		99,379,773
Income from Fidelity Central Funds (including $273,688 from security lending)		2,016,629
Security lending		450
Payment from investment adviser		155,620
Total income		106,586,766
Expenses
Custodian fees and expenses	$20,711
Independent trustees' fees and expenses	4,973
Legal	6,446
Total expenses before reductions	32,130
Expense reductions	(20,088)
Total expenses after reductions		12,042
Net Investment income (loss)		106,574,724
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	19,516,508
Fidelity Central Funds	2,285
Other affiliated issuers	(158,604)
Foreign currency transactions	(1,391)
Futures contracts	87,139
Capital gain distributions from underlying funds:
Affiliated issuers	95,364
Total net realized gain (loss)		19,541,301
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	52,520,027
Fidelity Central Funds	1
Other affiliated issuers	108,322
Assets and liabilities in foreign currencies	(377)
Futures contracts	(135,158)
Total change in net unrealized appreciation (depreciation)		52,492,815
Net gain (loss)		72,034,116
Net increase (decrease) in net assets resulting from operations		$178,608,840
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,574,724	$101,200,882
Net realized gain (loss)	19,541,301	(16,023,062)
Change in net unrealized appreciation (depreciation)	52,492,815	36,111,565
Net increase (decrease) in net assets resulting from operations	178,608,840	121,289,385
Distributions to shareholders	(106,220,124)	(94,299,693)

Share transactions
Proceeds from sales of shares	228,474,099	248,393,417
Reinvestment of distributions	106,216,117	94,284,692
Cost of shares redeemed	(142,058,400)	(338,088,119)

Net increase (decrease) in net assets resulting from share transactions	192,631,816	4,589,990
Total increase (decrease) in net assets	265,020,532	31,579,682

Net Assets
Beginning of period	1,380,778,257	1,349,198,575
End of period	$1,645,798,789	$1,380,778,257

Other Information
Shares
Sold	25,714,957	28,727,843
Issued in reinvestment of distributions	11,976,254	10,966,489
Redeemed	(16,034,609)	(39,121,863)
Net increase (decrease)	21,656,602	572,469

Financial Highlights
Fidelity® Series High Income Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.50	$8.33	$8.24	$8.74	$9.44
Income from Investment Operations
Net investment income (loss) A,B	.628	.618	.562	.536	.510
Net realized and unrealized gain (loss)	.438	.127	.060	(.516)	(.699)
Total from investment operations	1.066	.745	.622	.020	(.189)
Distributions from net investment income	(.626)	(.575)	(.532)	(.520)	(.511)
Total distributions	(.626)	(.575)	(.532)	(.520)	(.511)
Net asset value, end of period	$8.94	$8.50	$8.33	$8.24	$8.74
Total Return C	12.85%	9.08%	7.82%	.41%	(2.24)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	-% F	-% F	.04%	.02%
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions, if any F	-%	-%	-%	-%	-%
Net investment income (loss)	7.10%	7.20%	6.83%	6.49%	5.42%
Supplemental Data
Net assets, end of period (000 omitted)	$1,645,799	$1,380,778	$1,349,199	$1,200,069	$1,474,882
Portfolio turnover rate G	73%	43%	28%	34%	49%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is an affiliated limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2026 was 9.59%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The investment adviser has contractually agreed to reimburse the Fund with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2027 as presented in the Statement of Operations in payment from investment adviser.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, foreign currency transactions, futures transactions, defaulted bonds, passive foreign investment companies (PFIC), market discount, certain conversion ratio adjustments, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$57,672,483
Gross unrealized depreciation	(27,056,703)
Net unrealized appreciation (depreciation)	$30,615,780
Tax Cost	$1,707,413,971

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,663,888
Capital loss carryforward	$(404,009,277)
Net unrealized appreciation (depreciation) on securities and other investments	$30,615,780

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(24,127,531)
Long-term	(379,881,746)
Total capital loss carryforward	$(404,009,277)

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$106,220,124	$ 94,299,693

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Series High Income Fund	Fidelity Private Credit Company LLC	1,700,009	-

5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made or as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series High Income Fund	1,199,439,609	1,055,949,303

7. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series High Income Fund	293

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series High Income Fund	498,420	2,481,066	571,759

8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.
9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series High Income Fund	27,969	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Series High Income Fund	31,112,138
10. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $20,088.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Series High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 12, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.64% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $106,220,124 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.924270.115
FSH-ANN-0626
Fidelity® High Income Fund

Annual Report
April 30, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® High Income Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Asset-Backed Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Hilton Grand Vacations Trust Series 2025-3EXT Class D, 7.38% 10/25/2044 (f) (Cost $432,336)	432,454	433,797

Bank Loan Obligations - 8.4%
	Principal Amount (a)	Value ($)
COLOMBIA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Canacol Energy Ltd Tranche DIP 1LN, term loan CME Term SOFR 3 month Index + 9%, 15% 6/30/2026 (b)(h)(i)(j)	2,260,563	2,260,563
FINLAND - 0.0%
Materials - 0.0%
Paper & Forest Products - 0.0%
Ahlstrom Holding 3 Oy Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2112% 5/23/2030 (h)(i)(j)	858,929	846,199
FRANCE - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Altice France SA Tranche B13 1LN, term loan CME Term SOFR 1 month Index + 5.375%, 9.0481% 5/14/2029 (h)(i)(j)	415,354	417,430
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 6.875%, 10.5481% 5/31/2031 (h)(i)(j)	3,439,967	3,500,820

TOTAL FRANCE		3,918,250
LUXEMBOURG - 0.0%
Communication Services - 0.0%
Media - 0.0%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.6731% 10/31/2027 (h)(i)(j)	258,000	195,987
NETHERLANDS - 0.1%
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.9612% 8/30/2028 (h)(i)(j)	5,212,591	2,215,351
SWITZERLAND - 0.2%
Materials - 0.2%
Chemicals - 0.2%
Consolidated Energy Finance SA 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 11/15/2030 (h)(i)(j)	1,845,000	1,762,750
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1634% 11/15/2030 (h)(i)(j)	3,001,752	2,882,163

TOTAL SWITZERLAND		4,644,913
UNITED KINGDOM - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
EG America LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 2/10/2031 (h)(i)(j)	2,220,000	2,220,000
UNITED STATES - 7.8%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.2%
Connect Holding II LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6523% 10/3/2031 (h)(i)(j)	777,601	648,410
Connect Holding II LLC Tranche B-DD 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 7.9043% 4/3/2031 (h)(i)(j)	6,565,000	6,254,410
		6,902,820
Entertainment - 0.1%
OAK-Eagle Acquireco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 0% 3/24/2033 (h)(i)(j)(k)	2,685,000	2,685,671
Media - 0.1%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.2996% 6/18/2029 (h)(i)(j)	3,288,015	3,084,158
TOTAL COMMUNICATION SERVICES		12,672,649
Consumer Discretionary - 2.1%
Distributors - 0.2%
BCPE Empire Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 12/29/2032 (h)(i)(j)	6,070,000	6,056,707
Diversified Consumer Services - 0.1%
TKC Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.168% 8/19/2030 (h)(i)(j)	3,380,000	3,358,874
Hotels, Restaurants & Leisure - 1.1%
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 10/31/2031 (h)(i)(j)	5,482,774	5,071,566
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9612% 6/1/2028 (h)(i)(j)	7,017,421	6,678,269
Sizzling Platter LLC 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6522% 7/2/2032 (h)(i)(j)	4,992,162	4,330,701
Sizzling Platter LLC Tranche DD 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 5% 7/2/2032 (h)(i)(j)(m)	212,838	184,637
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 12/30/2026 (h)(i)(j)	14,256,768	13,650,855
United PF Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 8.5%, 12.425% 12/30/2026 (h)(i)(j)	1,417,593	1,353,801
		31,269,829
Household Durables - 0.4%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0022% 6/29/2028 (h)(i)(j)	6,888,322	6,212,784
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4418% 10/1/2032 (h)(i)(j)	6,069,000	5,904,955
		12,117,739
Specialty Retail - 0.3%
Champions Financing Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 0% 2/23/2029 (h)(i)(j)(k)	3,216,000	3,056,808
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6523% 6/6/2031 (h)(i)(j)	2,495,702	2,212,864
Michaels Cos Inc/The 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.668% 2/22/2033 (h)(i)(j)	1,835,000	1,813,971
Staples Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 9.4136% 9/4/2029 (h)(i)(j)	915,177	855,123
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 4/18/2031 (h)(i)(j)(k)	2,150,000	2,131,188
		10,069,954
TOTAL CONSUMER DISCRETIONARY		62,873,103
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6996% 9/20/2030 (h)(i)(j)	3,004,900	2,919,772
Food Products - 0.0%
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 8.15%, 0% (b)(h)(i)(j)(l)	80,433	0
Del Monte Foods Corp II Inc Tranche FLFO B 1LN, term loan CME Term SOFR 3 month Index + 8%, 0% (b)(h)(i)(j)(l)	23,259	0
Del Monte Foods Corp II Inc Tranche TLB DIP ROLLUP, term loan CME Term SOFR 3 month Index + 9.5%, 0% (b)(h)(i)(j)(l)	173,341	65,649
		65,649
TOTAL CONSUMER STAPLES		2,985,421
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (h)(i)(j)(l)	30,192,931	19,433,680
Financials - 0.3%
Financial Services - 0.1%
Vci Asset Holdings 3 LLC Tranche TL, term loan 6.875% 4/15/2031 (b)(h)	1,925,000	1,905,750
Insurance - 0.2%
Asurion LLC Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4134% 2/23/2033 (h)(i)(j)	7,160,000	7,037,707
TOTAL FINANCIALS		8,943,457
Health Care - 0.7%
Health Care Providers & Services - 0.1%
Cano Health LLC Tranche INITIAL EXCHANGE TERM LOANS 1LN, term loan CME Term SOFR 3 month Index + 10%, 13.6996% 6/28/2029 (b)(h)(i)(j)	1,925,369	1,347,758
ModivCare Inc Tranche EXIT 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.7007% 12/29/2030 (h)(i)(j)	851,258	753,363
Team Public Choices LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 8.9496% 3/31/2033 (h)(i)(j)	1,570,000	1,514,391
		3,615,512
Pharmaceuticals - 0.6%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9022% 10/8/2030 (h)(i)(j)	16,695,864	16,232,554
TOTAL HEALTH CARE		19,848,066
Industrials - 1.2%
Aerospace & Defense - 0.0%
TransDigm Inc Tranche N 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 2/13/2033 (h)(i)(j)	505,000	505,727
Building Products - 0.2%
Cornerstone Building Brands Inc 1LN, term loan CME Term SOFR 1 month Index + 5.625%, 9.299% 8/1/2028 (h)(i)(j)	674,769	412,453
Cornerstone Building Brands Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.024% 4/12/2028 (h)(i)(j)	10,806,943	6,624,115
		7,036,568
Commercial Services & Supplies - 1.0%
Artera Services LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1522% 2/15/2031 (h)(i)(j)	4,360,278	3,721,672
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1636% 8/1/2030 (h)(i)(j)	4,732,450	4,093,096
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.9277% 9/4/2030 (h)(i)(j)	20,718,060	14,336,899
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.7687% 2/3/2033 (h)(i)(j)	6,205,000	6,070,041
		28,221,708
Transportation Infrastructure - 0.0%
GB AIT Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/22/2033 (h)(i)(j)(k)	1,210,000	1,211,004
TOTAL INDUSTRIALS		36,975,007
Information Technology - 0.2%
IT Services - 0.2%
Constant Contact Inc 2LN, term loan CME Term SOFR 3 month Index + 7.5%, 11.4347% 2/12/2029 (h)(i)(j)	379,000	309,158
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9347% 2/10/2028 (h)(i)(j)	5,131,877	4,799,229
TOTAL INFORMATION TECHNOLOGY		5,108,387
Materials - 2.1%
Chemicals - 2.1%
Advancion Holdings LLC 2LN, term loan CME Term SOFR 3 month Index + 7.75%, 11.5227% 11/24/2028 (h)(i)(j)	3,965,000	3,092,700
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7727% 11/24/2027 (h)(i)(j)	11,051,423	10,056,795
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.7667% 6/9/2028 (h)(i)(j)	957,385	857,884
Discovery Purchaser Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.4136% 10/4/2029 (h)(i)(j)	9,731,575	9,629,393
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 7.7246% 7/3/2028 (h)(i)(j)	10,668,993	9,855,482
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6523% 3/15/2029 (h)(i)(j)	9,307,700	9,009,854
Hexion Inc 2LN, term loan CME Term SOFR 1 month Index + 7.4375%, 11.1897% 3/15/2030 (h)(i)(j)	2,556,765	2,349,028
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 8/25/2031 (h)(i)(j)	7,596,446	7,491,995
Mativ Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1522% 4/4/2033 (h)(i)(j)	4,590,000	4,544,100
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1788% 9/30/2031 (h)(i)(j)	5,889,360	4,987,051
TOTAL MATERIALS		61,874,282
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Clean Energy Future-Trumbull LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 0% 4/22/2033 (h)(i)(j)(k)	200,000	200,250
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.1727% 3/29/2030 (h)(i)(j)	4,506,694	4,532,968
TOTAL UTILITIES		4,733,218
TOTAL UNITED STATES		235,447,270
TOTAL BANK LOAN OBLIGATIONS (Cost $264,094,217)		251,748,533

Common Stocks - 0.8%
	Shares	Value ($)
COLOMBIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Canacol Energy Ltd (b)(c)	121,200	136,516
FRANCE - 0.1%
Communication Services - 0.1%
Media - 0.1%
Altice France Holding SA (b)	225,800	3,392,131
Altice France Holding SA rights (b)(c)(f)(g)	6,157	76,597

TOTAL FRANCE		3,468,728
LUXEMBOURG - 0.0%
Communication Services - 0.0%
Media - 0.0%
SES SA rights (b)(c)	2,308	9,001
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Travelport Finance Luxembourg Sarl (b)(c)	7	6,197
TOTAL LUXEMBOURG		15,198
UNITED STATES - 0.7%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC / New Cotai Capital Corp (b)(c)(e)	125,816	10,065
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Northeast Grocery Inc (b)(c)(e)	12,754	102,925
Southeastern Grocers LLC rights (b)(c)	1,243,047	11
TOTAL CONSUMER STAPLES		102,936
Energy - 0.3%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd (b)(c)	47,062	0
Oil, Gas & Consumable Fuels - 0.3%
EP Energy Corp (b)(c)	7,975	13,318
Mesquite Energy Inc (b)(c)	523,302	8,085,021
		8,098,339
TOTAL ENERGY		8,098,339
Health Care - 0.3%
Health Care Equipment & Supplies - 0.0%
Anteris Technologies Global Corp (c)	217,800	1,339,470
Health Care Providers & Services - 0.3%
Cano Health LLC (b)(c)	271,705	2,613,802
Cano Health LLC warrants 6/28/2029 (b)(c)	14,480	25,485
ModivCare Inc (b)	109,735	617,259
Surgery Partners Inc (c)(d)	225,900	3,169,377
		6,425,923
TOTAL HEALTH CARE		7,765,393
Information Technology - 0.1%
IT Services - 0.1%
GTT Communications Inc (b)(c)	113,281	4,555,029
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp (c)	7,600	766,156
TOTAL INFORMATION TECHNOLOGY		5,321,185
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
PureWest Energy LLC (b)(c)	105	24
TOTAL UNITED STATES		21,297,942
TOTAL COMMON STOCKS (Cost $23,420,170)		24,918,384

Convertible Corporate Bonds - 2.7%
	Principal Amount (a)	Value ($)
CAMEROON - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Golar LNG Ltd 2.75% 12/15/2030 (f)	5,125,000	6,183,312
GHANA - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Kosmos Energy Ltd 3.125% 3/15/2030	11,080,000	9,281,716
UNITED STATES - 2.2%
Communication Services - 0.2%
Media - 0.2%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind (i)	1,840,678	6,905,994
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC 5% 2/24/2027 (b)	175,193	142,589
Financials - 0.4%
Financial Services - 0.4%
Redfin Corp 0.5% 4/1/2027	13,167,000	12,561,318
Industrials - 0.2%
Electrical Equipment - 0.2%
Eos Energy Enterprises Inc 1.75% 12/1/2031 (f)	7,845,000	5,715,083
Information Technology - 1.1%
Semiconductors & Semiconductor Equipment - 0.2%
MKS Inc 1.25% 6/1/2030	1,557,000	3,062,619
ON Semiconductor Corp 0% 5/1/2027 (o)	1,191,000	2,292,675
		5,355,294
Software - 0.9%
Riot Platforms Inc 0.75% 1/15/2030	7,107,000	10,136,714
Strategy Inc 0% 12/1/2029 (o)	8,870,000	7,662,793
Terawulf Inc 0% 5/1/2032 (f)(o)	5,052,000	6,894,970
		24,694,477
TOTAL INFORMATION TECHNOLOGY		30,049,771
Utilities - 0.3%
Electric Utilities - 0.3%
PG&E Corp 4.25% 12/1/2027	8,814,000	9,029,943
TOTAL UNITED STATES		64,404,698
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $65,197,136)		79,869,726

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
UNITED STATES - 0.4%
Consumer Discretionary - 0.1%
Household Durables - 0.1%
Whirlpool Corp Series A, 8.5%	88,088	3,724,361
Financials - 0.2%
Financial Services - 0.2%
Acrisure Holdings Inc Series A-2 (b)(c)	194,418	5,682,838
Information Technology - 0.1%
Software - 0.1%
Oracle Corp Series D 6.5%	68,579	3,352,827
TOTAL UNITED STATES		12,760,026
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,389,918)		12,760,026

Non-Convertible Corporate Bonds - 77.4%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Mineral Resources Ltd 6% 5/1/2032 (f)		1,315,000	1,304,512
Mineral Resources Ltd 6.25% 5/1/2034 (f)		1,405,000	1,385,148
Mineral Resources Ltd 7% 4/1/2031 (f)		1,660,000	1,723,027
Mineral Resources Ltd 8.5% 5/1/2030 (f)		3,535,000	3,641,220
Mineral Resources Ltd 9.25% 10/1/2028 (f)		1,653,000	1,715,633

TOTAL AUSTRALIA			9,769,540
BAILIWICK OF JERSEY - 0.2%
Consumer Discretionary - 0.2%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (f)		4,852,000	3,895,356
Hotels, Restaurants & Leisure - 0.1%
A&K Travel Group Holdings Ltd 7.5% 5/15/2033 (f)		2,840,000	2,853,998
TOTAL BAILIWICK OF JERSEY			6,749,354
BRAZIL - 0.5%
Industrials - 0.1%
Commercial Services & Supplies - 0.0%
Ambipar Lux Sarl 9.875% (f)(l)		13,002,000	2,376,895
Passenger Airlines - 0.1%
Azul Secured Finance LLP 9.875% 2/15/2031 (f)		3,325,000	2,955,094
TOTAL INDUSTRIALS			5,331,989
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (f)		4,528,000	4,518,899
Samarco Mineracao SA 9% 6/30/2031 pay-in-kind (f)(i)		6,251,275	6,257,526
TOTAL MATERIALS			10,776,425
TOTAL BRAZIL			16,108,414
CAMEROON - 0.4%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Golar LNG Ltd 7.5% 10/2/2030 (f)		5,690,000	5,789,575
Golar LNG Ltd 7.75% 9/19/2029 (f)(g)		5,000,000	5,059,300

TOTAL CAMEROON			10,848,875
CANADA - 2.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
TELUS Corp 6.625% 10/15/2055 (i)		2,956,000	2,989,021
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (f)		6,263,000	5,958,358
1011778 BC ULC / New Red Finance Inc 5.625% 9/15/2029 (f)		3,060,000	3,087,457
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (f)		2,710,000	2,757,802
TOTAL CONSUMER DISCRETIONARY			11,803,617
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
South Bow Canadian Infrastructure Holdings Ltd 7.5% 3/1/2055 (i)		5,362,000	5,668,891
South Bow Canadian Infrastructure Holdings Ltd 7.625% 3/1/2055 (i)		424,000	442,535
TOTAL ENERGY			6,111,426
Health Care - 0.0%
Pharmaceuticals - 0.0%
Bausch Health Cos Inc 11% 9/30/2028 (f)		587,000	610,480
Industrials - 0.4%
Aerospace & Defense - 0.2%
Bombardier Inc 6.75% 6/15/2033 (f)		2,625,000	2,737,095
Bombardier Inc 7.25% 7/1/2031 (f)		2,795,000	2,940,869
			5,677,964
Commercial Services & Supplies - 0.2%
Wrangler Holdco Corp 6.625% 4/1/2032 (f)		5,150,000	5,312,832
TOTAL INDUSTRIALS			10,990,796
Materials - 0.7%
Chemicals - 0.6%
Methanex Corp 5.125% 10/15/2027		11,571,000	11,577,512
Methanex Corp 5.65% 12/1/2044		6,771,000	6,156,649
			17,734,161
Metals & Mining - 0.1%
Capstone Copper Corp 6.75% 3/31/2033 (f)		2,330,000	2,371,197
Champion Iron Canada Inc 7.875% 7/15/2032 (f)		1,190,000	1,247,241
			3,618,438
TOTAL MATERIALS			21,352,599
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
TransAlta Corp 5.875% 2/1/2034		4,665,000	4,653,330
TransAlta Corp 6.5% 3/15/2040		3,110,000	3,113,141
TOTAL UTILITIES			7,766,471
TOTAL CANADA			61,624,410
COLOMBIA - 0.6%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Canacol Energy Ltd 5.75% (f)(l)		19,977,000	7,391,490
Gran Tierra Energy Inc 9.75% 4/15/2031 (d)(f)		5,393,000	4,907,630
TOTAL ENERGY			12,299,120
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 5.375% 12/30/2030 (f)		5,433,085	5,035,927
EnfraGen Energia Sur SAU/ EnfraGen Chile SpA/ EnfraGen Spain SAU 8.499% 6/30/2032 (f)		1,065,000	1,100,411
TOTAL UTILITIES			6,136,338
TOTAL COLOMBIA			18,435,458
FINLAND - 0.1%
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy 4.875% 2/4/2028 (f)		2,735,000	2,678,950
FRANCE - 1.5%
Communication Services - 0.9%
Diversified Telecommunication Services - 0.9%
Altice France SA 6.5% 10/15/2031 (f)		9,499,999	9,320,957
Altice France SA 6.5% 4/15/2032 (f)		8,586,127	8,444,767
Altice France SA 6.875% 10/15/2030 (f)		4,070,121	4,001,269
Altice France SA 6.875% 7/15/2032 (f)		1,089,939	1,072,129
TOTAL COMMUNICATION SERVICES			22,839,122
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Forvia SE 6.75% 9/15/2033 (f)		3,014,000	3,022,581
Energy - 0.3%
Energy Equipment & Services - 0.3%
Vallourec SACA 7.5% 4/15/2032 (f)		5,140,000	5,419,590
Viridien 10% 10/15/2030 (f)		2,406,000	2,583,789
TOTAL ENERGY			8,003,379
Financials - 0.2%
Financial Services - 0.2%
Iliad Holding SAS 7% 4/15/2032 (f)		3,165,000	3,213,279
Iliad Holding SAS 8.5% 4/15/2031 (f)		3,653,000	3,875,492
TOTAL FINANCIALS			7,088,771
TOTAL FRANCE			40,953,853
GERMANY - 0.5%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
ZF North America Capital Inc 6.75% 4/23/2030 (d)(f)		2,275,000	2,259,992
ZF North America Capital Inc 6.875% 4/23/2032 (d)(f)		2,400,000	2,348,553
ZF North America Capital Inc 7.125% 4/14/2030 (f)		1,440,000	1,443,832
ZF North America Capital Inc 7.5% 3/24/2031 (d)(f)		1,500,000	1,501,931
TOTAL CONSUMER DISCRETIONARY			7,554,308
Industrials - 0.3%
Machinery - 0.3%
TK Elevator US Newco Inc 5.25% 7/15/2027 (d)(f)		8,306,000	8,308,069
TOTAL GERMANY			15,862,377
GHANA - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Kosmos Energy Ltd 7.5% 3/1/2028 (f)		3,328,000	3,239,076
Kosmos Energy Ltd 7.75% 5/1/2027 (f)		3,065,000	3,050,794
Kosmos Energy Ltd 8.75% 10/1/2031 (f)		3,735,000	3,466,080
Tullow Holdco 2 Ltd 15% 11/15/2028 (f)		10,452,145	10,731,739

TOTAL GHANA			20,487,689
GRAND CAYMAN (UK OVERSEAS TER) - 0.3%
Financials - 0.3%
Financial Services - 0.3%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (f)		10,156,000	10,301,343
GREECE - 0.1%
Industrials - 0.1%
Marine Transportation - 0.1%
Danaos Corp 6.875% 10/15/2032 (f)		2,925,000	3,004,853
GUATEMALA - 0.2%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Millicom International Cellular SA 4.5% 4/27/2031 (f)		1,349,000	1,260,236
Millicom International Cellular SA 5.125% 1/15/2028 (f)		2,930,400	2,908,422
Millicom International Cellular SA 7.375% 4/2/2032 (f)		1,720,000	1,777,190

TOTAL GUATEMALA			5,945,848
IRELAND - 0.7%
Financials - 0.7%
Consumer Finance - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 1/31/2056 (i)		2,952,000	3,005,160
Financial Services - 0.6%
GGAM Finance Ltd 5.875% 3/15/2030 (f)		4,275,000	4,306,507
GGAM Finance Ltd 6.875% 4/15/2029 (f)		3,625,000	3,703,409
GGAM Finance Ltd 8% 6/15/2028 (f)		7,870,000	8,197,321
			16,207,237
TOTAL FINANCIALS			19,212,397
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd 4.85% 4/1/2033 (f)		1,527,000	1,472,807
TOTAL IRELAND			20,685,204
ISRAEL - 0.2%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		2,087,000	2,072,022
Teva Pharmaceutical Finance Netherlands III BV 6% 12/1/2032		2,895,000	3,014,448
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030		1,475,000	1,513,916

TOTAL ISRAEL			6,600,386
LUXEMBOURG - 1.1%
Communication Services - 0.6%
Media - 0.4%
Altice Financing SA 5.75% 8/15/2029 (f)		12,167,000	8,956,217
Altice Financing SA 9.625% 7/15/2027 (f)		3,868,000	3,002,168
			11,958,385
Wireless Telecommunication Services - 0.2%
Altice France Lux 3 / Altice Holdings 1 10% 1/15/2033 (f)		6,097,600	6,031,305
TOTAL COMMUNICATION SERVICES			17,989,690
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Breakwater Energy Holdings Sarl 9.25% 11/15/2030 (f)		2,856,000	3,041,597
Materials - 0.4%
Chemicals - 0.4%
Herens Holdco Sarl 4.75% 5/15/2028 (f)		13,835,000	12,243,975
TOTAL LUXEMBOURG			33,275,262
MAURITIUS - 0.1%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Axian Telecom Holding & Management PLC 7.25% 7/11/2030 (f)		3,000,000	3,019,350
NIGERIA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
IHS Holding Ltd 5.625% 11/29/2026 (f)		4,091,000	4,069,400
NORWAY - 0.0%
Energy - 0.0%
Energy Equipment & Services - 0.0%
TGS ASA 8.5% 1/15/2030 (f)		1,435,000	1,498,560
PANAMA - 0.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.1%
Sable International Finance Ltd 7.125% 10/15/2032 (f)		4,632,000	4,647,517
Wireless Telecommunication Services - 0.3%
C&W Senior Finance Ltd 9% 1/15/2033 (f)		8,130,000	8,310,385
TOTAL PANAMA			12,957,902
PERU - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Volcan Cia Minera SAA 8.5% 10/28/2032 (f)		2,975,000	3,060,502
RUSSIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
TMK OAO Via TMK Capital SA loan participation 4.3% (b)(g)(l)		200,000	9,999
SOUTH AFRICA - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Liquid Telecommunications Financing Plc 10.75% 4/14/2031 (f)		4,922,000	4,992,425
SWITZERLAND - 0.8%
Industrials - 0.5%
Aerospace & Defense - 0.5%
VistaJet Malta Finance PLC / Vista Management Holding Inc 6.375% 2/1/2030 (f)		4,766,000	4,463,191
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (f)		4,795,000	4,795,293
VistaJet Malta Finance PLC / Vista Management Holding Inc 8.75% 1/15/2032 (f)(q)		3,010,000	2,919,543
VistaJet Malta Finance PLC / Vista Management Holding Inc 9.5% 6/1/2028 (f)		2,263,000	2,287,613
TOTAL INDUSTRIALS			14,465,640
Materials - 0.3%
Chemicals - 0.3%
Consolidated Energy Finance SA 12% 2/15/2031 (f)		5,231,000	5,361,775
Consolidated Energy Finance SA 5.625% 10/15/2028 (f)		3,910,000	3,714,500
TOTAL MATERIALS			9,076,275
TOTAL SWITZERLAND			23,541,915
TANZANIA - 0.0%
Information Technology - 0.0%
Communications Equipment - 0.0%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (f)		698,000	718,953
UNITED KINGDOM - 1.0%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.1%
Virgin Media Finance PLC 5% 7/15/2030 (f)		2,510,000	2,115,744
Wireless Telecommunication Services - 0.1%
Vmed O2 UK Financing I PLC 4.25% 1/31/2031 (f)		1,179,000	1,015,023
Vmed O2 UK Financing I PLC 6.75% 1/15/2033 (f)		1,535,000	1,403,125
			2,418,148
TOTAL COMMUNICATION SERVICES			4,533,892
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Macquarie Airfinance Holdings Ltd 6.5% 3/26/2031 (f)		3,810,000	3,981,778
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EG Global Finance PLC 12% 11/30/2028 (f)		9,365,000	9,990,011
Utilities - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (f)		9,206,000	9,150,079
ContourGlobal Power Holdings SA 6.75% 2/28/2030 (f)		3,220,000	3,268,300
TOTAL UTILITIES			12,418,379
TOTAL UNITED KINGDOM			30,924,060
UNITED STATES - 65.0%
Communication Services - 6.9%
Diversified Telecommunication Services - 3.7%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (f)		4,419,000	4,375,054
APLD ComputeCo LLC 9.25% 12/15/2030 (f)		13,242,000	14,233,625
Black Pearl Compute LLC 6.125% 2/15/2031 (d)(f)		2,960,000	3,003,180
Cipher Compute LLC 7.125% 11/15/2030 (d)(f)		2,908,000	3,014,169
Connect Holding II LLC 10.5% 4/3/2031 (f)		3,085,000	3,143,718
Core Scientific Finance I LLC 7.75% 5/15/2031 (f)(q)		10,600,000	10,573,545
Edged Compute LLC 7.5% 4/30/2031 (d)(f)		9,075,000	8,898,167
Flash Compute LLC 7.25% 12/31/2030 (d)(f)		5,635,000	5,748,095
Level 3 Financing Inc 3.625% 1/15/2029 (d)(f)		1,905,000	1,809,750
Level 3 Financing Inc 4.25% 7/1/2028 (f)		595,000	578,638
Level 3 Financing Inc 6.875% 6/30/2033 (f)		6,600,000	6,811,410
Level 3 Financing Inc 7% 3/31/2034 (f)		5,335,000	5,533,606
Level 3 Financing Inc 8.5% 1/15/2036 (d)(f)		8,220,000	8,803,711
Lumen Technologies Inc 4.5% 1/15/2029 (f)		630,000	604,800
Meridian Arc Holdco LLC 6.25% 4/30/2031 (f)		9,350,000	9,347,872
PR RNO Property Owner 1 LLC 6.5% 5/1/2031 (f)		14,430,000	14,303,216
RD Michigan Property Owner I LLC 7.5% 3/30/2045 (f)		4,552,000	4,551,085
WULF Compute LLC 7.75% 10/15/2030 (d)(f)		6,548,000	6,881,916
			112,215,557
Entertainment - 0.3%
OAK-Eagle Acquireco Inc 7.25% 7/1/2033 (f)		4,765,000	4,909,932
OAK-Eagle Acquireco Inc 8.75% 7/1/2034 (f)		5,190,000	5,400,854
			10,310,786
Interactive Media & Services - 0.2%
Snap Inc 6.875% 3/1/2033 (f)		3,260,000	3,173,732
Snap Inc 6.875% 3/15/2034 (d)(f)		1,485,000	1,437,290
			4,611,022
Media - 2.7%
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (d)(f)		3,985,000	3,342,441
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 2/1/2031 (f)		4,914,000	4,463,201
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032 (d)		5,806,000	5,098,583
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 6/1/2033 (d)(f)		3,500,000	3,006,870
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 2/1/2032 (d)(f)		2,330,000	2,086,352
CCO Holdings LLC / CCO Holdings Capital Corp 7% 2/1/2033 (d)(f)		1,530,000	1,508,172
CCO Holdings LLC / CCO Holdings Capital Corp 7.375% 2/1/2036 (d)(f)		1,225,000	1,200,939
Clear Channel Outdoor Holdings Inc 7.125% 2/15/2031 (f)		4,505,000	4,683,452
Clear Channel Outdoor Holdings Inc 7.5% 3/15/2033 (f)		2,505,000	2,631,437
Clear Channel Outdoor Holdings Inc 7.5% 6/1/2029 (f)		3,679,000	3,685,769
Clear Channel Outdoor Holdings Inc 7.75% 4/15/2028 (f)		35,000	35,251
Clear Channel Outdoor Holdings Inc 7.875% 4/1/2030 (f)		5,015,000	5,221,358
CMG Media Corp 8.875% 6/18/2029 (f)		955,000	851,105
CSC Holdings LLC 3.375% 2/15/2031 (f)		11,649,000	6,770,945
CSC Holdings LLC 4.125% 12/1/2030 (f)		4,374,000	2,604,117
CSC Holdings LLC 4.5% 11/15/2031 (f)		8,245,000	4,807,231
CSC Holdings LLC 4.625% 12/1/2030 (f)		4,520,000	1,578,828
EW Scripps Co/The 9.875% 8/15/2030 (f)		3,175,000	3,184,409
Lamar Media Corp 5.375% 11/1/2033 (d)(f)		4,595,000	4,546,248
Nexstar Media Inc 6.5% 9/15/2033 (f)		2,940,000	2,962,626
Outfront Media Capital LLC / Outfront Media Capital Corp 7.375% 2/15/2031 (f)		1,439,000	1,505,021
Univision Communications Inc 8.5% 7/31/2031 (d)(f)		6,850,000	6,952,064
Univision Communications Inc 8.875% 4/15/2033 (f)		2,795,000	2,810,233
Univision Communications Inc 9.375% 8/1/2032 (f)		4,950,000	5,122,498
			80,659,150
TOTAL COMMUNICATION SERVICES			207,796,515
Consumer Discretionary - 8.4%
Automobile Components - 0.8%
American Axle & Manufacturing Inc 6.375% 10/15/2032 (f)		2,335,000	2,330,827
American Axle & Manufacturing Inc 7.75% 10/15/2033 (d)(f)		4,405,000	4,300,724
Clarios Global LP / Clarios US Finance Co 6.75% 9/15/2032 (f)		4,474,000	4,576,634
Clarios Global LP / Clarios US Finance Co 6.75% 2/15/2030 (f)		1,455,000	1,503,291
Cooper-Standard Automotive Inc 9.25% 3/1/2031 (f)		3,710,000	3,564,902
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.125% 4/15/2031 (f)		4,620,000	4,651,896
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.375% 4/15/2034 (f)		4,595,000	4,589,167
Hertz Corp/The 5.5% (b)(l)(p)		65,000	0
Hertz Corp/The 6% (b)(l)(p)		85,000	0
Hertz Corp/The 6.25% (b)(l)(p)		60,000	0
Hertz Corp/The 7.125% (b)(l)(p)		85,000	0
			25,517,441
Automobiles - 0.2%
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10% 1/15/2031 (f)		7,600,000	7,564,367
Broadline Retail - 0.8%
GrubHub Holdings Inc 13% 7/31/2030 pay-in-kind (f)		1,996,520	1,635,429
Saks Global Enterprises LLC 11% (b)(f)(l)		1,603,308	0
Wayfair LLC 6.75% 11/15/2032 (f)		3,605,000	3,644,680
Wayfair LLC 7.25% 10/31/2029 (d)(f)		8,684,000	8,899,129
Wayfair LLC 7.75% 9/15/2030 (d)(f)		9,895,000	10,266,895
			24,446,133
Diversified Consumer Services - 0.9%
Sotheby's 8.25% 4/15/2031 (f)		7,505,000	7,291,034
Sotheby's/Bidfair Holdings Inc 5.875% 6/1/2029 (d)(f)		330,000	313,296
StoneMor Inc 8.5% 5/15/2029 (f)		9,443,000	9,319,400
TKC Holdings Inc 12% 2/15/2031 (f)		2,900,000	3,021,797
TKC Holdings Inc 8.5% 8/15/2030 (f)		5,805,000	5,941,957
			25,887,484
Hotels, Restaurants & Leisure - 2.5%
Acushnet Co 5.625% 12/1/2033 (d)(f)		1,501,000	1,507,974
BCPE Flavor Debt Merger Sub LLC and BCPE Flavor Issuer Inc 9.5% 7/1/2032 (d)(f)		5,020,000	4,378,518
Carnival Corp 5.75% 8/1/2032 (f)		2,995,000	3,010,059
Carnival Corp 5.875% 6/15/2031 (f)		4,890,000	4,959,555
Carnival Corp 6.125% 2/15/2033 (f)		2,701,000	2,740,596
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (f)		10,601,000	10,271,726
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (f)		6,102,000	5,586,280
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (f)		2,500,000	2,481,524
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (d)(f)		2,980,000	3,000,011
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (f)		1,445,000	1,463,174
Hilton Domestic Operating Co Inc 6.125% 4/1/2032 (d)(f)		2,325,000	2,368,229
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (d)(f)		3,005,000	3,039,882
Life Time Inc 6% 11/15/2031 (f)		1,476,000	1,498,322
Light & Wonder International Inc 6.25% 10/1/2033 (d)(f)		4,542,000	4,504,358
MajorDrive Holdings IV LLC 6.375% 6/1/2029 (f)		6,555,000	5,481,210
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 11.875% 4/15/2031 (d)(f)		1,341,000	1,439,163
NCL Corp Ltd 6.25% 9/15/2033 (f)		3,025,000	2,927,689
NCL Corp Ltd 6.75% 2/1/2032 (f)		2,740,000	2,726,557
Royal Caribbean Cruises Ltd 6% 2/1/2033 (f)		2,541,000	2,579,941
Viking Cruises Ltd 5.875% 10/15/2033 (f)		7,370,000	7,388,727
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (f)		1,605,000	1,603,955
			74,957,450
Household Durables - 1.5%
Ashton Woods USA LLC / Ashton Woods Finance Co 4.625% 8/1/2029 (f)		2,555,000	2,445,563
Ashton Woods USA LLC / Ashton Woods Finance Co 6.875% 8/1/2033 (f)		1,500,000	1,471,774
Beazer Homes USA Inc 7.5% 3/15/2031 (f)		2,160,000	2,151,070
Century Communities Inc 6.625% 9/15/2033 (d)(f)		3,005,000	2,989,912
Dream Finders Homes Inc 6.875% 9/15/2030 (d)(f)		3,386,000	3,320,516
LGI Homes Inc 4% 7/15/2029 (d)(f)		895,000	811,856
LGI Homes Inc 7% 11/15/2032 (d)(f)		11,012,000	10,553,500
Risewell Homes Inc 8.5% 11/1/2030 (d)(f)		3,005,000	3,070,278
Whirlpool Corp 5.75% 3/1/2034 (d)		660,000	595,818
Whirlpool Corp 6.125% 6/15/2030 (d)		6,060,000	5,942,642
Whirlpool Corp 6.5% 6/15/2033 (d)		12,419,000	11,894,454
			45,247,383
Specialty Retail - 1.7%
Advance Auto Parts Inc 3.5% 3/15/2032 (d)		1,720,000	1,512,181
Advance Auto Parts Inc 3.9% 4/15/2030		530,000	497,134
Advance Auto Parts Inc 7% 8/1/2030 (f)		1,330,000	1,371,996
Advance Auto Parts Inc 7.375% 8/1/2033 (d)(f)		4,370,000	4,509,097
Carvana Co 10.25% 5/1/2030 (f)		357,000	381,989
Carvana Co 4.875% 9/1/2029 (f)		2,253,000	2,072,760
Carvana Co 5.5% 4/15/2027 (f)		2,422,000	2,373,560
Carvana Co 5.875% 10/1/2028 (f)		1,267,000	1,238,493
Carvana Co 9% 6/1/2030 pay-in-kind (f)(i)		2,261,502	2,352,536
Carvana Co 9% 6/1/2031 pay-in-kind (f)(i)		4,096,799	4,532,071
Champions Financing Inc 8.75% 2/15/2029 (d)(f)		6,442,000	6,268,808
LBM Acquisition LLC 6.25% 1/15/2029 (f)		4,299,000	2,979,211
Michaels Cos Inc/The 11% 3/15/2034 (f)		4,945,000	4,771,944
Michaels Cos Inc/The 8.5% 3/15/2033 (f)		4,845,000	4,784,679
Staples Inc 10.75% 9/1/2029 (f)		7,229,000	6,909,837
Staples Inc 12.75% 1/15/2030 (f)		4,707,209	3,534,463
			50,090,759
TOTAL CONSUMER DISCRETIONARY			253,711,017
Consumer Staples - 1.9%
Consumer Staples Distribution & Retail - 1.1%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.75% 3/31/2034 (f)		3,635,000	3,538,736
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (d)(f)		3,080,000	3,107,326
Albertsons Cos Inc 5.625% 3/31/2032 (f)		3,095,000	3,053,268
C&S Group Enterprises LLC 5% 12/15/2028 (f)		3,237,000	3,019,426
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7.125% 4/30/2033 (f)		1,075,000	1,088,327
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (f)		5,792,000	6,054,459
Performance Food Group Inc 5.625% 3/1/2034 (f)		3,515,000	3,441,754
Performance Food Group Inc 6.125% 9/15/2032 (d)(f)		1,505,000	1,525,573
US Foods Inc 4.75% 2/15/2029 (f)		2,800,000	2,769,518
US Foods Inc 5.75% 4/15/2033 (f)		2,585,000	2,594,487
US Foods Inc 6.875% 9/15/2028 (f)		1,455,000	1,485,730
US Foods Inc 7.25% 1/15/2032 (d)(f)		50,000	52,007
			31,730,611
Food Products - 0.8%
Chobani LLC / Chobani Finance Corp Inc 6.375% 4/15/2034 (f)		4,475,000	4,565,868
Lamb Weston Holdings Inc 4.125% 1/31/2030 (f)		8,425,000	8,071,420
Lamb Weston Holdings Inc 4.375% 1/31/2032 (f)		1,370,000	1,290,334
Post Holdings Inc 6.25% 10/15/2034 (d)(f)		2,836,000	2,799,591
Post Holdings Inc 6.25% 2/15/2032 (f)		3,485,000	3,551,553
Post Holdings Inc 6.375% 3/1/2033 (d)(f)		3,800,000	3,798,522
Post Holdings Inc 6.5% 3/15/2036 (f)		605,000	601,023
			24,678,311
Household Products - 0.0%
Resideo Funding Inc 6.5% 7/15/2032 (f)		1,492,000	1,505,720
TOTAL CONSUMER STAPLES			57,914,642
Energy - 8.5%
Energy Equipment & Services - 0.8%
Archrock Services LP / Archrock Partners Finance Corp 6% 2/1/2034 (d)(f)		6,130,000	6,169,942
Kodiak Gas Services LLC 6.5% 10/1/2033 (f)		2,091,000	2,138,888
Kodiak Gas Services LLC 6.75% 10/1/2035 (f)		2,400,000	2,492,965
Star Holding LLC 8.75% 8/1/2031 (f)		1,870,000	1,908,023
Transocean Aquila Ltd 8% 9/30/2028 (f)		852,308	874,572
Transocean International Ltd 7.875% 10/15/2032 (f)		850,000	910,812
Transocean International Ltd 8.25% 5/15/2029 (f)		2,465,000	2,559,350
Transocean International Ltd 8.5% 5/15/2031 (f)		3,160,000	3,341,615
USA Compression Partners LP / USA Compression Finance Corp 6.25% 10/1/2033 (d)(f)		3,045,000	3,072,743
WBI Operating LLC 6.5% 10/15/2033 (f)		1,485,000	1,500,979
			24,969,889
Oil, Gas & Consumable Fuels - 7.7%
Alpha Natural Resources Inc 9.75% (b)(l)		210,000	0
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 10/15/2033 (f)		1,515,000	1,512,004
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 7/1/2034 (f)		4,570,000	4,558,223
Ascent Resources Utica Holdings LLC / ARU Finance Corp 6.625% 7/15/2033 (f)		1,221,000	1,254,452
California Resources Corp 7% 1/15/2034 (f)		3,320,000	3,387,831
California Resources Corp 8.25% 6/15/2029 (f)		5,002,000	5,215,786
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 2/15/2031 (f)		2,295,000	2,432,016
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 7/15/2028 (f)		7,498,000	7,722,940
Cheniere Energy Inc 5.2% 7/30/2036 (d)(f)		7,665,000	7,577,637
Cheniere Energy Inc 6% 7/30/2056 (f)		2,143,000	2,114,490
CITGO Petroleum Corp 8.375% 1/15/2029 (f)		1,405,000	1,445,841
CNX Midstream Partners LP 4.75% 4/15/2030 (f)		4,019,000	3,889,223
CNX Resources Corp 5.875% 3/1/2034 (f)		3,250,000	3,223,953
CNX Resources Corp 7.25% 3/1/2032 (d)(f)		4,305,000	4,485,111
CNX Resources Corp 7.375% 1/15/2031 (f)		1,580,000	1,628,585
Comstock Resources Inc 5.875% 1/15/2030 (d)(f)		4,086,000	3,957,875
Comstock Resources Inc 6.75% 3/1/2029 (f)		4,870,000	4,868,280
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (f)		5,263,000	5,595,806
CVR Energy Inc 7.5% 2/15/2031 (f)		3,100,000	3,139,441
CVR Energy Inc 7.875% 2/15/2034 (f)		1,550,000	1,554,714
DBR Land Holdings LLC 6.25% 12/1/2030 (d)(f)		1,460,000	1,494,675
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (f)		7,191,000	7,190,177
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.375% 6/30/2033 (f)		1,480,000	1,527,425
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (f)		3,560,000	3,714,340
Energy Transfer LP 6.5% 2/15/2056 (i)		1,552,000	1,556,183
Energy Transfer LP 6.75% 2/15/2056 (i)		297,000	299,134
Genesis Energy LP / Genesis Energy Finance Corp 6.75% 3/15/2034		1,530,000	1,541,045
Genesis Energy LP / Genesis Energy Finance Corp 8% 5/15/2033 (d)		4,121,000	4,338,346
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029		2,160,000	2,179,835
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (f)		1,115,000	1,142,696
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (d)(f)		560,000	587,910
Harvest Midstream I LP 7.5% 5/15/2032 (f)		1,565,000	1,629,400
Harvest Midstream I LP 7.5% 9/1/2028 (f)		2,905,000	2,924,141
Hess Midstream Operations LP 4.25% 2/15/2030 (f)		1,270,000	1,231,719
Hess Midstream Operations LP 5.125% 6/15/2028 (f)		6,630,000	6,599,411
Hess Midstream Operations LP 5.5% 10/15/2030 (f)		1,400,000	1,400,647
Hess Midstream Operations LP 6.5% 6/1/2029 (f)		265,000	271,512
Howard Midstream Energy Partners LLC 6.625% 1/15/2034 (f)		1,510,000	1,536,114
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (f)		1,960,000	2,043,806
Kinetik Holdings LP 5.875% 6/15/2030 (f)		3,835,000	3,847,974
Kinetik Holdings LP 6.625% 12/15/2028 (f)		4,290,000	4,376,199
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (f)		4,651,000	4,708,472
PBF Holding Co LLC / PBF Finance Corp 6% 2/15/2028		2,435,000	2,432,885
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (f)		7,594,000	7,784,663
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (d)(f)		3,653,000	3,925,200
Prairie Acquiror LP 9% 8/1/2029 (f)		840,000	877,188
Rockies Express Pipeline LLC 4.8% 5/15/2030 (f)		1,900,000	1,851,417
Rockies Express Pipeline LLC 4.95% 7/15/2029 (f)		2,849,000	2,810,016
Rockies Express Pipeline LLC 6.75% 3/15/2033 (d)(f)		4,020,000	4,191,354
Rockies Express Pipeline LLC 6.875% 4/15/2040 (f)		1,598,000	1,613,793
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029		3,519,000	3,455,796
Sunoco LP / Sunoco Finance Corp 5.875% 3/15/2028 (d)		5,610,000	5,616,850
Sunoco LP 4.5% 10/1/2029 (f)		1,673,000	1,639,530
Sunoco LP 4.625% 5/1/2030 (f)		7,875,000	7,658,785
Sunoco LP 5.375% 7/15/2031 (f)		3,065,000	3,050,642
Sunoco LP 5.625% 3/15/2031 (d)(f)		1,505,000	1,510,585
Sunoco LP 5.625% 7/15/2034 (d)(f)		3,065,000	3,023,780
Sunoco LP 6.25% 7/1/2033 (d)(f)		3,815,000	3,899,018
Sunoco LP 6.625% 8/15/2032 (f)		810,000	828,150
Sunoco LP 7% 5/1/2029 (f)		1,480,000	1,528,325
Sunoco LP 7.25% 5/1/2032 (d)(f)		1,775,000	1,859,007
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (d)(f)		7,715,000	7,696,422
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 12/31/2030 (f)		2,020,000	2,030,714
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (d)(f)		8,510,000	8,556,643
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6.75% 3/15/2034 (f)		1,505,000	1,537,788
Venture Global Plaquemines LNG LLC 6.125% 12/15/2030 (f)		3,180,000	3,279,464
Venture Global Plaquemines LNG LLC 6.5% 1/15/2034 (f)		5,520,000	5,782,206
Venture Global Plaquemines LNG LLC 6.5% 6/15/2034 (f)		1,940,000	2,030,080
Venture Global Plaquemines LNG LLC 6.75% 1/15/2036 (f)		5,780,000	6,144,371
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (f)		2,930,000	3,249,262
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (d)(f)		2,995,000	3,368,518
			228,937,821
TOTAL ENERGY			253,907,710
Financials - 6.1%
Banks - 0.2%
Western Alliance Bancorp 3% 6/15/2031 (d)(i)		5,683,000	5,469,888
Capital Markets - 0.8%
Hightower Holding LLC 6.75% 4/15/2029 (f)		1,437,000	1,427,207
Hightower Holding LLC 9.125% 1/31/2030 (f)		3,695,000	3,835,606
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (f)		3,976,000	3,996,903
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (f)		8,365,000	8,593,457
Jane Street Group / JSG Finance Inc 7.125% 4/30/2031 (f)		285,000	295,480
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (f)		5,674,000	5,443,291
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (d)(f)		1,980,000	1,931,983
			25,523,927
Consumer Finance - 1.7%
Ally Financial Inc 6.646% 1/17/2040 (i)		4,724,000	4,651,812
Ally Financial Inc 6.7% 2/14/2033 (d)		6,655,000	6,870,963
Encore Capital Group Inc 8.5% 5/15/2030 (f)		4,279,000	4,569,779
LFS Topco LLC 8.75% 7/15/2030 (d)(f)		4,685,000	4,526,989
Navient Corp 4.875% 3/15/2028		1,869,000	1,822,176
Navient Corp 5% 3/15/2027 (d)		4,269,000	4,241,527
Navient Corp 5.5% 3/15/2029 (d)		1,500,000	1,441,689
Navient Corp 5.625% 8/1/2033 (d)		1,259,000	1,071,477
Navient Corp 7.875% 6/15/2032 (d)		3,474,000	3,344,016
OneMain Finance Corp 6.125% 5/15/2030		1,806,000	1,805,372
OneMain Finance Corp 6.5% 3/15/2033		1,505,000	1,474,037
OneMain Finance Corp 6.75% 3/15/2032 (d)		1,185,000	1,184,658
OneMain Finance Corp 6.75% 9/15/2033 (d)		1,525,000	1,499,987
OneMain Finance Corp 7.125% 11/15/2031		1,698,000	1,721,855
OneMain Finance Corp 7.125% 9/15/2032 (d)		4,335,000	4,395,938
OneMain Finance Corp 7.5% 5/15/2031		1,320,000	1,353,342
PRA Group Inc 8.875% 1/31/2030 (d)(f)		1,461,000	1,511,690
SLM Corp 6.5% 1/31/2030		2,800,000	2,826,869
			50,314,176
Financial Services - 2.1%
Block Inc 3.5% 6/1/2031 (d)		4,153,000	3,771,446
Block Inc 5.625% 8/15/2030 (f)		2,785,000	2,787,810
Block Inc 6% 8/15/2033 (f)		2,205,000	2,200,744
Block Inc 6.5% 5/15/2032		8,030,000	8,183,001
Burford Capital Global Finance LLC 7.5% 7/15/2033 (d)(f)		3,495,000	2,872,383
Clue Opco LLC 9.5% 10/15/2031 (d)(f)		3,035,000	3,101,482
HA Sustainable Infrastructure Capital Inc 6% 3/15/2036		4,852,000	4,784,366
HA Sustainable Infrastructure Capital Inc 7.125% 11/15/2056 (i)		2,972,000	3,000,174
HA Sustainable Infrastructure Capital Inc 8% 6/1/2056 (d)(i)		4,548,000	4,827,702
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (f)		2,125,000	2,143,550
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029		4,835,000	4,238,241
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027		12,363,000	12,244,402
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9% 6/15/2030 (d)		1,020,000	982,343
Walker & Dunlop Inc 6.625% 4/1/2033 (d)(f)		2,050,000	2,038,639
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (f)		4,325,000	4,574,544
			61,750,827
Insurance - 0.7%
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (f)		4,845,000	4,690,686
Asurion LLC/ Asurion Co-Issuer Inc 8% 12/31/2032 (f)		8,930,000	9,328,180
Asurion LLC/ Asurion Co-Issuer Inc 8.375% 2/1/2034 (f)		6,815,000	6,723,733
			20,742,599
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM 7.375% 9/30/2030 (f)		3,005,000	2,985,742
Rithm Capital Corp 8% 4/1/2029 (f)		1,605,000	1,612,383
Rithm Capital Corp 8% 7/15/2030 (f)		2,985,000	2,987,170
Starwood Property Trust Inc 3.625% 7/15/2026 (d)(f)		645,000	642,228
Starwood Property Trust Inc 5.75% 1/15/2031 (f)		2,445,000	2,442,608
Starwood Property Trust Inc 6% 4/15/2030 (f)		2,495,000	2,524,159
Starwood Property Trust Inc 6.5% 10/15/2030 (d)(f)		540,000	555,393
Starwood Property Trust Inc 6.5% 7/1/2030 (f)		3,245,000	3,324,652
Starwood Property Trust Inc 7.25% 4/1/2029 (f)		1,625,000	1,683,919
			18,758,254
TOTAL FINANCIALS			182,559,671
Health Care - 6.6%
Biotechnology - 0.3%
BioMarin Pharmaceutical Inc5.5% 2/15/2034 (d)(f)		2,280,000	2,263,968
Emergent BioSolutions Inc 3.875% 8/15/2028 (f)		8,776,000	7,811,075
			10,075,043
Health Care Equipment & Supplies - 0.4%
DENTSPLY SIRONA Inc 8.375% 9/12/2055 (d)(i)		432,000	434,316
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (f)		10,355,000	10,589,240
			11,023,556
Health Care Providers & Services - 5.0%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (d)(f)		4,687,000	4,794,295
Accendra Health Inc 6.625% 4/1/2030 (d)(f)		11,583,000	6,224,385
Centene Corp 3.375% 2/15/2030 (d)		3,245,000	3,015,378
Centene Corp 4.625% 12/15/2029		6,155,000	6,000,499
CHS/Community Health Systems Inc 4.75% 2/15/2031 (f)		9,852,000	9,218,372
CHS/Community Health Systems Inc 5.25% 5/15/2030 (f)		11,349,000	10,716,134
CHS/Community Health Systems Inc 6.125% 4/1/2030 (f)		6,666,000	5,909,774
CHS/Community Health Systems Inc 9.75% 1/15/2034 (d)(f)		3,010,000	3,104,545
CVS Health Corp 6.75% 12/10/2054 (i)		5,272,000	5,461,929
CVS Health Corp 7% 3/10/2055 (i)		7,155,000	7,423,436
DaVita Inc 4.625% 6/1/2030 (f)		6,760,000	6,544,036
DaVita Inc 6.75% 7/15/2033 (d)(f)		4,290,000	4,423,290
DaVita Inc 6.875% 9/1/2032 (d)(f)		4,620,000	4,768,722
Global Medical Response Inc 7.375% 10/1/2032 (d)(f)		1,455,000	1,516,750
Humana Inc 6.625% 9/15/2056 (i)		10,985,000	10,824,101
LifePoint Health Inc 10% 6/1/2032 (f)		2,871,000	2,938,469
Molina Healthcare Inc 6.25% 1/15/2033 (d)(f)		9,580,000	9,569,923
Molina Healthcare Inc 6.5% 2/15/2031 (f)		4,515,000	4,593,786
National Mentor Holdings Inc 10.5% 12/15/2030 (d)(f)		4,495,000	4,702,419
Pediatrix Medical Group Inc 5.375% 2/15/2030 (f)		2,937,000	2,920,312
Surgery Center Holdings Inc 7.25% 4/15/2032 (f)		2,840,000	2,832,418
TEAM Services Holding Inc 9% 2/15/2033 (d)(f)		6,180,000	6,182,657
Tenet Healthcare Corp 4.375% 1/15/2030		3,225,000	3,124,329
Tenet Healthcare Corp 5.5% 11/15/2032 (f)		3,020,000	3,012,297
Tenet Healthcare Corp 6% 11/15/2033 (d)(f)		2,460,000	2,486,418
Tenet Healthcare Corp 6.125% 10/1/2028 (d)		4,983,000	4,995,552
Tenet Healthcare Corp 6.125% 6/15/2030		6,275,000	6,310,021
US Acute Care Solutions LLC 9.75% 5/15/2029 (f)		6,733,000	6,362,935
			149,977,182
Health Care Technology - 0.2%
IQVIA Inc 6.25% 6/1/2032 (d)(f)		5,950,000	6,059,456
IQVIA Inc 6.5% 5/15/2030 (f)		2,080,000	2,122,838
			8,182,294
Pharmaceuticals - 0.7%
1261229 BC Ltd 10% 4/15/2032 (f)		15,490,000	15,997,731
Organon & Co / Organon Foreign Debt Co-Issuer BV 7.875% 5/15/2034 (d)(f)		3,993,000	4,277,886
			20,275,617
TOTAL HEALTH CARE			199,533,692
Industrials - 8.8%
Aerospace & Defense - 1.3%
Axon Enterprise Inc 6.125% 3/15/2030 (f)		2,940,000	3,006,197
Axon Enterprise Inc 6.25% 3/15/2033 (d)(f)		3,760,000	3,858,365
BWX Technologies Inc 4.125% 6/30/2028 (f)		6,123,000	6,023,886
Carpenter Technology Corp 5.625% 3/1/2034 (f)		4,160,000	4,162,504
Signature Aviation US Holdings Inc 4% 3/1/2028 (f)		150,000	142,125
TransDigm Inc 6% 1/15/2033 (d)(f)		1,525,000	1,539,578
TransDigm Inc 6.125% 7/31/2034 (d)(f)		4,575,000	4,580,032
TransDigm Inc 6.25% 1/31/2034 (d)(f)		990,000	1,012,380
TransDigm Inc 6.375% 5/31/2033 (f)		8,715,000	8,782,011
TransDigm Inc 6.75% 1/31/2034 (d)(f)		5,095,000	5,234,073
TransDigm Inc 7.125% 12/1/2031 (f)		1,560,000	1,616,581
			39,957,732
Air Freight & Logistics - 0.3%
Rand Parent LLC 8.5% 2/15/2030 (f)		5,380,000	5,588,470
Stonepeak Nile Parent LLC 7.25% 3/15/2032 (f)		2,160,000	2,260,034
			7,848,504
Building Products - 1.2%
Ameritex Holdco Intermediate LLC 7.625% 8/15/2033 (f)		2,855,000	2,967,741
Builders FirstSource Inc 4.25% 2/1/2032 (f)		2,130,000	1,975,867
Builders FirstSource Inc 6.375% 3/1/2034 (d)(f)		1,630,000	1,621,911
Builders FirstSource Inc 6.75% 5/15/2035 (f)		7,120,000	7,190,338
Camelot Return Merger Sub Inc 8.75% 8/1/2028 (f)		2,615,000	1,667,014
Cornerstone Building Brands Inc 9.5% 8/15/2029 (f)		1,590,000	1,011,181
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.625% 12/15/2030 (f)		6,405,000	6,557,305
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.75% 7/15/2031 (f)		2,370,000	2,450,072
JH North America Holdings Inc 6.125% 7/31/2032 (f)		460,000	460,977
Standard Building Solutions Inc 5.875% 3/15/2034 (f)		3,035,000	2,958,752
Standard Building Solutions Inc 6.25% 8/1/2033 (f)		6,295,000	6,290,966
Standard Building Solutions Inc 6.5% 8/15/2032 (f)		1,850,000	1,868,278
			37,020,402
Commercial Services & Supplies - 2.0%
ADT Security Corp/The 5.875% 10/15/2033 (f)		3,055,000	3,009,625
Artera Services LLC 8.5% 2/15/2031 (d)(f)		16,904,000	14,557,888
Brand Industrial Services Inc 10.375% 8/1/2030 (d)(f)		9,830,000	9,049,596
CoreCivic Inc 4.75% 10/15/2027		7,084,000	7,032,547
CoreCivic Inc 8.25% 4/15/2029		1,432,000	1,491,781
GEO Group Inc/The 10.25% 4/15/2031		4,401,000	4,723,390
GEO Group Inc/The 8.625% 4/15/2029		4,485,000	4,666,293
GFL Environmental Holdings US Inc 5.5% 2/1/2034 (f)		1,530,000	1,505,028
GFL Environmental Inc 3.5% 9/1/2028 (f)		1,505,000	1,469,137
GFL Environmental Inc 6.75% 1/15/2031 (f)		505,000	523,576
Neptune Bidco US Inc 9.5% 2/15/2033 (f)		3,420,000	3,422,713
OT Midco Inc 10% 2/15/2030 (f)		4,646,000	1,811,940
Reworld Holding Corp 4.875% 12/1/2029 (f)		1,630,000	1,557,880
Williams Scotsman Inc 6.625% 4/15/2030 (d)(f)		1,205,000	1,241,054
Williams Scotsman Inc 6.625% 6/15/2029 (f)		2,665,000	2,735,415
			58,797,863
Construction & Engineering - 0.5%
AECOM 6% 8/1/2033 (f)		6,010,000	6,059,060
Amsted Industries Inc 6.375% 3/15/2033 (f)		1,474,000	1,499,518
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (f)		6,254,000	6,267,496
			13,826,074
Electrical Equipment - 0.4%
Sensata Technologies BV 4% 4/15/2029 (f)		2,287,000	2,221,006
WESCO Distribution Inc 5.25% 4/15/2031 (f)		2,734,000	2,732,297
WESCO Distribution Inc 5.5% 4/15/2034 (d)(f)		4,595,000	4,583,182
WESCO Distribution Inc 6.375% 3/15/2033 (d)(f)		1,485,000	1,533,846
			11,070,331
Ground Transportation - 0.5%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 8.375% 6/15/2032 (d)(f)		1,940,000	1,950,416
Genesee & Wyoming Inc 6.25% 4/15/2032 (f)		5,500,000	5,629,212
XPO Inc 7.125% 2/1/2032 (d)(f)		4,920,000	5,130,684
XPO Inc 7.125% 6/1/2031 (d)(f)		1,330,000	1,376,728
			14,087,040
Industrial Conglomerates - 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.75% 6/15/2029 (f)		3,985,000	3,901,835
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 7% 7/15/2031 (f)		2,640,000	2,738,018
			6,639,853
Machinery - 0.5%
Allison Transmission Inc 5.875% 12/1/2033 (f)		2,970,000	2,998,381
Beach Acquisition Bidco LLC 10% 7/15/2033 pay-in-kind (f)(i)		5,823,618	6,406,033
Columbus McKinnon Corp/NY 7.125% 2/1/2033 (d)(f)		3,105,000	3,122,714
Enpro Inc 6.125% 6/1/2033 (f)		1,451,000	1,478,734
			14,005,862
Passenger Airlines - 0.4%
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (f)		4,798,000	4,468,706
United Airlines Holdings Inc 4.875% 3/1/2029		4,535,000	4,467,254
United Airlines Holdings Inc 5.375% 3/1/2031 (d)		3,100,000	3,055,403
			11,991,363
Professional Services - 0.2%
CACI International Inc 6.375% 6/15/2033 (d)(f)		4,436,000	4,538,264
Trading Companies & Distributors - 1.3%
FTAI Aviation Investors LLC 7% 5/1/2031 (f)		100,000	103,492
FTAI Aviation Investors LLC 7% 6/15/2032 (f)		1,050,000	1,083,849
FTAI Aviation Investors LLC 7.875% 12/1/2030 (d)(f)		3,205,000	3,365,173
Herc Holdings Inc 5.75% 3/15/2031 (d)(f)		2,030,000	2,034,874
Herc Holdings Inc 6% 3/15/2034 (d)(f)		1,855,000	1,839,261
Herc Holdings Inc 7% 6/15/2030 (d)(f)		4,735,000	4,926,167
Herc Holdings Inc 7.25% 6/15/2033 (d)(f)		4,115,000	4,309,347
QXO Building Products Inc 6.75% 4/30/2032 (d)(f)		9,930,000	10,129,002
Synergy Infrastructure Holdings LLC 7.875% 12/1/2030 (f)		1,440,000	1,511,861
United Rentals North America Inc 5.375% 11/15/2033 (d)(f)		5,030,000	4,973,576
United Rentals North America Inc 6.125% 3/15/2034 (f)		5,835,000	5,995,883
			40,272,485
Transportation Infrastructure - 0.0%
Beacon Mobility Corp 7.25% 8/1/2030 (f)		1,460,000	1,520,257
GB AIT Buyer Inc 8.75% 4/30/2034 (f)		1,090,000	1,096,450
			2,616,707
TOTAL INDUSTRIALS			262,672,480
Information Technology - 4.0%
Electronic Equipment, Instruments & Components - 0.3%
Coherent Corp 5% 12/15/2029 (f)		3,281,000	3,245,519
Sensata Technologies Inc 3.75% 2/15/2031 (f)		1,370,000	1,272,569
Sensata Technologies Inc 6.625% 7/15/2032 (d)(f)		3,145,000	3,244,951
			7,763,039
IT Services - 1.4%
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (d)(f)		10,550,000	10,485,518
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (d)(f)		3,045,000	3,029,675
CoreWeave Inc 9% 2/1/2031 (f)		15,030,000	14,934,703
CoreWeave Inc 9.25% 6/1/2030 (f)		5,305,000	5,371,888
CoreWeave Inc 9.75% 10/1/2031 (f)		7,225,000	7,266,837
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (f)		1,620,000	1,513,886
			42,602,507
Semiconductors & Semiconductor Equipment - 0.7%
Amkor Technology Inc 5.875% 10/1/2033 (d)(f)		1,505,000	1,513,180
Entegris Inc 3.625% 5/1/2029 (d)(f)		1,702,000	1,623,329
Entegris Inc 4.75% 4/15/2029 (f)		4,430,000	4,395,707
Entegris Inc 5.95% 6/15/2030 (f)		9,385,000	9,500,436
ON Semiconductor Corp 3.875% 9/1/2028 (f)		4,025,000	3,923,907
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (i)		1,468,937	1,197,189
			22,153,748
Software - 1.3%
Cloud Software Group Inc 9% 9/30/2029 (f)		7,745,000	7,604,700
Oracle Corp 3.6% 4/1/2040		20,545,000	14,814,812
Oracle Corp 4.55% 2/4/2029		920,000	908,903
Oracle Corp 4.95% 2/4/2031		3,062,000	2,995,200
Oracle Corp 5.35% 5/4/2033		3,070,000	2,985,176
Oracle Corp 5.7% 2/4/2036		1,547,000	1,485,659
Oracle Corp 6.55% 2/4/2046		1,547,000	1,438,703
Oracle Corp 6.7% 2/4/2056		1,547,000	1,425,719
Oracle Corp 6.85% 2/4/2066		309,000	283,906
Oracle Corp U.S. SOFR Averages Index + 1.11%, 4.7772% 2/4/2029 (i)(j)		1,550,000	1,539,014
Rackspace Finance LLC 3.5% 5/15/2028 (f)		6,437,850	3,170,641
			38,652,433
Technology Hardware, Storage & Peripherals - 0.3%
Seagate Data Storage Technology Pte Ltd 5.75% 12/1/2034 (f)		4,045,000	4,114,546
Seagate Data Storage Technology Pte Ltd 5.875% 7/15/2030 (f)		2,565,000	2,620,678
Seagate Data Storage Technology Pte Ltd 8.25% 12/15/2029 (f)		938,000	980,289
Seagate Data Storage Technology Pte Ltd 8.5% 7/15/2031 (f)		1,625,000	1,702,152
			9,417,665
TOTAL INFORMATION TECHNOLOGY			120,589,392
Materials - 6.7%
Chemicals - 4.0%
Advancion Sciences Inc 9.25% 11/1/2026 pay-in-kind (f)(i)		7,215,990	5,790,832
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (f)		1,225,000	1,272,026
Celanese US Holdings LLC 6.5% 4/15/2030 (d)		2,200,000	2,250,433
Celanese US Holdings LLC 6.75% 4/15/2033 (d)		7,150,000	7,364,378
Celanese US Holdings LLC 6.879% 7/15/2032 (d)(i)		3,010,000	3,189,944
Celanese US Holdings LLC 7% 2/15/2031 (d)		4,560,000	4,744,671
Celanese US Holdings LLC 7.05% 11/15/2030 (d)(i)		2,955,000	3,171,956
Celanese US Holdings LLC 7.2% 11/15/2033 (d)(i)		2,055,000	2,221,841
Celanese US Holdings LLC 7.375% 2/15/2034 (d)		8,095,000	8,475,336
Chemours Co/The 4.625% 11/15/2029 (d)(f)		1,213,000	1,163,495
Chemours Co/The 5.75% 11/15/2028 (f)		5,817,000	5,804,090
Chemours Co/The 7.875% 3/15/2034 (f)		3,770,000	3,855,274
Chemours Co/The 8% 1/15/2033 (d)(f)		3,905,000	4,024,844
CompoSecure Holdings LLC 5.625% 2/1/2033 (d)(f)		6,145,000	6,023,268
GPD Cos Inc 12.5% 12/31/2029 pay-in-kind (f)		2,777,577	1,735,986
Mativ Holdings Inc 8% 10/1/2029 (f)		6,327,000	6,123,538
Olin Corp 5% 2/1/2030 (d)		9,230,000	8,945,660
Olin Corp 6.625% 4/1/2033 (d)(f)		5,400,000	5,349,494
Olympus Water US Holding Corp 6.25% 10/1/2029 (d)(f)		5,040,000	4,926,267
Olympus Water US Holding Corp 6.75% 8/1/2032 (d)(f)		4,640,000	4,497,440
Olympus Water US Holding Corp 7.25% 2/15/2033 (d)(f)		6,128,000	5,989,770
Olympus Water US Holding Corp 7.25% 6/15/2031 (d)(f)		380,000	382,253
Perimeter Holdings LLC 6.25% 1/15/2034 (f)		3,015,000	3,000,468
Tronox Inc 4.625% 3/15/2029 (d)(f)		8,597,000	7,194,529
WR Grace Holdings LLC 5.625% 8/15/2029 (f)		7,540,000	7,193,901
WR Grace Holdings LLC 6.625% 8/15/2032 (f)		4,455,000	4,421,923
WR Grace Holdings LLC 7% 8/1/2033 (f)		2,065,000	2,051,247
			121,164,864
Construction Materials - 0.5%
Quikrete Holdings Inc 6.375% 3/1/2032 (f)		8,720,000	8,857,585
Quikrete Holdings Inc 6.75% 3/1/2033 (d)(f)		4,171,000	4,229,664
Smyrna Ready Mix Concrete LLC 6% 11/1/2028 (f)		3,880,000	3,876,829
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (f)		960,000	1,005,179
			17,969,257
Containers & Packaging - 0.7%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (f)		3,840,000	3,593,911
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.25% 1/30/2031 (f)		1,625,000	1,636,059
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (f)		4,075,000	3,833,830
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (d)(f)		3,142,000	2,850,819
Crown Americas LLC 5.875% 6/1/2033 (d)		4,185,000	4,215,433
Graphic Packaging International LLC 3.75% 2/1/2030 (d)(f)		1,600,000	1,494,406
Graphic Packaging International LLC 6.375% 7/15/2032 (d)(f)		2,589,000	2,583,919
			20,208,377
Metals & Mining - 1.5%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (f)		10,362,000	10,663,283
Alumina Pty Ltd 6.375% 9/15/2032 (f)		5,480,000	5,634,322
Century Aluminum Co 6.875% 8/1/2032 (f)		2,645,000	2,738,080
Cleveland-Cliffs Inc 7% 3/15/2032 (d)(f)		1,079,000	1,078,327
Cleveland-Cliffs Inc 7.375% 5/1/2033 (d)(f)		1,530,000	1,546,262
Cleveland-Cliffs Inc 7.625% 1/15/2034 (d)(f)		1,775,000	1,792,989
Commercial Metals Co 3.875% 2/15/2031		1,685,000	1,566,099
Commercial Metals Co 5.75% 11/15/2033 (f)		4,070,000	4,076,805
Commercial Metals Co 6% 12/15/2035 (d)(f)		4,070,000	4,065,974
Kaiser Aluminum Corp 5.875% 3/1/2034 (d)(f)		3,020,000	3,024,723
Novelis Corp 3.875% 8/15/2031 (d)(f)		1,475,000	1,340,819
Novelis Corp 6.375% 8/15/2033 (f)		1,485,000	1,491,233
Novelis Corp 6.875% 1/30/2030 (d)(f)		4,820,000	4,941,541
			43,960,457
TOTAL MATERIALS			203,302,955
Real Estate - 2.8%
Diversified REITs - 0.8%
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (f)		8,910,000	8,609,296
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (f)		7,795,000	7,658,711
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 8.625% 6/15/2032 (f)		3,730,000	3,903,835
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 8.625% 6/15/2032 (f)		3,345,000	3,500,891
			23,672,733
Health Care REITs - 1.0%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (f)		3,760,000	3,663,188
MPT Operating Partnership LP / MPT Finance Corp 0.993% 10/15/2026	EUR	1,290,000	1,476,933
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031		5,330,000	3,820,426
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029		3,925,000	3,247,874
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027		13,019,000	12,693,473
Omega Healthcare Investors Inc 3.25% 4/15/2033		6,131,000	5,426,354
			30,328,248
Hotel & Resort REITs - 0.2%
RHP Hotel Properties LP / RHP Finance Corp 5.75% 3/15/2034 (f)		2,705,000	2,688,790
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (d)(f)		2,890,000	2,976,738
			5,665,528
Real Estate Management & Development - 0.6%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (f)		600,000	600,283
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.25% 4/15/2030 (d)(f)		736,000	702,310
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (f)		1,871,000	1,833,310
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (f)		3,310,000	3,534,658
Forestar Group Inc 6.5% 3/15/2033 (f)		4,383,000	4,409,530
Howard Hughes Corp/The 4.125% 2/1/2029 (f)		1,585,000	1,526,120
Howard Hughes Corp/The 4.375% 2/1/2031 (f)		1,350,000	1,264,067
Kennedy-Wilson Inc 4.75% 2/1/2030		3,270,000	3,216,634
Taylor Morrison Communities Inc 5.75% 11/15/2032 (d)(f)		1,485,000	1,500,861
			18,587,773
Specialized REITs - 0.2%
Millrose Properties Inc 6.25% 9/15/2032 (f)		3,025,000	3,038,253
Millrose Properties Inc 6.375% 8/1/2030 (f)		3,010,000	3,048,420
			6,086,673
TOTAL REAL ESTATE			84,340,955
Utilities - 4.3%
Electric Utilities - 3.8%
Clearway Energy Operating LLC 3.75% 1/15/2032 (f)		670,000	617,737
Clearway Energy Operating LLC 3.75% 2/15/2031 (f)		6,965,000	6,517,675
Clearway Energy Operating LLC 4.75% 3/15/2028 (f)		1,030,000	1,023,453
Clearway Energy Operating LLC 5.75% 1/15/2034 (f)		2,370,000	2,370,597
Edison International 4.8% 3/15/2031 (d)		3,064,000	2,990,867
Edison International 6.25% 3/15/2030		2,773,000	2,866,400
Edison International 7.875% 6/15/2054 (i)		2,935,000	3,027,570
Edison International 8.125% 6/15/2053 (i)		2,370,000	2,431,461
Hawaiian Electric Co Inc 6% 10/1/2033 (f)		2,210,000	2,217,375
NRG Energy Inc 3.625% 2/15/2031 (f)		680,000	631,677
NRG Energy Inc 3.875% 2/15/2032 (f)		5,000	4,626
NRG Energy Inc 5.25% 6/15/2029 (f)		5,650,000	5,629,029
NRG Energy Inc 5.75% 1/15/2034 (f)		4,595,000	4,561,055
NRG Energy Inc 5.75% 7/15/2029 (f)		3,530,000	3,528,391
NRG Energy Inc 5.875% 5/15/2034 (f)		1,625,000	1,619,154
NRG Energy Inc 6% 1/15/2036 (f)		4,595,000	4,563,556
NRG Energy Inc 6% 2/1/2033 (d)(f)		3,170,000	3,194,510
NRG Energy Inc 6.125% 5/15/2036 (f)		1,735,000	1,728,444
NRG Energy Inc 6.25% 11/1/2034 (f)		3,438,000	3,477,984
Pacific Gas and Electric Co 5.2% 5/1/2036		600,000	584,417
Pacific Gas and Electric Co 6% 5/1/2056		1,240,000	1,181,213
PacifiCorp 7.375% 9/15/2055 (d)(i)		4,121,000	4,178,162
PG&E Corp 5% 7/1/2028		1,790,000	1,781,240
PG&E Corp 5.25% 7/1/2030		13,334,000	13,200,201
PG&E Corp 6.85% 9/15/2056 (d)(i)		5,062,000	5,060,986
PG&E Corp 7.375% 3/15/2055 (i)		5,237,000	5,386,553
Sierra Pacific Power Co 6.375% 9/15/2056 (i)		5,898,000	5,873,895
Vistra Operations Co LLC 6.875% 4/15/2032 (d)(f)		3,230,000	3,372,033
Vistra Operations Co LLC 7.75% 10/15/2031 (f)		2,240,000	2,349,155
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (d)(f)		1,894,000	1,969,633
XPLR Infrastructure Operating Partners LP 7.75% 4/15/2034 (d)(f)		6,805,000	7,132,668
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (d)(f)		3,020,000	3,227,069
XPLR Infrastructure Operating Partners LP 8.625% 3/15/2033 (d)(f)		4,725,000	5,063,384
			113,362,170
Independent Power and Renewable Electricity Producers - 0.5%
AES Corp/The 6.95% 7/15/2055 (i)		3,229,000	3,150,045
Alpha Generation LLC 6.25% 1/15/2034 (f)		3,055,000	3,034,118
Alpha Generation LLC 6.75% 10/15/2032 (f)		1,325,000	1,357,073
Sunnova Energy Corp 5.875% (b)(f)(l)		6,514,000	16,285
Talen Energy Supply LLC 6.25% 2/1/2034 (f)		4,605,000	4,570,632
Talen Energy Supply LLC 6.5% 2/1/2036 (f)		4,605,000	4,622,438
			16,750,591
TOTAL UTILITIES			130,112,761
TOTAL UNITED STATES			1,956,441,790
ZAMBIA - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
First Quantum Minerals Ltd 6.375% 2/15/2036 (f)		2,910,000	2,857,329
First Quantum Minerals Ltd 7.25% 2/15/2034 (f)		1,655,000	1,706,206
First Quantum Minerals Ltd 8% 3/1/2033 (f)		2,455,000	2,574,436
First Quantum Minerals Ltd 8.625% 6/1/2031 (f)		285,000	296,761

TOTAL ZAMBIA			7,434,732
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $2,326,785,942)			2,332,001,404

Non-Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Information Technology - 0.1%
Software - 0.1%
Strategy Inc 11.5% (n) (Cost $2,748,922)	31,512	3,143,322

Preferred Securities - 3.0%
	Principal Amount (a)	Value ($)
FRANCE - 0.3%
Financials - 0.3%
Banks - 0.3%
BNP Paribas SA 7.2% (f)(i)(p)	4,490,000	4,529,095
BNP Paribas SA 7.45% (f)(i)(p)	2,950,000	3,131,451

TOTAL FRANCE		7,660,546
RUSSIA - 0.0%
Financials - 0.0%
Banks - 0.0%
Tinkoff Bank JSC Via TCS Finance Ltd loan participation 6% (b)(f)(i)(l)(p)	100,000	5,000
UNITED KINGDOM - 0.1%
Financials - 0.1%
Banks - 0.1%
HSBC Holdings PLC 6.75% (i)(p)	2,505,000	2,554,664
HSBC Holdings PLC 7% (i)(p)	1,515,000	1,556,849

TOTAL UNITED KINGDOM		4,111,513
UNITED STATES - 2.6%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Energy Transfer LP 6.625% (i)(p)	2,948,000	3,013,357
Energy Transfer LP Series G, 7.125% (i)(p)	1,470,000	1,557,478
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.0241% (i)(j)(p)	10,168,000	10,333,325
Sunoco LP 7.875% (f)(i)(p)	5,410,000	5,653,297
TOTAL ENERGY		20,557,457
Financials - 1.3%
Banks - 0.9%
Bank of America Corp 6.25% (i)(p)	2,945,000	2,978,954
BW Real Estate Inc 9.5% (d)(f)(i)(p)	4,583,000	4,703,115
Citigroup Inc 6.5% (i)(p)	305,000	311,042
Citigroup Inc 6.625% (i)(p)	4,560,000	4,734,290
JPMorgan Chase & Co 6.1% (i)(p)	7,495,000	7,495,001
Wells Fargo & Co 6.125% (i)(p)	4,580,000	4,629,390
		24,851,792
Consumer Finance - 0.4%
Ally Financial Inc 4.7% (d)(i)(p)	4,385,000	4,415,961
Ally Financial Inc 4.7% (d)(i)(p)	3,980,000	3,867,472
Ally Financial Inc 5 year U.S. Treasury Index + 0%, 7.1% (i)(j)(p)	4,015,000	4,011,839
		12,295,272
Insurance - 0.0%
Alliant Holdings LP 10.5% (b)(i)(p)	1,504,390	1,491,281
TOTAL FINANCIALS		38,638,345
Industrials - 0.6%
Trading Companies & Distributors - 0.6%
Aircastle Ltd 5.25% (f)(i)(p)	5,175,000	5,199,903
Sumisho Air Lease Corp 4.125% (i)(p)	9,799,000	9,719,769
Sumisho Air Lease Corp 4.65% (i)(p)	3,623,000	3,627,852
TOTAL INDUSTRIALS		18,547,524
TOTAL UNITED STATES		77,743,326
TOTAL PREFERRED SECURITIES (Cost $82,562,299)		89,520,385

U.S. Treasury Obligations - 2.4%
	Yield (%) (r)	Principal Amount (a)	Value ($)
US Treasury Bonds 4.625% 2/15/2046	4.57 to 4.91	7,035,000	6,718,425
US Treasury Notes 4% 2/15/2034	3.92 to 4.74	67,514,000	66,316,681
TOTAL U.S. TREASURY OBLIGATIONS (Cost $73,488,883)			73,035,106

Money Market Funds - 16.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (s)	3.69	175,210,756	175,245,798
Fidelity Securities Lending Cash Central Fund (s)(t)	3.69	324,976,804	325,009,301
TOTAL MONEY MARKET FUNDS (Cost $500,255,099)			500,255,099

TOTAL INVESTMENT IN SECURITIES - 111.8% (Cost $3,351,374,922)	3,367,685,782
NET OTHER ASSETS (LIABILITIES) - (11.8)%	(354,406,850)
NET ASSETS - 100.0%	3,013,278,932

Currency Abbreviations
EUR	-	European Monetary Unit (Euro)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security.
(c)	Non-income producing.
(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $112,990 or 0.0% of net assets.

(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,966,301,268 or 65.3% of net assets.

(g)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $5,145,896 or 0.2% of net assets.

(h)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(i)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(k)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(l)	Non-income producing - Security is in default.
(m)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $212,838 and $184,637, respectively.

(n)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(o)	Zero coupon bond which is issued at a discount.
(p)	Security is perpetual in nature with no stated maturity date.
(q)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(r)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(s)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(t)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
New Cotai LLC / New Cotai Capital Corp	9/11/2020	623,261

Northeast Grocery Inc	11/8/2021	5,075

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	55,976,972	1,208,933,911	1,089,665,032	2,727,451	(53)	-	175,245,798	175,210,756	0.3%
Fidelity Securities Lending Cash Central Fund	258,518,740	1,003,340,451	936,852,624	1,270,684	2,734	-	325,009,301	324,976,804	0.9%
Total	314,495,712	2,212,274,362	2,026,517,656	3,998,135	2,681	-	500,255,099

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	21,731,410	-	21,512,513	1,196,285	(612,336)	853,846	-	-
	21,731,410	-	21,512,513	1,196,285	(612,336)	853,846	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Sales proceeds amount represents shares tendered under Fidelity Private Credit Company LLC's share repurchase program.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	433,797	-	433,797	-

Bank Loan Obligations
Communication Services	16,786,886	-	16,786,886	-
Consumer Discretionary	62,873,103	-	62,873,103	-
Consumer Staples	2,985,421	-	2,919,772	65,649
Energy	23,914,243	-	21,653,680	2,260,563
Financials	8,943,457	-	7,037,707	1,905,750
Health Care	19,848,066	-	18,500,308	1,347,758
Industrials	36,975,007	-	36,975,007	-
Information Technology	5,108,387	-	5,108,387	-
Materials	67,365,394	-	67,365,394	-
Utilities	6,948,569	-	6,948,569	-

Common Stocks
Communication Services	3,477,729	-	-	3,477,729
Consumer Discretionary	16,262	-	-	16,262
Consumer Staples	102,936	-	-	102,936
Energy	8,234,855	-	-	8,234,855
Health Care	7,765,393	4,508,847	-	3,256,546
Information Technology	5,321,185	766,156	-	4,555,029
Utilities	24	-	-	24

Convertible Corporate Bonds
Communication Services	6,905,994	-	6,905,994	-
Consumer Discretionary	142,589	-	-	142,589
Energy	15,465,028	-	15,465,028	-
Financials	12,561,318	-	12,561,318	-
Industrials	5,715,083	-	5,715,083	-
Information Technology	30,049,771	-	30,049,771	-
Utilities	9,029,943	-	9,029,943	-

Convertible Preferred Stocks
Consumer Discretionary	3,724,361	-	3,724,361	-
Financials	5,682,838	-	-	5,682,838
Information Technology	3,352,827	-	3,352,827	-

Non-Convertible Corporate Bonds
Communication Services	287,133,165	-	287,133,165	-
Consumer Discretionary	286,822,655	-	286,822,655	-
Consumer Staples	57,914,642	-	57,914,642	-
Energy	326,188,367	-	326,188,367	-
Financials	219,162,182	-	219,162,182	-
Health Care	206,744,558	-	206,744,558	-
Industrials	306,246,634	-	306,246,634	-
Information Technology	121,308,345	-	121,308,345	-
Materials	279,705,952	-	279,695,953	9,999
Real Estate	84,340,955	-	84,340,955	-
Utilities	156,433,949	-	156,417,664	16,285

Non-Convertible Preferred Stocks
Information Technology	3,143,322	3,143,322	-	-

Preferred Securities
Energy	20,557,457	-	20,557,457	-
Financials	50,415,404	-	48,919,123	1,496,281
Industrials	18,547,524	-	18,547,524	-

U.S. Treasury Obligations	73,035,106	-	73,035,106	-

Money Market Funds	500,255,099	500,255,099	-	-
Total Investments in Securities:	3,367,685,782	508,673,424	2,826,441,265	32,571,093
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2026 ($)
Common Stocks	27,473,541	25,288,800	(8,156,589)	9,038,725	(34,001,096)	-	-	-	19,643,381	(8,135,646)
Bank Loan Obligations	8,363,952	49,708	3,042,353	6,236,943	(9,701,631)	166,051	259,462	(2,837,118)	5,579,720	(744,403)
Convertible Preferred Stocks	-	-	1,001,253	4,681,585	-	-	-	-	5,682,838	1,001,253
Convertible Corporate Bonds	167,755	-	(35,085)	8,448	-	1,471	-	-	142,589	(35,085)
Preferred Securities	1,482,994	-	13,287	-	-	-	-	-	1,496,281	13,287
Non-Convertible Corporate Bonds	4,759,216	(871,214)	(1,328,393)	1,577,739	(6,492,894)	(31,370)	2,413,200	-	26,284	(1,287,106)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $380,632,518) - See accompanying schedule:
Unaffiliated issuers (cost $2,851,119,823)	$2,867,430,683
Fidelity Central Funds (cost $500,255,099)	500,255,099

Total Investment in Securities (cost $3,351,374,922)		$3,367,685,782
Cash		35,453
Receivable for investments sold
Regular delivery		11,013,478
Delayed delivery		530,000
Receivable for fund shares sold		1,613,419
Dividends receivable		134
Interest receivable		41,460,154
Distributions receivable from Fidelity Central Funds		603,173
Prepaid expenses		813
Total assets		3,422,942,406
Liabilities
Payable for investments purchased
Regular delivery	$64,068,832
Delayed delivery	14,044,637
Payable for fund shares redeemed	2,070,303
Distributions payable	2,714,319
Accrued management fee	1,621,153
Distribution and service plan fees payable	45,258
Other payables and accrued expenses	92,404
Collateral on securities loaned	325,006,568
Total liabilities		409,663,474
Net Assets		$3,013,278,932
Net Assets consist of:
Paid in capital		$3,692,232,646
Total accumulated earnings (loss)		(678,953,714)
Net Assets		$3,013,278,932

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($137,092,078 ÷ 16,810,314 shares)(a)		$8.16
Maximum offering price per share (100/96.00 of $8.16)		$8.50
Class M :
Net Asset Value and redemption price per share ($32,999,710 ÷ 4,046,695 shares)(a)		$8.15
Maximum offering price per share (100/96.00 of $8.15)		$8.49
Class C :
Net Asset Value and offering price per share ($11,661,668 ÷ 1,429,446 shares)(a)		$8.16
Fidelity High Income Fund :
Net Asset Value, offering price and redemption price per share ($2,667,008,202 ÷ 326,854,777 shares)		$8.16
Class I :
Net Asset Value, offering price and redemption price per share ($65,301,270 ÷ 8,004,263 shares)		$8.16
Class Z :
Net Asset Value, offering price and redemption price per share ($99,216,004 ÷ 12,167,662 shares)		$8.15
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends:
Unaffiliated issuers		$3,202,109
Affiliated issuers		1,196,285
Interest		211,755,695
Income from Fidelity Central Funds (including $1,270,684 from security lending)		3,998,135
Security lending		874
Total income		220,153,098
Expenses
Management fee	$19,574,201
Distribution and service plan fees	528,741
Custodian fees and expenses	38,116
Independent trustees' fees and expenses	10,049
Registration fees	156,880
Audit fees	102,742
Legal	18,236
Miscellaneous	11,263
Total expenses before reductions	20,440,228
Expense reductions	(101,538)
Total expenses after reductions		20,338,690
Net Investment income (loss)		199,814,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	38,509,967
Fidelity Central Funds	2,681
Other affiliated issuers	(612,336)
Foreign currency transactions	(5,205)
Total net realized gain (loss)		37,895,107
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	100,321,300
Affiliated issuers	853,846
Assets and liabilities in foreign currencies	47
Total change in net unrealized appreciation (depreciation)		101,175,193
Net gain (loss)		139,070,300
Net increase (decrease) in net assets resulting from operations		$338,884,708
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$199,814,408	$178,976,484
Net realized gain (loss)	37,895,107	(29,702,440)
Change in net unrealized appreciation (depreciation)	101,175,193	75,627,668
Net increase (decrease) in net assets resulting from operations	338,884,708	224,901,712
Distributions to shareholders	(194,519,472)	(168,512,973)

Share transactions - net increase (decrease)	28,711,538	142,938,348
Total increase (decrease) in net assets	173,076,774	199,327,087

Net Assets
Beginning of period	2,840,202,158	2,640,875,071
End of period	$3,013,278,932	$2,840,202,158

Financial Highlights
Fidelity Advisor® High Income Fund Class A

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$7.76	$7.61	$7.43	$7.91	$8.71
Income from Investment Operations
Net investment income (loss) A,B	.513	.497	.449	.387	.345
Net realized and unrealized gain (loss)	.386	.120	.139	(.501)	(.760)
Total from investment operations	.899	.617	.588	(.114)	(.415)
Distributions from net investment income	(.499)	(.467)	(.408)	(.366)	(.385)
Total distributions	(.499)	(.467)	(.408)	(.366)	(.385)
Net asset value, end of period	$8.16	$7.76	$7.61	$7.43	$7.91
Total Return C,D	11.84%	8.21%	8.15%	(1.33)%	(5.02)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.95%	.97%	.99%	1.02%	.99%
Expenses net of fee waivers, if any	.95%	.95%	.98%	1.02%	.99%
Expenses net of all reductions, if any	.95%	.95%	.98%	1.02%	.99%
Net investment income (loss)	6.37%	6.35%	6.03%	5.19%	4.02%
Supplemental Data
Net assets, end of period (000 omitted)	$137,092	$125,519	$118,358	$119,481	$131,926
Portfolio turnover rate G	78%	70% H	43%	35%	54%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class M

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$7.76	$7.61	$7.43	$7.91	$8.71
Income from Investment Operations
Net investment income (loss) A,B	.513	.497	.449	.386	.345
Net realized and unrealized gain (loss)	.376	.120	.139	(.500)	(.761)
Total from investment operations	.889	.617	.588	(.114)	(.416)
Distributions from net investment income	(.499)	(.467)	(.408)	(.366)	(.384)
Total distributions	(.499)	(.467)	(.408)	(.366)	(.384)
Net asset value, end of period	$8.15	$7.76	$7.61	$7.43	$7.91
Total Return C,D	11.71%	8.20%	8.15%	(1.34)%	(5.03)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.95%	.97%	1.00%	1.03%	1.00%
Expenses net of fee waivers, if any	.95%	.95%	.98%	1.02%	1.00%
Expenses net of all reductions, if any	.95%	.95%	.98%	1.02%	1.00%
Net investment income (loss)	6.37%	6.35%	6.03%	5.18%	4.01%
Supplemental Data
Net assets, end of period (000 omitted)	$33,000	$31,852	$30,592	$28,957	$30,231
Portfolio turnover rate G	78%	70% H	43%	35%	54%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class C

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$7.76	$7.61	$7.43	$7.91	$8.71
Income from Investment Operations
Net investment income (loss) A,B	.453	.439	.392	.330	.281
Net realized and unrealized gain (loss)	.386	.119	.138	(.501)	(.763)
Total from investment operations	.839	.558	.530	(.171)	(.482)
Distributions from net investment income	(.439)	(.408)	(.350)	(.309)	(.318)
Total distributions	(.439)	(.408)	(.350)	(.309)	(.318)
Net asset value, end of period	$8.16	$7.76	$7.61	$7.43	$7.91
Total Return C,D	11.01%	7.40%	7.32%	(2.09)%	(5.75)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.70%	1.72%	1.76%	1.79%	1.76%
Expenses net of fee waivers, if any	1.70%	1.70%	1.75%	1.79%	1.76%
Expenses net of all reductions, if any	1.70%	1.70%	1.75%	1.79%	1.76%
Net investment income (loss)	5.62%	5.60%	5.26%	4.42%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$11,662	$10,736	$10,073	$12,311	$17,027
Portfolio turnover rate G	78%	70% H	43%	35%	54%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® High Income Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$7.77	$7.61	$7.43	$7.91	$8.71
Income from Investment Operations
Net investment income (loss) A,B	.537	.520	.471	.408	.371
Net realized and unrealized gain (loss)	.376	.130	.138	(.500)	(.761)
Total from investment operations	.913	.650	.609	(.092)	(.390)
Distributions from net investment income	(.523)	(.490)	(.429)	(.388)	(.410)
Total distributions	(.523)	(.490)	(.429)	(.388)	(.410)
Net asset value, end of period	$8.16	$7.77	$7.61	$7.43	$7.91
Total Return C	12.02%	8.66%	8.46%	(1.04)%	(4.75)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.66%	.67%	.70%	.73%	.70%
Expenses net of fee waivers, if any	.66%	.66%	.69%	.73%	.70%
Expenses net of all reductions, if any	.66%	.66%	.69%	.73%	.70%
Net investment income (loss)	6.66%	6.64%	6.32%	5.48%	4.31%
Supplemental Data
Net assets, end of period (000 omitted)	$2,667,008	$2,463,453	$2,366,574	$2,566,789	$3,181,308
Portfolio turnover rate F	78%	70% G	43%	35%	54%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class I

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$7.76	$7.61	$7.43	$7.91	$8.71
Income from Investment Operations
Net investment income (loss) A,B	.533	.520	.465	.401	.390
Net realized and unrealized gain (loss)	.386	.117	.137	(.499)	(.774)
Total from investment operations	.919	.637	.602	(.098)	(.384)
Distributions from net investment income	(.519)	(.487)	(.422)	(.382)	(.416)
Total distributions	(.519)	(.487)	(.422)	(.382)	(.416)
Net asset value, end of period	$8.16	$7.76	$7.61	$7.43	$7.91
Total Return C	12.12%	8.47%	8.35%	(1.12)%	(4.68)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.70%	.71%	.81%	.85%	.72%
Expenses net of fee waivers, if any	.70%	.70%	.79%	.80%	.71%
Expenses net of all reductions, if any	.70%	.70%	.79%	.80%	.71%
Net investment income (loss)	6.62%	6.60%	6.22%	5.41%	4.29%
Supplemental Data
Net assets, end of period (000 omitted)	$65,301	$54,645	$58,026	$110,904	$84,814
Portfolio turnover rate F	78%	70% G	43%	35%	54%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class Z

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$7.76	$7.61	$7.43	$7.91	$8.71
Income from Investment Operations
Net investment income (loss) A,B	.543	.523	.476	.415	.378
Net realized and unrealized gain (loss)	.374	.122	.138	(.502)	(.763)
Total from investment operations	.917	.645	.614	(.087)	(.385)
Distributions from net investment income	(.527)	(.495)	(.434)	(.393)	(.415)
Total distributions	(.527)	(.495)	(.434)	(.393)	(.415)
Net asset value, end of period	$8.15	$7.76	$7.61	$7.43	$7.91
Total Return C	12.10%	8.58%	8.53%	(.98)%	(4.68)%
Ratios to Average Net Assets A,D,E
Expenses before reductions	.60%	.61%	.65%	.66%	.64%
Expenses net of fee waivers, if any	.60%	.60%	.64%	.66%	.63%
Expenses net of all reductions, if any	.60%	.60%	.64%	.66%	.63%
Net investment income (loss)	6.72%	6.70%	6.37%	5.54%	4.37%
Supplemental Data
Net assets, end of period (000 omitted)	$99,216	$153,998	$57,252	$58,023	$133,498
Portfolio turnover rate F	78%	70% G	43%	35%	54%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z shares are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invested in Fidelity Private Credit Company LLC, which is an affiliated limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund had no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Fund indirectly bore its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2026 was 9.59%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$112,418,563
Gross unrealized depreciation	(70,548,990)
Net unrealized appreciation (depreciation)	$41,869,573
Tax Cost	$3,325,816,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,056,581
Capital loss carryforward	$(728,879,919)
Net unrealized appreciation (depreciation) on securities and other investments	$41,869,623

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(74,694,216)
Long-term	(654,185,703)
Total capital loss carryforward	$(728,879,919)

Due to a merger in a prior period, approximately $11,659,421 of the Fund's realized losses were subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $2,460,497 of those capital losses per year to offset capital gains. These realized losses were acquired from Fidelity Global High Income Fund when it merged into the Fund on September 13, 2024.

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$194,519,472	$168,512,973

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Fund	2,183,179,637	2,290,116,184
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.71
Class M	.72
Class C	.74
Fidelity High Income Fund	.67
Class I	.76
Class Z	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.69
Class M	.69
Class C	.69
Fidelity High Income Fund	.65
Class I	.69
Class Z	.59

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	334,384	9,329
Class M	- %	.25%	81,045	405
Class C	.75%	.25%	113,312	11,835
			528,741	21,569

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	11,328
Class M	2,518
Class C A	241
14,087

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity High Income Fund	1,842

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity High Income Fund	1,478,947	1,294,668	410,024
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity High Income Fund	3,673
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity High Income Fund	137,267	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity High Income Fund	69,718,268
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2027. During the period, this waiver reduced the Fund's management fee by $66,991.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $34,547.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity High Income Fund
Distributions to shareholders
Class A	$8,284,815	$7,515,023
Class M	2,005,766	1,922,874
Class C	617,339	592,276
Fidelity High Income Fund	169,209,881	150,562,622
Class I	3,699,760	3,523,403
Class Z	10,701,911	4,396,775
Total	$194,519,472	$168,512,973
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2026	Year ended April 30, 2025	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity High Income Fund
Class A
Shares sold	2,628,961	2,765,764	$21,263,600	$21,766,962
Issued in exchange for the shares of the Acquired Fund(s)	-	999,256	-	7,914,122
Reinvestment of distributions	950,290	878,589	7,670,490	6,900,156
Shares redeemed	(2,939,739)	(4,033,889)	(23,734,598)	(31,705,247)
Net increase (decrease)	639,512	609,720	$5,199,492	$4,875,993
Class M
Shares sold	395,889	348,687	$3,204,013	$2,726,098
Issued in exchange for the shares of the Acquired Fund(s)	-	324,134	-	2,567,153
Reinvestment of distributions	225,283	216,979	1,817,798	1,703,988
Shares redeemed	(678,231)	(808,332)	(5,473,535)	(6,343,195)
Net increase (decrease)	(57,059)	81,468	$(451,724)	$654,044
Class C
Shares sold	394,975	455,252	$3,191,542	$3,571,383
Issued in exchange for the shares of the Acquired Fund(s)	-	140,245	-	1,110,732
Reinvestment of distributions	75,475	72,908	609,497	573,108
Shares redeemed	(423,709)	(609,489)	(3,420,666)	(4,775,132)
Net increase (decrease)	46,741	58,916	$380,373	$480,091
Fidelity High Income Fund
Shares sold	70,944,548	55,866,553	$571,811,444	$434,557,181
Issued in exchange for the shares of the Acquired Fund(s)	-	7,108,722	-	56,301,115
Reinvestment of distributions	16,733,542	15,023,075	135,132,544	118,034,502
Shares redeemed	(78,024,890)	(71,927,843)	(629,524,600)	(563,257,986)
Net increase (decrease)	9,653,200	6,070,507	$77,419,388	$45,634,812
Class I
Shares sold	2,398,028	11,634,766	$19,441,972	$90,465,919
Issued in exchange for the shares of the Acquired Fund(s)	-	329,320	-	2,608,217
Reinvestment of distributions	438,368	422,686	3,540,330	3,320,372
Shares redeemed	(1,869,469)	(12,975,210)	(15,049,310)	(101,165,442)
Net increase (decrease)	966,927	(588,438)	$7,932,992	$(4,770,934)
Class Z
Shares sold	8,140,973	15,506,611	$65,262,796	$121,066,894
Reinvestment of distributions	692,746	508,756	5,591,866	3,996,641
Shares redeemed	(16,508,251)	(3,701,141)	(132,623,645)	(28,999,193)
Net increase (decrease)	(7,674,532)	12,314,226	$(61,768,983)	$96,064,342
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
14. Prior Fiscal Year Reorganization Information.
On September 13, 2024, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Global High Income Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board"). The securities held by the Acquired Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Global High Income Fund	72,413,424	(1,544,779)
Class A			7,914,122	999,256	1.1121843434
Class M			2,567,153	324,134	1.1120833333
Class C			1,110,732	140,245	1.1123232323
Global High Income			56,301,115	7,108,722	1.1123106061
Class I			2,608,217	329,320	1.1123358586

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity High Income Fund	2,673,808,159	2,744,309,498

Pro forma results of operations of the combined entity for the entire period ended April 30,2025, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$180,542,672
Total net realized gain (loss)	(30,426,490)
Total change in net unrealized appreciation (depreciation)	78,877,329
Net increase (decrease) in net assets resulting from operations	$228,993,511

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's Statement of Operations since September 13, 2024.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the five years in the period ended April 30, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $139,916,735 of distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $194,519,473 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703464.128
SPH-ANN-0626
Fidelity® Focused High Income Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Focused High Income Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Bbam US CLO I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 6.6731% 3/30/2038 (e)(f)(k)	125,000	125,099
Carlyle US CLO Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 9.4166% 10/25/2037 (e)(f)(k)	150,000	150,159
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 7.4304% 1/17/2038 (e)(f)(k)	100,000	99,547
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		374,805
TOTAL ASSET-BACKED SECURITIES (Cost $375,000)		374,805

Bank Loan Obligations - 6.0%
	Principal Amount (a)	Value ($)
FRANCE - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 6.875%, 10.5481% 5/31/2031 (d)(e)(f)	124,927	127,136
SWITZERLAND - 0.3%
Materials - 0.3%
Chemicals - 0.3%
Consolidated Energy Finance SA 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 11/15/2030 (d)(e)(f)	115,000	109,873
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1634% 11/15/2030 (d)(e)(f)	589,342	565,863

TOTAL SWITZERLAND		675,736
UNITED KINGDOM - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
EG America LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 2/10/2031 (d)(e)(f)	145,000	145,000
UNITED STATES - 5.5%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.2%
Uniti Services LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 10/6/2032 (d)(e)(f)	339,150	339,150
Entertainment - 0.1%
OAK-Eagle Acquireco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 0% 3/24/2033 (d)(e)(f)(g)	175,000	175,044
TOTAL COMMUNICATION SERVICES		514,194
Consumer Discretionary - 1.1%
Automobile Components - 0.1%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 1/28/2032 (d)(e)(f)	189,050	189,838
Broadline Retail - 0.2%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/23/2032 (d)(e)(f)	379,397	381,388
Diversified Consumer Services - 0.1%
TKC Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.168% 8/19/2030 (d)(e)(f)	195,000	193,781
Hotels, Restaurants & Leisure - 0.5%
Fertitta Entertainment LLC/NV Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/29/2029 (d)(e)(f)	649,817	643,860
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9612% 6/1/2028 (d)(e)(f)	420,973	400,627
		1,044,487
Specialty Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.5023% 6/6/2031 (d)(e)(f)	212,834	177,078
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6523% 6/6/2031 (d)(e)(f)	99,241	87,994
Wand NewCo 3 Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 1/30/2031 (d)(e)(f)	131,034	131,187
		396,259
TOTAL CONSUMER DISCRETIONARY		2,205,753
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6996% 9/20/2030 (d)(e)(f)	233,825	227,201
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (d)(e)(f)(h)	672,350	432,758
Financials - 0.9%
Capital Markets - 0.0%
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.4132% 2/3/2032 (d)(e)(f)	64,513	64,392
Financial Services - 0.6%
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 7/31/2031 (d)(e)(f)	296,257	290,087
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 7/31/2031 (d)(e)(f)	124,375	121,825
Vci Asset Holdings 3 LLC Tranche TL, term loan 6.875% 4/15/2031 (c)(d)	125,000	123,750
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1619% 2/20/2032 (d)(e)(f)	432,150	432,219
		967,881
Insurance - 0.3%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 11/6/2030 (d)(e)(f)	4,938	4,851
Alliant Hldgs Intermediate LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 9/19/2031 (d)(e)(f)	193,839	193,456
Asurion LLC Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4134% 2/23/2033 (d)(e)(f)	475,295	467,177
		665,484
TOTAL FINANCIALS		1,697,757
Health Care - 0.6%
Health Care Equipment & Supplies - 0.3%
Bausch + Lomb Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4022% 1/15/2031 (d)(e)(f)	661,675	664,778
Health Care Providers & Services - 0.0%
Cano Health LLC Tranche INITIAL EXCHANGE TERM LOANS 1LN, term loan CME Term SOFR 3 month Index + 10%, 13.6996% 6/28/2029 (c)(d)(e)(f)	144,562	101,193
Pharmaceuticals - 0.3%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9022% 10/8/2030 (d)(e)(f)	512,249	498,034
TOTAL HEALTH CARE		1,264,005
Industrials - 0.5%
Aerospace & Defense - 0.0%
TransDigm Inc Tranche N 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 2/13/2033 (d)(e)(f)	55,000	55,079
Commercial Services & Supplies - 0.3%
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.9277% 9/4/2030 (d)(e)(f)	571,324	395,356
CSC ServiceWorks East LLC Tranche INITIAL FL1O 1LN, term loan CME Term SOFR 1 month Index + 5.43%, 9.0961% 9/4/2030 (d)(e)(f)	98,019	99,600
		494,956
Ground Transportation - 0.2%
Genesee & Wyoming Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.4496% 4/10/2031 (d)(e)(f)	389,075	389,308
Machinery - 0.0%
Beach Acquisition Bidco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 6.9496% 9/13/2032 (d)(e)(f)	24,938	25,016
TOTAL INDUSTRIALS		964,359
Information Technology - 0.6%
IT Services - 0.1%
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9347% 2/10/2028 (d)(e)(f)	220,729	206,421
Software - 0.5%
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 12/11/2028 (d)(e)(f)	291,979	286,712
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6996% 8/31/2028 (d)(e)(f)	774,527	750,966
		1,037,678
TOTAL INFORMATION TECHNOLOGY		1,244,099
Materials - 1.2%
Chemicals - 1.0%
Chemours Co/The Tranche B3 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 10/15/2032 (d)(e)(f)	269,325	268,315
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 7.7246% 7/3/2028 (d)(e)(f)	360,910	333,391
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6523% 3/15/2029 (d)(e)(f)	305,267	295,498
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 8/25/2031 (d)(e)(f)	390,000	384,638
Mativ Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1522% 4/4/2033 (d)(e)(f)	300,000	297,000
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1788% 9/30/2031 (d)(e)(f)	328,463	278,139
		1,856,981
Containers & Packaging - 0.2%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 6.8272% 4/13/2029 (d)(e)(f)	445,000	423,507
TOTAL MATERIALS		2,280,488
Utilities - 0.0%
Electric Utilities - 0.0%
NRG Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.4189% 4/16/2031 (d)(e)(f)	24,810	24,849
Independent Power and Renewable Electricity Producers - 0.0%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.1727% 3/29/2030 (d)(e)(f)	95,117	95,671
TOTAL UTILITIES		120,520
TOTAL UNITED STATES		10,951,134
TOTAL BANK LOAN OBLIGATIONS (Cost $12,166,965)		11,899,006

Common Stocks - 0.1%
	Shares	Value ($)
FRANCE - 0.0%
Communication Services - 0.0%
Media - 0.0%
Altice France Holding SA (c)	2,330	35,002
UNITED STATES - 0.1%
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Cano Health LLC (b)(c)	20,400	196,248
Cano Health LLC warrants 6/28/2029 (b)(c)	627	1,104

TOTAL UNITED STATES		197,352
TOTAL COMMON STOCKS (Cost $443,213)		232,354

Convertible Corporate Bonds - 0.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.1%
Communication Services - 0.1%
Media - 0.1%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind (f) (Cost $82,810)	75,283	282,452

Non-Convertible Corporate Bonds - 85.5%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
Fortescue Treasury Pty Ltd 4.375% 4/1/2031 (k)	93,000	88,865
Fortescue Treasury Pty Ltd 4.5% 9/15/2027 (k)	385,000	381,997
Fortescue Treasury Pty Ltd 6.125% 4/15/2032 (k)	75,000	77,511
Mineral Resources Ltd 6% 5/1/2032 (k)	85,000	84,322
Mineral Resources Ltd 6.25% 5/1/2034 (k)	95,000	93,658

TOTAL AUSTRALIA		726,353
BAILIWICK OF JERSEY - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
A&K Travel Group Holdings Ltd 7.5% 5/15/2033 (k)	200,000	200,986
BRAZIL - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
ERO Copper Corp 6.5% 2/15/2030 (k)	480,000	479,035
CANADA - 2.9%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.4%
TELUS Corp 6.375% 6/9/2056 (f)	235,000	235,027
TELUS Corp 6.625% 10/15/2055 (f)	155,000	156,732
TELUS Corp 6.625% 6/9/2056 (f)	155,000	154,147
TELUS Corp 7% 10/15/2055 (f)	230,000	237,895
		783,801
Wireless Telecommunication Services - 0.3%
Rogers Communications Inc 6.875% 7/31/2056 (f)	670,000	680,450
TOTAL COMMUNICATION SERVICES		1,464,251
Consumer Discretionary - 0.8%
Hotels, Restaurants & Leisure - 0.8%
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (k)	635,000	604,113
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (k)	1,010,000	1,027,816
TOTAL CONSUMER DISCRETIONARY		1,631,929
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
South Bow Canadian Infrastructure Holdings Ltd 7.5% 3/1/2055 (f)	72,000	76,121
TransCanada PipeLines Ltd 6.125% 10/17/2056 (f)	300,000	301,313
TOTAL ENERGY		377,434
Industrials - 0.4%
Commercial Services & Supplies - 0.4%
Wrangler Holdco Corp 6.625% 4/1/2032 (k)	800,000	825,294
Information Technology - 0.1%
Software - 0.1%
Open Text Corp 3.875% 12/1/2029 (k)	150,000	135,193
Materials - 0.5%
Chemicals - 0.3%
Methanex Corp 5.25% 12/15/2029	95,000	94,418
NOVA Chemicals Corp 5.25% 6/1/2027 (k)	470,000	469,797
		564,215
Metals & Mining - 0.2%
Capstone Copper Corp 6.75% 3/31/2033 (k)	225,000	228,978
Champion Iron Canada Inc 7.875% 7/15/2032 (k)	95,000	99,570
		328,548
TOTAL MATERIALS		892,763
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
TransAlta Corp 5.875% 2/1/2034	195,000	194,512
TransAlta Corp 6.5% 3/15/2040	200,000	200,202
TOTAL UTILITIES		394,714
TOTAL CANADA		5,721,578
COLOMBIA - 0.3%
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 5.375% 12/30/2030 (k)	440,708	408,492
EnfraGen Energia Sur SAU/ EnfraGen Chile SpA/ EnfraGen Spain SAU 8.499% 6/30/2032 (k)	115,000	118,824

TOTAL COLOMBIA		527,316
CONGO DEMOCRATIC REPUBLIC OF - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Ivanhoe Mines Ltd 7.875% 1/23/2030 (k)	150,000	152,360
DENMARK - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
GENMAB A/S/GENMAB FINANCE LLC 6.25% 12/15/2032 (k)	190,000	194,988
FRANCE - 0.3%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Altice France SA 6.5% 4/15/2032 (k)	146,768	144,351
Energy - 0.2%
Energy Equipment & Services - 0.2%
Vallourec SACA 7.5% 4/15/2032 (k)	364,000	383,800
TOTAL FRANCE		528,151
GERMANY - 0.2%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
ZF North America Capital Inc 6.75% 4/23/2030 (i)(k)	260,000	258,285
ZF North America Capital Inc 6.875% 4/23/2032 (i)(k)	205,000	200,605

TOTAL GERMANY		458,890
GRAND CAYMAN (UK OVERSEAS TER) - 0.3%
Financials - 0.3%
Financial Services - 0.3%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (k)	555,000	562,943
GUATEMALA - 0.2%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Millicom International Cellular SA 4.5% 4/27/2031 (k)	145,000	135,459
Millicom International Cellular SA 5.125% 1/15/2028 (k)	360,000	357,300

TOTAL GUATEMALA		492,759
IRELAND - 0.8%
Financials - 0.7%
Consumer Finance - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 1/31/2056 (f)	570,000	580,264
Financial Services - 0.4%
GGAM Finance Ltd 5.875% 3/15/2030 (k)	300,000	302,211
GGAM Finance Ltd 6.875% 4/15/2029 (k)	260,000	265,624
GGAM Finance Ltd 8% 2/15/2027 (k)	305,000	306,395
		874,230
TOTAL FINANCIALS		1,454,494
Industrials - 0.1%
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd 4.85% 4/1/2033 (k)	195,000	188,080
TOTAL IRELAND		1,642,574
ISRAEL - 0.2%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030	300,000	307,915
LUXEMBOURG - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Breakwater Energy Holdings Sarl 9.25% 11/15/2030 (k)	90,000	95,848
NETHERLANDS - 0.1%
Communication Services - 0.1%
Media - 0.1%
VZ Secured Financing BV 5% 1/15/2032 (k)	255,000	223,449
NORWAY - 0.4%
Energy - 0.4%
Energy Equipment & Services - 0.4%
Seadrill Finance Ltd 8.375% 8/1/2030 (k)	340,000	356,429
TGS ASA 8.5% 1/15/2030 (k)	440,000	459,489

TOTAL NORWAY		815,918
PANAMA - 0.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.2%
Sable International Finance Ltd 7.125% 10/15/2032 (k)	480,000	481,608
Wireless Telecommunication Services - 0.2%
C&W Senior Finance Ltd 9% 1/15/2033 (k)	360,000	367,988
TOTAL PANAMA		849,596
TANZANIA - 0.2%
Information Technology - 0.2%
Communications Equipment - 0.2%
HTA Group Ltd/Mauritius 6.75% 4/1/2031 (k)	195,000	198,352
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (k)	105,000	108,152

TOTAL TANZANIA		306,504
UNITED KINGDOM - 1.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.0%
Virgin Media Finance PLC 5% 7/15/2030 (k)	45,000	37,932
Media - 0.3%
Virgin Media Secured Finance PLC 5.5% 5/15/2029 (k)	490,000	472,784
TOTAL COMMUNICATION SERVICES		510,716
Consumer Discretionary - 0.2%
Specialty Retail - 0.2%
Belron UK Finance PLC 5.75% 10/15/2029 (k)	300,000	303,012
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EG Global Finance PLC 12% 11/30/2028 (k)	615,000	656,044
Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (k)	770,000	765,323
ContourGlobal Power Holdings SA 6.75% 2/28/2030 (k)	280,000	284,200
TOTAL UTILITIES		1,049,523
TOTAL UNITED KINGDOM		2,519,295
UNITED STATES - 76.6%
Communication Services - 8.0%
Diversified Telecommunication Services - 4.1%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (k)	300,000	297,017
APLD ComputeCo LLC 9.25% 12/15/2030 (k)	1,090,000	1,171,625
Black Pearl Compute LLC 6.125% 2/15/2031 (i)(k)	221,000	224,224
Cipher Compute LLC 7.125% 11/15/2030 (k)	170,000	176,207
Core Scientific Finance I LLC 7.75% 5/15/2031 (k)(l)	1,135,000	1,132,167
Edged Compute LLC 7.5% 4/30/2031 (k)	695,000	681,457
Flash Compute LLC 7.25% 12/31/2030 (k)	470,000	479,433
Level 3 Financing Inc 6.875% 6/30/2033 (k)	565,000	583,098
Level 3 Financing Inc 7% 3/31/2034 (k)	50,000	51,861
Meridian Arc Holdco LLC 6.25% 4/30/2031 (k)	620,000	619,859
PR RNO Property Owner 1 LLC 6.5% 5/1/2031 (k)	1,200,000	1,189,457
SV RNO Property Owner 1 LLC 5.875% 3/1/2031 (k)	585,000	573,972
Uniti Services LLC 7.5% 10/15/2033 (k)	75,000	78,964
WULF Compute LLC 7.75% 10/15/2030 (i)(k)	755,000	793,501
		8,052,842
Entertainment - 0.4%
OAK-Eagle Acquireco Inc 7.25% 7/1/2033 (k)	330,000	340,038
OAK-Eagle Acquireco Inc 8.75% 7/1/2034 (k)	90,000	93,656
ROBLOX Corp 3.875% 5/1/2030 (i)(k)	405,000	383,612
		817,306
Interactive Media & Services - 0.1%
Snap Inc 6.875% 3/15/2034 (i)(k)	235,000	227,449
Media - 3.4%
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 2/1/2031 (k)	405,000	367,846
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032 (i)	655,000	575,193
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 8/15/2030 (i)(k)	605,000	564,323
CCO Holdings LLC / CCO Holdings Capital Corp 5% 2/1/2028 (k)	965,000	953,674
CCO Holdings LLC / CCO Holdings Capital Corp 5.125% 5/1/2027 (k)	248,000	247,726
CCO Holdings LLC / CCO Holdings Capital Corp 7% 2/1/2033 (i)(k)	480,000	473,152
Discovery Global Holdings Inc 4.279% 3/15/2032	155,000	140,388
Discovery Global Holdings Inc 5.05% 3/15/2042	675,000	481,633
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (f)	640,000	649,355
Nexstar Media Inc 6.5% 9/15/2033 (k)	575,000	579,426
Nexstar Media Inc 7.25% 4/15/2034 (k)	115,000	115,734
Paramount Global 6.875% 4/30/2036 (i)	250,000	232,562
Sirius XM Radio LLC 4% 7/15/2028 (k)	390,000	378,732
Sirius XM Radio LLC 5.5% 7/1/2029 (k)	185,000	183,666
Univision Communications Inc 8.5% 7/31/2031 (i)(k)	375,000	380,588
Univision Communications Inc 8.875% 4/15/2033 (k)	180,000	180,981
Univision Communications Inc 9.375% 8/1/2032 (k)	190,000	196,621
		6,701,600
TOTAL COMMUNICATION SERVICES		15,799,197
Consumer Discretionary - 10.8%
Automobile Components - 0.9%
American Axle & Manufacturing Inc 6.375% 10/15/2032 (k)	145,000	144,741
American Axle & Manufacturing Inc 7.75% 10/15/2033 (i)(k)	275,000	268,490
Clarios Global LP / Clarios US Finance Co 6.75% 9/15/2032 (k)	95,000	97,179
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.125% 4/15/2031 (k)	485,000	488,348
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.375% 4/15/2034 (k)	295,000	294,626
Patrick Industries Inc 6.375% 11/1/2032 (k)	385,000	387,363
		1,680,747
Automobiles - 0.4%
Nissan Motor Acceptance Co LLC 2.45% 9/15/2028 (k)	30,000	27,714
Nissan Motor Acceptance Co LLC 5.55% 9/13/2029 (k)	55,000	53,846
Nissan Motor Acceptance Co LLC 6.125% 9/30/2030 (k)	295,000	290,541
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10% 1/15/2031 (k)	235,000	233,898
Thor Industries Inc 4% 10/15/2029 (k)	195,000	184,624
		790,623
Broadline Retail - 0.7%
Macy's Retail Holdings LLC 7.375% 8/1/2033 (i)(k)	145,000	151,035
Match Group Holdings II LLC 3.625% 10/1/2031 (k)	190,000	170,267
Match Group Holdings II LLC 4.125% 8/1/2030 (k)	265,000	248,880
Wayfair LLC 6.75% 11/15/2032 (k)	120,000	121,321
Wayfair LLC 7.25% 10/31/2029 (k)	190,000	194,707
Wayfair LLC 7.75% 9/15/2030 (k)	570,000	591,423
		1,477,633
Diversified Consumer Services - 0.8%
Service Corp International/US 4% 5/15/2031 (i)	515,000	486,583
Service Corp International/US 5.125% 6/1/2029 (i)	385,000	384,227
Service Corp International/US 5.75% 10/15/2032 (i)	285,000	287,513
TKC Holdings Inc 12% 2/15/2031 (k)	115,000	119,830
TKC Holdings Inc 8.5% 8/15/2030 (k)	375,000	383,847
		1,662,000
Hotels, Restaurants & Leisure - 5.7%
Acushnet Co 5.625% 12/1/2033 (k)	125,000	125,580
Caesars Entertainment Inc 6.5% 2/15/2032 (k)	140,000	136,032
Carnival Corp 5.75% 3/15/2030 (k)	195,000	197,828
Carnival Corp 5.75% 8/1/2032 (k)	135,000	135,679
Carnival Corp 5.875% 6/15/2031 (k)	475,000	481,756
Carnival Corp 6.125% 2/15/2033 (k)	1,360,000	1,379,938
Carnival Corp 7% 8/15/2029 (k)	425,000	441,208
Churchill Downs Inc 5.75% 4/1/2030 (k)	385,000	383,743
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (k)	105,000	102,223
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (k)	475,000	460,246
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (k)	1,105,000	1,011,609
Hilton Domestic Operating Co Inc 4% 5/1/2031 (k)	815,000	771,822
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (k)	160,000	158,818
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (k)	230,000	231,544
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 5% 6/1/2029 (i)(k)	200,000	193,552
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (k)	420,000	424,875
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 4/1/2027	380,000	379,071
Life Time Inc 6% 11/15/2031 (k)	435,000	441,579
Royal Caribbean Cruises Ltd 6% 2/1/2033 (k)	470,000	477,203
Viking Cruises Ltd 5.875% 10/15/2033 (k)	480,000	481,220
Wyndham Hotels & Resorts Inc 4.375% 8/15/2028 (k)	525,000	516,494
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp 5.25% 5/15/2027 (k)	285,000	285,257
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 5.125% 10/1/2029 (k)	75,000	74,502
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 6.25% 3/15/2033 (i)(k)	205,000	206,006
Yum! Brands Inc 3.625% 3/15/2031 (i)	1,660,000	1,546,203
		11,043,988
Household Durables - 1.4%
Century Communities Inc 3.875% 8/15/2029 (k)	105,000	99,433
Century Communities Inc 6.625% 9/15/2033 (k)	190,000	189,046
LGI Homes Inc 4% 7/15/2029 (i)(k)	45,000	40,819
LGI Homes Inc 7% 11/15/2032 (k)	615,000	589,394
Somnigroup International Inc 3.875% 10/15/2031 (k)	575,000	531,816
TopBuild Corp 4.125% 2/15/2032 (i)(k)	475,000	474,834
TopBuild Corp 5.625% 1/31/2034 (k)	155,000	157,012
Whirlpool Corp 6.125% 6/15/2030 (i)	105,000	102,966
Whirlpool Corp 6.5% 6/15/2033 (i)	495,000	474,093
		2,659,413
Specialty Retail - 0.8%
Asbury Automotive Group Inc 4.625% 11/15/2029 (k)	200,000	194,641
Asbury Automotive Group Inc 5% 2/15/2032 (i)(k)	205,000	196,581
Bath & Body Works Inc 6.625% 10/1/2030 (k)	330,000	334,435
Bath & Body Works Inc 6.875% 11/1/2035	190,000	187,427
Group 1 Automotive Inc 6.375% 1/15/2030 (k)	565,000	574,181
LBM Acquisition LLC 9.5% 6/15/2031 (k)	170,000	148,747
		1,636,012
Textiles, Apparel & Luxury Goods - 0.1%
Levi Strauss & Co 3.5% 3/1/2031 (i)(k)	275,000	253,119
TOTAL CONSUMER DISCRETIONARY		21,203,535
Consumer Staples - 3.5%
Consumer Staples Distribution & Retail - 2.0%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (k)	910,000	867,812
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (i)(k)	290,000	283,872
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.5% 3/31/2031 (k)	170,000	169,056
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.75% 3/31/2034 (k)	135,000	131,424
Albertsons Cos Inc 5.625% 3/31/2032 (k)	135,000	133,180
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7.125% 4/30/2033 (k)	70,000	70,868
Performance Food Group Inc 4.25% 8/1/2029 (k)	390,000	378,107
Performance Food Group Inc 5.625% 3/1/2034 (k)	225,000	220,311
Performance Food Group Inc 6.125% 9/15/2032 (i)(k)	560,000	567,655
US Foods Inc 4.625% 6/1/2030 (k)	180,000	176,048
US Foods Inc 5.75% 4/15/2033 (k)	750,000	752,753
US Foods Inc 7.25% 1/15/2032 (i)(k)	210,000	218,433
		3,969,519
Food Products - 1.3%
Darling Ingredients Inc 5.25% 4/15/2027 (k)	190,000	189,844
Darling Ingredients Inc 6% 6/15/2030 (i)(k)	380,000	383,296
Fiesta Purchaser Inc 7.875% 3/1/2031 (k)	195,000	201,372
Fiesta Purchaser Inc 9.625% 9/15/2032 (k)	335,000	346,447
Lamb Weston Holdings Inc 4.375% 1/31/2032 (k)	630,000	593,365
Pilgrim's Pride Corp 3.5% 3/1/2032 (i)	485,000	442,999
Pilgrim's Pride Corp 4.25% 4/15/2031	200,000	192,229
Post Holdings Inc 6.375% 3/1/2033 (i)(k)	205,000	204,920
		2,554,472
Personal Care Products - 0.2%
BellRing Brands Inc 7% 3/15/2030 (k)	365,000	370,656
TOTAL CONSUMER STAPLES		6,894,647
Energy - 11.2%
Energy Equipment & Services - 1.4%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (i)(k)	470,000	483,610
Archrock Services LP / Archrock Partners Finance Corp 6% 2/1/2034 (k)	195,000	196,271
Kodiak Gas Services LLC 5.875% 4/1/2031 (k)	175,000	176,272
Kodiak Gas Services LLC 6.5% 10/1/2033 (k)	155,000	158,549
Kodiak Gas Services LLC 6.75% 10/1/2035 (k)	230,000	238,909
SESI LLC 7.875% 9/30/2030 (k)	195,000	201,365
Transocean International Ltd 7.875% 10/15/2032 (k)	35,000	37,504
Transocean International Ltd 8.25% 5/15/2029 (k)	400,000	415,310
USA Compression Partners LP / USA Compression Finance Corp 6.25% 10/1/2033 (i)(k)	215,000	216,959
Valaris Ltd 8.375% 4/30/2030 (k)	145,000	151,202
WBI Operating LLC 6.25% 10/15/2030 (k)	250,000	253,478
WBI Operating LLC 6.5% 10/15/2033 (k)	250,000	252,690
		2,782,119
Oil, Gas & Consumable Fuels - 9.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 10/15/2033 (k)	250,000	249,506
California Resources Corp 7% 1/15/2034 (k)	190,000	193,882
California Resources Corp 8.25% 6/15/2029 (k)	171,000	178,308
Cheniere Energy Inc 5.2% 7/30/2036 (k)	390,000	385,555
CNX Midstream Partners LP 4.75% 4/15/2030 (k)	330,000	319,344
CNX Resources Corp 5.875% 3/1/2034 (k)	210,000	208,317
CNX Resources Corp 7.25% 3/1/2032 (k)	385,000	401,107
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/2031 (k)	250,000	246,953
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (i)(k)	550,000	584,779
CVR Energy Inc 7.5% 2/15/2031 (k)	585,000	592,443
DBR Land Holdings LLC 6.25% 12/1/2030 (k)	225,000	230,344
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.375% 6/30/2033 (k)	150,000	154,807
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (k)	470,000	490,376
Energy Transfer LP 6.5% 2/15/2056 (f)	340,000	340,916
Energy Transfer LP 6.75% 2/15/2056 (f)	100,000	100,719
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029	110,000	111,010
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (k)	70,000	71,739
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (i)(k)	130,000	136,479
Harvest Midstream I LP 7.5% 5/15/2032 (k)	555,000	577,838
Hess Midstream Operations LP 5.125% 6/15/2028 (k)	765,000	761,471
Hess Midstream Operations LP 5.5% 10/15/2030 (k)	475,000	475,219
Hilcorp Energy I LP / Hilcorp Finance Co 6% 2/1/2031 (k)	295,000	291,548
Hilcorp Energy I LP / Hilcorp Finance Co 6.25% 11/1/2028 (k)	75,000	75,396
Hilcorp Energy I LP / Hilcorp Finance Co 8.375% 11/1/2033 (i)(k)	95,000	101,584
Howard Midstream Energy Partners LLC 6.625% 1/15/2034 (k)	215,000	218,718
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (k)	275,000	286,759
Kinetik Holdings LP 5.875% 6/15/2030 (k)	270,000	270,913
Kinetik Holdings LP 6.625% 12/15/2028 (k)	445,000	453,942
Matador Resources Co 6% 4/15/2034 (i)(k)	100,000	100,379
Matador Resources Co 6.25% 4/15/2033 (k)	330,000	335,599
Matador Resources Co 6.5% 4/15/2032 (k)	345,000	352,302
Murphy Oil USA Inc 3.75% 2/15/2031 (k)	525,000	490,367
Northern Oil & Gas Inc 7.875% 10/15/2033 (i)(k)	365,000	378,284
Northern Oil & Gas Inc 8.75% 6/15/2031 (i)(k)	280,000	292,384
PBF Holding Co LLC / PBF Finance Corp 6% 2/15/2028	20,000	19,982
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (k)	465,000	476,675
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (i)(k)	515,000	553,375
Permian Resources Operating LLC 5.875% 7/1/2029 (k)	200,000	200,000
Permian Resources Operating LLC 6.25% 2/1/2033 (k)	305,000	312,284
Permian Resources Operating LLC 7% 1/15/2032 (k)	630,000	655,200
Rockies Express Pipeline LLC 6.75% 3/15/2033 (i)(k)	165,000	172,033
Rockies Express Pipeline LLC 7.5% 7/15/2038 (k)	220,000	231,821
Sunoco LP / Sunoco Finance Corp 4.5% 4/30/2030	180,000	174,897
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	880,000	864,195
Sunoco LP 5.375% 7/15/2031 (k)	310,000	308,548
Sunoco LP 5.625% 3/15/2031 (i)(k)	285,000	286,058
Sunoco LP 5.625% 7/15/2034 (i)(k)	275,000	271,302
Sunoco LP 5.875% 3/15/2034 (k)	95,000	94,658
Sunoco LP 6.625% 8/15/2032 (k)	510,000	521,428
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 12/31/2030 (k)	305,000	306,618
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6.75% 3/15/2034 (k)	155,000	158,377
Venture Global Calcasieu Pass LLC 3.875% 11/1/2033 (k)	110,000	98,030
Venture Global Calcasieu Pass LLC 6% 5/1/2036 (i)(k)	180,000	181,401
Venture Global LNG Inc 7% 1/15/2030 (i)(k)	315,000	324,018
Venture Global LNG Inc 8.125% 6/1/2028 (k)	205,000	209,760
Venture Global Plaquemines LNG LLC 6.125% 12/15/2030 (k)	200,000	206,256
Venture Global Plaquemines LNG LLC 6.5% 1/15/2034 (k)	375,000	392,813
Venture Global Plaquemines LNG LLC 6.5% 6/15/2034 (k)	340,000	355,787
Venture Global Plaquemines LNG LLC 6.75% 1/15/2036 (k)	375,000	398,640
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (k)	445,000	493,489
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (i)(k)	435,000	489,251
		19,216,183
TOTAL ENERGY		21,998,302
Financials - 6.9%
Capital Markets - 1.1%
Hightower Holding LLC 6.75% 4/15/2029 (k)	605,000	600,877
Jane Street Group / JSG Finance Inc 4.5% 11/15/2029 (k)	210,000	203,955
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (k)	535,000	537,814
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (k)	270,000	277,374
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (i)(k)	310,000	297,395
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (k)	95,000	92,696
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (k)	240,000	252,035
		2,262,146
Consumer Finance - 1.4%
Ford Motor Credit Co LLC 5.42% 4/9/2031 (i)	390,000	386,616
Navient Corp 6.75% 6/15/2026	485,000	485,760
OneMain Finance Corp 3.5% 1/15/2027	605,000	597,208
OneMain Finance Corp 6.75% 3/15/2032 (i)	290,000	289,916
OneMain Finance Corp 6.75% 9/15/2033 (i)	230,000	226,228
OneMain Finance Corp 7.125% 11/15/2031	60,000	60,843
OneMain Finance Corp 7.125% 9/15/2032	55,000	55,773
OneMain Finance Corp 7.5% 5/15/2031	455,000	466,493
PRA Group Inc 5% 10/1/2029 (k)	125,000	118,673
		2,687,510
Financial Services - 2.7%
Block Inc 2.75% 6/1/2026	195,000	194,481
Block Inc 3.5% 6/1/2031	225,000	204,328
Block Inc 5.625% 8/15/2030 (k)	180,000	180,182
Block Inc 6% 8/15/2033 (k)	140,000	139,729
Block Inc 6.5% 5/15/2032	625,000	636,909
CrossCountry Intermediate HoldCo LLC 6.5% 10/1/2030 (k)	195,000	191,579
CrossCountry Intermediate HoldCo LLC 6.75% 12/1/2032 (k)	190,000	183,650
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (k)	195,000	196,702
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	350,000	346,643
PennyMac Financial Services Inc 6.75% 2/15/2034 (k)	380,000	367,777
PennyMac Financial Services Inc 6.875% 5/15/2032 (k)	185,000	182,969
Rocket Cos Inc 6.125% 8/1/2030 (k)	570,000	578,456
Rocket Cos Inc 6.375% 8/1/2033 (i)(k)	360,000	364,390
Rocket Cos Inc 6.5% 8/1/2029 (k)	305,000	310,700
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (i)(k)	195,000	194,615
UWM Holdings LLC 6.25% 3/15/2031 (k)	190,000	176,197
UWM Holdings LLC 6.625% 2/1/2030 (k)	395,000	379,107
Walker & Dunlop Inc 6.625% 4/1/2033 (i)(k)	185,000	183,975
WEX Inc 6.5% 3/15/2033 (i)(k)	250,000	249,004
		5,261,393
Insurance - 1.4%
Acrisure LLC / Acrisure Finance Inc 6.75% 7/1/2032 (k)	95,000	93,595
Acrisure LLC / Acrisure Finance Inc 8.5% 6/15/2029 (k)	195,000	195,118
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (i)(k)	390,000	383,970
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (k)	540,000	522,801
Athene Holding Ltd 6.875% 6/28/2055 (f)(i)	530,000	514,319
Panther Escrow Issuer LLC 7.125% 6/1/2031 (k)	415,000	416,943
Ryan Specialty LLC 4.375% 2/1/2030 (i)(k)	300,000	291,132
Ryan Specialty LLC 5.875% 8/1/2032 (i)(k)	375,000	374,943
		2,792,821
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
Starwood Property Trust Inc 5.25% 10/15/2028 (k)	230,000	228,899
Starwood Property Trust Inc 6.5% 7/1/2030 (k)	370,000	379,082
		607,981
TOTAL FINANCIALS		13,611,851
Health Care - 6.8%
Health Care Equipment & Supplies - 1.2%
Avantor Funding Inc 3.875% 11/1/2029 (i)(k)	200,000	190,122
Avantor Funding Inc 4.625% 7/15/2028 (k)	640,000	630,778
Insulet Corp 6.5% 4/1/2033 (i)(k)	185,000	188,848
Medline Borrower LP 3.875% 4/1/2029 (k)	340,000	330,331
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (k)	615,000	628,912
Teleflex Inc 4.25% 6/1/2028 (k)	390,000	384,336
		2,353,327
Health Care Providers & Services - 4.0%
Centene Corp 3.375% 2/15/2030	490,000	455,327
Centene Corp 4.625% 12/15/2029	645,000	628,809
CVS Health Corp 6.75% 12/10/2054 (f)	225,000	233,106
CVS Health Corp 7% 3/10/2055 (f)	660,000	684,761
DaVita Inc 4.625% 6/1/2030 (k)	365,000	353,339
DaVita Inc 6.75% 7/15/2033 (i)(k)	280,000	288,700
DaVita Inc 6.875% 9/1/2032 (k)	185,000	190,955
HealthEquity Inc 4.5% 10/1/2029 (k)	395,000	383,394
Humana Inc 6.625% 9/15/2056 (f)(i)	830,000	817,843
Molina Healthcare Inc 3.875% 5/15/2032 (i)(k)	510,000	457,761
Molina Healthcare Inc 6.25% 1/15/2033 (k)	625,000	624,343
Molina Healthcare Inc 6.5% 2/15/2031 (k)	380,000	386,630
Tenet Healthcare Corp 4.625% 6/15/2028	1,355,000	1,344,570
Tenet Healthcare Corp 5.5% 11/15/2032 (k)	385,000	384,018
Tenet Healthcare Corp 6.125% 6/15/2030	465,000	467,595
US Acute Care Solutions LLC 9.75% 5/15/2029 (k)	180,000	170,107
		7,871,258
Health Care Technology - 0.6%
IQVIA Inc 5% 5/15/2027 (k)	480,000	479,614
IQVIA Inc 6.25% 6/1/2032 (k)	755,000	768,889
		1,248,503
Life Sciences Tools & Services - 0.2%
Charles River Laboratories International Inc 3.75% 3/15/2029 (k)	510,000	487,697
Pharmaceuticals - 0.8%
1261229 BC Ltd 10% 4/15/2032 (k)	580,000	599,012
Jazz Securities DAC 4.375% 1/15/2029 (k)	315,000	308,066
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (k)	240,000	236,876
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (i)(k)	350,000	347,777
		1,491,731
TOTAL HEALTH CARE		13,452,516
Industrials - 9.6%
Aerospace & Defense - 2.2%
Axon Enterprise Inc 6.125% 3/15/2030 (k)	240,000	245,404
Axon Enterprise Inc 6.25% 3/15/2033 (k)	220,000	225,755
BWX Technologies Inc 4.125% 6/30/2028 (k)	795,000	782,131
Carpenter Technology Corp 5.625% 3/1/2034 (k)	265,000	265,160
Moog Inc 5.5% 10/15/2034 (k)	95,000	95,085
TransDigm Inc 6% 1/15/2033 (k)	375,000	378,585
TransDigm Inc 6.125% 7/31/2034 (k)	100,000	100,110
TransDigm Inc 6.25% 1/31/2034 (k)	65,000	66,469
TransDigm Inc 6.375% 3/1/2029 (k)	255,000	260,089
TransDigm Inc 6.375% 5/31/2033 (k)	650,000	654,998
TransDigm Inc 6.75% 1/31/2034 (k)	325,000	333,871
TransDigm Inc 6.75% 8/15/2028 (k)	1,020,000	1,032,750
		4,440,407
Air Freight & Logistics - 0.1%
Rand Parent LLC 8.5% 2/15/2030 (k)	190,000	197,362
Building Products - 1.3%
Advanced Drainage Systems Inc 5.375% 3/1/2034 (k)	200,000	197,173
Builders FirstSource Inc 4.25% 2/1/2032 (k)	790,000	732,833
Builders FirstSource Inc 6.75% 5/15/2035 (k)	325,000	328,211
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.625% 12/15/2030 (k)	470,000	481,176
JH North America Holdings Inc 6.125% 7/31/2032 (k)	190,000	190,404
Standard Building Solutions Inc 5.875% 3/15/2034 (k)	95,000	92,613
Standard Building Solutions Inc 6.25% 8/1/2033 (k)	190,000	189,878
Standard Building Solutions Inc 6.5% 8/15/2032 (k)	135,000	136,334
Standard Industries Inc/NY 4.375% 7/15/2030 (k)	300,000	286,432
		2,635,054
Commercial Services & Supplies - 1.9%
ADT Security Corp/The 4.125% 8/1/2029 (k)	100,000	96,170
Artera Services LLC 8.5% 2/15/2031 (k)	1,015,000	874,128
Clean Harbors Inc 5.125% 7/15/2029 (k)	135,000	133,987
Clean Harbors Inc 5.75% 10/15/2033 (k)	190,000	191,764
Clean Harbors Inc 6.375% 2/1/2031 (k)	330,000	335,854
CoreCivic Inc 8.25% 4/15/2029	270,000	281,272
GEO Group Inc/The 10.25% 4/15/2031	185,000	198,552
GEO Group Inc/The 8.625% 4/15/2029	270,000	280,914
GFL Environmental Holdings US Inc 5.5% 2/1/2034 (k)	155,000	152,470
GFL Environmental Inc 6.75% 1/15/2031 (k)	155,000	160,702
Neptune Bidco US Inc 9.29% 4/15/2029 (i)(k)	385,000	389,370
Neptune Bidco US Inc 9.5% 2/15/2033 (k)	80,000	80,063
Prime Security Services Borrower LLC / Prime Finance Inc 3.375% 8/31/2027 (k)	195,000	191,202
Waste Pro USA Inc 7% 2/1/2033 (k)	55,000	56,028
Williams Scotsman Inc 6.625% 4/15/2030 (i)(k)	365,000	375,921
		3,798,397
Construction & Engineering - 0.4%
AECOM 6% 8/1/2033 (k)	570,000	574,653
Dycom Industries Inc 4.5% 4/15/2029 (k)	195,000	190,465
		765,118
Electrical Equipment - 0.4%
WESCO Distribution Inc 5.25% 4/15/2031 (k)	225,000	224,859
WESCO Distribution Inc 5.5% 4/15/2034 (k)	235,000	234,396
WESCO Distribution Inc 6.375% 3/15/2033 (i)(k)	290,000	299,539
		758,794
Ground Transportation - 0.4%
Genesee & Wyoming Inc 6.25% 4/15/2032 (k)	305,000	312,165
XPO Inc 6.25% 6/1/2028 (k)	325,000	329,099
XPO Inc 7.125% 2/1/2032 (i)(k)	180,000	187,708
		828,972
Machinery - 0.6%
Allison Transmission Inc 3.75% 1/30/2031 (k)	415,000	389,939
Allison Transmission Inc 5.875% 12/1/2033 (k)	190,000	191,816
Enpro Inc 6.125% 6/1/2033 (k)	285,000	290,447
Esab Corp 5.625% 4/1/2031 (k)	195,000	196,796
Esab Corp 6.25% 4/15/2029 (k)	130,000	131,717
		1,200,715
Passenger Airlines - 0.3%
American Airlines Inc 7.25% 2/15/2028 (i)(k)	110,000	111,476
United Airlines Holdings Inc 5.375% 3/1/2031	490,000	482,951
		594,427
Professional Services - 0.5%
Amentum Holdings Inc 7.25% 8/1/2032 (k)	280,000	289,831
CACI International Inc 6.375% 6/15/2033 (k)	370,000	378,530
Science Applications International Corp 5.875% 11/1/2033 (i)(k)	270,000	266,311
		934,672
Trading Companies & Distributors - 1.5%
FTAI Aviation Investors LLC 5.875% 4/15/2033 (k)	300,000	298,310
FTAI Aviation Investors LLC 7% 6/15/2032 (k)	315,000	325,155
FTAI Aviation Investors LLC 7.875% 12/1/2030 (i)(k)	215,000	225,745
Herc Holdings Inc 5.75% 3/15/2031 (i)(k)	130,000	130,312
Herc Holdings Inc 6% 3/15/2034 (i)(k)	120,000	118,982
Herc Holdings Inc 7% 6/15/2030 (i)(k)	285,000	296,506
Herc Holdings Inc 7.25% 6/15/2033 (i)(k)	270,000	282,752
QXO Building Products Inc 6.75% 4/30/2032 (k)	185,000	188,707
United Rentals North America Inc 3.75% 1/15/2032	350,000	324,856
United Rentals North America Inc 5.375% 11/15/2033 (k)	170,000	168,093
United Rentals North America Inc 6.125% 3/15/2034 (i)(k)	515,000	529,200
		2,888,618
TOTAL INDUSTRIALS		19,042,536
Information Technology - 5.8%
Electronic Equipment, Instruments & Components - 0.8%
Coherent Corp 5% 12/15/2029 (i)(k)	785,000	776,512
Sensata Technologies Inc 3.75% 2/15/2031 (k)	465,000	431,930
TTM Technologies Inc 4% 3/1/2029 (k)	395,000	382,123
		1,590,565
IT Services - 1.3%
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (i)(k)	720,000	716,376
CoreWeave Inc 9% 2/1/2031 (k)	315,000	313,003
CoreWeave Inc 9.25% 6/1/2030 (k)	495,000	501,241
CoreWeave Inc 9.75% 10/1/2031 (k)	330,000	331,911
Everforth Inc 4.625% 5/15/2028 (k)	100,000	93,474
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (k)	705,000	658,821
		2,614,826
Semiconductors & Semiconductor Equipment - 0.7%
Entegris Inc 3.625% 5/1/2029 (k)	405,000	386,280
Entegris Inc 4.375% 4/15/2028 (k)	290,000	285,870
Entegris Inc 5.95% 6/15/2030 (k)	365,000	369,490
ON Semiconductor Corp 3.875% 9/1/2028 (k)	295,000	287,591
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (f)	19,740	16,087
		1,345,318
Software - 2.4%
Cloud Software Group Inc 6.5% 3/31/2029 (k)	440,000	428,408
Cloud Software Group Inc 9% 9/30/2029 (k)	560,000	549,856
Crowdstrike Holdings Inc 3% 2/15/2029	320,000	304,905
Elastic NV 4.125% 7/15/2029 (k)	700,000	664,428
Ellucian Holdings Inc 6.5% 12/1/2029 (k)	200,000	196,715
Fair Isaac Corp 4% 6/15/2028 (k)	450,000	438,721
Fair Isaac Corp 6% 5/15/2033 (k)	510,000	502,974
Gen Digital Inc 6.25% 4/1/2033 (i)(k)	215,000	209,517
Oracle Corp 3.6% 4/1/2040	290,000	209,116
Oracle Corp 3.8% 11/15/2037 (i)	590,000	466,533
Oracle Corp 5.35% 5/4/2033	195,000	189,612
UKG Inc 6.875% 2/1/2031 (k)	400,000	389,325
		4,550,110
Technology Hardware, Storage & Peripherals - 0.6%
Seagate Data Storage Technology Pte Ltd 5.875% 7/15/2030 (k)	165,000	168,582
Seagate Data Storage Technology Pte Ltd 8.25% 12/15/2029 (k)	1,060,000	1,107,789
		1,276,371
TOTAL INFORMATION TECHNOLOGY		11,377,190
Materials - 5.6%
Chemicals - 2.2%
Advancion Sciences Inc 9.25% 11/1/2026 pay-in-kind (f)(k)	279,565	224,351
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75% 6/15/2027 (k)	380,000	378,268
Axalta Coating Systems LLC 3.375% 2/15/2029 (i)(k)	200,000	190,440
Celanese US Holdings LLC 6.5% 4/15/2030 (i)	260,000	265,960
Celanese US Holdings LLC 6.75% 4/15/2033 (i)	120,000	123,598
Celanese US Holdings LLC 7% 2/15/2031 (i)	465,000	483,833
Celanese US Holdings LLC 7.375% 2/15/2034	230,000	240,806
Chemours Co/The 4.625% 11/15/2029 (i)(k)	130,000	124,694
Chemours Co/The 5.75% 11/15/2028 (k)	357,000	356,208
Chemours Co/The 7.875% 3/15/2034 (k)	140,000	143,167
LSB Industries Inc 6.25% 10/15/2028 (k)	210,000	210,082
Methanex US Operations Inc 6.25% 3/15/2032 (i)(k)	300,000	308,714
Olin Corp 6.625% 4/1/2033 (i)(k)	235,000	232,802
Olympus Water US Holding Corp 6.75% 8/1/2032 (k)	185,000	179,316
Scih Salt Hldgs Inc 4.875% 5/1/2028 (k)	200,000	198,041
Scih Salt Hldgs Inc 6.625% 5/1/2029 (k)	95,000	94,298
WR Grace Holdings LLC 5.625% 8/15/2029 (k)	150,000	143,115
WR Grace Holdings LLC 6.625% 8/15/2032 (k)	345,000	342,438
WR Grace Holdings LLC 7% 8/1/2033 (k)	130,000	129,134
		4,369,265
Construction Materials - 0.4%
Quikrete Holdings Inc 6.375% 3/1/2032 (k)	410,000	416,469
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (k)	185,000	193,706
VM Consolidated Inc 5.5% 4/15/2029 (i)(k)	260,000	254,881
		865,056
Containers & Packaging - 2.0%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25% 9/1/2028 (k)	410,000	392,045
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (k)	320,000	299,493
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.25% 1/30/2031 (k)	200,000	201,361
Ball Corp 3.125% 9/15/2031	640,000	580,296
Ball Corp 5.5% 9/15/2033 (i)	285,000	285,758
Ball Corp 6% 6/15/2029 (i)	360,000	366,244
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (k)	320,000	301,061
Clydesdale Acquisition Holdings Inc 6.875% 1/15/2030 (k)	455,000	444,855
Crown Americas LLC 5.875% 6/1/2033 (i)	670,000	674,872
Graphic Packaging International LLC 3.75% 2/1/2030 (i)(k)	185,000	172,790
Graphic Packaging International LLC 6.375% 7/15/2032 (i)(k)	285,000	284,441
		4,003,216
Metals & Mining - 1.0%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (k)	80,000	82,326
Alumina Pty Ltd 6.375% 9/15/2032 (k)	580,000	596,333
Coeur Mining Inc 6.875% 4/1/2032 (k)	195,000	200,972
Commercial Metals Co 4.375% 3/15/2032 (i)	515,000	484,813
Commercial Metals Co 5.75% 11/15/2033 (k)	190,000	190,318
Commercial Metals Co 6% 12/15/2035 (i)(k)	60,000	59,941
Kaiser Aluminum Corp 5.875% 3/1/2034 (k)	75,000	75,117
Novelis Corp 3.875% 8/15/2031 (i)(k)	210,000	190,896
		1,880,716
TOTAL MATERIALS		11,118,253
Real Estate - 2.0%
Diversified REITs - 0.1%
GLP Capital LP / GLP Financing II Inc 5.625% 3/1/2036	270,000	265,347
Hotel & Resort REITs - 0.6%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875% 5/15/2029 (k)	440,000	428,007
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (i)(k)	150,000	153,140
RHP Hotel Properties LP / RHP Finance Corp 5.75% 3/15/2034 (k)	170,000	168,981
RHP Hotel Properties LP / RHP Finance Corp 6.5% 4/1/2032 (k)	260,000	266,789
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (k)	205,000	211,153
		1,228,070
Real Estate Management & Development - 0.4%
Howard Hughes Corp/The 4.375% 2/1/2031 (k)	540,000	505,627
Taylor Morrison Communities Inc 5.75% 1/15/2028 (k)	95,000	95,857
Taylor Morrison Communities Inc 5.75% 11/15/2032 (i)(k)	100,000	101,068
		702,552
Specialized REITs - 0.9%
Iron Mountain Inc 4.875% 9/15/2029 (k)	485,000	478,301
Millrose Properties Inc 6.375% 8/1/2030 (k)	475,000	481,063
SBA Communications Corp 3.125% 2/1/2029	40,000	38,506
SBA Communications Corp 3.875% 2/15/2027	750,000	745,350
		1,743,220
TOTAL REAL ESTATE		3,939,189
Utilities - 6.4%
Electric Utilities - 5.4%
American Electric Power Co Inc 5.8% 3/15/2056 (f)	200,000	198,877
American Electric Power Co Inc 6.05% 3/15/2056 (f)	200,000	199,364
Clearway Energy Operating LLC 3.75% 2/15/2031 (k)	505,000	472,567
Clearway Energy Operating LLC 4.75% 3/15/2028 (k)	195,000	193,760
Clearway Energy Operating LLC 5.75% 1/15/2034 (k)	275,000	275,069
Edison International 7.875% 6/15/2054 (f)	251,000	258,917
Edison International 8.125% 6/15/2053 (f)	75,000	76,945
Eversource Energy 6.1% 8/15/2056 (f)	200,000	199,190
Eversource Energy 6.35% 8/15/2056 (f)	140,000	139,937
Hawaiian Electric Co Inc 6% 10/1/2033 (k)	140,000	140,467
NRG Energy Inc 5.25% 6/15/2029 (k)	725,000	722,309
NRG Energy Inc 5.75% 1/15/2034 (k)	480,000	476,454
NRG Energy Inc 5.875% 5/15/2034 (k)	110,000	109,604
NRG Energy Inc 6% 1/15/2036 (k)	675,000	670,381
NRG Energy Inc 6% 2/1/2033 (i)(k)	200,000	201,546
NRG Energy Inc 6.125% 5/15/2036 (k)	115,000	114,565
NRG Energy Inc 6.25% 11/1/2034 (k)	795,000	804,247
PG&E Corp 5% 7/1/2028	195,000	194,046
PG&E Corp 6.85% 9/15/2056 (f)	304,000	303,939
PG&E Corp 7.375% 3/15/2055 (f)	743,000	764,218
Sierra Pacific Power Co 6.2% 12/15/2055 (f)	480,000	472,056
Sierra Pacific Power Co 6.375% 9/15/2056 (f)	390,000	388,406
Vistra Operations Co LLC 5% 4/30/2031 (k)	68,000	67,806
Vistra Operations Co LLC 5% 7/31/2027 (k)	1,515,000	1,514,729
Vistra Operations Co LLC 5.25% 4/30/2033 (k)	72,000	71,745
Vistra Operations Co LLC 7.75% 10/15/2031 (k)	625,000	655,456
Xcel Energy Inc 5.75% 12/3/2056 (f)(i)	490,000	484,617
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (i)(k)	185,000	192,388
XPLR Infrastructure Operating Partners LP 7.75% 4/15/2034 (k)	220,000	230,593
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (i)(k)	160,000	170,970
		10,765,168
Independent Power and Renewable Electricity Producers - 0.8%
Alpha Generation LLC 6.25% 1/15/2034 (k)	250,000	248,291
Alpha Generation LLC 6.75% 10/15/2032 (k)	370,000	378,956
Sunnova Energy Corp 5.875% (c)(h)(k)	280,000	700
Talen Energy Supply LLC 6.25% 2/1/2034 (k)	425,000	421,828
Talen Energy Supply LLC 6.5% 2/1/2036 (k)	445,000	446,686
		1,496,461
Multi-Utilities - 0.2%
Sempra 6.375% 4/1/2056 (f)	475,000	480,420
TOTAL UTILITIES		12,742,049
TOTAL UNITED STATES		151,179,265
ZAMBIA - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
First Quantum Minerals Ltd 6.375% 2/15/2036 (k)	200,000	196,380
First Quantum Minerals Ltd 7.25% 2/15/2034 (k)	200,000	206,188
First Quantum Minerals Ltd 8% 3/1/2033 (k)	440,000	461,406

TOTAL ZAMBIA		863,974
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $168,001,523)		168,849,697

Preferred Securities - 5.7%
	Principal Amount (a)	Value ($)
FRANCE - 0.5%
Financials - 0.5%
Banks - 0.5%
BNP Paribas SA 6.875% (f)(j)(k)	290,000	295,539
BNP Paribas SA 7.2% (f)(j)(k)	295,000	297,569
BNP Paribas SA 7.45% (f)(j)(k)	285,000	302,530

TOTAL FRANCE		895,638
UNITED KINGDOM - 0.6%
Financials - 0.6%
Banks - 0.6%
Barclays PLC 7.625% (f)(j)	475,000	504,919
HSBC Holdings PLC 6.75% (f)(j)	200,000	203,965
HSBC Holdings PLC 7% (f)(j)	200,000	205,525
HSBC Holdings PLC 7.05% (f)(j)	340,000	358,853

TOTAL UNITED KINGDOM		1,273,262
UNITED STATES - 4.6%
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Energy Transfer LP Series G, 7.125% (f)(i)(j)	655,000	693,978
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.0241% (e)(f)(j)	495,000	503,048
Sunoco LP 7.875% (f)(j)(k)	610,000	637,433
TOTAL ENERGY		1,834,459
Financials - 3.7%
Banks - 2.5%
Bank of America Corp 6.25% (f)(j)	665,000	672,667
BW Real Estate Inc 9.5% (f)(j)(k)	185,000	189,849
Citigroup Inc 6.5% (f)(j)	430,000	438,518
Citigroup Inc 6.625% (f)(j)	385,000	399,715
Citigroup Inc 6.75% (f)(j)	395,000	403,007
Citigroup Inc 6.875% (f)(j)	380,000	391,319
Citigroup Inc 7.125% (f)(j)	355,000	365,525
JPMorgan Chase & Co 6.1% (f)(j)	590,000	590,000
JPMorgan Chase & Co 6.5% (f)(j)	390,000	402,446
Wells Fargo & Co 6.125% (f)(j)	585,000	591,309
Wells Fargo & Co 7.625% (f)(i)(j)	320,000	339,122
		4,783,477
Capital Markets - 0.5%
Bank of New York Mellon Corp/The 5.625% (f)(i)(j)	390,000	389,009
Charles Schwab Corp/The 4% (f)(j)	215,000	201,791
Goldman Sachs Group Inc/The 6.85% (f)(i)(j)	465,000	486,092
		1,076,892
Consumer Finance - 0.7%
Ally Financial Inc 4.7% (f)(i)(j)	1,035,000	1,042,308
Ally Financial Inc 4.7% (f)(i)(j)	100,000	97,173
Ally Financial Inc 5 year U.S. Treasury Index + 0%, 7.1% (e)(f)(j)	265,000	264,791
		1,404,272
TOTAL FINANCIALS		7,264,641
TOTAL UNITED STATES		9,099,100
TOTAL PREFERRED SECURITIES (Cost $10,798,954)		11,268,000

Money Market Funds - 11.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (m)	3.69	6,591,833	6,593,151
Fidelity Securities Lending Cash Central Fund (m)(n)	3.69	15,982,963	15,984,562
TOTAL MONEY MARKET FUNDS (Cost $22,577,713)			22,577,713

TOTAL INVESTMENT IN SECURITIES - 109.0% (Cost $214,446,178)	215,484,027
NET OTHER ASSETS (LIABILITIES) - (9.0)%	(17,832,527)
NET ASSETS - 100.0%	197,651,500

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Level 3 security.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(h)	Non-income producing - Security is in default.
(i)	Security or a portion of the security is on loan at period end.
(j)	Security is perpetual in nature with no stated maturity date.
(k)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $138,985,624 or 70.3% of net assets.

(l)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(n)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	4,066,122	58,843,771	56,316,732	142,033	(10)	-	6,593,151	6,591,833	0.0%
Fidelity Securities Lending Cash Central Fund	23,662,378	109,452,676	117,130,471	31,907	(21)	-	15,984,562	15,982,963	0.0%
Total	27,728,500	168,296,447	173,447,203	173,940	(31)	-	22,577,713

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	374,805	-	374,805	-

Bank Loan Obligations
Communication Services	641,330	-	641,330	-
Consumer Discretionary	2,205,753	-	2,205,753	-
Consumer Staples	227,201	-	227,201	-
Energy	577,758	-	577,758	-
Financials	1,697,757	-	1,574,007	123,750
Health Care	1,264,005	-	1,162,812	101,193
Industrials	964,359	-	964,359	-
Information Technology	1,244,099	-	1,244,099	-
Materials	2,956,224	-	2,956,224	-
Utilities	120,520	-	120,520	-

Common Stocks
Communication Services	35,002	-	-	35,002
Health Care	197,352	-	-	197,352

Convertible Corporate Bonds
Communication Services	282,452	-	282,452	-

Non-Convertible Corporate Bonds
Communication Services	19,484,319	-	19,484,319	-
Consumer Discretionary	23,798,352	-	23,798,352	-
Consumer Staples	6,894,647	-	6,894,647	-
Energy	24,327,346	-	24,327,346	-
Financials	15,629,288	-	15,629,288	-
Health Care	13,955,419	-	13,955,419	-
Industrials	20,055,910	-	20,055,910	-
Information Technology	11,818,887	-	11,818,887	-
Materials	14,232,738	-	14,232,738	-
Real Estate	3,939,189	-	3,939,189	-
Utilities	14,713,602	-	14,712,902	700

Preferred Securities
Energy	1,834,459	-	1,834,459	-
Financials	9,433,541	-	9,433,541	-

Money Market Funds	22,577,713	22,577,713	-	-
Total Investments in Securities:	215,484,027	22,577,713	192,448,317	457,997
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $18,900,193) - See accompanying schedule:
Unaffiliated issuers (cost $191,868,465)	$192,906,314
Fidelity Central Funds (cost $22,577,713)	22,577,713

Total Investment in Securities (cost $214,446,178)		$215,484,027
Cash		345,990
Receivable for investments sold		16,631
Receivable for fund shares sold		86,623
Interest receivable		2,595,961
Distributions receivable from Fidelity Central Funds		18,782
Prepaid expenses		52
Receivable from investment adviser for expense reductions		872
Other receivables		92
Total assets		218,549,030
Liabilities
Payable for investments purchased
Regular delivery	$2,900,524
Delayed delivery	1,081,825
Payable for fund shares redeemed	603,110
Distributions payable	141,412
Accrued management fee	113,854
Other payables and accrued expenses	72,222
Collateral on securities loaned	15,984,583
Total liabilities		20,897,530
Net Assets		$197,651,500
Net Assets consist of:
Paid in capital		$224,517,333
Total accumulated earnings (loss)		(26,865,833)
Net Assets		$197,651,500
Net Asset Value, offering price and redemption price per share ($197,651,500 ÷ 23,853,171 shares)		$8.29
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$421,831
Interest		11,600,706
Income from Fidelity Central Funds (including $31,907 from security lending)		173,940
Security lending		61
Total income		12,196,538
Expenses
Management fee	$1,339,058
Custodian fees and expenses	9,203
Independent trustees' fees and expenses	651
Registration fees	21,264
Audit fees	82,132
Legal	1,482
Miscellaneous	593
Total expenses before reductions	1,454,383
Expense reductions	(15,177)
Total expenses after reductions		1,439,206
Net Investment income (loss)		10,757,332
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(527,917)
Fidelity Central Funds	(31)
Foreign currency transactions	(25)
Total net realized gain (loss)		(527,973)
Change in net unrealized appreciation (depreciation) on investment securities		6,042,769
Net gain (loss)		5,514,796
Net increase (decrease) in net assets resulting from operations		$16,272,128
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,757,332	$10,066,016
Net realized gain (loss)	(527,973)	(2,552,330)
Change in net unrealized appreciation (depreciation)	6,042,769	6,619,800
Net increase (decrease) in net assets resulting from operations	16,272,128	14,133,486
Distributions to shareholders	(11,067,841)	(9,806,619)

Share transactions
Proceeds from sales of shares	28,416,197	20,256,239
Reinvestment of distributions	9,228,896	8,189,881
Cost of shares redeemed	(34,381,008)	(44,978,350)

Net increase (decrease) in net assets resulting from share transactions	3,264,085	(16,532,230)
Total increase (decrease) in net assets	8,468,372	(12,205,363)

Net Assets
Beginning of period	189,183,128	201,388,491
End of period	$197,651,500	$189,183,128

Other Information
Shares
Sold	3,428,963	2,500,217
Issued in reinvestment of distributions	1,114,920	1,009,718
Redeemed	(4,160,466)	(5,552,923)
Net increase (decrease)	383,417	(2,042,988)

Financial Highlights
Fidelity® Focused High Income Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$8.06	$7.89	$7.79	$7.99	$8.86
Income from Investment Operations
Net investment income (loss) A,B	.462	.413	.376	.357	.317
Net realized and unrealized gain (loss)	.244	.159	.083	(.216)	(.863)
Total from investment operations	.706	.572	.459	.141	(.546)
Distributions from net investment income	(.476)	(.402)	(.359)	(.341)	(.324)
Total distributions	(.476)	(.402)	(.359)	(.341)	(.324)
Net asset value, end of period	$8.29	$8.06	$7.89	$7.79	$7.99
Total Return C	8.93%	7.34%	6.04%	1.91%	(6.41)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.76%	.76%	.79%	.79%	.75%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions, if any	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	5.59%	5.09%	4.83%	4.62%	3.62%
Supplemental Data
Net assets, end of period (000 omitted)	$197,652	$189,183	$201,388	$221,380	$277,933
Portfolio turnover rate F	77%	32%	26%	9%	20%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,170,462
Gross unrealized depreciation	(2,246,993)
Net unrealized appreciation (depreciation)	$1,923,469
Tax Cost	$213,560,558

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$121,199
Capital loss carryforward	$(28,910,500)
Net unrealized appreciation (depreciation) on securities and other investments	$1,923,469

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,833,002)
Long-term	(19,077,498)
Total capital loss carryforward	$(28,910,500)

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$11,067,841	$ 9,806,619

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused High Income Fund	147,744,286	146,029,943
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Focused High Income Fund	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Focused High Income Fund	.70

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Focused High Income Fund	1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Focused High Income Fund	236
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Focused High Income Fund	3,137	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Focused High Income Fund	3,585,934
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through August 31, 2027. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $11,688.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,489.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the five years in the period ended April 30, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.39% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $8,392,778 of distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $11,067,841 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.801606.121
FFH-ANN-0626
Fidelity® Capital & Income Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Capital & Income Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Alternative Funds - 2.3%
	Shares	Value ($)
Fidelity Private Credit Company II LLC (c)(n)	60,000	600,864
Fidelity Private Credit Company LLC (c)(n)	38,033,001	356,236,104
TOTAL ALTERNATIVE FUNDS (Cost $371,190,095)		356,836,968

Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Brant Point Clo Ltd Series 2024-5A Class E, CME Term SOFR 3 month Index + 6.7%, 10.3752% 10/20/2037 (f)(h)(i)	757,000	760,263
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
720 East CLO IV Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.5%, 10.1731% 4/15/2037 (f)(h)(i)	1,228,000	1,228,834
Arini US CLO II Ltd Series 2025-2A Class E, CME Term SOFR 3 month Index + 5.65%, 9.3231% 3/31/2038 (f)(h)(i)	721,000	724,013
Balboa Bay Loan Funding Ltd Series 2025-1A Class D2, CME Term SOFR 3 month Index + 4.15%, 8.209% 7/20/2038 (f)(h)(i)	1,078,000	1,081,759
Balboa Bay Loan Funding Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 5.75%, 9.4252% 7/20/2038 (f)(h)(i)	691,000	694,221
Bayard Park CLO Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 6.35%, 10.0171% 7/24/2038 (f)(h)(i)	1,747,000	1,750,321
Bbam US CLO I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 6.6731% 3/30/2038 (f)(h)(i)	1,141,000	1,141,906
Bbam US CLO III Ltd Series 2025-3A Class DR, CME Term SOFR 3 month Index + 5.2%, 8.8731% 10/15/2038 (f)(h)(i)	889,000	861,928
Benefit Street Partners CLO XXXIX Ltd Series 2025-39A Class D2, CME Term SOFR 3 month Index + 3.65%, 7.3231% 4/15/2038 (f)(h)(i)	1,562,000	1,542,569
Birch Grove CLO 12 Ltd Series 2025-12A Class D1, CME Term SOFR 3 month Index + 2.75%, 6.4136% 4/22/2038 (f)(h)(i)	1,672,000	1,673,496
Birch Grove CLO 5 LLC Series 2024-5A Class ER, CME Term SOFR 3 month Index + 6.75%, 10.4252% 10/20/2037 (f)(h)(i)	903,000	889,556
Carlyle US CLO Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 9.4166% 10/25/2037 (f)(h)(i)	1,082,000	1,083,144
Carlyle US CLO Ltd Series 2025-2A Class E, CME Term SOFR 3 month Index + 6.75%, 10.4166% 7/25/2038 (f)(h)(i)	1,404,000	1,417,845
Carval CLO Ltd Series 2024-3A Class E, CME Term SOFR 3 month Index + 6.35%, 10.0252% 10/20/2037 (f)(h)(i)	412,000	412,292
CIFC Funding Ltd Series 2025-3A Class E, CME Term SOFR 3 month Index + 7.25%, 10.9221% 7/21/2038 (f)(h)(i)	2,379,000	2,410,441
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 7.4304% 1/17/2038 (f)(h)(i)	956,000	951,673
Diameter Capital CLO 7 Ltd / Diameter Capital CLO 7 LLC Series 2024-7A Class D, CME Term SOFR 3 month Index + 6.1%, 9.7752% 7/20/2037 (f)(h)(i)	2,754,000	2,754,096
Flat Series 2025-30A Class D2, CME Term SOFR 3 month Index + 4.1%, 7.7731% 4/15/2038 (f)(h)(i)	1,048,000	1,045,244
Flatiron RR CLO 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 8.9231% 4/15/2038 (f)(h)(i)	1,608,000	1,611,776
Garnet CLO Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 6.25%, 9.9252% 7/20/2037 (f)(h)(i)	471,000	472,738
Madison Park Funding LXXII Ltd Series 2025-72A Class D2, 8.345% 7/23/2038 (f)	664,000	660,975
Magnetite XXIX Ltd Series 2024-29A Class ER, CME Term SOFR 3 month Index + 6%, 9.6731% 7/15/2037 (f)(h)(i)	914,000	913,968
Midocean Cr Clo Xix Series 2025-19A Class E, CME Term SOFR 3 month Index + 6.25%, 9.9252% 7/20/2036 (f)(h)(i)	1,120,000	1,121,234
Midocean Cr Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 month Index + 6.25%, 9.9252% 10/20/2037 (f)(h)(i)	1,070,000	1,060,044
OCP CLO Ltd Series 2024-14A Class ER, CME Term SOFR 3 month Index + 6.55%, 10.2252% 7/20/2037 (f)(h)(i)	1,291,000	1,288,706
Palmer Square CLO Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 7.8131% 2/15/2038 (f)(h)(i)	726,000	717,602
Palmer Square Loan Funding Ltd Series 2025-2A Class D, CME Term SOFR 3 month Index + 4.5%, 8.1731% 7/15/2033 (f)(h)(i)	1,586,000	1,587,454
Pikes Peak CLO 1 Series 2025-12A Class D2R, CME Term SOFR 3 month Index + 3.8%, 7.4752% 4/20/2038 (f)(h)(i)	640,000	609,137
RR 31 Ltd Series 2024-31A Class D, CME Term SOFR 3 month Index + 6%, 9.6731% 10/15/2039 (f)(h)(i)	1,250,000	1,252,839
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		32,959,811
UNITED STATES - 0.0%
Hilton Grand Vacations Trust Series 2026-1A Class D, 7.21% 2/25/2043 (f)	2,380,000	2,379,791
Obra CLO 1 Ltd / Obra CLO 1 LLC Series 2024-1A Class D2, 8.259% 1/20/2038 (f)	750,000	751,787
Obra Homes Finance LLC Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.75%, 10.4252% 1/20/2038 (f)(h)(i)	864,000	866,027
Systima Capital Management LLC Series 2025-SUP2 Class E, U.S. 30-Day Avg. SOFR Index + 4%, 7.3452% 9/25/2032 (f)(h)(i)	282,919	284,253
TOTAL UNITED STATES		4,281,858
TOTAL ASSET-BACKED SECURITIES (Cost $37,987,045)		38,001,932

Bank Loan Obligations - 8.0%
	Principal Amount (a)	Value ($)
FINLAND - 0.0%
Materials - 0.0%
Paper & Forest Products - 0.0%
Ahlstrom Holding 3 Oy Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2112% 5/23/2030 (g)(h)(i)	8,853,267	8,722,062
FRANCE - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 6.875%, 10.5481% 5/31/2031 (g)(h)(i)	16,021,711	16,305,135
LUXEMBOURG - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Accelya Lux Finco Sarl Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 8.9496% 10/1/2032 (g)(h)(i)	11,855,288	10,580,844
Materials - 0.0%
Containers & Packaging - 0.0%
Kleopatra Finco Sarl Tranche EXIT LOAN 1LN, term loan CME Term SOFR 1 month Index + 7%, 5.6634% 1/30/2031 (g)(h)(i)	948,498	822,585
TOTAL LUXEMBOURG		11,403,429
SWITZERLAND - 0.1%
Materials - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 11/15/2030 (g)(h)(i)	9,155,000	8,746,870
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1634% 11/15/2030 (g)(h)(i)	11,882,500	11,409,101

TOTAL SWITZERLAND		20,155,971
UNITED KINGDOM - 0.3%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Connect Finco SARL Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1522% 9/27/2029 (g)(h)(i)	8,536,413	8,553,998
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
EG America LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 2/10/2031 (g)(h)(i)	32,030,000	32,030,000
TOTAL UNITED KINGDOM		40,583,998
UNITED STATES - 7.4%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.0%
Aventiv Technologies LLC 1LN, term loan CME Term SOFR 3 month Index + 5.09%, 9.0512% 9/30/2026 (g)(h)(i)	8,057,758	4,592,922
Aventiv Technologies LLC Tranche DEC FLSO 1LN, term loan CME Term SOFR 3 month Index + 10%, 13.9491% 9/30/2026 (e)(g)(h)(i)	210,242	218,389
Aventiv Technologies LLC Tranche FLSO 1LN, term loan CME Term SOFR 1 month Index + 10%, 13.9411% 9/30/2026 (g)(h)(i)	1,931,635	2,006,486
Aventiv Technologies LLC Tranche FLSO 1LN, term loan CME Term SOFR 3 month Index + 7.5%, 11.4612% 9/30/2026 (e)(g)(h)(i)	216,239	212,994
		7,030,791
Entertainment - 0.1%
OAK-Eagle Acquireco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 0% 3/24/2033 (g)(h)(i)(j)	13,655,000	13,658,414
Media - 0.1%
Univision Communications Inc 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 7.9496% 6/24/2029 (g)(h)(i)	726,688	725,329
Univision Communications Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0167% 1/31/2029 (g)(h)(i)	7,200,000	7,142,976
		7,868,305
TOTAL COMMUNICATION SERVICES		28,557,510
Consumer Discretionary - 1.1%
Automobile Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 5/6/2030 (g)(h)(i)	2,124,499	2,131,807
Broadline Retail - 0.0%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/23/2032 (g)(h)(i)	6,590,578	6,625,178
Distributors - 0.0%
Solenis Holdings Ltd Tranche B6 1LN, term loan CME Term SOFR 3 month Index + 3%, 6.6996% 6/20/2031 (g)(h)(i)	3,299,869	3,255,750
Hotels, Restaurants & Leisure - 0.2%
Fertitta Entertainment LLC/NV Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 1/29/2029 (g)(h)(i)	28,846,089	28,581,571
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 12/30/2026 (g)(h)(i)	8,893,103	8,515,145
		37,096,716
Household Durables - 0.1%
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4418% 10/1/2032 (g)(h)(i)	11,890,000	11,568,613
Specialty Retail - 0.8%
Belron Finance 2019 LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 5.6599% 10/16/2031 (g)(h)(i)	4,615,047	4,634,291
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.5023% 6/6/2031 (g)(h)(i)	122,192,025	101,663,766
Park River Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1918% 3/15/2031 (g)(h)(i)	1,481,288	1,478,014
Wand NewCo 3 Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 1/30/2031 (g)(h)(i)	2,088,681	2,091,125
		109,867,196
TOTAL CONSUMER DISCRETIONARY		170,545,260
Consumer Staples - 0.0%
Beverages - 0.0%
Naked Juice LLC Tranche EXCH FLSO FL20 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.0496% 1/24/2029 (g)(h)(i)	1,781,952	997,893
Naked Juice LLC Tranche NEW $$ FLFO 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.1996% 1/24/2029 (g)(h)(i)	1,165,101	1,159,008
		2,156,901
Food Products - 0.0%
Fiesta Purchaser Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 2/12/2031 (g)(h)(i)	2,112,576	2,081,986
TOTAL CONSUMER STAPLES		4,238,887
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (g)(h)(i)(k)	22,084,511	14,214,696
Financials - 1.2%
Capital Markets - 0.2%
Citadel Securities Global Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.6996% 10/31/2031 (g)(h)(i)	9,385,344	9,416,597
Focus Financial Partners LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 9/15/2031 (g)(h)(i)	23,784,540	23,586,415
PEX Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.4496% 11/26/2031 (g)(h)(i)	1,722,600	1,726,906
		34,729,918
Financial Services - 0.4%
CFC USA 2025 LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1822% 7/1/2032 (g)(h)(i)	13,690,688	13,177,287
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 7/31/2031 (g)(h)(i)	11,825,575	11,583,151
Orion US Finco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1687% 10/8/2032 (g)(h)(i)	1,270,000	1,267,815
Vci Asset Holdings 3 LLC Tranche TL, term loan 6.875% 4/15/2031 (e)(g)	9,835,000	9,736,650
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1619% 2/20/2032 (g)(h)(i)	28,519,488	28,524,051
		64,288,954
Insurance - 0.6%
Acrisure LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 6/21/2032 (g)(h)(i)	16,243,801	15,939,230
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 11/6/2030 (g)(h)(i)	11,613,260	11,410,028
Alera Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 5/28/2032 (g)(h)(i)	3,616,848	3,573,518
Alliant Hldgs Intermediate LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 9/19/2031 (g)(h)(i)	33,985,981	33,918,689
CRC Insurance Group LLC 2LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4496% 5/6/2032 (g)(h)(i)	13,536,842	13,367,632
CRC Insurance Group LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.4496% 5/6/2031 (g)(h)(i)	11,174,718	11,085,320
HUB International Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 5.9221% 6/20/2030 (g)(h)(i)	7,730,889	7,748,592
		97,043,009
TOTAL FINANCIALS		196,061,881
Health Care - 0.6%
Health Care Equipment & Supplies - 0.0%
Bausch + Lomb Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4022% 1/15/2031 (g)(h)(i)	3,124,300	3,138,953
Medline Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.4022% 10/23/2028 (g)(h)(i)	4,127,585	4,141,248
		7,280,201
Health Care Technology - 0.5%
AthenaHealth Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 2/15/2029 (g)(h)(i)	28,603,261	28,475,691
Cotiviti Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4148% 5/1/2031 (g)(h)(i)	34,375,900	31,505,513
		59,981,204
Life Sciences Tools & Services - 0.0%
PAREXEL International Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4022% 12/12/2031 (g)(h)(i)	6,659,152	6,659,151
Pharmaceuticals - 0.1%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9022% 10/8/2030 (g)(h)(i)	17,929,513	17,431,969
Amneal Pharmaceuticals LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 8/2/2032 (g)(h)(i)	1,303,450	1,307,790
		18,739,759
TOTAL HEALTH CARE		92,660,315
Industrials - 1.0%
Aerospace & Defense - 0.2%
TransDigm Group Inc Tranche M 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 8/19/2032 (g)(h)(i)	21,536,775	21,567,573
TransDigm Inc Tranche L 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.1522% 1/19/2032 (g)(h)(i)	10,096,250	10,109,678
TransDigm Inc Tranche N 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1522% 2/13/2033 (g)(h)(i)	2,590,000	2,593,729
		34,270,980
Commercial Services & Supplies - 0.7%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9022% 2/13/2032 (g)(h)(i)	19,057,500	19,077,320
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9022% 12/21/2028 (g)(h)(i)	17,357,817	17,391,491
Artera Services LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1522% 2/15/2031 (g)(h)(i)	6,218,100	5,307,397
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1636% 8/1/2030 (g)(h)(i)	30,747,359	26,593,391
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.9277% 9/4/2030 (g)(h)(i)	25,859,896	17,895,049
CSC ServiceWorks East LLC Tranche INITIAL FL1O 1LN, term loan CME Term SOFR 1 month Index + 5.43%, 9.0961% 9/4/2030 (g)(h)(i)	4,436,625	4,508,187
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.7687% 2/3/2033 (g)(h)(i)	15,000,000	14,673,750
Reworld Holding Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9023% 11/30/2028 (g)(h)(i)	1,717,232	1,717,953
Sabert Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.7667% 12/10/2026 (g)(h)(i)	4,751,576	4,749,580
		111,914,118
Machinery - 0.1%
Beach Acquisition Bidco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 6.9496% 9/13/2032 (g)(h)(i)	1,925,175	1,931,201
STS Operating Inc 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7522% 3/25/2031 (g)(h)(i)	6,022,100	6,037,155
		7,968,356
Transportation Infrastructure - 0.0%
GB AIT Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/22/2033 (g)(h)(i)(j)	3,130,000	3,132,598
TOTAL INDUSTRIALS		157,286,052
Information Technology - 2.1%
Electronic Equipment, Instruments & Components - 0.0%
DG Investment Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9022% 7/9/2032 (g)(h)(i)	1,944,032	1,945,256
Lightning Power LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 5.9022% 8/18/2031 (g)(h)(i)	2,915,600	2,925,455
		4,870,711
IT Services - 0.2%
GTT Communications Inc Tranche NEW $ HOLDCO 1LN, term loan 14% 7/15/2031 (g)(h)	3,840,237	3,104,178
Kaseya Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9134% 3/22/2032 (g)(h)(i)	5,593,500	5,072,130
Peraton Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.5134% 2/1/2028 (g)(h)(i)	20,704,304	17,657,873
		25,834,181
Software - 1.9%
Applied Systems Inc 2LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1996% 2/23/2032 (g)(h)(i)	225,000	222,563
Applied Systems Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9496% 2/24/2031 (g)(h)(i)	11,629,069	11,465,215
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6522% 12/11/2028 (g)(h)(i)	17,457,816	17,142,877
Avalara Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.4496% 3/29/2032 (g)(h)(i)	27,973,965	27,421,479
Darktrace Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 6.9271% 10/9/2031 (g)(h)(i)	1,591,960	1,493,465
KnowBe4 Inc 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4134% 7/26/2032 (g)(h)(i)	1,630,913	1,435,203
Modena Buyer LLC 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 7.9134% 7/1/2031 (g)(h)(i)	28,963,925	26,156,162
Ping Identity Holding Corp 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.4018% 11/15/2032 (g)(h)(i)	1,750,000	1,726,673
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 6/2/2028 (g)(h)(i)	21,225,617	18,447,821
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6996% 8/31/2028 (g)(h)(i)	65,343,877	63,356,116
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6522% 9/8/2032 (g)(h)(i)	8,917,650	8,846,576
UKG Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1634% 2/10/2031 (g)(h)(i)	82,800,021	79,829,985
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 5.9134% 4/14/2031 (g)(h)(i)	34,737,056	34,259,422
		291,803,557
TOTAL INFORMATION TECHNOLOGY		322,508,449
Materials - 1.1%
Chemicals - 0.7%
Advancion Holdings LLC 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 8.4227% 11/24/2027 (g)(h)(i)	3,775,000	3,435,250
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7727% 11/24/2027 (g)(h)(i)	11,868,912	10,800,710
Discovery Purchaser Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.4136% 10/4/2029 (g)(h)(i)	61,178,932	60,536,554
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 7.7246% 7/3/2028 (g)(h)(i)	17,282,775	15,964,963
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 8/25/2031 (g)(h)(i)	25,419,274	25,069,759
		115,807,236
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 6.8272% 4/13/2029 (g)(h)(i)	62,363,150	59,351,009
TOTAL MATERIALS		175,158,245
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Talen Energy Supply LLC Tranche TLB-EXIT 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.1525% 5/17/2030 (g)(h)(i)	544,354	545,649
TOTAL UNITED STATES		1,161,776,944
TOTAL BANK LOAN OBLIGATIONS (Cost $1,308,020,468)		1,258,947,539

Common Stocks - 23.7%
	Shares	Value ($)
CANADA - 0.2%
Information Technology - 0.2%
IT Services - 0.2%
Shopify Inc Class A (b)	195,100	23,681,737
FRANCE - 0.1%
Communication Services - 0.1%
Media - 0.1%
Altice France Holding SA (e)	1,010,567	15,181,465
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
LVMH Moet Hennessy Louis Vuitton SE	11,800	6,251,470
TOTAL FRANCE		21,432,935
HONG KONG - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Studio City International Holdings Ltd ADR (b)	695,700	1,634,895
Studio City International Holdings Ltd ADR (b)(f)	631,958	1,485,101

TOTAL HONG KONG		3,119,996
LUXEMBOURG - 0.0%
Materials - 0.0%
Containers & Packaging - 0.0%
Klockner Pentaplast of America Inc (e)	122,283	114,814
NETHERLANDS - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
NXP Semiconductors NV	43,500	12,771,165
TAIWAN - 1.4%
Information Technology - 1.4%
Semiconductors & Semiconductor Equipment - 1.4%
Taiwan Semiconductor Manufacturing Co Ltd ADR	571,000	226,150,260
UNITED STATES - 21.9%
Communication Services - 3.5%
Interactive Media & Services - 2.5%
Alphabet Inc Class A	597,400	229,879,520
Meta Platforms Inc Class A	266,600	163,135,206
		393,014,726
Media - 1.0%
EchoStar Corp (b)(c)	472,785	58,218,745
EchoStar Corp Class A (b)(d)	769,300	94,731,602
iHeartMedia Inc Class A (b)	104	621
		152,950,968
TOTAL COMMUNICATION SERVICES		545,965,694
Consumer Discretionary - 0.9%
Hotels, Restaurants & Leisure - 0.3%
Boyd Gaming Corp	453,873	39,464,257
New Cotai LLC / New Cotai Capital Corp (b)(c)(e)	3,366,626	269,330
		39,733,587
Household Durables - 0.5%
TopBuild Corp (b)	174,900	77,428,230
Textiles, Apparel & Luxury Goods - 0.1%
Arena Brands Holding Corp (c)(e)	659,302	17,346,236
TOTAL CONSUMER DISCRETIONARY		134,508,053
Consumer Staples - 0.2%
Beverages - 0.0%
Celsius Holdings Inc (b)	238,100	7,993,017
Consumer Staples Distribution & Retail - 0.2%
Southeastern Grocers LLC rights (b)(e)	793,345	8
US Foods Holding Corp (b)	310,200	29,000,598
		29,000,606
TOTAL CONSUMER STAPLES		36,993,623
Energy - 0.2%
Energy Equipment & Services - 0.1%
Forbes Energy Services Ltd (b)(e)	193,218	2
Superior Energy Services Inc Class A (b)(e)	110,370	11,312,925
		11,312,927
Oil, Gas & Consumable Fuels - 0.1%
California Resources Corp	17,780	1,213,663
EP Energy Corp (b)(e)	841,775	1,405,764
Expand Energy Corp	1,693	172,940
Mesquite Energy Inc (b)(e)	764,432	11,810,479
Unit Corp	37,978	1,301,126
		15,903,972
TOTAL ENERGY		27,216,899
Financials - 2.1%
Capital Markets - 0.2%
Ares Management Corp Class A	145,100	17,034,740
Moody's Corp	33,900	15,656,715
PJT Partners Inc Class A	5,092	777,752
		33,469,207
Consumer Finance - 0.2%
OneMain Holdings Inc	569,200	33,451,883
Financial Services - 1.3%
Apollo Global Management Inc	610,300	78,557,816
Carnelian Point Holdings LP warrants 6/30/2027 (b)(e)	931	2,719
Mastercard Inc Class A	92,500	46,520,100
Visa Inc Class A	227,700	75,104,568
		200,185,203
Insurance - 0.4%
Arthur J Gallagher & Co	303,679	62,679,346
TOTAL FINANCIALS		329,785,639
Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%
Medline Inc Class A	61,700	2,743,799
Health Care Providers & Services - 0.1%
Cano Health LLC warrants 6/28/2029 (b)(e)	10,791	18,992
Encompass Health Corp	34	3,400
Enhabit Inc (b)	17	234
Tenet Healthcare Corp (b)	105,098	18,614,958
		18,637,584
TOTAL HEALTH CARE		21,381,383
Industrials - 7.6%
Building Products - 0.6%
Carlisle Cos Inc	35,200	12,505,152
Simpson Manufacturing Co Inc	75,300	14,361,969
Trane Technologies PLC	149,500	73,634,730
		100,501,851
Construction & Engineering - 4.1%
API Group Corp (b)	545,500	24,940,260
Comfort Systems USA Inc	164,000	301,801,001
Construction Partners Inc Class A (b)	285,700	35,329,662
EMCOR Group Inc	142,500	127,062,975
IES Holdings Inc (b)	194,700	125,402,376
WillScot Holdings Corp	610,100	13,812,664
		628,348,938
Electrical Equipment - 2.5%
Eaton Corp PLC	206,300	89,329,963
Nextpower Inc Class A (b)	876,300	104,393,619
nVent Electric PLC	315,900	45,142,110
Vertiv Holdings Co Class A	414,400	136,126,256
		374,991,948
Ground Transportation - 0.1%
Uber Technologies Inc (b)	304,100	22,688,901
Machinery - 0.3%
Parker-Hannifin Corp	58,900	53,564,838
Passenger Airlines - 0.0%
Spirit Aviation Holdings Inc (b)	265,711	371,995
Spirit Aviation Holdings Inc (b)	57,517	80,524
		452,519
Trading Companies & Distributors - 0.0%
Penhall Acquisition Company (b)(e)	34,884	0
TOTAL INDUSTRIALS		1,180,548,995
Information Technology - 6.0%
Communications Equipment - 0.4%
Arista Networks Inc (b)	384,000	66,320,640
Electronic Equipment, Instruments & Components - 0.3%
Coherent Corp (b)	154,500	49,395,195
IT Services - 0.0%
GTT Communications Inc (b)(e)	85,487	3,437,432
Semiconductors & Semiconductor Equipment - 4.1%
KLA Corp	42,500	74,389,875
Marvell Technology Inc	273,600	45,185,040
Micron Technology Inc	206,000	106,534,960
MKS Inc	155,900	44,236,625
NVIDIA Corp	1,435,300	286,442,822
ON Semiconductor Corp (b)	692,403	69,801,146
Wolfspeed Inc (d)	353,440	10,437,083
		637,027,551
Software - 1.2%
AppLovin Corp Class A (b)	37,700	16,827,395
Fair Isaac Corp (b)	14,100	14,452,500
Microsoft Corp	227,400	92,729,172
Monday.com Ltd (b)(d)	206,900	13,628,503
Palantir Technologies Inc Class A (b)	213,700	29,727,807
Terawulf Inc (b)(d)	952,300	20,693,479
		188,058,856
TOTAL INFORMATION TECHNOLOGY		944,239,674
Materials - 0.3%
Construction Materials - 0.3%
Eagle Materials Inc	142,000	29,835,620
James Hardie Industries PLC (b)	489,900	10,283,001
Martin Marietta Materials Inc	23,300	14,424,331
		54,542,952
Metals & Mining - 0.0%
Elah Holdings Inc (b)	906	11,552
TOTAL MATERIALS		54,554,504
Utilities - 1.0%
Electric Utilities - 0.3%
Constellation Energy Corp	172,900	54,117,700
Portland General Electric Co	14,817	769,447
		54,887,147
Independent Power and Renewable Electricity Producers - 0.7%
PureWest Energy LLC (b)(e)	17,812	4,004
Vistra Corp	636,300	100,433,592
		100,437,596
TOTAL UTILITIES		155,324,743
TOTAL UNITED STATES		3,430,519,207
TOTAL COMMON STOCKS (Cost $1,849,369,711)		3,717,790,114

Convertible Corporate Bonds - 1.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.1%
Communication Services - 1.0%
Media - 1.0%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind (h)	40,925,070	153,545,747
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC 5% 2/24/2027 (e)	4,687,074	3,814,810
Financials - 0.1%
Capital Markets - 0.1%
Coinbase Global Inc 0.25% 4/1/2030	8,566,000	8,313,303
TOTAL UNITED STATES		165,673,860
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $57,884,427)		165,673,860

Convertible Preferred Stocks - 1.4%
	Shares	Value ($)
UNITED STATES - 1.4%
Financials - 1.4%
Capital Markets - 0.5%
Ares Management Corp 6.75% Series B	2,102,674	80,742,682
Financial Services - 0.9%
Acrisure Holdings Inc Series A-2 (b)(e)	4,942,757	144,476,787
TOTAL UNITED STATES		225,219,469
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $193,657,863)		225,219,469

Non-Convertible Corporate Bonds - 43.4%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
Fortescue Treasury Pty Ltd 4.375% 4/1/2031 (f)	5,032,000	4,808,267
Fortescue Treasury Pty Ltd 4.5% 9/15/2027 (f)	9,015,000	8,944,688
Mineral Resources Ltd 6% 5/1/2032 (f)	6,795,000	6,740,808
Mineral Resources Ltd 6.25% 5/1/2034 (f)	7,265,000	7,162,349
Mineral Resources Ltd 7% 4/1/2031 (f)	7,885,000	8,184,377
Mineral Resources Ltd 8.5% 5/1/2030 (f)	18,940,000	19,509,111
Mineral Resources Ltd 9.25% 10/1/2028 (f)	13,839,000	14,363,367
PLS Group Ltd 6.875% 5/1/2031 (f)	1,350,000	1,381,700

TOTAL AUSTRALIA		71,094,667
BAILIWICK OF JERSEY - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
A&K Travel Group Holdings Ltd 7.5% 5/15/2033 (f)	11,890,000	11,948,606
BRAZIL - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
ERO Copper Corp 6.5% 2/15/2030 (f)	10,730,000	10,708,433
CANADA - 0.9%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
1011778 BC ULC / New Red Finance Inc 3.875% 1/15/2028 (f)	12,115,000	11,889,578
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (f)	39,005,000	37,107,735
1011778 BC ULC / New Red Finance Inc 4.375% 1/15/2028 (f)	10,600,000	10,466,359
		59,463,672
Household Durables - 0.0%
Brookfield Residential Properties Inc / Brookfield Residential US LLC 4.875% 2/15/2030 (f)	7,775,000	7,289,305
TOTAL CONSUMER DISCRETIONARY		66,752,977
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Teine Energy Ltd 6.875% 4/15/2029 (f)	8,990,000	8,992,697
Industrials - 0.2%
Aerospace & Defense - 0.1%
Bombardier Inc 7.25% 7/1/2031 (f)	6,080,000	6,397,309
Bombardier Inc 8.75% 11/15/2030 (f)	9,040,000	9,597,904
		15,995,213
Machinery - 0.0%
ATS Corp 4.125% 12/15/2028 (f)	7,895,000	7,708,301
Passenger Airlines - 0.1%
Air Canada 3.875% 8/15/2026 (f)	9,105,000	9,079,822
TOTAL INDUSTRIALS		32,783,336
Information Technology - 0.1%
Software - 0.1%
Open Text Corp 6.9% 12/1/2027 (f)	10,610,000	10,850,805
Open Text Holdings Inc 4.125% 12/1/2031 (f)	5,485,000	4,683,500
Open Text Holdings Inc 4.125% 2/15/2030 (f)	5,690,000	5,122,330
TOTAL INFORMATION TECHNOLOGY		20,656,635
Materials - 0.1%
Chemicals - 0.1%
NOVA Chemicals Corp 8.5% 11/15/2028 (f)	8,160,000	8,461,669
Containers & Packaging - 0.0%
Cascades Inc/Cascades USA Inc 5.375% 1/15/2028 (f)	5,600,000	5,501,701
TOTAL MATERIALS		13,963,370
TOTAL CANADA		143,149,015
COLOMBIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Gran Tierra Energy Inc 9.75% 4/15/2031 (f)	6,024,000	5,481,840
FRANCE - 1.0%
Communication Services - 1.0%
Diversified Telecommunication Services - 1.0%
Altice France SA 6.5% 10/15/2031 (f)	2,244,667	2,202,363
Altice France SA 6.5% 4/15/2032 (f)	63,936,793	62,884,150
Altice France SA 6.875% 10/15/2030 (f)	3,612,808	3,551,692
Altice France SA 6.875% 7/15/2032 (f)	84,195,958	82,820,146
TOTAL COMMUNICATION SERVICES		151,458,351
Energy - 0.0%
Energy Equipment & Services - 0.0%
Vallourec SACA 7.5% 4/15/2032 (f)	11,205,000	11,814,496
TOTAL FRANCE		163,272,847
GUATEMALA - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Millicom International Cellular SA 4.5% 4/27/2031 (f)	1,725,000	1,611,494
HONG KONG - 0.1%
Industrials - 0.1%
Marine Transportation - 0.1%
Seaspan Corp 5.5% 8/1/2029 (f)	9,095,000	8,692,705
ISRAEL - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027	3,684,000	3,678,021
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	6,085,000	6,107,570

TOTAL ISRAEL		9,785,591
MACAU - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Studio City Finance Ltd 5% 1/15/2029 (f)	5,700,000	5,434,665
MEXICO - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Borr IHC Ltd / Borr Finance LLC 10% 11/15/2028 (f)	7,695,732	8,040,116
Borr IHC Ltd / Borr Finance LLC 10.375% 11/15/2030 (f)	2,713,252	2,847,831

TOTAL MEXICO		10,887,947
NETHERLANDS - 0.2%
Communication Services - 0.2%
Media - 0.2%
VZ Secured Financing BV 5% 1/15/2032 (f)	24,310,000	21,302,170
Ziggo BV 4.875% 1/15/2030 (f)	7,990,000	7,516,006

TOTAL NETHERLANDS		28,818,176
NORWAY - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Seadrill Finance Ltd 8.375% 8/1/2030 (f)	11,920,000	12,495,989
SPAIN - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Grifols SA 4.75% 10/15/2028 (f)	6,075,000	5,989,855
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Atlantica Sustainable Infrastructure Ltd 4.125% 6/15/2028 (f)	5,971,000	5,832,134
TOTAL SPAIN		11,821,989
SWITZERLAND - 0.1%
Industrials - 0.0%
Aerospace & Defense - 0.0%
VistaJet Malta Finance PLC / Vista Management Holding Inc 8.75% 1/15/2032 (f)(o)	5,950,000	5,771,190
Materials - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA 12% 2/15/2031 (f)	9,700,000	9,942,500
TOTAL SWITZERLAND		15,713,690
TURKEY - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Eldorado Gold Corp 6.25% 9/1/2029 (f)	13,719,000	13,726,957
UNITED KINGDOM - 1.0%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Vmed O2 UK Financing I PLC 4.75% 7/15/2031 (f)	21,200,000	18,340,054
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (f)	4,205,000	4,347,039
Macquarie Airfinance Holdings Ltd 6.5% 3/26/2031 (f)	6,430,000	6,719,903
TOTAL CONSUMER DISCRETIONARY		11,066,942
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
EG Global Finance PLC 12% 11/30/2028 (f)	98,190,000	104,743,102
Financials - 0.0%
Insurance - 0.0%
Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC 8.125% 2/15/2032 (f)	8,915,000	8,515,586
Health Care - 0.0%
Health Care Providers & Services - 0.0%
180 Medical Inc 3.875% 10/15/2029 (f)	6,495,000	6,260,976
Industrials - 0.1%
Aerospace & Defense - 0.1%
Rolls-Royce PLC 5.75% 10/15/2027 (f)	10,870,000	11,016,915
TOTAL UNITED KINGDOM		159,943,575
UNITED STATES - 38.6%
Communication Services - 5.0%
Diversified Telecommunication Services - 1.4%
APLD ComputeCo LLC 9.25% 12/15/2030 (f)	29,800,000	32,031,569
Black Pearl Compute LLC 6.125% 2/15/2031 (f)	8,925,000	9,055,196
Cipher Compute LLC 7.125% 11/15/2030 (f)	12,955,000	13,427,976
Core Scientific Finance I LLC 7.75% 5/15/2031 (f)(o)	23,785,000	23,725,637
Frontier Communications Holdings LLC 5% 5/1/2028 (f)	19,575,000	19,575,000
Level 3 Financing Inc 7% 3/31/2034 (f)	39,540,000	41,011,956
Meridian Arc Holdco LLC 6.25% 4/30/2031 (f)	48,130,000	48,119,045
WULF Compute LLC 7.75% 10/15/2030 (f)	29,235,000	30,725,844
		217,672,223
Entertainment - 0.2%
OAK-Eagle Acquireco Inc 7.25% 7/1/2033 (f)	25,710,000	26,491,996
ROBLOX Corp 3.875% 5/1/2030 (f)	9,120,000	8,638,372
		35,130,368
Media - 3.4%
CSC Holdings LLC 3.375% 2/15/2031 (f)	74,170,000	43,111,083
CSC Holdings LLC 4.125% 12/1/2030 (f)	25,825,000	15,375,244
CSC Holdings LLC 4.5% 11/15/2031 (f)	68,095,000	39,702,654
CSC Holdings LLC 6.5% 2/1/2029 (f)	14,725,000	9,167,010
DISH Network Corp 11.75% 11/15/2027 (f)	59,780,000	61,710,894
EchoStar Corp 10.75% 11/30/2029	149,905,256	162,759,994
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (h)	46,281,132	46,957,623
Nexstar Media Inc 6.5% 9/15/2033 (f)	23,730,000	23,912,626
Scripps Escrow II Inc 3.875% 1/15/2029 (f)	2,820,000	2,672,056
Sirius XM Radio LLC 3.875% 9/1/2031 (f)	12,130,000	10,980,715
Sirius XM Radio LLC 4% 7/15/2028 (f)	10,140,000	9,847,029
Sirius XM Radio LLC 5% 8/1/2027 (f)	6,900,000	6,880,148
Univision Communications Inc 4.5% 5/1/2029 (f)	12,060,000	11,506,574
Univision Communications Inc 7.375% 6/30/2030 (f)	39,140,000	39,102,758
Univision Communications Inc 8.5% 7/31/2031 (f)	21,160,000	21,475,280
Univision Communications Inc 8.875% 4/15/2033 (f)	14,185,000	14,262,315
Univision Communications Inc 9.375% 8/1/2032 (f)	13,620,000	14,094,630
		533,518,633
TOTAL COMMUNICATION SERVICES		786,321,224
Consumer Discretionary - 4.8%
Automobile Components - 0.3%
Adient Global Holdings Ltd 7% 4/15/2028 (f)	5,935,000	6,038,269
Clarios Global LP / Clarios US Finance Co 6.75% 5/15/2028 (f)	11,885,000	12,091,511
Dana Inc 4.25% 9/1/2030	4,463,000	4,266,118
Dana Inc 4.5% 2/15/2032	4,918,000	4,645,086
Hertz Corp/The 12.625% 7/15/2029 (f)	2,915,000	2,748,013
Hertz Corp/The 5.5% (e)(k)(m)	10,890,000	1
Hertz Corp/The 6% (e)(k)(m)	10,285,000	1
Hertz Corp/The 6.25% (e)(k)(m)	11,875,000	1
Hertz Corp/The 7.125% (e)(k)(m)	10,285,000	1
Nesco Holdings II Inc 5.5% 4/15/2029 (f)	14,525,000	14,452,564
		44,241,565
Automobiles - 0.1%
Nissan Motor Acceptance Co LLC 2.45% 9/15/2028 (f)	3,550,000	3,279,490
Nissan Motor Acceptance Co LLC 5.55% 9/13/2029 (f)	4,005,000	3,920,975
Nissan Motor Acceptance Co LLC 7.05% 9/15/2028 (f)	1,785,000	1,830,554
		9,031,019
Broadline Retail - 0.2%
Angi Group LLC 3.875% 8/15/2028 (f)	5,530,000	5,059,950
Wayfair LLC 6.75% 11/15/2032 (f)	9,375,000	9,478,191
Wayfair LLC 7.25% 10/31/2029 (f)	13,000,000	13,322,049
		27,860,190
Distributors - 0.0%
Windsor Holdings III LLC 8.5% 6/15/2030 (f)	5,960,000	6,221,554
Diversified Consumer Services - 0.3%
Service Corp International/US 4% 5/15/2031	12,070,000	11,403,977
TKC Holdings Inc 8.5% 8/15/2030 (f)	34,855,000	35,677,334
		47,081,311
Hotels, Restaurants & Leisure - 2.5%
Bloomin' Brands Inc / OSI Restaurant Partners LLC 5.125% 4/15/2029 (f)	5,565,000	5,015,101
Boyd Gaming Corp 4.75% 6/15/2031 (f)	15,120,000	14,572,294
Boyne USA Inc 4.75% 5/15/2029 (f)	6,360,000	6,217,353
Carnival Corp 4% 8/1/2028 (f)	56,090,000	54,764,604
Carnival Corp 5.125% 5/1/2029 (f)	11,880,000	11,844,395
Carnival Corp 5.875% 6/15/2031 (f)	8,925,000	9,051,949
Carnival Corp 7% 8/15/2029 (f)	6,075,000	6,306,682
Churchill Downs Inc 5.75% 4/1/2030 (f)	14,970,000	14,921,121
Churchill Downs Inc 6.75% 5/1/2031 (f)	11,880,000	12,151,066
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (f)	25,865,000	25,180,848
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (f)	34,295,000	33,229,774
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (f)	5,595,000	5,399,601
Hilton Domestic Operating Co Inc 4% 5/1/2031 (f)	8,395,000	7,950,239
Hilton Domestic Operating Co Inc 4.875% 1/15/2030	6,900,000	6,849,404
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (f)	8,920,000	8,854,078
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (f)	8,555,000	8,672,674
Hilton Domestic Operating Co Inc 6.125% 4/1/2032 (f)	11,955,000	12,177,279
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 4/1/2027	8,435,000	8,414,387
Jacobs Entertainment Inc 6.75% 2/15/2029 (f)	8,585,000	8,413,300
Light & Wonder International Inc 7.5% 9/1/2031 (f)	5,990,000	6,242,640
Lindblad Expeditions LLC 7% 9/15/2030 (f)	8,075,000	8,295,302
MGM Resorts International 4.75% 10/15/2028	11,125,000	11,018,031
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (f)	17,220,000	17,925,935
Neogen Food Safety Corp 8.625% 7/20/2030 (f)	5,205,000	5,472,162
Papa John's International Inc 3.875% 9/15/2029 (f)	5,560,000	5,321,993
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp 5.625% 9/1/2029 (f)	13,730,000	8,947,163
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp 5.875% 9/1/2031 (f)	2,100,000	1,207,500
Royal Caribbean Cruises Ltd 5.375% 7/15/2027 (f)	9,125,000	9,155,544
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (f)	12,110,000	12,378,612
Station Casinos LLC 4.625% 12/1/2031 (f)	9,135,000	8,598,328
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (f)	4,965,000	4,961,767
VOC Escrow Ltd 5% 2/15/2028 (f)	19,690,000	19,648,129
Yum! Brands Inc 4.625% 1/31/2032	11,975,000	11,520,636
		390,679,891
Household Durables - 0.5%
Ashton Woods USA LLC / Ashton Woods Finance Co 4.625% 4/1/2030 (f)	8,940,000	8,511,743
Installed Building Products Inc 5.625% 2/1/2034 (f)	8,935,000	8,890,675
LGI Homes Inc 8.75% 12/15/2028 (f)	6,060,000	6,239,909
Somnigroup International Inc 3.875% 10/15/2031 (f)	15,965,000	14,765,985
Somnigroup International Inc 4% 4/15/2029 (f)	15,925,000	15,405,427
TopBuild Corp 3.625% 3/15/2029 (f)	5,910,000	5,874,396
TopBuild Corp 5.625% 1/31/2034 (f)	8,920,000	9,035,791
Tri Pointe Homes Inc 5.7% 6/15/2028	14,380,000	14,511,448
		83,235,374
Specialty Retail - 0.8%
Asbury Automotive Group Inc 4.5% 3/1/2028	3,534,000	3,499,198
Asbury Automotive Group Inc 4.625% 11/15/2029 (f)	10,005,000	9,736,958
Asbury Automotive Group Inc 4.75% 3/1/2030	3,523,000	3,430,999
Asbury Automotive Group Inc 5% 2/15/2032 (f)	10,800,000	10,356,444
Bath & Body Works Inc 6.625% 10/1/2030 (f)	23,165,000	23,476,292
Bath & Body Works Inc 6.75% 7/1/2036	12,766,000	12,414,911
Bath & Body Works Inc 7.5% 6/15/2029	8,335,000	8,458,716
LBM Acquisition LLC 9.5% 6/15/2031 (f)	18,300,000	16,012,220
LCM Investments Holdings II LLC 8.25% 8/1/2031 (f)	7,185,000	7,526,826
Park River Holdings Inc 8% 3/15/2031 (f)	5,455,000	5,484,937
PetSmart LLC / PetSmart Finance Corp 7.5% 9/15/2032 (f)	14,865,000	15,052,278
Wand NewCo 3 Inc 7.625% 1/30/2032 (f)	12,115,000	12,612,103
		128,061,882
Textiles, Apparel & Luxury Goods - 0.1%
Crocs Inc 4.125% 8/15/2031 (f)	6,075,000	5,653,002
Crocs Inc 4.25% 3/15/2029 (f)	8,675,000	8,421,792
Kontoor Brands Inc 4.125% 11/15/2029 (f)	5,320,000	5,068,388
		19,143,182
TOTAL CONSUMER DISCRETIONARY		755,555,968
Consumer Staples - 2.0%
Beverages - 0.0%
Primo Water Holdings Inc / Triton Water Holdings Inc 6.25% 4/1/2029 (f)	6,360,000	6,367,575
Consumer Staples Distribution & Retail - 1.1%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (f)	36,160,000	34,483,604
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (f)	44,700,000	43,755,427
C&S Group Enterprises LLC 5% 12/15/2028 (f)	8,615,000	8,035,944
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7.125% 4/30/2033 (f)	5,540,000	5,608,681
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (f)	33,960,000	35,498,864
Performance Food Group Inc 4.25% 8/1/2029 (f)	8,495,000	8,235,937
Performance Food Group Inc 5.625% 3/1/2034 (f)	11,895,000	11,647,129
US Foods Inc 4.625% 6/1/2030 (f)	7,520,000	7,354,936
US Foods Inc 7.25% 1/15/2032 (f)	5,990,000	6,230,534
		160,851,056
Food Products - 0.8%
Chobani LLC / Chobani Finance Corp Inc 4.625% 11/15/2028 (f)	6,285,000	6,224,433
Darling Ingredients Inc 6% 6/15/2030 (f)	13,885,000	14,005,425
Fiesta Purchaser Inc 7.875% 3/1/2031 (f)	11,455,000	11,829,293
Fiesta Purchaser Inc 9.625% 9/15/2032 (f)	7,330,000	7,580,473
Lamb Weston Holdings Inc 4.125% 1/31/2030 (f)	12,150,000	11,640,090
Lamb Weston Holdings Inc 4.375% 1/31/2032 (f)	6,075,000	5,721,735
Post Holdings Inc 4.5% 9/15/2031 (f)	47,500,000	44,656,574
Post Holdings Inc 4.625% 4/15/2030 (f)	15,630,000	15,185,080
Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed 4.625% 3/1/2029 (f)	8,340,000	8,046,669
		124,889,772
Household Products - 0.0%
Spectrum Brands Inc 3.875% 3/15/2031 (f)	1,993,000	1,743,522
Personal Care Products - 0.1%
BellRing Brands Inc 7% 3/15/2030 (f)	14,740,000	14,968,399
Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC 4.75% 1/15/2029 (f)	8,760,000	8,484,454
		23,452,853
TOTAL CONSUMER STAPLES		317,304,778
Energy - 5.3%
Energy Equipment & Services - 0.5%
Diamond Foreign Asset Co / Diamond Finance LLC 8.5% 10/1/2030 (f)	5,390,000	5,683,884
Nabors Industries Inc 7.625% 11/15/2032 (f)	5,965,000	6,224,048
Nabors Industries Inc 9.125% 1/31/2030 (f)	12,085,000	12,691,993
Noble Finance II LLC 8% 4/15/2030 (f)	5,935,000	6,172,792
SESI LLC 7.875% 9/30/2030 (f)	5,940,000	6,133,899
Transocean International Ltd 7.875% 10/15/2032 (f)	4,035,000	4,323,680
Transocean International Ltd 8.25% 5/15/2029 (f)	4,565,000	4,739,730
Transocean International Ltd 8.5% 5/15/2031 (f)	4,565,000	4,827,364
Transocean International Ltd 8.75% 2/15/2030 (f)	16,544,500	17,328,727
Valaris Ltd 8.375% 4/30/2030 (f)	5,985,000	6,240,972
		74,367,089
Oil, Gas & Consumable Fuels - 4.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.375% 6/15/2029 (f)	9,060,000	9,050,809
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 1/15/2028 (f)	17,645,000	17,642,621
California Resources Corp 8.25% 6/15/2029 (f)	3,693,000	3,850,839
CITGO Petroleum Corp 8.375% 1/15/2029 (f)	26,350,000	27,115,942
CNX Midstream Partners LP 4.75% 4/15/2030 (f)	6,435,000	6,227,209
CNX Resources Corp 7.375% 1/15/2031 (f)	5,930,000	6,112,348
Comstock Resources Inc 5.875% 1/15/2030 (f)	32,085,000	31,078,914
Comstock Resources Inc 6.75% 3/1/2029 (f)	20,060,000	20,052,914
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/2031 (f)	27,225,000	26,893,171
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (f)	16,090,000	17,107,451
CVR Energy Inc 5.75% 2/15/2028 (f)	10,365,000	10,328,578
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (f)	17,655,000	17,652,979
DT Midstream Inc 4.125% 6/15/2029 (f)	9,070,000	8,880,431
DT Midstream Inc 4.375% 6/15/2031 (f)	9,070,000	8,767,866
Energy Transfer LP 5.5% 6/1/2027	16,735,000	16,883,425
Energy Transfer LP 6% 2/1/2029 (f)	25,785,000	26,023,710
Energy Transfer LP 7.375% 2/1/2031 (f)	5,000,000	5,178,318
Expand Energy Corp 5.375% 3/15/2030	12,145,000	12,270,505
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (f)	5,200,000	5,329,163
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (f)	7,505,000	7,879,049
Hess Midstream Operations LP 4.25% 2/15/2030 (f)	9,875,000	9,577,339
Hess Midstream Operations LP 5.125% 6/15/2028 (f)	11,235,000	11,183,165
Hess Midstream Operations LP 5.5% 10/15/2030 (f)	6,060,000	6,062,800
HF Sinclair Corp 5% 2/1/2028	7,615,000	7,597,718
Hilcorp Energy I LP / Hilcorp Finance Co 6.25% 11/1/2028 (f)	12,280,000	12,344,924
Kinetik Holdings LP 5.875% 6/15/2030 (f)	9,060,000	9,090,650
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (f)	6,030,000	6,104,513
Murphy Oil USA Inc 3.75% 2/15/2031 (f)	5,300,000	4,950,374
Murphy Oil USA Inc 4.75% 9/15/2029	6,860,000	6,788,975
Murphy Oil USA Inc 5.625% 5/1/2027	6,030,000	6,039,811
Northern Oil & Gas Inc 7.875% 10/15/2033 (f)	10,995,000	11,395,157
Northern Oil & Gas Inc 8.75% 6/15/2031 (f)	11,950,000	12,478,549
Occidental Petroleum Corp 7.2% 3/15/2029	3,964,000	4,186,884
ONEOK Inc 6.5% 9/1/2030 (f)	17,745,000	18,743,068
PBF Holding Co LLC / PBF Finance Corp 6% 2/15/2028	27,530,000	27,506,090
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (f)	25,400,000	26,037,721
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (f)	14,650,000	15,741,630
Permian Resources Operating LLC 5.875% 7/1/2029 (f)	8,645,000	8,645,000
SM Energy Co 6.625% 1/15/2027	21,320,000	21,322,025
SM Energy Co 6.75% 9/15/2026	4,550,000	4,551,438
SM Energy Co 8.625% 11/1/2030 (f)	12,020,000	12,714,456
Sunoco LP / Sunoco Finance Corp 4.5% 4/30/2030	12,185,000	11,839,563
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	10,170,000	9,987,339
Sunoco LP / Sunoco Finance Corp 7% 9/15/2028 (f)	5,990,000	6,132,664
Sunoco LP 4.5% 10/1/2029 (f)	8,995,000	8,815,049
Sunoco LP 4.625% 5/1/2030 (f)	12,175,000	11,840,723
Sunoco LP 6.625% 8/15/2032 (f)	6,030,000	6,165,120
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (f)	595,000	593,567
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (f)	11,485,000	11,547,949
Talos Production Inc 9% 2/1/2029 (f)	5,340,000	5,570,826
Talos Production Inc 9.375% 2/1/2031 (f)	6,055,000	6,442,151
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.875% 2/1/2031	10,360,000	10,355,696
Unit Corp 0% 12/1/2029 (Escrow) (e)	2,202,000	0
Venture Global Calcasieu Pass LLC 3.875% 8/15/2029 (f)	7,585,000	7,266,079
Venture Global Calcasieu Pass LLC 4.125% 8/15/2031 (f)	7,585,000	7,105,291
Venture Global Plaquemines LNG LLC 6.125% 12/15/2030 (f)	8,925,000	9,204,156
Venture Global Plaquemines LNG LLC 6.5% 1/15/2034 (f)	47,430,000	49,682,973
Venture Global Plaquemines LNG LLC 6.5% 6/15/2034 (f)	9,400,000	9,836,470
Venture Global Plaquemines LNG LLC 6.75% 1/15/2036 (f)	29,645,000	31,513,822
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (f)	13,130,000	14,560,684
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (f)	13,420,000	15,093,662
		760,942,313
TOTAL ENERGY		835,309,402
Financials - 5.0%
Capital Markets - 0.4%
Broadstreet Partners Group LLC 5.875% 4/15/2029 (f)	15,505,000	15,267,713
Coinbase Global Inc 3.375% 10/1/2028 (f)	29,675,000	28,453,067
Coinbase Global Inc 3.625% 10/1/2031 (f)	18,050,000	15,821,122
Hightower Holding LLC 6.75% 4/15/2029 (f)	5,945,000	5,904,489
Jane Street Group / JSG Finance Inc 4.5% 11/15/2029 (f)	8,740,000	8,488,423
MSCI Inc 4% 11/15/2029 (f)	3,245,000	3,152,341
		77,087,155
Consumer Finance - 1.4%
Ally Financial Inc 8% 11/1/2031	144,500,000	161,402,256
Ally Financial Inc 8% 11/1/2031	20,638,000	22,943,710
OneMain Finance Corp 4% 9/15/2030	5,610,000	5,160,182
OneMain Finance Corp 5.375% 11/15/2029	9,400,000	9,266,032
OneMain Finance Corp 6.625% 1/15/2028	7,305,000	7,408,541
OneMain Finance Corp 7.875% 3/15/2030	6,055,000	6,312,253
		212,492,974
Financial Services - 0.7%
Block Inc 3.5% 6/1/2031	12,070,000	10,961,076
Block Inc 5.625% 8/15/2030 (f)	13,300,000	13,313,420
Block Inc 6% 8/15/2033 (f)	10,515,000	10,494,706
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (f)	7,635,000	7,701,650
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	11,165,000	9,786,962
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	26,065,000	25,814,958
James Hardie International Finance DAC 5% 1/15/2028 (f)	4,136,000	4,123,022
MGIC Investment Corp 5.25% 8/15/2028	7,710,000	7,704,029
NCR Atleos Corp 9.5% 4/1/2029 (f)	8,995,000	9,569,394
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (f)	4,945,000	4,935,229
		104,404,446
Insurance - 2.5%
Acrisure LLC / Acrisure Finance Inc 6% 8/1/2029 (f)	18,000,000	16,983,498
Acrisure LLC / Acrisure Finance Inc 6.75% 7/1/2032 (f)	10,395,000	10,241,277
Acrisure LLC / Acrisure Finance Inc 7.5% 11/6/2030 (f)	10,230,000	10,388,806
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (f)	37,345,000	37,475,932
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (f)	11,125,000	10,952,997
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 5.875% 11/1/2029 (f)	9,115,000	8,935,223
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.5% 10/1/2031 (f)	5,945,000	5,995,824
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 10/15/2027 (f)	49,965,000	49,930,225
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (f)	44,072,000	44,576,272
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7% 1/15/2031 (f)	19,280,000	19,677,033
AmWINS Group Inc 4.875% 6/30/2029 (f)	8,805,000	8,515,314
Asurion LLC/ Asurion Co-Issuer Inc 8% 12/31/2032 (f)	14,875,000	15,538,261
HUB International Ltd 5.625% 12/1/2029 (f)	36,135,000	35,681,169
HUB International Ltd 7.25% 6/15/2030 (f)	38,895,000	40,235,750
HUB International Ltd 7.375% 1/31/2032 (f)	32,930,000	33,732,536
Panther Escrow Issuer LLC 7.125% 6/1/2031 (f)	33,130,000	33,285,138
USI Inc/NY 7.5% 1/15/2032 (f)	8,005,000	8,234,027
		390,379,282
TOTAL FINANCIALS		784,363,857
Health Care - 3.0%
Health Care Equipment & Supplies - 0.1%
Avantor Funding Inc 3.875% 11/1/2029 (f)	6,075,000	5,774,955
Bausch + Lomb Corp 8.375% 10/1/2028 (f)	11,980,000	12,369,350
		18,144,305
Health Care Providers & Services - 1.9%
Accendra Health Inc 4.5% 3/31/2029 (f)	8,310,000	5,540,109
CHS/Community Health Systems Inc 10.875% 1/15/2032 (f)	15,426,000	16,567,354
CHS/Community Health Systems Inc 4.75% 2/15/2031 (f)	21,790,000	20,388,583
CHS/Community Health Systems Inc 5.25% 5/15/2030 (f)	18,245,000	17,227,584
CHS/Community Health Systems Inc 6% 1/15/2029 (f)	8,490,000	8,422,759
CHS/Community Health Systems Inc 6.125% 4/1/2030 (f)	13,855,000	12,283,217
DaVita Inc 3.75% 2/15/2031 (f)	4,180,000	3,877,738
DaVita Inc 4.625% 6/1/2030 (f)	31,515,000	30,508,178
HAH Group Holding Co LLC 9.75% 10/1/2031 (f)	9,035,000	8,269,405
HealthEquity Inc 4.5% 10/1/2029 (f)	6,410,000	6,221,667
Molina Healthcare Inc 3.875% 11/15/2030 (f)	10,465,000	9,697,685
Molina Healthcare Inc 3.875% 5/15/2032 (f)	12,160,000	10,914,458
Molina Healthcare Inc 4.375% 6/15/2028 (f)	7,525,000	7,418,958
National Mentor Holdings Inc 10.5% 12/15/2030 (f)	11,900,000	12,449,118
Surgery Center Holdings Inc 7.25% 4/15/2032 (f)	6,785,000	6,766,886
Tenet Healthcare Corp 4.25% 6/1/2029	17,640,000	17,181,924
Tenet Healthcare Corp 4.375% 1/15/2030	43,755,000	42,389,150
Tenet Healthcare Corp 5.125% 11/1/2027	18,070,000	18,053,744
Tenet Healthcare Corp 6.125% 6/15/2030	30,025,000	30,192,570
Tenet Healthcare Corp 6.75% 5/15/2031	6,005,000	6,170,534
		290,541,621
Health Care Technology - 0.0%
IQVIA Inc 5% 5/15/2027 (f)	12,070,000	12,060,298
Life Sciences Tools & Services - 0.2%
Charles River Laboratories International Inc 3.75% 3/15/2029 (f)	10,515,000	10,055,158
Charles River Laboratories International Inc 4% 3/15/2031 (f)	12,085,000	11,282,979
Charles River Laboratories International Inc 4.25% 5/1/2028 (f)	3,400,000	3,338,749
		24,676,886
Pharmaceuticals - 0.8%
1261229 BC Ltd 10% 4/15/2032 (f)	67,915,000	70,141,118
Jazz Securities DAC 4.375% 1/15/2029 (f)	12,305,000	12,034,142
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (f)	21,010,000	20,736,592
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (f)	18,260,000	18,143,997
		121,055,849
TOTAL HEALTH CARE		466,478,959
Industrials - 5.5%
Aerospace & Defense - 1.7%
ATI Inc 4.875% 10/1/2029	6,080,000	6,038,989
ATI Inc 5.125% 10/1/2031	5,395,000	5,374,138
ATI Inc 7.25% 8/15/2030	5,985,000	6,233,240
TransDigm Inc 4.625% 1/15/2029	38,080,000	37,576,167
TransDigm Inc 4.875% 5/1/2029	25,000,000	24,705,958
TransDigm Inc 6.125% 7/31/2034 (f)	16,275,000	16,292,901
TransDigm Inc 6.25% 1/31/2034 (f)	4,715,000	4,821,586
TransDigm Inc 6.375% 3/1/2029 (f)	15,065,000	15,365,622
TransDigm Inc 6.375% 5/31/2033 (f)	35,000,000	35,269,115
TransDigm Inc 6.625% 3/1/2032 (f)	6,065,000	6,232,958
TransDigm Inc 6.75% 1/31/2034 (f)	17,840,000	18,326,961
TransDigm Inc 6.75% 8/15/2028 (f)	27,225,000	27,565,313
TransDigm Inc 6.875% 12/15/2030 (f)	47,905,000	49,371,133
TransDigm Inc 7.125% 12/1/2031 (f)	12,085,000	12,523,323
		265,697,404
Air Freight & Logistics - 0.1%
Rand Parent LLC 8.5% 2/15/2030 (f)	14,880,000	15,456,585
Building Products - 0.2%
Advanced Drainage Systems Inc 6.375% 6/15/2030 (f)	6,050,000	6,136,872
Miter Brands Acquisition Holdco Inc / MIWD Borrower LLC 6.75% 4/1/2032 (f)	9,120,000	9,014,568
MIWD Holdco II LLC / MIWD Finance Corp 5.5% 2/1/2030 (f)	4,125,000	3,805,580
Shea Homes LP / Shea Homes Funding Corp 4.75% 4/1/2029	8,020,000	7,768,777
		26,725,797
Commercial Services & Supplies - 2.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl 4.625% 6/1/2028 (f)	7,690,000	7,575,013
Artera Services LLC 8.5% 2/15/2031 (f)	28,205,000	24,290,417
Brand Industrial Services Inc 10.375% 8/1/2030 (f)	44,695,000	41,146,664
Brink's Co/The 4.625% 10/15/2027 (f)	12,180,000	12,121,720
Clean Harbors Inc 6.375% 2/1/2031 (f)	4,960,000	5,047,980
CoreCivic Inc 8.25% 4/15/2029	34,400,000	35,836,097
GEO Group Inc/The 10.25% 4/15/2031	26,520,000	28,462,684
GEO Group Inc/The 8.625% 4/15/2029	21,310,000	22,171,393
GFL Environmental Inc 4% 8/1/2028 (f)	9,105,000	8,898,285
GFL Environmental Inc 4.75% 6/15/2029 (f)	12,095,000	11,951,969
GFL Environmental Inc 6.75% 1/15/2031 (f)	8,975,000	9,305,136
Madison IAQ LLC 4.125% 6/30/2028 (f)	11,390,000	11,231,291
Madison IAQ LLC 5.875% 6/30/2029 (f)	9,085,000	9,060,413
Neptune Bidco US Inc 10.375% 5/15/2031 (f)	8,935,000	9,220,661
Neptune Bidco US Inc 9.29% 4/15/2029 (f)	62,340,000	63,047,528
Neptune Bidco US Inc 9.5% 2/15/2033 (f)	10,000,000	10,007,934
Reworld Holding Corp 4.875% 12/1/2029 (f)	26,475,000	25,303,611
Williams Scotsman Inc 7.375% 10/1/2031 (f)	5,590,000	5,821,879
		340,500,675
Construction & Engineering - 0.0%
Arcosa Inc 4.375% 4/15/2029 (f)	8,410,000	8,203,440
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/2029 (f)	7,394,000	7,180,637
Ground Transportation - 0.3%
Uber Technologies Inc 4.5% 8/15/2029 (f)	27,335,000	27,096,970
XPO Inc 6.25% 6/1/2028 (f)	5,950,000	6,025,029
XPO Inc 7.125% 2/1/2032 (f)	9,085,000	9,474,038
		42,596,037
Machinery - 0.3%
Allison Transmission Inc 5.875% 6/1/2029 (f)	7,960,000	8,034,577
Beach Acquisition Bidco LLC 10% 7/15/2033 pay-in-kind (f)(h)	18,746,254	20,621,048
Chart Industries Inc 7.5% 1/1/2030 (f)	15,680,000	16,277,894
		44,933,519
Passenger Airlines - 0.5%
Allegiant Travel Co 7.25% 8/15/2027 (f)	6,840,000	6,862,771
American Airlines Inc 7.25% 2/15/2028 (f)	19,595,000	19,857,945
American Airlines Inc/AAdvantage Loyalty IP Ltd 5.75% 4/20/2029 (f)	29,825,000	29,845,254
United Airlines Inc 4.625% 4/15/2029 (f)	18,025,000	17,792,930
		74,358,900
Professional Services - 0.1%
TriNet Group Inc 3.5% 3/1/2029 (f)	8,865,000	8,240,240
Trading Companies & Distributors - 0.1%
FTAI Aviation Investors LLC 7.875% 12/1/2030 (f)	9,065,000	9,518,033
Synergy Infrastructure Holdings LLC 7.875% 12/1/2030 (f)	6,975,000	7,323,080
		16,841,113
Transportation Infrastructure - 0.0%
GB AIT Buyer Inc 8.75% 4/30/2034 (f)	5,650,000	5,683,437
TOTAL INDUSTRIALS		856,417,784
Information Technology - 2.4%
Electronic Equipment, Instruments & Components - 0.2%
Coherent Corp 5% 12/15/2029 (f)	9,495,000	9,392,322
CPI CG Inc 10% 7/15/2029 (f)	5,636,000	5,922,604
TTM Technologies Inc 4% 3/1/2029 (f)	8,870,000	8,580,845
		23,895,771
IT Services - 0.9%
CoreWeave Inc 9% 2/1/2031 (f)	24,840,000	24,682,503
CoreWeave Inc 9.25% 6/1/2030 (f)	44,700,000	45,263,596
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (f)	11,810,000	11,036,414
Go Daddy Operating Co LLC / GD Finance Co Inc 5.25% 12/1/2027 (f)	9,345,000	9,325,993
Sabre GLBL Inc 11.125% 7/15/2030 (f)	30,145,000	25,924,700
Twilio Inc 3.625% 3/15/2029	9,995,000	9,612,088
Twilio Inc 3.875% 3/15/2031	10,460,000	9,763,887
		135,609,181
Semiconductors & Semiconductor Equipment - 0.2%
ON Semiconductor Corp 3.875% 9/1/2028 (f)	11,065,000	10,787,088
Synaptics Inc 4% 6/15/2029 (f)	7,015,000	6,670,952
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (h)	11,459,645	9,339,658
Wolfspeed Inc 9.875% 6/23/2030 pay-in-kind (f)(h)	3,830,731	4,231,746
		31,029,444
Software - 0.9%
Cloud Software Group Inc 6.5% 3/31/2029 (f)	82,555,000	80,380,171
Crowdstrike Holdings Inc 3% 2/15/2029	8,870,000	8,451,595
Elastic NV 4.125% 7/15/2029 (f)	24,245,000	23,012,922
Fair Isaac Corp 4% 6/15/2028 (f)	2,910,000	2,837,062
NCR Voyix Corp 5% 10/1/2028 (f)	5,530,000	5,415,226
NCR Voyix Corp 5.125% 4/15/2029 (f)	2,583,000	2,507,807
Oracle Corp 3.8% 11/15/2037	9,470,000	7,488,243
PTC Inc 4% 2/15/2028 (f)	6,575,000	6,418,570
UKG Inc 6.875% 2/1/2031 (f)	9,090,000	8,847,419
		145,359,015
Technology Hardware, Storage & Peripherals - 0.2%
Seagate Data Storage Technology Pte Ltd 8.25% 12/15/2029 (f)	19,590,000	20,473,196
Seagate Data Storage Technology Pte Ltd 8.5% 7/15/2031 (f)	12,720,000	13,323,920
		33,797,116
TOTAL INFORMATION TECHNOLOGY		369,690,527
Materials - 1.7%
Chemicals - 0.7%
Ingevity Corp 3.875% 11/1/2028 (f)	11,105,000	10,712,248
LSB Industries Inc 6.25% 10/15/2028 (f)	21,105,000	21,113,252
Olympus Water US Holding Corp 4.25% 10/1/2028 (f)	15,305,000	14,886,191
Olympus Water US Holding Corp 7.25% 2/15/2033 (f)	29,715,000	29,044,713
Scih Salt Hldgs Inc 4.875% 5/1/2028 (f)	7,820,000	7,743,407
Scotts Miracle-Gro Co/The 4% 4/1/2031	11,945,000	11,114,126
Tronox Inc 4.625% 3/15/2029 (f)	13,295,000	11,126,122
WR Grace Holdings LLC 7.375% 3/1/2031 (f)	5,940,000	6,001,782
		111,741,841
Construction Materials - 0.1%
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (f)	24,115,000	25,249,899
Containers & Packaging - 0.7%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25% 9/1/2028 (f)	5,915,000	5,655,971
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (f)	11,830,000	11,071,865
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.25% 1/30/2031 (f)	5,945,000	5,985,462
Clydesdale Acquisition Holdings Inc 6.625% 4/15/2029 (f)	7,185,000	7,071,992
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (f)	8,855,000	8,330,936
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (f)	44,650,000	40,512,113
Crown Cork & Seal Co Inc 7.5% 12/15/2096	12,871,000	12,549,225
Graphic Packaging International LLC 3.75% 2/1/2030 (f)	7,880,000	7,359,949
Mauser Packaging Solutions Holding Co 7.875% 4/15/2030 (f)	5,930,000	5,996,208
Trident TPI Holdings Inc 12.75% 12/31/2028 (f)	5,870,000	5,887,504
		110,421,225
Metals & Mining - 0.2%
Alcoa Nederland Holding BV 4.125% 3/31/2029 (f)	9,310,000	9,047,958
Arsenal AIC Parent LLC 8% 10/1/2030 (f)	7,040,000	7,359,919
Commercial Metals Co 3.875% 2/15/2031	6,135,000	5,702,086
Roller Bearing Co of America Inc 4.375% 10/15/2029 (f)	4,375,000	4,277,804
		26,387,767
TOTAL MATERIALS		273,800,732
Real Estate - 1.8%
Diversified REITs - 0.7%
Iron Mountain Information Management Services Inc 5% 7/15/2032 (f)	9,100,000	8,786,576
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (f)	7,365,000	7,116,438
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 4.75% 4/15/2028 (f)	31,410,000	31,289,508
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (f)	14,000,000	13,755,221
Vici Properties LP / Vici Note Co Inc 3.875% 2/15/2029 (f)	11,195,000	10,898,397
Vici Properties LP / Vici Note Co Inc 4.25% 12/1/2026 (f)	21,450,000	21,400,037
Vici Properties LP / Vici Note Co Inc 4.625% 12/1/2029 (f)	12,240,000	12,041,546
		105,287,723
Health Care REITs - 0.4%
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031	11,190,000	8,020,744
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029	18,080,000	14,960,905
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	38,043,000	37,091,774
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (f)	9,100,000	9,453,981
		69,527,404
Real Estate Management & Development - 0.2%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (f)	11,860,000	12,664,966
Greystar Real Estate Partners LLC 7.75% 9/1/2030 (f)	5,305,000	5,526,632
Taylor Morrison Communities Inc 5.125% 8/1/2030 (f)	10,725,000	10,681,623
Weekley Homes LLC / Weekley Finance Corp 4.875% 9/15/2028 (f)	5,045,000	4,932,660
		33,805,881
Specialized REITs - 0.5%
Iron Mountain Inc 4.5% 2/15/2031 (f)	22,025,000	21,165,481
Iron Mountain Inc 4.875% 9/15/2029 (f)	24,110,000	23,776,971
SBA Communications Corp 3.125% 2/1/2029	13,305,000	12,808,085
SBA Communications Corp 3.875% 2/15/2027	17,015,000	16,909,503
		74,660,040
TOTAL REAL ESTATE		283,281,048
Utilities - 2.1%
Electric Utilities - 1.6%
Clearway Energy Operating LLC 3.75% 1/15/2032 (f)	6,075,000	5,601,128
Clearway Energy Operating LLC 3.75% 2/15/2031 (f)	13,295,000	12,441,133
Clearway Energy Operating LLC 4.75% 3/15/2028 (f)	6,920,000	6,876,012
NRG Energy Inc 3.375% 2/15/2029 (f)	5,145,000	4,915,362
NRG Energy Inc 3.625% 2/15/2031 (f)	10,215,000	9,489,088
NRG Energy Inc 3.875% 2/15/2032 (f)	1,254,000	1,160,210
NRG Energy Inc 5.75% 1/15/2028	9,000,000	9,010,476
NRG Energy Inc 5.75% 1/15/2034 (f)	11,885,000	11,797,200
NRG Energy Inc 5.875% 5/15/2034 (f)	8,335,000	8,305,014
NRG Energy Inc 6% 1/15/2036 (f)	23,775,000	23,612,301
NRG Energy Inc 6% 2/1/2033 (f)	4,240,000	4,272,784
NRG Energy Inc 6.125% 5/15/2036 (f)	8,910,000	8,876,334
NRG Energy Inc 6.25% 11/1/2034 (f)	5,090,000	5,149,197
Pacific Gas and Electric Co 3.75% 7/1/2028	2,867,500	2,815,770
Pacific Gas and Electric Co 3.95% 12/1/2047	10,826,000	7,915,187
Pacific Gas and Electric Co 4% 12/1/2046	13,774,000	10,141,892
Pacific Gas and Electric Co 4.3% 3/15/2045	5,995,000	4,691,517
PG&E Corp 5% 7/1/2028	22,000,000	21,892,335
PG&E Corp 5.25% 7/1/2030	8,330,000	8,246,413
Vistra Operations Co LLC 4.375% 5/1/2029 (f)	23,230,000	22,825,847
Vistra Operations Co LLC 5% 7/31/2027 (f)	22,585,000	22,580,957
Vistra Operations Co LLC 7.75% 10/15/2031 (f)	11,985,000	12,569,029
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (f)	6,060,000	6,301,994
XPLR Infrastructure Operating Partners LP 7.75% 4/15/2034 (f)	17,040,000	17,860,493
		249,347,673
Gas Utilities - 0.3%
Southern Natural Gas Co LLC 7.35% 2/15/2031	23,497,000	25,629,387
Southern Natural Gas Co LLC 8% 3/1/2032	12,475,000	14,170,474
Suburban Propane Partners LP/Suburban Energy Finance Corp 5% 6/1/2031 (f)	12,070,000	11,587,894
		51,387,755
Independent Power and Renewable Electricity Producers - 0.2%
Alpha Generation LLC 6.25% 1/15/2034 (f)	8,910,000	8,849,097
Sunnova Energy Corp 11.75% (e)(f)(k)	18,140,000	90,700
Sunnova Energy Corp 5.875% (e)(f)(k)	3,020,000	7,549
Talen Energy Supply LLC 6.25% 2/1/2034 (f)	8,920,000	8,853,428
Talen Energy Supply LLC 6.5% 2/1/2036 (f)	8,920,000	8,953,779
		26,754,553
TOTAL UTILITIES		327,489,981
TOTAL UNITED STATES		6,056,014,260
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd 6.375% 2/15/2036 (f)	23,975,000	23,541,053
First Quantum Minerals Ltd 7.25% 2/15/2034 (f)	7,855,000	8,098,033
First Quantum Minerals Ltd 8.625% 6/1/2031 (f)	21,965,000	22,871,496

TOTAL ZAMBIA		54,510,582
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $6,789,498,763)		6,795,113,028

Non-Convertible Preferred Stocks - 0.6%
	Shares	Value ($)
UNITED STATES - 0.6%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Summit Midstream Corp 3 month U.S. LIBOR + 7.43%, 12.2837% (h)(i)	2,912	4,608,134
Information Technology - 0.6%
Software - 0.6%
Strategy Inc 11.5% (l)	663,257	66,159,886
Strategy Inc Series A, 10%	303,400	30,628,230
TOTAL INFORMATION TECHNOLOGY		96,788,116
TOTAL UNITED STATES		101,396,250
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $88,952,275)		101,396,250

Preferred Securities - 3.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 3.1%
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Energy Transfer LP 6.5% (h)(m)	22,875,000	23,579,647
Energy Transfer LP 6.625% (h)(m)	37,985,000	38,827,120
Energy Transfer LP Series G, 7.125% (h)(m)	32,035,000	33,941,365
TOTAL ENERGY		96,348,132
Financials - 2.5%
Banks - 2.0%
Bank of America Corp 5.875% (h)(m)	102,630,000	103,729,153
Bank of America Corp 6.25% (h)(m)	51,910,000	52,508,497
Citigroup Inc 6.5% (h)(m)	29,740,000	30,329,162
Citigroup Inc 6.75% (h)(m)	17,850,000	18,211,828
Citigroup Inc 7% (h)(m)	13,670,000	14,401,676
JPMorgan Chase & Co 6.1% (h)(m)	29,730,000	29,730,000
JPMorgan Chase & Co CME Term SOFR 3 month Index + 2.745%, 6.4368% (h)(i)(m)	26,340,000	26,468,530
Wells Fargo & Co 6.125% (h)(m)	29,715,000	30,035,443
Wells Fargo & Co 6.85% (h)(m)	8,925,000	9,361,849
		314,776,138
Capital Markets - 0.1%
Goldman Sachs Group Inc/The 6.85% (h)(m)	8,925,000	9,329,830
Consumer Finance - 0.1%
Ally Financial Inc 4.7% (h)(m)	7,055,000	6,855,531
Ally Financial Inc 5 year U.S. Treasury Index + 0%, 7.1% (h)(i)(m)	5,950,000	5,945,316
		12,800,847
Insurance - 0.3%
Alliant Holdings LP 10.5% (e)(h)(m)	47,576,998	47,162,432
TOTAL FINANCIALS		384,069,247
Utilities - 0.0%
Electric Utilities - 0.0%
Edison International 5% (h)(m)	2,595,000	2,580,166
TOTAL UNITED STATES		482,997,545
TOTAL PREFERRED SECURITIES (Cost $476,700,397)		482,997,545

Money Market Funds - 16.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (p)	3.69	2,548,985,366	2,549,495,163
Fidelity Securities Lending Cash Central Fund (p)(q)	3.69	108,960,223	108,971,119
TOTAL MONEY MARKET FUNDS (Cost $2,658,419,966)			2,658,466,282

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $13,831,681,010)	15,800,442,987
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(110,459,437)
NET ASSETS - 100.0%	15,689,983,550

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $432,671,279 or 2.8% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,552,093,737 or 35.4% of net assets.

(g)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(h)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(k)	Non-income producing - Security is in default.
(l)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(m)	Security is perpetual in nature with no stated maturity date.
(n)	Controlled affiliated fund.
(o)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(q)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Arena Brands Holding Corp	6/18/1997 - 1/12/1999	21,591,597

EchoStar Corp	9/30/2024	13,256,891

Fidelity Private Credit Company LLC	4/15/2022 - 3/28/2025	378,469,472

Fidelity Private Credit Company II LLC	4/15/2026	600,000

New Cotai LLC / New Cotai Capital Corp	9/11/2020	16,677,424

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,428,611,454	3,083,953,758	1,963,061,561	71,096,371	(8,488)	-	2,549,495,163	2,548,985,366	4.2%
Fidelity Securities Lending Cash Central Fund	7,728,800	684,579,210	583,333,747	184,151	(3,144)	-	108,971,119	108,960,223	0.3%
Total	1,436,340,254	3,768,532,968	2,546,395,308	71,280,522	(11,632)	-	2,658,466,282

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company II LLC	-	600,000	-	-	-	864	600,864	60,000
Fidelity Private Credit Company LLC	363,975,820	-	-	40,004,171	-	139,661	356,236,104	38,033,001
	363,975,820	600,000	-	40,004,171	-	140,525	356,836,968

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	356,836,968	-	356,836,968	-

Asset-Backed Securities	38,001,932	-	38,001,932	-

Bank Loan Obligations
Communication Services	53,416,643	-	52,985,260	431,383
Consumer Discretionary	170,545,260	-	170,545,260	-
Consumer Staples	4,238,887	-	4,238,887	-
Energy	46,244,696	-	46,244,696	-
Financials	206,642,725	-	196,906,075	9,736,650
Health Care	92,660,315	-	92,660,315	-
Industrials	157,286,052	-	157,286,052	-
Information Technology	322,508,449	-	322,508,449	-
Materials	204,858,863	-	204,858,863	-
Utilities	545,649	-	545,649	-

Common Stocks
Communication Services	561,147,159	545,965,694	-	15,181,465
Consumer Discretionary	143,879,519	126,263,953	-	17,615,566
Consumer Staples	36,993,623	36,993,615	-	8
Energy	27,216,899	2,687,729	-	24,529,170
Financials	329,785,639	329,782,920	-	2,719
Health Care	21,381,383	21,362,391	-	18,992
Industrials	1,180,548,995	1,180,548,995	-	-
Information Technology	1,206,842,836	1,203,405,404	-	3,437,432
Materials	54,669,318	54,554,504	-	114,814
Utilities	155,324,743	155,320,739	-	4,004

Convertible Corporate Bonds
Communication Services	153,545,747	-	153,545,747	-
Consumer Discretionary	3,814,810	-	-	3,814,810
Financials	8,313,303	-	8,313,303	-

Convertible Preferred Stocks
Financials	225,219,469	-	80,742,682	144,476,787

Non-Convertible Corporate Bonds
Communication Services	986,549,299	-	986,549,299	-
Consumer Discretionary	850,759,158	-	850,759,154	4
Consumer Staples	317,304,778	-	317,304,778	-
Energy	989,725,473	-	989,725,473	-
Financials	792,879,443	-	792,879,443	-
Health Care	488,515,381	-	488,515,381	-
Industrials	914,681,930	-	914,681,930	-
Information Technology	390,347,162	-	390,347,162	-
Materials	447,747,241	-	447,747,241	-
Real Estate	283,281,048	-	283,281,048	-
Utilities	333,322,115	-	333,223,866	98,249

Non-Convertible Preferred Stocks
Energy	4,608,134	-	4,608,134	-
Information Technology	96,788,116	96,788,116	-	-

Preferred Securities
Energy	96,348,132	-	96,348,132	-
Financials	384,069,247	-	336,906,815	47,162,432
Utilities	2,580,166	-	2,580,166	-

Money Market Funds	2,658,466,282	2,658,466,282	-	-
Total Investments in Securities:	15,800,442,987	6,412,140,342	9,121,678,160	266,624,485
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2026 ($)
Bank Loan Obligations	1	-	6,861	9,760,885	(1,842)	4,316	397,812	-	10,168,033	6,862
Common Stocks	50,127,315	4,212,880	37,059,788	18,692,743	(49,188,556)	-	-	-	60,904,170	(3,493,869)
Convertible Preferred Stocks	-	-	25,455,198	119,021,589	-	-	-	-	144,476,787	25,455,198
Non-Convertible Preferred Stocks	2,871	(9,705,941)	10,247,164	-	(544,094)	-	-	-	-	-
Convertible Corporate Bonds	4,488,074	-	(938,637)	226,002	-	39,371	-	-	3,814,810	(938,637)
Preferred Securities	46,742,206	-	420,227	-	(1)	-	-	-	47,162,432	420,227
Non-Convertible Corporate Bonds	28,500,605	(1,187,414)	(9,801,264)	7,666,095	(31,171,758)	(135,107)	6,227,096	-	98,253	(6,060,499)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $125,975,091) - See accompanying schedule:
Unaffiliated issuers (cost $10,802,070,949)	$12,785,139,737
Fidelity Central Funds (cost $2,658,419,966)	2,658,466,282
Other affiliated issuers (cost $371,190,095)	356,836,968

Total Investment in Securities (cost $13,831,681,010)		$15,800,442,987
Cash		7,109,022
Foreign currency held at value (cost $77,900)		77,900
Receivable for investments sold		9,693,674
Receivable for fund shares sold		16,197,807
Dividends receivable		225,452
Interest receivable		122,185,625
Distributions receivable from Fidelity Central Funds		7,525,958
Prepaid expenses		3,777
Other receivables		15,441
Total assets		15,963,477,643
Liabilities
Payable for investments purchased
Regular delivery	$107,987,494
Delayed delivery	29,525,256
Payable for fund shares redeemed	11,619,713
Distributions payable	7,398,664
Accrued management fee	7,861,982
Other payables and accrued expenses	126,721
Collateral on securities loaned	108,974,263
Total liabilities		273,494,093
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$15,689,983,550
Net Assets consist of:
Paid in capital		$13,531,830,182
Total accumulated earnings (loss)		2,158,153,368
Net Assets		$15,689,983,550
Net Asset Value, offering price and redemption price per share ($15,689,983,550 ÷ 1,383,329,752 shares)		$11.34
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends:
Unaffiliated issuers		$43,930,177
Affiliated issuers		38,444,818
Interest		607,335,219
Income from Fidelity Central Funds (including $184,151 from security lending)		71,280,522
Security lending		875
Total income		760,991,611
Expenses
Management fee	$91,955,199
Custodian fees and expenses	20,436
Independent trustees' fees and expenses	48,105
Registration fees	238,358
Audit fees	129,040
Legal	30,285
Miscellaneous	48,153
Total expenses before reductions	92,469,576
Expense reductions	(2,679,677)
Total expenses after reductions		89,789,899
Net Investment income (loss)		671,201,712
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	209,885,702
Fidelity Central Funds	(11,632)
Foreign currency transactions	(4,468)
Capital gain distributions from underlying funds:
Affiliated issuers	1,559,353
Total net realized gain (loss)		211,428,955
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,727,987,160
Affiliated issuers	140,525
Assets and liabilities in foreign currencies	(3,405)
Total change in net unrealized appreciation (depreciation)		1,728,124,280
Net gain (loss)		1,939,553,235
Net increase (decrease) in net assets resulting from operations		$2,610,754,947
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$671,201,712	$693,934,064
Net realized gain (loss)	211,428,955	57,877,815
Change in net unrealized appreciation (depreciation)	1,728,124,280	107,163,310
Net increase (decrease) in net assets resulting from operations	2,610,754,947	858,975,189
Distributions to shareholders	(696,002,577)	(657,489,757)

Share transactions
Proceeds from sales of shares	2,988,068,008	2,595,736,125
Reinvestment of distributions	602,486,014	573,017,431
Cost of shares redeemed	(2,967,914,087)	(2,868,692,507)

Net increase (decrease) in net assets resulting from share transactions	622,639,935	300,061,049
Total increase (decrease) in net assets	2,537,392,305	501,546,481

Net Assets
Beginning of period	13,152,591,245	12,651,044,764
End of period	$15,689,983,550	$13,152,591,245

Other Information
Shares
Sold	277,428,889	257,115,262
Issued in reinvestment of distributions	55,830,025	56,798,367
Redeemed	(275,833,204)	(285,194,546)
Net increase (decrease)	57,425,710	28,719,083

Financial Highlights
Fidelity® Capital & Income Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$9.92	$9.75	$9.28	$10.17	$11.24
Income from Investment Operations
Net investment income (loss) A,B	.497	.526	.529	.480	.387
Net realized and unrealized gain (loss)	1.438	.143	.456	(.308)	(.714)
Total from investment operations	1.935	.669	.985	.172	(.327)
Distributions from net investment income	(.515)	(.499)	(.515)	(.473)	(.390)
Distributions from net realized gain	-	-	-	(.589)	(.353)
Total distributions	(.515)	(.499)	(.515)	(1.062)	(.743)
Net asset value, end of period	$11.34	$9.92	$9.75	$9.28	$10.17
Total Return C	19.89%	6.89%	10.91%	2.09%	(3.27)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.64%	.65%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.62%	.63%	.65%	.68%	.67%
Expenses net of all reductions, if any	.62%	.63%	.65%	.68%	.67%
Net investment income (loss)	4.62%	5.22%	5.60%	5.16%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$15,689,984	$13,152,591	$12,651,045	$11,457,861	$13,077,000
Portfolio turnover rate F	26%	19%	36%	20%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC and Fidelity Private Credit Company II LLC, please refer to the Investment in Fidelity Private Credit Company LLCs note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLCs.
The Fund invests in Fidelity Private Credit Company LLC and Fidelity Private Credit Company II LLC, each of which is a controlled affiliated limited liability company. Fidelity Private Credit Company II LLC commenced operations on April 15, 2026. Each LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under each LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, each LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each LLC and thus a decline in the value of the Fund. Each LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists each LLC as an investment as of period end, but does not include the underlying holdings of each LLC. Each LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2026 was 9.59%.

The Board of Directors of Fidelity Private Credit Company LLC approved an Agreement and Plan of Merger (the "Merger Agreement") between Fidelity Private Credit Company LLC Fund and Fidelity Private Credit Company II LLC, a Delaware limited liability company. The Merger Agreement provides for the transfer of all the assets and the assumption of all the liabilities of Fidelity Private Credit Company LLC in exchange for corresponding units of Fidelity Private Credit Company II LLC equal in value to the net assets of the Fund on the day the reorganization is effective. The reorganization is expected to occur during July 2026. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their unit holders.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC and Fidelity Private Credit Company II LLC are valued at their respective net asset value (NAV) each month end and are categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Convertible Preferred Stocks	$144,476,787	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	17.5	Increase
Common Stocks	$60,904,170	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.3 - 7.4 / 6.1	Increase
			Enterprise value/Revenue multiple (EV/R)	0.4	Increase
		Recovery value	Recovery value	$0.00 - $0.22 / $0.22	Increase
		Discounted cash flow	Discount rate	8.8% - 11.2% / 9.0%	Decrease
		Market approach	Transaction price	$0.00 - $2.92 / $2.92	Increase
		Black scholes	Discount rate	3.7% - 3.9% / 3.7%	Increase
			Term	0.8 - 3.2 / 1.0	Increase
			Volatility	40.0% - 60.0% / 41.3%	Increase
Bank Loan Obligations	$10,168,033	Indicative market price	Evaluated bid	$98.50 - $103.88 / $101.22	Increase
			Transaction price	99.0%	Increase
Non-Convertible Corporate Bonds	$98,253	Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$0.25 - $0.50 / $0.48	Increase
Convertible Corporate Bonds	$3,814,810	Black scholes	Discount rate	3.7%	Increase
			Term	0.8	Increase
			Volatility	40.0%	Increase
Preferred Securities	$47,162,432	Discounted cash flow	Yield	10.5%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying funds, foreign currency transactions, defaulted bonds, partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,392,432,334
Gross unrealized depreciation	(360,625,395)
Net unrealized appreciation (depreciation)	$2,031,806,939
Tax Cost	$13,768,636,048

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$68,971,160
Undistributed long-term capital gain	$57,375,793
Net unrealized appreciation (depreciation) on securities and other investments	$2,031,806,416

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$696,002,577	$657,489,757

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Capital & Income Fund	Fidelity Private Credit Company LLC	38,619,980	-
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	3,269,266,476	3,715,812,975

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Capital & Income Fund	.65

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Capital & Income Fund	.63

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Capital & Income Fund	$15,441

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Capital & Income Fund	7,852

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Capital & Income Fund	38,151,830	29,370,125	6,533,009

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Capital & Income Fund	17,651
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Capital & Income Fund	19,732	4,242	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Capital & Income Fund	14,389,007
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2027. During the period, this waiver reduced the Fund's management fee by $2,659,397.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $20,280.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the five years in the period ended April 30, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $57,375,793, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $520,443,872 of distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $696,002,577 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703159.128
CAI-ANN-0626
Fidelity® U.S. Low Volatility Equity Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® U.S. Low Volatility Equity Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
GERMANY - 0.6%
Information Technology - 0.6%
Software - 0.6%
SAP SE ADR	685	116,101
UNITED KINGDOM - 1.2%
Health Care - 1.2%
Pharmaceuticals - 1.2%
Astrazeneca PLC	1,195	226,808
UNITED STATES - 97.4%
Communication Services - 5.1%
Diversified Telecommunication Services - 0.9%
Verizon Communications Inc	3,629	174,301
Entertainment - 1.0%
IMAX Corp (a)	2,904	110,410
Netflix Inc (a)	755	70,676
		181,086
Interactive Media & Services - 1.4%
Alphabet Inc Class A	644	247,811
Media - 1.1%
New York Times Co/The Class A	2,656	209,904
Wireless Telecommunication Services - 0.7%
T-Mobile US Inc	693	135,481
TOTAL COMMUNICATION SERVICES		948,583
Consumer Discretionary - 3.1%
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp	518	152,080
Yum! Brands Inc	1,071	170,985
		323,065
Specialty Retail - 1.4%
O'Reilly Automotive Inc (a)	2,154	214,108
Ross Stores Inc	200	45,557
		259,665
TOTAL CONSUMER DISCRETIONARY		582,730
Consumer Staples - 13.4%
Beverages - 3.1%
Coca-Cola Co/The	2,378	187,291
Coca-Cola Consolidated Inc	378	77,516
Keurig Dr Pepper Inc	4,012	117,953
Monster Beverage Corp (a)	2,446	188,514
		571,274
Consumer Staples Distribution & Retail - 4.5%
BJ's Wholesale Club Holdings Inc (a)	1,876	176,138
Casey's General Stores Inc	193	158,675
Kroger Co/The	2,554	173,851
Performance Food Group Co (a)	478	43,287
US Foods Holding Corp (a)	957	89,470
Walmart Inc	1,532	202,117
		843,538
Food Products - 4.2%
Bunge Global SA	1,344	170,782
Ingredion Inc	1,276	142,580
JM Smucker Co	746	73,130
McCormick & Co Inc/MD	1,945	98,884
Mondelez International Inc	2,365	145,306
Post Holdings Inc (a)	1,347	141,098
		771,780
Household Products - 1.6%
Kimberly-Clark Corp	1,433	141,050
Procter & Gamble Co/The	1,061	156,063
		297,113
TOTAL CONSUMER STAPLES		2,483,705
Energy - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
APA Corp	1,600	65,168
Cheniere Energy Inc	292	80,285
Chevron Corp	1,038	200,656
ConocoPhillips	1,080	135,842
Diamondback Energy Inc	300	61,689
Exxon Mobil Corp	1,209	186,585
Phillips 66	400	71,660
Valero Energy Corp	291	73,501
TOTAL ENERGY		875,386
Financials - 10.5%
Capital Markets - 1.5%
Cboe Global Markets Inc	491	147,344
Intercontinental Exchange Inc	817	129,160
		276,504
Financial Services - 2.0%
Mastercard Inc Class A	317	159,425
Visa Inc Class A	671	221,323
		380,748
Insurance - 7.0%
American Financial Group Inc/OH	625	83,294
Arch Capital Group Ltd (a)	1,630	153,970
Arthur J Gallagher & Co	516	106,502
Chubb Ltd	705	230,536
Hanover Insurance Group Inc/The	1,087	204,019
Hartford Insurance Group Inc/The	1,319	180,452
Travelers Companies Inc/The	703	214,513
Willis Towers Watson PLC	505	129,381
		1,302,667
TOTAL FINANCIALS		1,959,919
Health Care - 16.2%
Biotechnology - 3.0%
AbbVie Inc	913	192,935
Alnylam Pharmaceuticals Inc (a)	458	141,746
Gilead Sciences Inc	1,633	213,662
		548,343
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	1,398	126,924
Boston Scientific Corp (a)	1,839	105,945
Edwards Lifesciences Corp (a)	537	44,839
Penumbra Inc (a)	442	144,304
Stryker Corp	389	122,586
		544,598
Health Care Providers & Services - 4.5%
Cencora Inc	637	196,203
CVS Health Corp	1,661	138,345
HCA Healthcare Inc	376	163,353
McKesson Corp	201	163,855
Quest Diagnostics Inc	872	169,343
		831,099
Health Care Technology - 0.5%
Veeva Systems Inc Class A (a)	629	98,105
Life Sciences Tools & Services - 1.2%
Danaher Corp	497	88,938
Thermo Fisher Scientific Inc	269	128,840
		217,778
Pharmaceuticals - 4.1%
Eli Lilly & Co	190	177,574
Johnson & Johnson	956	219,737
Merck & Co Inc	1,554	169,665
Royalty Pharma PLC Class A	3,854	193,047
		760,023
TOTAL HEALTH CARE		2,999,946
Industrials - 5.8%
Aerospace & Defense - 2.6%
General Dynamics Corp	517	178,003
Lockheed Martin Corp	322	166,786
Northrop Grumman Corp	224	129,804
		474,593
Commercial Services & Supplies - 2.4%
Cintas Corp	733	128,062
Republic Services Inc	647	135,365
Waste Connections Inc (United States)	1,091	179,710
		443,137
Electrical Equipment - 0.5%
AMETEK Inc	397	93,494
Professional Services - 0.3%
FTI Consulting Inc (a)	396	71,003
TOTAL INDUSTRIALS		1,082,227
Information Technology - 22.6%
Communications Equipment - 2.3%
Cisco Systems Inc	2,334	213,561
Motorola Solutions Inc	468	205,466
		419,027
Electronic Equipment, Instruments & Components - 2.1%
Amphenol Corp Class A	1,441	212,216
TD SYNNEX Corp	795	181,403
		393,619
IT Services - 3.5%
Accenture PLC Class A	652	116,519
Amdocs Ltd	2,173	140,528
GoDaddy Inc Class A (a)	971	84,272
IBM Corporation	752	173,697
Okta Inc Class A (a)	1,767	130,140
		645,156
Semiconductors & Semiconductor Equipment - 5.0%
Analog Devices Inc	266	107,001
Broadcom Inc	466	194,523
GlobalFoundries Inc (a)	2,160	139,536
MACOM Technology Solutions Holdings Inc (a)	669	188,397
NVIDIA Corp	866	172,828
QUALCOMM Inc	692	124,269
		926,554
Software - 8.8%
Autodesk Inc (a)	596	141,252
Dolby Laboratories Inc Class A	2,311	148,228
Dynatrace Inc (a)	3,078	111,454
Gen Digital Inc	5,983	115,412
Intuit Inc	206	80,031
Microsoft Corp	416	169,637
Palo Alto Networks Inc (a)	807	144,711
PTC Inc (a)	1,067	145,432
Salesforce Inc	616	108,742
ServiceNow Inc (a)	1,347	118,954
Workiva Inc Class A (a)	2,219	118,672
Zoom Communications Inc Class A (a)	2,308	224,223
		1,626,748
Technology Hardware, Storage & Peripherals - 0.9%
Apple Inc	646	175,292
TOTAL INFORMATION TECHNOLOGY		4,186,396
Materials - 1.9%
Chemicals - 1.9%
Ecolab Inc	618	161,050
Linde PLC	377	188,930
TOTAL MATERIALS		349,980
Real Estate - 2.0%
Health Care REITs - 2.0%
Ventas Inc	1,890	166,055
Welltower Inc	959	208,429
TOTAL REAL ESTATE		374,484
Utilities - 12.1%
Electric Utilities - 8.3%
American Electric Power Co Inc	1,080	148,079
Duke Energy Corp	1,429	185,127
Entergy Corp	1,721	202,924
Evergy Inc	2,029	168,082
IDACORP Inc	1,268	187,334
NextEra Energy Inc	1,868	182,840
OGE Energy Corp	3,356	163,773
PPL Corp	2,714	101,612
Xcel Energy Inc	2,311	191,697
		1,531,468
Gas Utilities - 1.9%
National Fuel Gas Co	1,976	166,735
Southwest Gas Holdings Inc	2,076	195,248
		361,983
Multi-Utilities - 1.9%
Ameren Corp	1,641	186,500
CenterPoint Energy Inc	3,960	172,853
		359,353
TOTAL UTILITIES		2,252,804
TOTAL UNITED STATES		18,096,160
TOTAL COMMON STOCKS (Cost $15,150,198)		18,439,069

Domestic Equity Funds - 0.5%
	Shares	Value ($)
iShares MSCI USA Minimum Volatility ETF (Cost $92,724)	1,000	94,640

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $56,618)	3.69	56,607	56,618

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $15,299,540)	18,590,327
NET OTHER ASSETS (LIABILITIES) - 0.0%	(3,689)
NET ASSETS - 100.0%	18,586,638

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	235,591	3,428,020	3,606,998	3,125	5	-	56,618	56,607	0.0%
Fidelity Securities Lending Cash Central Fund	658,475	9,353,585	10,012,043	286	(17)	-	-	-	0.0%
Total	894,066	12,781,605	13,619,041	3,411	(12)	-	56,618

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	948,583	948,583	-	-
Consumer Discretionary	582,730	582,730	-	-
Consumer Staples	2,483,705	2,483,705	-	-
Energy	875,386	875,386	-	-
Financials	1,959,919	1,959,919	-	-
Health Care	3,226,754	3,226,754	-	-
Industrials	1,082,227	1,082,227	-	-
Information Technology	4,302,497	4,302,497	-	-
Materials	349,980	349,980	-	-
Real Estate	374,484	374,484	-	-
Utilities	2,252,804	2,252,804	-	-

Domestic Equity Funds	94,640	94,640	-	-

Money Market Funds	56,618	56,618	-	-
Total Investments in Securities:	18,590,327	18,590,327	-	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $15,242,922)	$18,533,709
Fidelity Central Funds (cost $56,618)	56,618

Total Investment in Securities (cost $15,299,540)		$18,590,327
Receivable for fund shares sold		26,135
Dividends receivable		11,547
Reclaims receivable		54,318
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		10
Receivable from investment adviser for expense reductions		74,491
Total assets		18,756,842
Liabilities
Payable for fund shares redeemed	$118,241
Accrued management fee	8,917
Audit fee payable	30,715
Proxy fee payable	11,284
Other payables and accrued expenses	1,047
Total liabilities		170,204
Net Assets		$18,586,638
Net Assets consist of:
Paid in capital		$14,324,121
Total accumulated earnings (loss)		4,262,517
Net Assets		$18,586,638
Net Asset Value, offering price and redemption price per share ($18,586,638 ÷ 1,574,460 shares)		$11.81
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$459,946
Income from Fidelity Central Funds (including $286 from security lending)		3,411
Security lending		1
Total income		463,358
Expenses
Management fee	$167,966
Custodian fees and expenses	3,652
Independent trustees' fees and expenses	113
Registration fees	28,164
Audit fees	47,577
Legal	29,774
Proxy fee	36,804
Miscellaneous	135
Total expenses before reductions	314,185
Expense reductions	(106,255)
Total expenses after reductions		207,930
Net Investment income (loss)		255,428
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2,079,331
Redemptions in-kind	1,835,735
Fidelity Central Funds	(12)
Foreign currency transactions	(60)
Total net realized gain (loss)		3,914,994
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(3,062,935)
Assets and liabilities in foreign currencies	2,804
Total change in net unrealized appreciation (depreciation)		(3,060,131)
Net gain (loss)		854,863
Net increase (decrease) in net assets resulting from operations		$1,110,291
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$255,428	$283,178
Net realized gain (loss)	3,914,994	2,830,501
Change in net unrealized appreciation (depreciation)	(3,060,131)	1,275,391
Net increase (decrease) in net assets resulting from operations	1,110,291	4,389,070
Distributions to shareholders	(2,158,898)	(951,208)

Share transactions
Proceeds from sales of shares	8,805,141	20,424,193
Reinvestment of distributions	1,966,905	885,488
Cost of shares redeemed	(28,558,052)	(18,289,403)

Net increase (decrease) in net assets resulting from share transactions	(17,786,006)	3,020,278
Total increase (decrease) in net assets	(18,834,613)	6,458,140

Net Assets
Beginning of period	37,421,251	30,963,111
End of period	$18,586,638	$37,421,251

Other Information
Shares
Sold	737,333	1,715,480
Issued in reinvestment of distributions	167,762	74,162
Redeemed	(2,399,590)	(1,485,982)
Net increase (decrease)	(1,494,495)	303,660

Financial Highlights
Fidelity® U.S. Low Volatility Equity Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$12.19	$11.20	$10.35	$10.90	$11.49
Income from Investment Operations
Net investment income (loss) A,B	.10	.09	.12	.13	.08
Net realized and unrealized gain (loss)	.32	1.24	.91	(.17)	(.03)
Total from investment operations	.42	1.33	1.03	(.04)	.05
Distributions from net investment income	(.16)	(.07)	(.12)	(.13)	(.08)
Distributions from net realized gain	(.63)	(.27)	(.06)	(.38)	(.56)
Total distributions	(.80) C	(.34)	(.18)	(.51)	(.64)
Net asset value, end of period	$11.81	$12.19	$11.20	$10.35	$10.90
Total Return D	3.56%	11.96%	10.05%	(.22)%	.12%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.06%	.82%	.68%	.66%	.73%
Expenses net of fee waivers, if any	.70%	.70%	.67%	.66%	.72%
Expenses net of all reductions, if any	.70%	.70%	.67%	.66%	.72%
Net investment income (loss)	.86%	.78%	1.11%	1.28%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$18,587	$37,421	$30,963	$206,893	$356,831
Portfolio turnover rate G	56 % H	84%	47% H	69%	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity U.S. Low Volatility Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,033,271
Gross unrealized depreciation	(813,821)
Net unrealized appreciation (depreciation)	$3,219,450
Tax Cost	$15,370,877

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$117,053
Undistributed long-term capital gain	$918,224
Net unrealized appreciation (depreciation) on securities and other investments	$3,227,241

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$521,592	$534,012
Long-term Capital Gains	1,637,306	417,196
Total	$2,158,898	$951,208
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	16,282,097	31,762,981

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity U.S. Low Volatility Equity Fund	327,731	-	1,835,735	1,835,735	3,893,445
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity U.S. Low Volatility Equity Fund	.59

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity U.S. Low Volatility Equity Fund	.56

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity U.S. Low Volatility Equity Fund	95

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity U.S. Low Volatility Equity Fund	1,353,834	253,837	(37,339)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity U.S. Low Volatility Equity Fund	39
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity U.S. Low Volatility Equity Fund	25	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .70% of average net assets. This reimbursement will remain in place through August 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $36,255.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $70,000.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
11. Reorganization.
The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization between the Fund and Fidelity Low Volatility Factor ETF. The Agreement provided for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for shares of Fidelity Low Volatility Factor ETF equal in value to the net assets of the Fund on the day the reorganization was effective.

The Fund's shareholders approved the reorganization that became effective on May 8, 2026. The reorganization qualified as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity U.S. Low Volatility Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Low Volatility Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the five years in the period ended April 30, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $1,992,061, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in June, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 56% and 100% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 59.58% and 100% of the dividends distributed in June and December respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1.06% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on March 10, 2026. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To approve an Agreement and Plan of Reorganization and Liquidation providing for the reorganization of Fidelity® U.S. Low Volatility Equity Fund into Fidelity® Low Volatility Factor ETF.
	# of Votes	% of Votes
Affirmative	12,930,042.08	93.56
Against	843,721.08	6.11
Abstain	46,938.80	0.34
TOTAL	13,820,701.96	100.00

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9896228.106
USL-ANN-0626
Fidelity® SAI High Income Fund

Annual Report
April 30, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI High Income Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Alternative Funds - 1.6%
	Shares	Value ($)
Fidelity Private Credit Company LLC (p)(q) (Cost $43,712,111)	4,507,059	42,215,367

Asset-Backed Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Hilton Grand Vacations Trust Series 2025-3EXT Class D, 7.38% 10/25/2044 (e) (Cost $432,336)	432,454	433,796

Bank Loan Obligations - 8.7%
	Principal Amount (a)	Value ($)
COLOMBIA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Canacol Energy Ltd Tranche DIP 1LN, term loan CME Term SOFR 3 month Index + 9%, 15% 6/30/2026 (b)(g)(h)(i)	2,266,845	2,266,845
FINLAND - 0.0%
Materials - 0.0%
Paper & Forest Products - 0.0%
Ahlstrom Holding 3 Oy Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2112% 5/23/2030 (g)(h)(i)	1,386,745	1,366,194
FRANCE - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Altice France SA Tranche B13 1LN, term loan CME Term SOFR 1 month Index + 5.375%, 9.0481% 5/14/2029 (g)(h)(i)	286,972	288,406
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 6.875%, 10.5481% 5/31/2031 (g)(h)(i)	3,838,377	3,906,278

TOTAL FRANCE		4,194,684
LUXEMBOURG - 0.0%
Communication Services - 0.0%
Media - 0.0%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.6731% 10/31/2027 (g)(h)(i)	243,115	184,680
NETHERLANDS - 0.1%
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.9612% 8/30/2028 (g)(h)(i)	5,282,841	2,245,208
SWITZERLAND - 0.2%
Materials - 0.2%
Chemicals - 0.2%
Consolidated Energy Finance SA 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 11/15/2030 (g)(h)(i)	1,635,000	1,562,111
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1634% 11/15/2030 (g)(h)(i)	2,963,722	2,845,648

TOTAL SWITZERLAND		4,407,759
UNITED STATES - 8.1%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.2%
Connect Holding II LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6523% 10/3/2031 (g)(h)(i)	695,874	580,261
Connect Holding II LLC Tranche B-DD 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 7.9043% 4/3/2031 (g)(h)(i)	5,709,000	5,438,908
		6,019,169
Entertainment - 0.1%
OAK-Eagle Acquireco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 0% 3/24/2033 (g)(h)(i)(j)	1,500,000	1,500,375
Media - 0.1%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.2996% 6/18/2029 (g)(h)(i)	3,432,210	3,219,413
TOTAL COMMUNICATION SERVICES		10,738,957
Consumer Discretionary - 2.2%
Distributors - 0.2%
BCPE Empire Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1522% 12/29/2032 (g)(h)(i)	5,270,000	5,258,459
Diversified Consumer Services - 0.1%
TKC Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.168% 8/19/2030 (g)(h)(i)	3,010,000	2,991,187
Hotels, Restaurants & Leisure - 1.1%
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 10/31/2031 (g)(h)(i)	4,938,825	4,568,414
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9612% 6/1/2028 (g)(h)(i)	6,150,694	5,853,431
Sizzling Platter LLC 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6522% 7/2/2032 (g)(h)(i)	4,593,173	3,984,578
Sizzling Platter LLC Tranche DD 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 5% 7/2/2032 (g)(h)(i)(l)	195,827	169,880
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 12/30/2026 (g)(h)(i)	14,636,606	14,014,551
United PF Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 8.5%, 12.425% 12/30/2026 (g)(h)(i)	452,812	432,435
		29,023,289
Household Durables - 0.4%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0022% 6/29/2028 (g)(h)(i)	6,285,022	5,668,650
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4418% 10/1/2032 (g)(h)(i)	5,537,000	5,387,335
		11,055,985
Specialty Retail - 0.4%
Champions Financing Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 0% 2/23/2029 (g)(h)(i)(j)	2,790,000	2,651,895
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6523% 6/6/2031 (g)(h)(i)	2,280,068	2,021,668
Michaels Cos Inc/The 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.668% 2/22/2033 (g)(h)(i)	1,590,000	1,571,779
Staples Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 9.4136% 9/4/2029 (g)(h)(i)	2,858,730	2,671,140
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 4/18/2031 (g)(h)(i)(j)	1,860,000	1,843,725
		10,760,207
TOTAL CONSUMER DISCRETIONARY		59,089,127
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6996% 9/20/2030 (g)(h)(i)	3,293,450	3,200,147
Food Products - 0.0%
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 8.15%, 0% (b)(g)(h)(i)(k)	46,174	0
Del Monte Foods Corp II Inc Tranche FLFO B 1LN, term loan CME Term SOFR 3 month Index + 8%, 0% (b)(g)(h)(i)(k)	13,352	0
Del Monte Foods Corp II Inc Tranche TLB DIP ROLLUP, term loan CME Term SOFR 3 month Index + 9.5%, 0% (b)(g)(h)(i)(k)	99,510	37,687
		37,687
TOTAL CONSUMER STAPLES		3,237,834
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (g)(h)(i)(k)	27,593,405	17,760,495
Financials - 0.3%
Financial Services - 0.1%
Vci Asset Holdings 3 LLC Tranche TL, term loan 6.875% 4/15/2031 (b)(g)	1,900,000	1,881,000
Insurance - 0.2%
Asurion LLC Tranche B14 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4134% 2/23/2033 (g)(h)(i)	6,355,000	6,246,457
TOTAL FINANCIALS		8,127,457
Health Care - 0.8%
Health Care Providers & Services - 0.1%
Cano Health LLC Tranche INITIAL EXCHANGE TERM LOANS 1LN, term loan CME Term SOFR 3 month Index + 10%, 13.6996% 6/28/2029 (b)(g)(h)(i)	1,087,998	761,598
ModivCare Inc Tranche EXIT 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.7007% 12/29/2030 (g)(h)(i)	504,193	446,211
Team Public Choices LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 8.9496% 3/31/2033 (g)(h)(i)	1,400,000	1,350,412
		2,558,221
Pharmaceuticals - 0.7%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9022% 10/8/2030 (g)(h)(i)	17,794,932	17,301,123
TOTAL HEALTH CARE		19,859,344
Industrials - 1.3%
Building Products - 0.2%
Cornerstone Building Brands Inc 1LN, term loan CME Term SOFR 1 month Index + 5.625%, 9.299% 8/1/2028 (g)(h)(i)	903,000	551,959
Cornerstone Building Brands Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.024% 4/12/2028 (g)(h)(i)	9,608,960	5,889,812
		6,441,771
Commercial Services & Supplies - 1.1%
Artera Services LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1522% 2/15/2031 (g)(h)(i)	2,459,354	2,099,156
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1636% 8/1/2030 (g)(h)(i)	7,384,683	6,387,012
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.9277% 9/4/2030 (g)(h)(i)	18,805,956	13,013,722
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.7687% 2/3/2033 (g)(h)(i)	5,350,000	5,233,638
		26,733,528
Transportation Infrastructure - 0.0%
GB AIT Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/22/2033 (g)(h)(i)(j)	1,050,000	1,050,872
TOTAL INDUSTRIALS		34,226,171
Information Technology - 0.2%
IT Services - 0.2%
Constant Contact Inc 2LN, term loan CME Term SOFR 3 month Index + 7.5%, 11.4347% 2/12/2029 (g)(h)(i)	351,000	286,317
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9347% 2/10/2028 (g)(h)(i)	4,488,247	4,197,319
TOTAL INFORMATION TECHNOLOGY		4,483,636
Materials - 2.1%
Chemicals - 2.1%
Advancion Holdings LLC 2LN, term loan CME Term SOFR 3 month Index + 7.75%, 11.5227% 11/24/2028 (g)(h)(i)	3,615,000	2,819,700
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7727% 11/24/2027 (g)(h)(i)	9,305,350	8,467,869
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.7667% 6/9/2028 (g)(h)(i)	556,846	498,973
Discovery Purchaser Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.4136% 10/4/2029 (g)(h)(i)	8,779,150	8,686,969
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 7.7246% 7/3/2028 (g)(h)(i)	9,322,861	8,611,993
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6523% 3/15/2029 (g)(h)(i)	8,490,050	8,218,368
Hexion Inc 2LN, term loan CME Term SOFR 1 month Index + 7.4375%, 11.1897% 3/15/2030 (g)(h)(i)	2,331,059	2,141,660
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 8/25/2031 (g)(h)(i)	6,918,835	6,823,701
Mativ Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1522% 4/4/2033 (g)(h)(i)	4,185,000	4,143,150
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1788% 9/30/2031 (g)(h)(i)	5,523,254	4,677,036
TOTAL MATERIALS		55,089,419
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Clean Energy Future-Trumbull LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 0% 4/22/2033 (g)(h)(i)(j)	175,000	175,218
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.1727% 3/29/2030 (g)(h)(i)	2,601,321	2,616,487
TOTAL UTILITIES		2,791,705
TOTAL UNITED STATES		215,404,145
TOTAL BANK LOAN OBLIGATIONS (Cost $239,817,607)		230,069,515

Common Stocks - 0.8%
	Shares	Value ($)
COLOMBIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Canacol Energy Ltd (b)(c)	115,100	129,645
FRANCE - 0.1%
Communication Services - 0.1%
Media - 0.1%
Altice France Holding SA (b)	207,120	3,111,506
Altice France Holding SA rights (b)(c)(e)(f)	5,563	69,207

TOTAL FRANCE		3,180,713
UNITED STATES - 0.7%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Southeastern Grocers LLC rights (b)(c)	1,184,833	12
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Mesquite Energy Inc (b)(c)	493,851	7,629,993
Health Care - 0.2%
Health Care Equipment & Supplies - 0.0%
Anteris Technologies Global Corp (c)	198,600	1,221,390
Health Care Providers & Services - 0.2%
Cano Health LLC (b)(c)	153,538	1,477,036
Cano Health LLC warrants 6/28/2029 (b)(c)	8,312	14,629
ModivCare Inc (b)	64,995	365,597
Surgery Partners Inc (c)(d)	196,000	2,749,880
		4,607,142
TOTAL HEALTH CARE		5,828,532
Information Technology - 0.2%
IT Services - 0.1%
GTT Communications Inc (b)(c)	89,354	3,592,924
Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp (c)	19,000	1,915,390
TOTAL INFORMATION TECHNOLOGY		5,508,314
TOTAL UNITED STATES		18,966,851
TOTAL COMMON STOCKS (Cost $16,368,111)		22,277,209

Convertible Corporate Bonds - 2.6%
	Principal Amount (a)	Value ($)
CAMEROON - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Golar LNG Ltd 2.75% 12/15/2030 (e)	4,500,000	5,429,250
GHANA - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Kosmos Energy Ltd 3.125% 3/15/2030	10,100,000	8,460,770
UNITED STATES - 2.1%
Communication Services - 0.2%
Media - 0.2%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind (h)	1,596,054	5,988,195
Financials - 0.4%
Financial Services - 0.4%
Redfin Corp 0.5% 4/1/2027	11,683,000	11,145,582
Industrials - 0.2%
Electrical Equipment - 0.2%
Eos Energy Enterprises Inc 1.75% 12/1/2031 (e)	6,805,000	4,957,442
Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 0.1%
MKS Inc 1.25% 6/1/2030	1,351,000	2,657,417
ON Semiconductor Corp 0% 5/1/2027 (n)	414,000	796,950
		3,454,367
Software - 0.9%
Riot Platforms Inc 0.75% 1/15/2030	6,172,000	8,803,124
Strategy Inc 0% 12/1/2029 (n)	8,090,000	6,988,951
Terawulf Inc 0% 5/1/2032 (e)(n)	4,380,000	5,977,824
		21,769,899
TOTAL INFORMATION TECHNOLOGY		25,224,266
Utilities - 0.3%
Electric Utilities - 0.3%
PG&E Corp 4.25% 12/1/2027	7,649,000	7,836,401
TOTAL UNITED STATES		55,151,886
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $56,218,574)		69,041,906

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
UNITED STATES - 0.4%
Consumer Discretionary - 0.1%
Household Durables - 0.1%
Whirlpool Corp Series A, 8.5%	78,410	3,315,175
Financials - 0.2%
Financial Services - 0.2%
Acrisure Holdings Inc Series A-2 (b)(c)	165,801	4,846,363
Information Technology - 0.1%
Software - 0.1%
Oracle Corp Series D 6.5%	59,439	2,905,973
TOTAL UNITED STATES		11,067,511
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,775,118)		11,067,511

Non-Convertible Corporate Bonds - 76.0%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Mineral Resources Ltd 6% 5/1/2032 (e)		1,140,000	1,130,908
Mineral Resources Ltd 6.25% 5/1/2034 (e)		1,220,000	1,202,762
Mineral Resources Ltd 7% 4/1/2031 (e)		1,460,000	1,515,433
Mineral Resources Ltd 8.5% 5/1/2030 (e)		3,945,000	4,063,540
Mineral Resources Ltd 9.25% 10/1/2028 (e)		1,092,000	1,133,376

TOTAL AUSTRALIA			9,046,019
BAILIWICK OF JERSEY - 0.2%
Consumer Discretionary - 0.2%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (e)		4,324,000	3,471,459
Hotels, Restaurants & Leisure - 0.1%
A&K Travel Group Holdings Ltd 7.5% 5/15/2033 (e)		2,490,000	2,502,273
TOTAL BAILIWICK OF JERSEY			5,973,732
BRAZIL - 0.6%
Industrials - 0.2%
Commercial Services & Supplies - 0.1%
Ambipar Lux Sarl 9.875% (e)(k)		12,186,000	2,227,722
Passenger Airlines - 0.1%
Azul Secured Finance LLP 9.875% 2/15/2031 (e)		3,030,000	2,692,913
TOTAL INDUSTRIALS			4,920,635
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (e)		3,825,000	3,817,312
Samarco Mineracao SA 9% 6/30/2031 pay-in-kind (e)(h)		5,815,298	5,821,113
TOTAL MATERIALS			9,638,425
TOTAL BRAZIL			14,559,060
CAMEROON - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Golar LNG Ltd 7.5% 10/2/2030 (e)		5,215,000	5,306,263
Golar LNG Ltd 7.75% 9/19/2029 (e)(f)		3,400,000	3,440,324

TOTAL CAMEROON			8,746,587
CANADA - 2.0%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.1%
TELUS Corp 6.625% 10/15/2055 (h)		2,012,000	2,034,476
TELUS Corp 7% 10/15/2055 (h)		1,294,000	1,338,420
			3,372,896
Wireless Telecommunication Services - 0.1%
Rogers Communications Inc 7% 4/15/2055 (h)		1,999,000	2,040,359
Rogers Communications Inc 7.125% 4/15/2055 (h)		784,000	808,783
			2,849,142
TOTAL COMMUNICATION SERVICES			6,222,038
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (e)		3,420,000	3,253,646
1011778 BC ULC / New Red Finance Inc 5.625% 9/15/2029 (e)		3,470,000	3,501,136
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (e)		2,285,000	2,325,306
TOTAL CONSUMER DISCRETIONARY			9,080,088
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
South Bow Canadian Infrastructure Holdings Ltd 7.5% 3/1/2055 (h)		2,175,000	2,299,485
South Bow Canadian Infrastructure Holdings Ltd 7.625% 3/1/2055 (h)		336,000	350,688
TOTAL ENERGY			2,650,173
Health Care - 0.0%
Pharmaceuticals - 0.0%
Bausch Health Cos Inc 11% 9/30/2028 (e)		520,000	540,800
Industrials - 0.3%
Aerospace & Defense - 0.2%
Bombardier Inc 6.75% 6/15/2033 (e)		4,140,000	4,316,790
Bombardier Inc 7% 6/1/2032 (e)		735,000	767,225
Bombardier Inc 7.25% 7/1/2031 (e)		485,000	510,312
			5,594,327
Commercial Services & Supplies - 0.1%
Wrangler Holdco Corp 6.625% 4/1/2032 (e)		3,000,000	3,094,854
TOTAL INDUSTRIALS			8,689,181
Materials - 0.8%
Chemicals - 0.6%
Methanex Corp 5.125% 10/15/2027		5,425,000	5,428,053
Methanex Corp 5.25% 12/15/2029		1,775,000	1,764,136
Methanex Corp 5.65% 12/1/2044		7,365,000	6,696,755
			13,888,944
Metals & Mining - 0.2%
Capstone Copper Corp 6.75% 3/31/2033 (e)		2,610,000	2,656,147
Champion Iron Canada Inc 7.875% 7/15/2032 (e)		1,040,000	1,090,026
			3,746,173
TOTAL MATERIALS			17,635,117
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
TransAlta Corp 5.875% 2/1/2034		4,020,000	4,009,943
TransAlta Corp 6.5% 3/15/2040		2,680,000	2,682,707
TOTAL UTILITIES			6,692,650
TOTAL CANADA			51,510,047
COLOMBIA - 0.6%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Canacol Energy Ltd 5.75% (e)(k)		19,213,000	7,108,810
Gran Tierra Energy Inc 9.75% 4/15/2031 (d)(e)		4,909,000	4,467,190
TOTAL ENERGY			11,576,000
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 5.375% 12/30/2030 (e)		4,388,261	4,067,479
EnfraGen Energia Sur SAU/ EnfraGen Chile SpA/ EnfraGen Spain SAU 8.499% 6/30/2032 (e)		1,340,000	1,384,555
TOTAL UTILITIES			5,452,034
TOTAL COLOMBIA			17,028,034
FINLAND - 0.1%
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy 4.875% 2/4/2028 (e)		2,705,000	2,649,565
FRANCE - 1.3%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Altice France SA 6.5% 10/15/2031 (e)		3,409,802	3,345,539
Altice France SA 6.5% 4/15/2032 (e)		10,937,547	10,757,474
Altice France SA 6.875% 10/15/2030 (e)		1,960,901	1,927,729
Altice France SA 6.875% 7/15/2032 (e)		2,665,329	2,621,776
TOTAL COMMUNICATION SERVICES			18,652,518
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Forvia SE 6.75% 9/15/2033 (e)		2,490,000	2,497,089
Energy - 0.3%
Energy Equipment & Services - 0.3%
Vallourec SACA 7.5% 4/15/2032 (e)		4,189,000	4,416,861
Viridien 10% 10/15/2030 (e)		2,107,000	2,262,694
TOTAL ENERGY			6,679,555
Financials - 0.2%
Financial Services - 0.2%
Iliad Holding SAS 7% 4/15/2032 (e)		2,315,000	2,350,313
Iliad Holding SAS 8.5% 4/15/2031 (e)		2,885,000	3,060,716
TOTAL FINANCIALS			5,411,029
TOTAL FRANCE			33,240,191
GERMANY - 0.4%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
ZF North America Capital Inc 6.75% 4/23/2030 (d)(e)		2,800,000	2,781,530
ZF North America Capital Inc 6.875% 4/23/2032 (d)(e)		1,570,000	1,536,345
ZF North America Capital Inc 7.125% 4/14/2030 (e)		810,000	812,155
ZF North America Capital Inc 7.5% 3/24/2031 (d)(e)		1,615,000	1,617,079
TOTAL CONSUMER DISCRETIONARY			6,747,109
Industrials - 0.1%
Machinery - 0.1%
TK Elevator US Newco Inc 5.25% 7/15/2027 (d)(e)		3,660,000	3,660,911
TOTAL GERMANY			10,408,020
GHANA - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Kosmos Energy Ltd 7.5% 3/1/2028 (e)		2,955,000	2,876,042
Kosmos Energy Ltd 7.75% 5/1/2027 (e)		2,720,000	2,707,393
Kosmos Energy Ltd 8.75% 10/1/2031 (e)		3,319,000	3,080,032
Tullow Holdco 2 Ltd 15% 11/15/2028 (e)		9,298,480	9,547,215

TOTAL GHANA			18,210,682
GRAND CAYMAN (UK OVERSEAS TER) - 0.4%
Financials - 0.4%
Financial Services - 0.4%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (e)		9,258,000	9,390,491
GREECE - 0.1%
Industrials - 0.1%
Marine Transportation - 0.1%
Danaos Corp 6.875% 10/15/2032 (e)		2,530,000	2,599,069
GUATEMALA - 0.1%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Millicom International Cellular SA 4.5% 4/27/2031 (e)		1,500,000	1,401,300
Millicom International Cellular SA 5.125% 1/15/2028 (e)		1,458,000	1,447,065
Millicom International Cellular SA 7.375% 4/2/2032 (e)		1,015,000	1,048,749

TOTAL GUATEMALA			3,897,114
IRELAND - 0.7%
Financials - 0.7%
Consumer Finance - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 1/31/2056 (h)		2,668,000	2,716,045
Financial Services - 0.6%
GGAM Finance Ltd 5.875% 3/15/2030 (e)		7,925,000	7,983,408
GGAM Finance Ltd 6.875% 4/15/2029 (e)		1,620,000	1,655,041
GGAM Finance Ltd 8% 6/15/2028 (e)		4,280,000	4,458,009
			14,096,458
TOTAL FINANCIALS			16,812,503
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd 4.85% 4/1/2033 (e)		1,359,000	1,310,769
TOTAL IRELAND			18,123,272
ISRAEL - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		1,452,000	1,441,579
Teva Pharmaceutical Finance Netherlands III BV 6% 12/1/2032		3,060,000	3,186,256
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030		2,325,000	2,386,343

TOTAL ISRAEL			7,014,178
LUXEMBOURG - 1.1%
Communication Services - 0.6%
Media - 0.4%
Altice Financing SA 5.75% 8/15/2029 (e)		9,484,000	6,981,241
Altice Financing SA 9.625% 7/15/2027 (e)		3,392,000	2,632,718
			9,613,959
Wireless Telecommunication Services - 0.2%
Altice France Lux 3 / Altice Holdings 1 10% 1/15/2033 (e)		5,290,400	5,232,882
TOTAL COMMUNICATION SERVICES			14,846,841
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Breakwater Energy Holdings Sarl 9.25% 11/15/2030 (e)		2,470,000	2,630,513
Materials - 0.4%
Chemicals - 0.4%
Herens Holdco Sarl 4.75% 5/15/2028 (e)		12,965,000	11,474,025
TOTAL LUXEMBOURG			28,951,379
MAURITIUS - 0.1%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Axian Telecom Holding & Management PLC 7.25% 7/11/2030 (e)		2,695,000	2,712,383
NIGERIA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
IHS Holding Ltd 5.625% 11/29/2026 (e)		3,633,000	3,613,818
NORWAY - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
TGS ASA 8.5% 1/15/2030 (e)		1,275,000	1,331,473
PANAMA - 0.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.1%
Sable International Finance Ltd 7.125% 10/15/2032 (e)		2,760,000	2,769,246
Wireless Telecommunication Services - 0.3%
C&W Senior Finance Ltd 9% 1/15/2033 (e)		7,948,000	8,124,346
TOTAL PANAMA			10,893,592
PERU - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Volcan Cia Minera SAA 8.5% 10/28/2032 (e)		2,630,000	2,705,586
SOUTH AFRICA - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Liquid Telecommunications Financing Plc 10.75% 4/14/2031 (e)		4,485,000	4,549,172
SWITZERLAND - 0.7%
Industrials - 0.4%
Aerospace & Defense - 0.4%
VistaJet Malta Finance PLC / Vista Management Holding Inc 6.375% 2/1/2030 (e)		4,242,000	3,972,483
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (e)		3,020,000	3,020,184
VistaJet Malta Finance PLC / Vista Management Holding Inc 8.75% 1/15/2032 (e)(r)		2,610,000	2,531,564
VistaJet Malta Finance PLC / Vista Management Holding Inc 9.5% 6/1/2028 (e)		1,405,000	1,420,282
TOTAL INDUSTRIALS			10,944,513
Materials - 0.3%
Chemicals - 0.3%
Consolidated Energy Finance SA 12% 2/15/2031 (e)		4,645,000	4,761,125
Consolidated Energy Finance SA 5.625% 10/15/2028 (e)		3,478,000	3,304,100
TOTAL MATERIALS			8,065,225
TOTAL SWITZERLAND			19,009,738
TANZANIA - 0.0%
Information Technology - 0.0%
Communications Equipment - 0.0%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (e)		1,135,000	1,169,072
UNITED KINGDOM - 1.1%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.0%
Virgin Media Finance PLC 5% 7/15/2030 (e)		950,000	800,780
Media - 0.2%
Virgin Media Secured Finance PLC 4.5% 8/15/2030 (e)		4,990,000	4,416,690
Wireless Telecommunication Services - 0.2%
Vmed O2 UK Financing I PLC 4.25% 1/31/2031 (e)		3,840,000	3,305,927
Vmed O2 UK Financing I PLC 6.75% 1/15/2033 (e)		1,490,000	1,361,991
			4,667,918
TOTAL COMMUNICATION SERVICES			9,885,388
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (e)		2,090,000	2,160,598
Macquarie Airfinance Holdings Ltd 6.5% 3/26/2031 (e)		1,840,000	1,922,958
TOTAL CONSUMER DISCRETIONARY			4,083,556
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
EG Global Finance PLC 12% 11/30/2028 (e)		5,700,000	6,080,412
Utilities - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (e)		7,853,000	7,805,298
ContourGlobal Power Holdings SA 6.75% 2/28/2030 (e)		2,125,000	2,156,875
TOTAL UTILITIES			9,962,173
TOTAL UNITED KINGDOM			30,011,529
UNITED STATES - 63.7%
Communication Services - 6.9%
Diversified Telecommunication Services - 3.7%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (e)		3,935,000	3,895,867
APLD ComputeCo LLC 9.25% 12/15/2030 (e)		11,504,000	12,365,475
Black Pearl Compute LLC 6.125% 2/15/2031 (d)(e)		2,569,000	2,606,476
Cipher Compute LLC 7.125% 11/15/2030 (d)(e)		2,522,000	2,614,076
Connect Holding II LLC 10.5% 4/3/2031 (e)		3,020,000	3,077,481
Core Scientific Finance I LLC 7.75% 5/15/2031 (e)(r)		9,195,000	9,172,051
Edged Compute LLC 7.5% 4/30/2031 (e)		7,865,000	7,711,745
Flash Compute LLC 7.25% 12/31/2030 (e)		5,145,000	5,248,261
Level 3 Financing Inc 3.625% 1/15/2029 (d)(e)		1,390,000	1,320,500
Level 3 Financing Inc 4.25% 7/1/2028 (e)		430,000	418,175
Level 3 Financing Inc 6.875% 6/30/2033 (e)		4,920,000	5,077,597
Level 3 Financing Inc 7% 3/31/2034 (e)		5,910,000	6,130,012
Level 3 Financing Inc 8.5% 1/15/2036 (d)(e)		5,930,000	6,351,096
Lumen Technologies Inc 4.5% 1/15/2029 (e)		450,000	432,000
Meridian Arc Holdco LLC 6.25% 4/30/2031 (e)		8,105,000	8,103,155
PR RNO Property Owner 1 LLC 6.5% 5/1/2031 (e)		12,535,000	12,424,866
RD Michigan Property Owner I LLC 7.5% 3/30/2045 (e)		3,949,000	3,948,206
WULF Compute LLC 7.75% 10/15/2030 (d)(e)		5,543,000	5,825,666
			96,722,705
Entertainment - 0.4%
OAK-Eagle Acquireco Inc 7.25% 7/1/2033 (e)		4,357,000	4,489,522
OAK-Eagle Acquireco Inc 8.75% 7/1/2034 (e)		4,748,000	4,940,897
			9,430,419
Interactive Media & Services - 0.1%
Snap Inc 6.875% 3/1/2033 (e)		1,680,000	1,635,543
Snap Inc 6.875% 3/15/2034 (d)(e)		2,120,000	2,051,889
			3,687,432
Media - 2.7%
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (d)(e)		3,685,000	3,090,814
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 2/1/2031 (e)		4,195,000	3,810,160
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032 (d)		5,179,000	4,547,978
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 6/1/2033 (d)(e)		3,255,000	2,796,389
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 2/1/2032 (d)(e)		2,260,000	2,023,672
CCO Holdings LLC / CCO Holdings Capital Corp 7% 2/1/2033 (d)(e)		1,440,000	1,419,456
CCO Holdings LLC / CCO Holdings Capital Corp 7.375% 2/1/2036 (d)(e)		1,150,000	1,127,413
Clear Channel Outdoor Holdings Inc 7.125% 2/15/2031 (e)		4,630,000	4,813,404
Clear Channel Outdoor Holdings Inc 7.5% 3/15/2033 (e)		4,160,000	4,369,972
Clear Channel Outdoor Holdings Inc 7.5% 6/1/2029 (e)		2,985,000	2,990,492
Clear Channel Outdoor Holdings Inc 7.875% 4/1/2030 (e)		2,895,000	3,014,123
CMG Media Corp 8.875% 6/18/2029 (e)		905,000	806,545
CSC Holdings LLC 3.375% 2/15/2031 (e)		6,960,000	4,045,478
CSC Holdings LLC 4.125% 12/1/2030 (e)		8,071,000	4,805,174
CSC Holdings LLC 4.5% 11/15/2031 (e)		6,649,000	3,876,686
CSC Holdings LLC 4.625% 12/1/2030 (e)		4,526,000	1,580,924
EW Scripps Co/The 9.875% 8/15/2030 (e)		2,728,000	2,736,084
Lamar Media Corp 5.375% 11/1/2033 (d)(e)		3,740,000	3,700,319
Nexstar Media Inc 6.5% 9/15/2033 (e)		2,680,000	2,700,625
Outfront Media Capital LLC / Outfront Media Capital Corp 7.375% 2/15/2031 (e)		905,000	946,521
Univision Communications Inc 8.5% 7/31/2031 (d)(e)		5,614,000	5,697,647
Univision Communications Inc 8.875% 4/15/2033 (e)		2,550,000	2,563,899
Univision Communications Inc 9.375% 8/1/2032 (e)		4,615,000	4,775,824
			72,239,599
TOTAL COMMUNICATION SERVICES			182,080,155
Consumer Discretionary - 8.6%
Automobile Components - 0.9%
American Axle & Manufacturing Inc 6.375% 10/15/2032 (e)		1,905,000	1,901,595
American Axle & Manufacturing Inc 7.75% 10/15/2033 (d)(e)		3,585,000	3,500,135
Clarios Global LP / Clarios US Finance Co 6.75% 9/15/2032 (e)		4,865,000	4,976,603
Clarios Global LP / Clarios US Finance Co 6.75% 2/15/2030 (e)		890,000	919,539
Cooper-Standard Automotive Inc 9.25% 3/1/2031 (e)		3,661,000	3,517,818
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.125% 4/15/2031 (e)		4,085,000	4,113,203
Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6.375% 4/15/2034 (e)		4,155,000	4,149,726
			23,078,619
Automobiles - 0.2%
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10% 1/15/2031 (e)		6,942,000	6,909,453
Broadline Retail - 0.8%
GrubHub Holdings Inc 13% 7/31/2030 pay-in-kind (e)		1,966,572	1,610,897
Saks Global Enterprises LLC 11% (b)(e)(k)		1,519,064	0
Wayfair LLC 6.75% 11/15/2032 (e)		4,880,000	4,933,714
Wayfair LLC 7.25% 10/31/2029 (e)		6,663,000	6,828,063
Wayfair LLC 7.75% 9/15/2030 (d)(e)		7,748,000	8,039,202
			21,411,876
Diversified Consumer Services - 0.9%
Sotheby's 8.25% 4/15/2031 (e)		6,505,000	6,319,544
Sotheby's/Bidfair Holdings Inc 5.875% 6/1/2029 (e)		310,000	294,308
StoneMor Inc 8.5% 5/15/2029 (e)		8,193,000	8,085,761
TKC Holdings Inc 12% 2/15/2031 (e)		2,580,000	2,688,357
TKC Holdings Inc 8.5% 8/15/2030 (e)		5,170,000	5,291,976
			22,679,946
Hotels, Restaurants & Leisure - 2.8%
Acushnet Co 5.625% 12/1/2033 (d)(e)		1,292,000	1,298,003
BCPE Flavor Debt Merger Sub LLC and BCPE Flavor Issuer Inc 9.5% 7/1/2032 (d)(e)		4,445,000	3,876,994
Carnival Corp 5.75% 8/1/2032 (e)		2,260,000	2,271,363
Carnival Corp 5.875% 6/15/2031 (e)		2,775,000	2,814,472
Carnival Corp 6.125% 2/15/2033 (e)		8,140,000	8,259,330
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (e)		9,452,000	9,158,414
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (e)		3,350,000	3,066,870
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (e)		2,285,000	2,268,113
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (d)(e)		2,195,000	2,209,739
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (e)		1,125,000	1,139,150
Hilton Domestic Operating Co Inc 6.125% 4/1/2032 (d)(e)		2,975,000	3,030,315
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (e)		2,502,000	2,531,043
Life Time Inc 6% 11/15/2031 (e)		1,280,000	1,299,357
Light & Wonder International Inc 6.25% 10/1/2033 (d)(e)		3,990,000	3,956,933
MajorDrive Holdings IV LLC 6.375% 6/1/2029 (e)		5,747,000	4,805,570
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 11.875% 4/15/2031 (e)		946,000	1,015,249
NCL Corp Ltd 6.25% 9/15/2033 (e)		3,550,000	3,435,801
NCL Corp Ltd 6.75% 2/1/2032 (e)		1,530,000	1,522,493
Royal Caribbean Cruises Ltd 6% 2/1/2033 (e)		2,860,000	2,903,829
Viking Cruises Ltd 5.875% 10/15/2033 (e)		9,710,000	9,734,673
Viking Cruises Ltd 9.125% 7/15/2031 (e)		535,000	563,747
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (e)		1,545,000	1,543,994
			72,705,452
Household Durables - 1.5%
Ashton Woods USA LLC / Ashton Woods Finance Co 4.625% 8/1/2029 (e)		1,760,000	1,684,615
Ashton Woods USA LLC / Ashton Woods Finance Co 6.875% 8/1/2033 (e)		1,380,000	1,354,032
Beazer Homes USA Inc 7.5% 3/15/2031 (d)(e)		1,255,000	1,249,812
Century Communities Inc 6.625% 9/15/2033 (d)(e)		3,370,000	3,353,079
Dream Finders Homes Inc 6.875% 9/15/2030 (d)(e)		2,820,000	2,765,462
LGI Homes Inc 4% 7/15/2029 (d)(e)		725,000	657,648
LGI Homes Inc 7% 11/15/2032 (d)(e)		9,913,000	9,500,259
Risewell Homes Inc 8.5% 11/1/2030 (d)(e)		2,740,000	2,799,521
Whirlpool Corp 5.75% 3/1/2034 (d)		569,000	513,667
Whirlpool Corp 6.125% 6/15/2030 (d)		5,497,000	5,390,545
Whirlpool Corp 6.5% 6/15/2033 (d)		10,837,000	10,379,275
			39,647,915
Specialty Retail - 1.5%
Advance Auto Parts Inc 3.5% 3/15/2032 (d)		1,490,000	1,309,971
Advance Auto Parts Inc 3.9% 4/15/2030		465,000	436,164
Advance Auto Parts Inc 7% 8/1/2030 (e)		1,165,000	1,201,786
Advance Auto Parts Inc 7.375% 8/1/2033 (d)(e)		3,795,000	3,915,795
Carvana Co 4.875% 9/1/2029 (e)		1,322,000	1,216,240
Carvana Co 5.5% 4/15/2027 (e)		1,162,000	1,138,760
Carvana Co 5.875% 10/1/2028 (e)		764,000	746,810
Carvana Co 9% 6/1/2030 pay-in-kind (e)(h)		1,605,450	1,670,075
Carvana Co 9% 6/1/2031 pay-in-kind (e)(h)		3,757,275	4,156,474
Champions Financing Inc 8.75% 2/15/2029 (d)(e)		5,585,000	5,434,848
LBM Acquisition LLC 6.25% 1/15/2029 (e)		3,723,000	2,580,042
Michaels Cos Inc/The 11% 3/15/2034 (e)		4,285,000	4,135,041
Michaels Cos Inc/The 8.5% 3/15/2033 (e)		4,200,000	4,147,710
Staples Inc 10.75% 9/1/2029 (e)		5,020,000	4,798,365
Staples Inc 12.75% 1/15/2030 (e)		3,829,712	2,875,584
			39,763,665
TOTAL CONSUMER DISCRETIONARY			226,196,926
Consumer Staples - 1.7%
Consumer Staples Distribution & Retail - 1.0%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.75% 3/31/2034 (e)		3,130,000	3,047,111
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (d)(e)		2,145,000	2,164,030
Albertsons Cos Inc 5.625% 3/31/2032 (e)		2,895,000	2,855,964
C&S Group Enterprises LLC 5% 12/15/2028 (e)		2,868,000	2,675,227
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7.125% 4/30/2033 (e)		935,000	946,592
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (e)		4,565,000	4,771,858
Performance Food Group Inc 5.625% 3/1/2034 (e)		3,130,000	3,064,776
Performance Food Group Inc 6.125% 9/15/2032 (d)(e)		1,415,000	1,434,343
US Foods Inc 4.75% 2/15/2029 (e)		1,880,000	1,859,534
US Foods Inc 5.75% 4/15/2033 (e)		1,510,000	1,515,542
US Foods Inc 6.875% 9/15/2028 (e)		885,000	903,691
US Foods Inc 7.25% 1/15/2032 (d)(e)		360,000	374,456
			25,613,124
Food Products - 0.7%
Chobani LLC / Chobani Finance Corp Inc 6.375% 4/15/2034 (e)		4,075,000	4,157,746
Lamb Weston Holdings Inc 4.125% 1/31/2030 (e)		4,925,000	4,718,308
Lamb Weston Holdings Inc 4.375% 1/31/2032 (e)		850,000	800,572
Post Holdings Inc 4.625% 4/15/2030 (d)(e)		2,120,000	2,059,653
Post Holdings Inc 6.25% 10/15/2034 (e)		670,000	661,398
Post Holdings Inc 6.25% 2/15/2032 (e)		2,015,000	2,053,480
Post Holdings Inc 6.375% 3/1/2033 (d)(e)		1,815,000	1,814,294
Post Holdings Inc 6.5% 3/15/2036 (e)		2,500,000	2,483,565
			18,749,016
Household Products - 0.0%
Resideo Funding Inc 6.5% 7/15/2032 (e)		1,100,000	1,110,116
TOTAL CONSUMER STAPLES			45,472,256
Energy - 8.3%
Energy Equipment & Services - 0.8%
Archrock Services LP / Archrock Partners Finance Corp 6% 2/1/2034 (d)(e)		5,330,000	5,364,730
Kodiak Gas Services LLC 6.5% 10/1/2033 (e)		1,950,000	1,994,658
Kodiak Gas Services LLC 6.75% 10/1/2035 (e)		1,955,000	2,030,728
Star Holding LLC 8.75% 8/1/2031 (e)		1,657,000	1,690,692
Transocean Aquila Ltd 8% 9/30/2028 (e)		209,231	214,697
Transocean International Ltd 7.875% 10/15/2032 (e)		820,000	878,666
Transocean International Ltd 8.25% 5/15/2029 (e)		2,285,000	2,372,461
Transocean International Ltd 8.5% 5/15/2031 (e)		2,520,000	2,664,832
USA Compression Partners LP / USA Compression Finance Corp 6.25% 10/1/2033 (d)(e)		2,805,000	2,830,556
WBI Operating LLC 6.5% 10/15/2033 (e)		1,290,000	1,303,880
			21,345,900
Oil, Gas & Consumable Fuels - 7.5%
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 10/15/2033 (e)		1,120,000	1,117,785
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 7/1/2034 (e)		5,240,000	5,226,497
Ascent Resources Utica Holdings LLC / ARU Finance Corp 6.625% 7/15/2033 (e)		2,505,000	2,573,629
California Resources Corp 7% 1/15/2034 (e)		4,135,000	4,219,482
California Resources Corp 8.25% 6/15/2029 (e)		3,368,000	3,511,949
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 2/15/2031 (e)		2,420,000	2,564,479
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 7/15/2028 (e)		5,311,000	5,470,330
Cheniere Energy Inc 5.2% 7/30/2036 (d)(e)		6,803,000	6,725,462
Cheniere Energy Inc 6% 7/30/2056 (e)		2,441,000	2,408,525
CITGO Petroleum Corp 8.375% 1/15/2029 (e)		1,475,000	1,517,875
CNX Midstream Partners LP 4.75% 4/15/2030 (e)		3,705,000	3,585,363
CNX Resources Corp 5.875% 3/1/2034 (e)		2,890,000	2,866,838
CNX Resources Corp 7.25% 3/1/2032 (d)(e)		2,740,000	2,854,635
CNX Resources Corp 7.375% 1/15/2031 (e)		985,000	1,015,289
Comstock Resources Inc 5.875% 1/15/2030 (d)(e)		4,290,000	4,155,479
Comstock Resources Inc 6.75% 3/1/2029 (e)		2,495,000	2,494,119
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (e)		3,567,000	3,792,559
CVR Energy Inc 7.5% 2/15/2031 (e)		2,675,000	2,709,034
CVR Energy Inc 7.875% 2/15/2034 (e)		1,335,000	1,339,060
DBR Land Holdings LLC 6.25% 12/1/2030 (d)(e)		1,265,000	1,295,044
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (e)		4,850,000	4,849,445
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.375% 6/30/2033 (e)		2,220,000	2,291,137
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (e)		3,190,000	3,328,299
Energy Transfer LP 6.5% 2/15/2056 (h)		2,330,000	2,336,279
Energy Transfer LP 6.75% 2/15/2056 (h)		2,330,000	2,346,744
Energy Transfer LP 7.375% 2/1/2031 (e)		1,355,000	1,403,324
Genesis Energy LP / Genesis Energy Finance Corp 6.75% 3/15/2034		1,360,000	1,369,817
Genesis Energy LP / Genesis Energy Finance Corp 8% 5/15/2033 (d)		3,438,000	3,619,324
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029		2,203,000	2,223,230
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (e)		975,000	999,218
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (d)(e)		515,000	540,668
Harvest Midstream I LP 7.5% 5/15/2032 (e)		1,410,000	1,468,021
Harvest Midstream I LP 7.5% 9/1/2028 (e)		3,400,000	3,422,403
Hess Midstream Operations LP 4.25% 2/15/2030 (e)		690,000	669,201
Hess Midstream Operations LP 5.125% 6/15/2028 (e)		2,165,000	2,155,011
Hess Midstream Operations LP 5.5% 10/15/2030 (e)		885,000	885,409
Hess Midstream Operations LP 5.875% 3/1/2028 (e)		2,955,000	2,984,039
Hess Midstream Operations LP 6.5% 6/1/2029 (e)		685,000	701,834
Howard Midstream Energy Partners LLC 6.625% 1/15/2034 (e)		2,445,000	2,487,284
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (e)		1,385,000	1,444,220
Kinetik Holdings LP 5.875% 6/15/2030 (e)		2,420,000	2,428,187
Kinetik Holdings LP 6.625% 12/15/2028 (e)		3,690,000	3,764,143
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (e)		3,972,000	4,021,082
PBF Holding Co LLC / PBF Finance Corp 6% 2/15/2028		3,004,000	3,001,391
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (e)		5,767,000	5,911,793
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (e)		3,220,000	3,459,935
Prairie Acquiror LP 9% 8/1/2029 (e)		610,000	637,006
Rockies Express Pipeline LLC 4.8% 5/15/2030 (d)(e)		2,635,000	2,567,623
Rockies Express Pipeline LLC 4.95% 7/15/2029 (e)		3,570,000	3,521,151
Rockies Express Pipeline LLC 6.75% 3/15/2033 (d)(e)		2,845,000	2,966,269
Rockies Express Pipeline LLC 6.875% 4/15/2040 (e)		365,000	368,607
Sunoco LP 4.5% 10/1/2029 (e)		1,430,000	1,401,392
Sunoco LP 4.625% 5/1/2030 (e)		3,570,000	3,471,982
Sunoco LP 5.375% 7/15/2031 (e)		2,720,000	2,707,258
Sunoco LP 5.625% 3/15/2031 (d)(e)		3,545,000	3,558,156
Sunoco LP 5.625% 7/15/2034 (d)(e)		2,720,000	2,683,420
Sunoco LP 5.875% 3/15/2034 (e)		3,545,000	3,532,278
Sunoco LP 6.25% 7/1/2033 (d)(e)		2,975,000	3,040,518
Sunoco LP 6.625% 8/15/2032 (e)		710,000	725,909
Sunoco LP 7% 5/1/2029 (e)		1,070,000	1,104,938
Sunoco LP 7.25% 5/1/2032 (d)(e)		1,285,000	1,345,816
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (d)(e)		3,065,000	3,057,618
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 12/31/2030 (e)		5,140,000	5,167,263
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (e)		5,561,000	5,591,480
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6.75% 3/15/2034 (e)		3,369,000	3,442,397
Venture Global Plaquemines LNG LLC 6.125% 12/15/2030 (e)		2,675,000	2,758,669
Venture Global Plaquemines LNG LLC 6.5% 1/15/2034 (e)		4,370,000	4,577,579
Venture Global Plaquemines LNG LLC 6.5% 6/15/2034 (d)(e)		1,955,000	2,045,777
Venture Global Plaquemines LNG LLC 6.75% 1/15/2036 (e)		6,990,000	7,430,650
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (e)		1,690,000	1,874,146
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (d)(e)		1,735,000	1,951,379
			197,084,152
TOTAL ENERGY			218,430,052
Financials - 6.1%
Banks - 0.1%
Western Alliance Bancorp 3% 6/15/2031 (d)(h)		4,000,000	3,850,000
Capital Markets - 0.9%
Hightower Holding LLC 6.75% 4/15/2029 (e)		995,000	988,220
Hightower Holding LLC 9.125% 1/31/2030 (e)		2,920,000	3,031,115
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (e)		3,160,000	3,176,613
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (e)		5,465,000	5,614,255
Jane Street Group / JSG Finance Inc 7.125% 4/30/2031 (e)		2,415,000	2,503,801
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (e)		5,170,000	4,959,784
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (d)(e)		2,485,000	2,424,736
			22,698,524
Consumer Finance - 1.6%
Ally Financial Inc 6.646% 1/17/2040 (h)		6,007,000	5,915,207
Ally Financial Inc 6.7% 2/14/2033 (d)		3,350,000	3,458,711
Encore Capital Group Inc 8.5% 5/15/2030 (e)		3,690,000	3,940,754
LFS Topco LLC 8.75% 7/15/2030 (d)(e)		4,168,000	4,027,425
Navient Corp 4.875% 3/15/2028		1,620,000	1,579,414
Navient Corp 5% 3/15/2027		3,695,000	3,671,221
Navient Corp 5.5% 3/15/2029 (d)		1,283,000	1,233,125
Navient Corp 5.625% 8/1/2033 (d)		1,120,000	953,180
Navient Corp 7.875% 6/15/2032 (d)		2,605,000	2,507,531
OneMain Finance Corp 6.125% 5/15/2030		1,305,000	1,304,546
OneMain Finance Corp 6.5% 3/15/2033 (d)		3,535,000	3,462,274
OneMain Finance Corp 6.75% 3/15/2032 (d)		1,715,000	1,714,505
OneMain Finance Corp 6.75% 9/15/2033		615,000	604,913
OneMain Finance Corp 7.125% 11/15/2031		1,094,000	1,109,370
OneMain Finance Corp 7.125% 9/15/2032 (d)		3,085,000	3,128,366
OneMain Finance Corp 7.5% 5/15/2031		875,000	897,102
PRA Group Inc 8.875% 1/31/2030 (e)		1,265,000	1,308,890
SLM Corp 6.5% 1/31/2030		1,857,000	1,874,820
			42,691,354
Financial Services - 2.1%
Block Inc 3.5% 6/1/2031		4,160,000	3,777,803
Block Inc 5.625% 8/15/2030 (e)		2,260,000	2,262,280
Block Inc 6% 8/15/2033 (e)		3,045,000	3,039,123
Block Inc 6.5% 5/15/2032		5,577,000	5,683,262
Burford Capital Global Finance LLC 7.5% 7/15/2033 (d)(e)		3,185,000	2,617,608
Clue Opco LLC 9.5% 10/15/2031 (d)(e)		2,765,000	2,825,567
HA Sustainable Infrastructure Capital Inc 6% 3/15/2036		4,209,000	4,150,329
HA Sustainable Infrastructure Capital Inc 7.125% 11/15/2056 (h)		2,714,000	2,739,728
HA Sustainable Infrastructure Capital Inc 8% 6/1/2056 (h)		3,867,000	4,104,821
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (e)		1,890,000	1,906,499
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029		3,495,000	3,063,630
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027		12,401,000	12,282,038
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9% 6/15/2030		485,000	467,094
Walker & Dunlop Inc 6.625% 4/1/2033 (d)(e)		1,430,000	1,422,075
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (e)		3,530,000	3,733,674
			54,075,531
Insurance - 0.7%
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (e)		4,417,000	4,276,318
Asurion LLC/ Asurion Co-Issuer Inc 8% 12/31/2032 (e)		8,255,000	8,623,082
Asurion LLC/ Asurion Co-Issuer Inc 8.375% 2/1/2034 (e)		5,890,000	5,811,121
			18,710,521
Mortgage Real Estate Investment Trusts (REITs) - 0.7%
EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM 7.375% 9/30/2030 (e)		2,550,000	2,533,658
Rithm Capital Corp 8% 4/1/2029 (e)		1,575,000	1,582,245
Rithm Capital Corp 8% 7/15/2030 (e)		2,705,000	2,706,967
Starwood Property Trust Inc 3.625% 7/15/2026 (d)(e)		358,000	356,461
Starwood Property Trust Inc 5.25% 10/15/2028 (e)		385,000	383,159
Starwood Property Trust Inc 5.75% 1/15/2031 (e)		3,465,000	3,461,611
Starwood Property Trust Inc 6% 4/15/2030 (e)		1,405,000	1,421,420
Starwood Property Trust Inc 6.5% 10/15/2030 (d)(e)		1,260,000	1,295,916
Starwood Property Trust Inc 6.5% 7/1/2030 (e)		3,375,000	3,457,843
Starwood Property Trust Inc 7.25% 4/1/2029 (e)		1,255,000	1,300,504
			18,499,784
TOTAL FINANCIALS			160,525,714
Health Care - 6.3%
Biotechnology - 0.3%
BioMarin Pharmaceutical Inc5.5% 2/15/2034 (d)(e)		1,960,000	1,946,218
Emergent BioSolutions Inc 3.875% 8/15/2028 (e)		7,694,000	6,848,042
			8,794,260
Health Care Equipment & Supplies - 0.3%
DENTSPLY SIRONA Inc 8.375% 9/12/2055 (d)(h)		394,000	396,112
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (e)		7,490,000	7,659,432
			8,055,544
Health Care Providers & Services - 4.9%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (d)(e)		4,401,000	4,501,748
Accendra Health Inc 6.625% 4/1/2030 (d)(e)		10,043,000	5,396,831
Centene Corp 3.375% 2/15/2030 (d)		2,960,000	2,750,545
Centene Corp 4.625% 12/15/2029		5,610,000	5,469,179
CHS/Community Health Systems Inc 4.75% 2/15/2031 (e)		6,739,000	6,305,583
CHS/Community Health Systems Inc 5.25% 5/15/2030 (e)		11,925,000	11,260,013
CHS/Community Health Systems Inc 6.125% 4/1/2030 (e)		5,659,000	5,017,014
CHS/Community Health Systems Inc 9.75% 1/15/2034 (d)(e)		2,550,000	2,630,096
CVS Health Corp 6.75% 12/10/2054 (h)		2,758,000	2,857,360
CVS Health Corp 7% 3/10/2055 (h)		7,044,000	7,308,272
DaVita Inc 4.625% 6/1/2030 (e)		5,730,000	5,546,942
DaVita Inc 6.75% 7/15/2033 (d)(e)		4,225,000	4,356,271
DaVita Inc 6.875% 9/1/2032 (d)(e)		2,850,000	2,941,744
Global Medical Response Inc 7.375% 10/1/2032 (d)(e)		925,000	964,256
Humana Inc 6.625% 9/15/2056 (d)(h)		10,023,000	9,876,192
LifePoint Health Inc 10% 6/1/2032 (e)		2,625,000	2,686,688
Molina Healthcare Inc 6.25% 1/15/2033 (e)		8,655,000	8,645,896
Molina Healthcare Inc 6.5% 2/15/2031 (e)		3,853,000	3,920,234
National Mentor Holdings Inc 10.5% 12/15/2030 (d)(e)		3,980,000	4,163,655
Pediatrix Medical Group Inc 5.375% 2/15/2030 (e)		1,753,000	1,743,039
Surgery Center Holdings Inc 7.25% 4/15/2032 (e)		2,025,000	2,019,593
TEAM Services Holding Inc 9% 2/15/2033 (d)(e)		5,485,000	5,487,359
Tenet Healthcare Corp 4.375% 1/15/2030		3,095,000	2,998,387
Tenet Healthcare Corp 5.5% 11/15/2032 (e)		5,030,000	5,017,171
Tenet Healthcare Corp 6% 11/15/2033 (d)(e)		2,030,000	2,051,800
Tenet Healthcare Corp 6.125% 10/1/2028 (d)		2,484,000	2,490,257
Tenet Healthcare Corp 6.125% 6/15/2030		3,585,000	3,605,008
Tenet Healthcare Corp 6.75% 5/15/2031		525,000	539,472
US Acute Care Solutions LLC 9.75% 5/15/2029 (e)		5,991,000	5,661,718
			128,212,323
Health Care Technology - 0.2%
IQVIA Inc 6.25% 6/1/2032 (e)		5,050,000	5,142,900
IQVIA Inc 6.5% 5/15/2030 (e)		1,525,000	1,556,406
			6,699,306
Pharmaceuticals - 0.6%
1261229 BC Ltd 10% 4/15/2032 (e)		10,425,000	10,766,711
Organon & Co / Organon Foreign Debt Co-Issuer BV 7.875% 5/15/2034 (d)(e)		3,780,000	4,049,689
			14,816,400
TOTAL HEALTH CARE			166,577,833
Industrials - 8.2%
Aerospace & Defense - 1.3%
Axon Enterprise Inc 6.125% 3/15/2030 (d)(e)		2,550,000	2,607,416
Axon Enterprise Inc 6.25% 3/15/2033 (d)(e)		2,685,000	2,755,242
BWX Technologies Inc 4.125% 6/30/2028 (e)		3,755,000	3,694,217
Carpenter Technology Corp 5.625% 3/1/2034 (e)		3,535,000	3,537,128
TransDigm Inc 6% 1/15/2033 (e)		1,185,000	1,196,328
TransDigm Inc 6.125% 7/31/2034 (d)(e)		4,045,000	4,049,449
TransDigm Inc 6.25% 1/31/2034 (d)(e)		935,000	956,137
TransDigm Inc 6.375% 3/1/2029 (e)		2,635,000	2,687,581
TransDigm Inc 6.375% 5/31/2033 (e)		7,115,000	7,169,708
TransDigm Inc 6.75% 1/31/2034 (d)(e)		3,970,000	4,078,365
TransDigm Inc 7.125% 12/1/2031 (e)		1,140,000	1,181,348
			33,912,919
Air Freight & Logistics - 0.3%
Rand Parent LLC 8.5% 2/15/2030 (e)		4,639,000	4,818,757
Stonepeak Nile Parent LLC 7.25% 3/15/2032 (e)		2,355,000	2,464,065
			7,282,822
Building Products - 1.4%
Ameritex Holdco Intermediate LLC 7.625% 8/15/2033 (e)		2,605,000	2,707,869
Builders FirstSource Inc 4.25% 2/1/2032 (e)		3,640,000	3,376,598
Builders FirstSource Inc 6.375% 3/1/2034 (e)		1,205,000	1,199,020
Builders FirstSource Inc 6.75% 5/15/2035 (e)		4,810,000	4,857,518
Camelot Return Merger Sub Inc 8.75% 8/1/2028 (e)		1,680,000	1,070,968
Cornerstone Building Brands Inc 9.5% 8/15/2029 (e)		1,814,000	1,153,637
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.625% 12/15/2030 (e)		5,310,000	5,436,266
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.75% 7/15/2031 (e)		1,520,000	1,571,355
JH North America Holdings Inc 6.125% 7/31/2032 (e)		1,275,000	1,277,708
Standard Building Solutions Inc 5.875% 3/15/2034 (e)		2,610,000	2,544,429
Standard Building Solutions Inc 6.25% 8/1/2033 (e)		9,280,000	9,274,053
Standard Building Solutions Inc 6.5% 8/15/2032 (e)		1,235,000	1,247,202
			35,716,623
Commercial Services & Supplies - 1.7%
ADT Security Corp/The 5.875% 10/15/2033 (e)		2,530,000	2,492,423
Artera Services LLC 8.5% 2/15/2031 (d)(e)		16,243,000	13,988,628
Brand Industrial Services Inc 10.375% 8/1/2030 (d)(e)		5,715,000	5,261,286
CoreCivic Inc 4.75% 10/15/2027		3,285,000	3,261,140
CoreCivic Inc 8.25% 4/15/2029		1,320,000	1,375,106
GEO Group Inc/The 10.25% 4/15/2031		2,785,000	2,989,011
GEO Group Inc/The 8.625% 4/15/2029		2,660,000	2,767,523
GFL Environmental Holdings US Inc 5.5% 2/1/2034 (e)		1,445,000	1,421,416
GFL Environmental Inc 3.5% 9/1/2028 (e)		1,055,000	1,029,860
GFL Environmental Inc 6.75% 1/15/2031 (e)		325,000	336,954
Neptune Bidco US Inc 9.5% 2/15/2033 (e)		3,035,000	3,037,408
OT Midco Inc 10% 2/15/2030 (e)		4,637,000	1,808,430
Reworld Holding Corp 4.875% 12/1/2029 (e)		1,580,000	1,510,093
Williams Scotsman Inc 6.625% 4/15/2030 (d)(e)		1,330,000	1,369,795
Williams Scotsman Inc 6.625% 6/15/2029 (e)		1,295,000	1,329,216
			43,978,289
Construction & Engineering - 0.4%
AECOM 6% 8/1/2033 (e)		5,765,000	5,812,060
Amsted Industries Inc 6.375% 3/15/2033 (e)		1,280,000	1,302,159
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (e)		4,770,000	4,780,294
			11,894,513
Electrical Equipment - 0.4%
Sensata Technologies BV 4% 4/15/2029 (e)		1,427,000	1,385,822
WESCO Distribution Inc 5.25% 4/15/2031 (e)		2,700,000	2,698,318
WESCO Distribution Inc 5.5% 4/15/2034 (e)		4,080,000	4,069,507
WESCO Distribution Inc 6.375% 3/15/2033 (d)(e)		1,390,000	1,435,721
			9,589,368
Ground Transportation - 0.4%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 8.375% 6/15/2032 (d)(e)		2,470,000	2,483,261
Genesee & Wyoming Inc 6.25% 4/15/2032 (e)		3,840,000	3,930,213
XPO Inc 7.125% 2/1/2032 (d)(e)		2,640,000	2,753,051
XPO Inc 7.125% 6/1/2031 (d)(e)		1,165,000	1,205,931
			10,372,456
Industrial Conglomerates - 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.75% 6/15/2029 (e)		2,765,000	2,707,296
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 7% 7/15/2031 (e)		1,685,000	1,747,560
			4,454,856
Machinery - 0.5%
Allison Transmission Inc 5.875% 12/1/2033 (e)		2,575,000	2,599,607
Beach Acquisition Bidco LLC 10% 7/15/2033 pay-in-kind (e)(h)		4,706,865	5,177,594
Columbus McKinnon Corp/NY 7.125% 2/1/2033 (d)(e)		2,910,000	2,926,602
Enpro Inc 6.125% 6/1/2033 (e)		1,270,000	1,294,274
			11,998,077
Passenger Airlines - 0.4%
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (e)		4,382,000	4,081,256
United Airlines Holdings Inc 4.875% 3/1/2029		4,020,000	3,959,948
United Airlines Holdings Inc 5.375% 3/1/2031		2,680,000	2,641,445
			10,682,649
Professional Services - 0.0%
CACI International Inc 6.375% 6/15/2033 (d)(e)		3,741,000	3,827,242
Trading Companies & Distributors - 1.2%
FTAI Aviation Investors LLC 7% 6/15/2032 (e)		935,000	965,142
FTAI Aviation Investors LLC 7.875% 12/1/2030 (d)(e)		1,485,000	1,559,214
Herc Holdings Inc 5.75% 3/15/2031 (d)(e)		1,690,000	1,694,058
Herc Holdings Inc 6% 3/15/2034 (d)(e)		1,865,000	1,849,176
Herc Holdings Inc 7% 6/15/2030 (d)(e)		4,025,000	4,187,501
Herc Holdings Inc 7.25% 6/15/2033 (d)(e)		2,900,000	3,036,964
QXO Building Products Inc 6.75% 4/30/2032 (e)		6,365,000	6,492,558
Synergy Infrastructure Holdings LLC 7.875% 12/1/2030 (e)		1,440,000	1,511,862
United Rentals North America Inc 5.375% 11/15/2033 (e)		6,920,000	6,842,375
United Rentals North America Inc 6.125% 3/15/2034 (e)		2,685,000	2,759,031
			30,897,881
Transportation Infrastructure - 0.0%
Beacon Mobility Corp 7.25% 8/1/2030 (e)		1,400,000	1,457,781
GB AIT Buyer Inc 8.75% 4/30/2034 (e)		945,000	950,592
			2,408,373
TOTAL INDUSTRIALS			217,016,068
Information Technology - 3.6%
Electronic Equipment, Instruments & Components - 0.2%
Coherent Corp 5% 12/15/2029 (e)		2,240,000	2,215,777
Sensata Technologies Inc 3.75% 2/15/2031 (e)		860,000	798,839
Sensata Technologies Inc 6.625% 7/15/2032 (d)(e)		1,685,000	1,738,551
			4,753,167
IT Services - 1.4%
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (e)		8,443,000	8,391,397
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (d)(e)		3,460,000	3,442,586
CoreWeave Inc 9% 2/1/2031 (e)		13,845,000	13,757,217
CoreWeave Inc 9.25% 6/1/2030 (e)		4,701,000	4,760,272
CoreWeave Inc 9.75% 10/1/2031 (e)		6,300,000	6,336,480
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (e)		1,440,000	1,345,676
			38,033,628
Semiconductors & Semiconductor Equipment - 0.6%
Amkor Technology Inc 5.875% 10/1/2033 (d)(e)		1,440,000	1,447,826
Entegris Inc 3.625% 5/1/2029 (d)(e)		1,255,000	1,196,991
Entegris Inc 5.95% 6/15/2030 (d)(e)		12,275,000	12,425,983
ON Semiconductor Corp 3.875% 9/1/2028 (e)		335,000	326,586
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (h)		1,381,846	1,126,210
			16,523,596
Software - 1.2%
Cloud Software Group Inc 9% 9/30/2029 (e)		6,886,000	6,761,261
Oracle Corp 3.6% 4/1/2040		17,954,000	12,946,467
Oracle Corp 4.55% 2/4/2029		1,039,000	1,026,467
Oracle Corp 5.35% 5/4/2033		2,730,000	2,654,570
Oracle Corp 5.7% 2/4/2036		1,333,000	1,280,144
Oracle Corp 6.55% 2/4/2046		1,883,000	1,751,181
Oracle Corp 6.7% 2/4/2056		1,333,000	1,228,496
Oracle Corp 6.85% 2/4/2066		267,000	245,317
Oracle Corp U.S. SOFR Averages Index + 1.11%, 4.7772% 2/4/2029 (h)(i)		3,170,000	3,147,532
Rackspace Finance LLC 3.5% 5/15/2028 (e)		2,033,225	1,001,363
			32,042,798
Technology Hardware, Storage & Peripherals - 0.2%
Seagate Data Storage Technology Pte Ltd 5.75% 12/1/2034 (e)		1,555,000	1,581,735
Seagate Data Storage Technology Pte Ltd 5.875% 7/15/2030 (e)		1,725,000	1,762,445
Seagate Data Storage Technology Pte Ltd 8.25% 12/15/2029 (e)		715,000	747,235
Seagate Data Storage Technology Pte Ltd 8.5% 7/15/2031 (e)		875,000	916,543
			5,007,958
TOTAL INFORMATION TECHNOLOGY			96,361,147
Materials - 6.9%
Chemicals - 4.2%
Advancion Sciences Inc 9.25% 11/1/2026 pay-in-kind (e)(h)		6,412,384	5,145,938
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (e)		730,000	758,024
Celanese US Holdings LLC 6.5% 4/15/2030 (d)		1,945,000	1,989,587
Celanese US Holdings LLC 6.75% 4/15/2033 (d)		5,636,000	5,804,984
Celanese US Holdings LLC 6.879% 7/15/2032 (d)(h)		2,485,000	2,633,558
Celanese US Holdings LLC 7% 2/15/2031 (d)		3,795,000	3,948,690
Celanese US Holdings LLC 7.05% 11/15/2030 (h)		2,425,000	2,603,044
Celanese US Holdings LLC 7.2% 11/15/2033 (d)(h)		2,055,000	2,221,841
Celanese US Holdings LLC 7.375% 2/15/2034 (d)		7,715,000	8,077,483
Chemours Co/The 4.625% 11/15/2029 (d)(e)		4,165,000	3,995,016
Chemours Co/The 5.75% 11/15/2028 (e)		3,207,000	3,199,883
Chemours Co/The 7.875% 3/15/2034 (e)		3,345,000	3,420,661
Chemours Co/The 8% 1/15/2033 (d)(e)		3,035,000	3,128,144
CompoSecure Holdings LLC 5.625% 2/1/2033 (d)(e)		5,285,000	5,180,304
GPD Cos Inc 12.5% 12/31/2029 pay-in-kind (e)		3,144,782	1,965,489
Mativ Holdings Inc 8% 10/1/2029 (e)		5,765,000	5,579,610
Methanex US Operations Inc 6.25% 3/15/2032 (d)(e)		1,665,000	1,713,362
Olin Corp 5% 2/1/2030 (d)		5,605,000	5,432,331
Olin Corp 6.625% 4/1/2033 (d)(e)		6,918,000	6,853,297
Olympus Water US Holding Corp 6.25% 10/1/2029 (d)(e)		3,675,000	3,592,070
Olympus Water US Holding Corp 6.75% 8/1/2032 (e)		2,765,000	2,680,048
Olympus Water US Holding Corp 7.25% 2/15/2033 (d)(e)		8,600,000	8,406,008
Perimeter Holdings LLC 6.25% 1/15/2034 (e)		2,615,000	2,602,396
Tronox Inc 4.625% 3/15/2029 (d)(e)		7,323,000	6,128,363
WR Grace Holdings LLC 5.625% 8/15/2029 (e)		5,485,000	5,233,229
WR Grace Holdings LLC 6.625% 8/15/2032 (e)		5,905,000	5,861,157
WR Grace Holdings LLC 7% 8/1/2033 (e)		1,950,000	1,937,013
			110,091,530
Construction Materials - 0.5%
Quikrete Holdings Inc 6.375% 3/1/2032 (e)		7,947,000	8,072,388
Quikrete Holdings Inc 6.75% 3/1/2033 (d)(e)		2,765,000	2,803,889
Smyrna Ready Mix Concrete LLC 6% 11/1/2028 (e)		3,246,000	3,243,348
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (e)		575,000	602,060
			14,721,685
Containers & Packaging - 0.6%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (e)		3,255,000	3,046,401
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.25% 1/30/2031 (e)		1,915,000	1,928,033
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (e)		3,320,000	3,123,513
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (d)(e)		2,867,000	2,601,304
Crown Americas LLC 5.875% 6/1/2033 (d)		2,985,000	3,006,707
Graphic Packaging International LLC 3.75% 2/1/2030 (d)(e)		960,000	896,644
Graphic Packaging International LLC 6.375% 7/15/2032 (d)(e)		1,550,000	1,546,958
			16,149,560
Metals & Mining - 1.6%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (e)		6,819,000	7,017,268
Alumina Pty Ltd 6.375% 9/15/2032 (e)		4,780,000	4,914,610
Century Aluminum Co 6.875% 8/1/2032 (e)		2,390,000	2,474,105
Cleveland-Cliffs Inc 7.375% 5/1/2033 (d)(e)		930,000	939,885
Cleveland-Cliffs Inc 7.625% 1/15/2034 (d)(e)		3,590,000	3,626,381
Commercial Metals Co 3.875% 2/15/2031		880,000	817,903
Commercial Metals Co 5.75% 11/15/2033 (e)		4,515,000	4,522,549
Commercial Metals Co 6% 12/15/2035 (d)(e)		4,515,000	4,510,534
Kaiser Aluminum Corp 5.875% 3/1/2034 (e)		2,565,000	2,569,012
Novelis Corp 3.875% 8/15/2031 (d)(e)		855,000	777,220
Novelis Corp 6.375% 8/15/2033 (e)		4,735,000	4,754,873
Novelis Corp 6.875% 1/30/2030 (d)(e)		4,795,000	4,915,911
			41,840,251
TOTAL MATERIALS			182,803,026
Real Estate - 2.6%
Diversified REITs - 0.7%
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (e)		5,190,000	5,014,842
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (e)		8,607,000	8,456,513
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 8.625% 6/15/2032 (e)		4,200,000	4,395,739
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 8.625% 6/15/2032 (e)		1,705,000	1,784,461
			19,651,555
Health Care REITs - 1.0%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (e)		2,525,000	2,459,987
MPT Operating Partnership LP / MPT Finance Corp 0.993% 10/15/2026	EUR	1,250,000	1,431,136
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031		3,605,000	2,583,984
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029		2,350,000	1,944,587
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027		12,746,000	12,427,300
Omega Healthcare Investors Inc 3.25% 4/15/2033		4,698,000	4,158,051
			25,005,045
Hotel & Resort REITs - 0.2%
RHP Hotel Properties LP / RHP Finance Corp 5.75% 3/15/2034 (e)		2,405,000	2,390,589
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (d)(e)		2,490,000	2,564,732
			4,955,321
Real Estate Management & Development - 0.5%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (e)		1,399,400	1,400,059
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.25% 4/15/2030 (d)(e)		429,000	409,363
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (e)		1,060,000	1,038,647
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (e)		2,670,000	2,851,219
Forestar Group Inc 6.5% 3/15/2033 (e)		2,985,000	3,003,068
Howard Hughes Corp/The 4.125% 2/1/2029 (e)		1,515,000	1,458,720
Howard Hughes Corp/The 4.375% 2/1/2031 (e)		840,000	786,531
Kennedy-Wilson Inc 4.75% 2/1/2030		2,080,000	2,046,055
Taylor Morrison Communities Inc 5.75% 11/15/2032 (d)(e)		1,285,000	1,298,725
			14,292,387
Specialized REITs - 0.2%
Millrose Properties Inc 6.25% 9/15/2032 (e)		2,475,000	2,485,844
Millrose Properties Inc 6.375% 8/1/2030 (e)		2,035,000	2,060,974
			4,546,818
TOTAL REAL ESTATE			68,451,126
Utilities - 4.5%
Electric Utilities - 3.9%
Clearway Energy Operating LLC 3.75% 1/15/2032 (e)		470,000	433,338
Clearway Energy Operating LLC 3.75% 2/15/2031 (e)		4,070,000	3,808,606
Clearway Energy Operating LLC 4.75% 3/15/2028 (e)		955,000	948,929
Clearway Energy Operating LLC 5.75% 1/15/2034 (e)		2,895,000	2,895,730
Edison International 4.8% 3/15/2031		2,722,000	2,657,030
Edison International 6.25% 3/15/2030		1,683,000	1,739,687
Edison International 7.875% 6/15/2054 (h)		2,610,000	2,692,319
Edison International 8.125% 6/15/2053 (h)		2,629,000	2,697,178
Hawaiian Electric Co Inc 6% 10/1/2033 (d)(e)		2,115,000	2,122,058
NRG Energy Inc 3.625% 2/15/2031 (e)		625,000	580,585
NRG Energy Inc 5.25% 6/15/2029 (e)		2,615,000	2,605,294
NRG Energy Inc 5.75% 1/15/2034 (e)		6,095,000	6,049,974
NRG Energy Inc 5.75% 7/15/2029 (e)		3,745,000	3,743,293
NRG Energy Inc 5.875% 5/15/2034 (e)		1,410,000	1,404,927
NRG Energy Inc 6% 1/15/2036 (e)		4,880,000	4,846,605
NRG Energy Inc 6% 2/1/2033 (d)(e)		2,310,000	2,327,861
NRG Energy Inc 6.125% 5/15/2036 (e)		1,505,000	1,499,313
NRG Energy Inc 6.25% 11/1/2034 (e)		2,680,000	2,711,168
Pacific Gas and Electric Co 5.2% 5/1/2036		500,000	487,014
Pacific Gas and Electric Co 6% 5/1/2056		500,000	476,296
PacifiCorp 7.375% 9/15/2055 (d)(h)		3,642,000	3,692,518
PG&E Corp 5% 7/1/2028		1,400,000	1,393,149
PG&E Corp 5.25% 7/1/2030		14,130,000	13,988,214
PG&E Corp 6.85% 9/15/2056 (d)(h)		4,503,000	4,502,098
PG&E Corp 7.375% 3/15/2055 (h)		4,024,000	4,138,913
Sierra Pacific Power Co 6.375% 9/15/2056 (h)		5,442,000	5,419,759
Vistra Operations Co LLC 6.875% 4/15/2032 (d)(e)		2,375,000	2,479,436
Vistra Operations Co LLC 7.75% 10/15/2031 (e)		5,355,000	5,615,949
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (d)(e)		853,000	887,063
XPLR Infrastructure Operating Partners LP 7.75% 4/15/2034 (e)		6,305,000	6,608,592
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (d)(e)		3,255,000	3,478,182
XPLR Infrastructure Operating Partners LP 8.625% 3/15/2033 (d)(e)		4,525,000	4,849,061
			103,780,139
Independent Power and Renewable Electricity Producers - 0.6%
AES Corp/The 6.95% 7/15/2055 (h)		2,693,000	2,627,151
Alpha Generation LLC 6.25% 1/15/2034 (e)		3,445,000	3,421,452
Alpha Generation LLC 6.75% 10/15/2032 (e)		917,000	939,197
Sunnova Energy Corp 5.875% (b)(e)(k)		4,873,000	12,182
Talen Energy Supply LLC 6.25% 2/1/2034 (e)		3,810,000	3,781,565
Talen Energy Supply LLC 6.5% 2/1/2036 (e)		3,810,000	3,824,428
			14,605,975
TOTAL UTILITIES			118,386,114
TOTAL UNITED STATES			1,682,300,417
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd 6.375% 2/15/2036 (e)		2,590,000	2,543,121
First Quantum Minerals Ltd 7.25% 2/15/2034 (e)		1,415,000	1,458,780
First Quantum Minerals Ltd 8% 3/1/2033 (e)		1,775,000	1,861,354
First Quantum Minerals Ltd 8.625% 6/1/2031 (e)		1,720,000	1,790,984

TOTAL ZAMBIA			7,654,239
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $1,993,816,427)			2,007,298,459

Non-Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Information Technology - 0.1%
Software - 0.1%
Strategy Inc 11.5% (m) (Cost $2,773,251)	31,700	3,162,075

Preferred Securities - 2.8%
	Principal Amount (a)	Value ($)
FRANCE - 0.3%
Financials - 0.3%
Banks - 0.3%
BNP Paribas SA 7.2% (e)(h)(o)	3,890,000	3,923,871
BNP Paribas SA 7.45% (e)(h)(o)	2,915,000	3,094,298

TOTAL FRANCE		7,018,169
UNITED KINGDOM - 0.1%
Financials - 0.1%
Banks - 0.1%
HSBC Holdings PLC 6.75% (h)(o)	880,000	897,447
HSBC Holdings PLC 7% (h)(o)	1,345,000	1,382,153

TOTAL UNITED KINGDOM		2,279,600
UNITED STATES - 2.4%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Energy Transfer LP 6.625% (h)(o)	2,320,000	2,371,434
Energy Transfer LP Series G, 7.125% (h)(o)	2,650,000	2,807,698
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.0241% (h)(i)(o)	7,250,000	7,367,880
Sunoco LP 7.875% (e)(h)(o)	4,725,000	4,937,492
TOTAL ENERGY		17,484,504
Financials - 1.2%
Banks - 0.7%
Bank of America Corp 6.25% (h)(o)	2,505,000	2,533,881
BW Real Estate Inc 9.5% (e)(h)(o)	2,279,000	2,338,730
Citigroup Inc 6.5% (h)(o)	1,340,000	1,366,546
Citigroup Inc 6.625% (h)(o)	1,245,000	1,292,585
JPMorgan Chase & Co 6.1% (h)(o)	6,570,000	6,570,001
Wells Fargo & Co 6.125% (h)(o)	4,065,000	4,108,837
		18,210,580
Consumer Finance - 0.5%
Ally Financial Inc 4.7% (d)(h)(o)	5,463,000	5,501,573
Ally Financial Inc 4.7% (d)(h)(o)	3,275,000	3,182,404
Ally Financial Inc 5 year U.S. Treasury Index + 0%, 7.1% (h)(i)(o)	3,485,000	3,482,257
		12,166,234
Insurance - 0.0%
Alliant Holdings LP 10.5% (b)(h)(o)	860,680	853,180
TOTAL FINANCIALS		31,229,994
Industrials - 0.5%
Trading Companies & Distributors - 0.5%
Aircastle Ltd 5.25% (e)(h)(o)	3,135,000	3,150,086
Sumisho Air Lease Corp 4.125% (h)(o)	8,851,000	8,779,435
Sumisho Air Lease Corp 4.65% (h)(o)	3,144,000	3,148,210
TOTAL INDUSTRIALS		15,077,731
TOTAL UNITED STATES		63,792,229
TOTAL PREFERRED SECURITIES (Cost $68,246,236)		73,089,998

U.S. Treasury Obligations - 2.2%
	Yield (%) (s)	Principal Amount (a)	Value ($)
US Treasury Bonds 4.625% 2/15/2046	4.57 to 4.91	5,875,000	5,610,625
US Treasury Notes 4% 2/15/2034	3.97 to 4.74	53,926,000	52,969,656
TOTAL U.S. TREASURY OBLIGATIONS (Cost $58,814,737)			58,580,281

Money Market Funds - 15.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (t)	3.69	142,191,639	142,220,077
Fidelity Securities Lending Cash Central Fund (t)(u)	3.69	254,115,427	254,140,839
TOTAL MONEY MARKET FUNDS (Cost $396,360,916)			396,360,916

TOTAL INVESTMENT IN SECURITIES - 110.2% (Cost $2,887,335,424)	2,913,597,033
NET OTHER ASSETS (LIABILITIES) - (10.2)%	(270,306,957)
NET ASSETS - 100.0%	2,643,290,076

Currency Abbreviations
EUR	-	European Monetary Unit (Euro)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security.
(c)	Non-income producing.
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,703,089,144 or 64.4% of net assets.

(f)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $3,509,531 or 0.1% of net assets.

(g)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(h)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(k)	Non-income producing - Security is in default.
(l)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $195,827 and $169,880, respectively.

(m)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(n)	Zero coupon bond which is issued at a discount.
(o)	Security is perpetual in nature with no stated maturity date.
(p)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,215,367 or 1.6% of net assets.

(q)	Affiliated fund.
(r)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(s)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(t)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(u)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Company LLC	4/15/2022 - 4/2/2026	43,712,111

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	57,883,431	1,472,575,853	1,388,243,172	3,112,782	3,965	-	142,220,077	142,191,639	0.2%
Fidelity Securities Lending Cash Central Fund	175,510,260	998,676,450	920,046,475	1,159,332	604	-	254,140,839	254,115,427	0.7%
Total	233,393,691	2,471,252,303	2,308,289,647	4,272,114	4,569	-	396,360,916

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	37,756,949	5,280,246	-	4,746,903	-	(288,485)	42,215,367	4,507,059
	37,756,949	5,280,246	-	4,746,903	-	(288,485)	42,215,367

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	42,215,367	-	42,215,367	-

Asset-Backed Securities	433,796	-	433,796	-

Bank Loan Obligations
Communication Services	15,118,321	-	15,118,321	-
Consumer Discretionary	59,089,127	-	59,089,127	-
Consumer Staples	3,237,834	-	3,200,147	37,687
Energy	20,027,340	-	17,760,495	2,266,845
Financials	8,127,457	-	6,246,457	1,881,000
Health Care	19,859,344	-	19,097,746	761,598
Industrials	34,226,171	-	34,226,171	-
Information Technology	4,483,636	-	4,483,636	-
Materials	60,863,372	-	60,863,372	-
Utilities	5,036,913	-	5,036,913	-

Common Stocks
Communication Services	3,180,713	-	-	3,180,713
Consumer Staples	12	-	-	12
Energy	7,759,638	-	-	7,759,638
Health Care	5,828,532	3,971,270	-	1,857,262
Information Technology	5,508,314	1,915,390	-	3,592,924

Convertible Corporate Bonds
Communication Services	5,988,195	-	5,988,195	-
Energy	13,890,020	-	13,890,020	-
Financials	11,145,582	-	11,145,582	-
Industrials	4,957,442	-	4,957,442	-
Information Technology	25,224,266	-	25,224,266	-
Utilities	7,836,401	-	7,836,401	-

Convertible Preferred Stocks
Consumer Discretionary	3,315,175	-	3,315,175	-
Financials	4,846,363	-	-	4,846,363
Information Technology	2,905,973	-	2,905,973	-

Non-Convertible Corporate Bonds
Communication Services	257,353,019	-	257,353,019	-
Consumer Discretionary	254,578,500	-	254,578,500	-
Consumer Staples	45,472,256	-	45,472,256	-
Energy	276,335,447	-	276,335,447	-
Financials	192,139,737	-	192,139,737	-
Health Care	174,132,811	-	174,132,811	-
Industrials	249,141,146	-	249,141,146	-
Information Technology	97,530,219	-	97,530,219	-
Materials	251,671,227	-	251,671,227	-
Real Estate	68,451,126	-	68,451,126	-
Utilities	140,492,971	-	140,480,789	12,182

Non-Convertible Preferred Stocks
Information Technology	3,162,075	3,162,075	-	-

Preferred Securities
Energy	17,484,504	-	17,484,504	-
Financials	40,527,763	-	39,674,583	853,180
Industrials	15,077,731	-	15,077,731	-

U.S. Treasury Obligations	58,580,281	-	58,580,281	-

Money Market Funds	396,360,916	396,360,916	-	-
Total Investments in Securities:	2,913,597,033	405,409,651	2,481,137,978	27,049,404
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2026 ($)
Bank Loan Obligations	4,878,521	18,074	(437,772)	5,272,189	(3,170,684)	123,556	148,950	(1,885,704)	4,947,130	(393,519)
Common Stocks	23,781,660	23,952,485	(3,865,401)	4,455,374	(31,933,569)	-	-	-	16,390,549	(3,799,436)
Convertible Preferred Stocks	-	-	853,875	3,992,488	-	-	-	-	4,846,363	853,875
Preferred Securities	845,578	-	7,602	-	-	-	-	-	853,180	7,602
Non-Convertible Corporate Bonds	2,726,731	(795,383)	(834,269)	918,045	(3,790,982)	(17,360)	1,805,400	-	12,182	(835,323)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $276,008,725) - See accompanying schedule:
Unaffiliated issuers (cost $2,447,262,397)	$2,475,020,750
Fidelity Central Funds (cost $396,360,916)	396,360,916
Other affiliated issuers (cost $43,712,111)	42,215,367

Total Investment in Securities (cost $2,887,335,424)		$2,913,597,033
Cash		1,344,074
Receivable for investments sold
Regular delivery		13,404,002
Delayed delivery		460,000
Receivable for fund shares sold		4,185,632
Interest receivable		35,805,942
Distributions receivable from Fidelity Central Funds		450,708
Prepaid expenses		729
Other receivables		1,401
Total assets		2,969,249,521
Liabilities
Payable for investments purchased
Regular delivery	$53,064,270
Delayed delivery	12,182,283
Payable for fund shares redeemed	3,874,894
Distributions payable	1,456,605
Accrued management fee	1,155,356
Other payables and accrued expenses	85,802
Collateral on securities loaned	254,140,235
Total liabilities		325,959,445
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$2,643,290,076
Net Assets consist of:
Paid in capital		$2,831,850,548
Total accumulated earnings (loss)		(188,560,472)
Net Assets		$2,643,290,076
Net Asset Value, offering price and redemption price per share ($2,643,290,076 ÷ 276,790,992 shares)		$9.55
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends:
Unaffiliated issuers		$4,508,819
Affiliated issuers		4,569,487
Interest		192,397,303
Income from Fidelity Central Funds (including $1,159,332 from security lending)		4,272,114
Security lending		442
Total income		205,748,165
Expenses
Management fee	$14,759,192
Custodian fees and expenses	37,646
Independent trustees' fees and expenses	8,984
Registration fees	56,848
Audit fees	98,462
Legal	13,118
Miscellaneous	8,471
Total expenses before reductions	14,982,721
Expense reductions	(250,322)
Total expenses after reductions		14,732,399
Net Investment income (loss)		191,015,766
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	73,480,907
Fidelity Central Funds	4,569
Foreign currency transactions	(3,884)
Capital gain distributions from underlying funds:
Affiliated issuers	177,416
Total net realized gain (loss)		73,659,008
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	53,823,671
Affiliated issuers	(288,485)
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		53,535,227
Net gain (loss)		127,194,235
Net increase (decrease) in net assets resulting from operations		$318,210,001
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$191,015,766	$116,438,243
Net realized gain (loss)	73,659,008	(12,543,160)
Change in net unrealized appreciation (depreciation)	53,535,227	36,840,995
Net increase (decrease) in net assets resulting from operations	318,210,001	140,736,078
Distributions to shareholders	(178,828,003)	(107,231,543)

Share transactions
Proceeds from sales of shares	1,711,425,466	1,095,780,590
Reinvestment of distributions	157,959,591	101,663,173
Cost of shares redeemed	(1,597,352,965)	(563,970,109)

Net increase (decrease) in net assets resulting from share transactions	272,032,092	633,473,654
Total increase (decrease) in net assets	411,414,090	666,978,189

Net Assets
Beginning of period	2,231,875,986	1,564,897,797
End of period	$2,643,290,076	$2,231,875,986

Other Information
Shares
Sold	182,153,466	120,329,496
Issued in reinvestment of distributions	16,734,010	11,123,143
Redeemed	(168,672,503)	(61,864,239)
Net increase (decrease)	30,214,973	69,588,400

Financial Highlights
Fidelity® SAI High Income Fund

Years ended April 30,	2026	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.05	$8.84	$8.67	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.649	.624	.557	.491	.388
Net realized and unrealized gain (loss)	.455	.161	.118	(.510)	(.879)
Total from investment operations	1.104	.785	.675	(.019)	(.491)
Distributions from net investment income	(.604)	(.575)	(.505)	(.461)	(.345)
Distributions from net realized gain	-	-	-	-	(.014)
Total distributions	(.604)	(.575)	(.505)	(.461)	(.359)
Net asset value, end of period	$9.55	$9.05	$8.84	$8.67	$9.15
Total Return D,E	12.49%	9.00%	8.05%	(.07)%	(5.10)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.54%	.56%	.56%	.60%	.60% H
Expenses net of fee waivers, if any	.53%	.55%	.55%	.60%	.60% H
Expenses net of all reductions, if any	.53%	.55%	.55%	.60%	.60% H
Net investment income (loss)	6.89%	6.85%	6.43%	5.65%	4.06% H
Supplemental Data
Net assets, end of period (000 omitted)	$2,643,290	$2,231,876	$1,564,898	$1,640,305	$2,481,365
Portfolio turnover rate I	90%	59%	48%	32%	59% H,J

AFor the period May 13, 2021 (commencement of operations) through April 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity SAI High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is an affiliated limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2026 was 9.59%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying funds, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, certain conversion ratio adjustments, capital loss carryforwards, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$99,752,698
Gross unrealized depreciation	(53,826,735)
Net unrealized appreciation (depreciation)	$45,925,963
Tax Cost	$2,867,671,070

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,977,895
Capital loss carryforward	$(243,464,371)
Net unrealized appreciation (depreciation) on securities and other investments	$45,926,004

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(95,855,048)
Long-term	(147,609,323)
Total capital loss carryforward	$(243,464,371)

The tax character of distributions paid was as follows:
	April 30, 2026	April 30, 2025
Ordinary Income	$178,828,003	$107,231,543

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity SAI High Income Fund	Fidelity Private Credit Company LLC	3,500,000	-
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI High Income Fund	2,498,463,478	2,295,117,603
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .532% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI High Income Fund	1,712

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI High Income Fund	1,260,273	1,333,029	416,572
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity SAI High Income Fund	3,311
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI High Income Fund	123,492	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity SAI High Income Fund	32,162,155
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2027. During the period, this waiver reduced the Fund's management fee by $213,094.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $37,228.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI High Income Fund	27%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2026 and for the period May 13, 2021 (commencement of operations) through April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the four years in the period ended April 30, 2026 and for the period May 13, 2021 (commencement of operations) through April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $178,828,003 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9901441.104
SAH-ANN-0626
Fidelity® Healthy Future Fund

Annual Report
April 30, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Healthy Future Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
BELGIUM - 1.9%
Health Care - 1.9%
Pharmaceuticals - 1.9%
UCB SA (a)	1,051	285,187
BRAZIL - 0.4%
Industrials - 0.4%
Electrical Equipment - 0.4%
ASTA Energy Solutions AG	878	57,087
CANADA - 0.6%
Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.6%
Celestica Inc (United States) (a)	225	92,158
CHINA - 0.6%
Health Care - 0.5%
Pharmaceuticals - 0.5%
Consun Pharmaceutical Group Ltd	33,038	68,460
Industrials - 0.1%
Electrical Equipment - 0.1%
Sigenergy Technology Co Ltd H Shares	200	14,642
TOTAL CHINA		83,102
DENMARK - 1.3%
Industrials - 1.1%
Electrical Equipment - 1.1%
Vestas Wind Systems A/S	5,496	168,999
Materials - 0.2%
Chemicals - 0.2%
Novonesis Novozymes B Series B	472	29,002
TOTAL DENMARK		198,001
FINLAND - 0.9%
Consumer Discretionary - 0.5%
Textiles, Apparel & Luxury Goods - 0.5%
Amer Sports Inc (a)	2,150	75,401
Materials - 0.4%
Paper & Forest Products - 0.4%
UPM-Kymmene Oyj	1,835	54,853
TOTAL FINLAND		130,254
FRANCE - 4.1%
Consumer Discretionary - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
Kering SA	231	63,551
Consumer Staples - 1.8%
Food Products - 0.9%
Danone SA	1,724	135,072
Personal Care Products - 0.9%
L'Oreal SA	298	128,025
TOTAL CONSUMER STAPLES		263,097
Financials - 0.6%
Capital Markets - 0.6%
Amundi SA (b)(c)	862	83,161
Health Care - 0.6%
Biotechnology - 0.6%
Abivax SA ADR (a)	747	87,683
Industrials - 0.8%
Electrical Equipment - 0.8%
Nexans SA	626	116,157
TOTAL FRANCE		613,649
GERMANY - 2.2%
Health Care - 0.6%
Health Care Providers & Services - 0.6%
Fresenius SE & Co KGaA	1,744	84,461
Information Technology - 1.6%
Semiconductors & Semiconductor Equipment - 1.6%
Infineon Technologies AG	3,550	238,757
TOTAL GERMANY		323,218
GREECE - 0.8%
Consumer Staples - 0.8%
Food Products - 0.8%
Kri-Kri Milk Industry SA	4,181	120,468
HONG KONG - 4.3%
Financials - 4.3%
Insurance - 4.3%
AIA Group Ltd	58,088	637,735
ITALY - 1.8%
Consumer Discretionary - 0.7%
Household Durables - 0.7%
De' Longhi SpA	2,544	98,649
Health Care - 1.1%
Pharmaceuticals - 1.1%
Recordati Industria Chimica e Farmaceutica SpA	2,926	170,469
TOTAL ITALY		269,118
JAPAN - 6.7%
Consumer Discretionary - 1.9%
Household Durables - 1.9%
Panasonic Holdings Corp	13,725	280,756
Consumer Staples - 1.2%
Food Products - 1.2%
Ajinomoto Co Inc	5,624	180,758
Financials - 1.1%
Insurance - 1.1%
Sompo Holdings Inc	4,276	159,133
Industrials - 2.5%
Industrial Conglomerates - 2.5%
Hitachi Ltd	11,695	371,882
TOTAL JAPAN		992,529
NETHERLANDS - 2.0%
Financials - 0.8%
Insurance - 0.8%
NN Group NV	1,375	119,903
Health Care - 1.2%
Biotechnology - 1.2%
Argenx SE (a)	234	183,509
TOTAL NETHERLANDS		303,412
SPAIN - 0.7%
Utilities - 0.7%
Independent Power and Renewable Electricity Producers - 0.7%
Solaria Energia y Medio Ambiente SA (a)	3,436	98,034
SWEDEN - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Swedish Orphan Biovitrum AB B Shares (a)	822	38,086
SWITZERLAND - 0.9%
Health Care - 0.9%
Pharmaceuticals - 0.9%
Galderma Group AG	608	127,554
TAIWAN - 1.9%
Information Technology - 1.9%
Semiconductors & Semiconductor Equipment - 1.9%
Taiwan Semiconductor Manufacturing Co Ltd ADR	726	287,540
UNITED KINGDOM - 8.1%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.6%
Zegona Communications plc	3,791	90,895
Consumer Discretionary - 0.6%
Leisure Products - 0.6%
Games Workshop Group PLC	339	89,906
Consumer Staples - 2.9%
Household Products - 0.8%
Reckitt Benckiser Group PLC	1,789	113,831
Personal Care Products - 2.1%
Unilever PLC	5,460	318,401
TOTAL CONSUMER STAPLES		432,232
Financials - 1.1%
Insurance - 1.1%
Hiscox Ltd	7,516	158,320
Information Technology - 1.9%
Electronic Equipment, Instruments & Components - 1.9%
Halma PLC	2,913	174,688
Oxford Instruments PLC	2,748	107,917
TOTAL INFORMATION TECHNOLOGY		282,605
Utilities - 1.0%
Electric Utilities - 1.0%
SSE PLC	4,190	150,020
TOTAL UNITED KINGDOM		1,203,978
UNITED STATES - 59.4%
Consumer Discretionary - 7.1%
Automobiles - 4.3%
Tesla Inc (a)	1,658	632,743
Hotels, Restaurants & Leisure - 0.5%
Hilton Worldwide Holdings Inc	241	78,100
Household Durables - 1.0%
SharkNinja Inc (a)	1,285	148,456
Specialty Retail - 1.3%
TJX Cos Inc/The	824	129,162
Warby Parker Inc Class A (a)	2,807	62,091
		191,253
TOTAL CONSUMER DISCRETIONARY		1,050,552
Consumer Staples - 5.5%
Consumer Staples Distribution & Retail - 0.7%
Sprouts Farmers Market Inc (a)	1,326	108,533
Household Products - 3.9%
Procter & Gamble Co/The	3,882	571,003
Personal Care Products - 0.9%
Estee Lauder Cos Inc/The Class A	1,745	133,859
TOTAL CONSUMER STAPLES		813,395
Financials - 6.4%
Financial Services - 1.3%
Apollo Global Management Inc	1,537	197,843
Insurance - 5.1%
Chubb Ltd	1,203	393,381
Hartford Insurance Group Inc/The	1,326	181,410
MetLife Inc	563	45,096
Reinsurance Group of America Inc	615	130,048
		749,935
TOTAL FINANCIALS		947,778
Health Care - 27.6%
Biotechnology - 5.8%
Alnylam Pharmaceuticals Inc (a)	622	192,503
Biogen Inc (a)	784	148,396
Gilead Sciences Inc	2,698	353,007
Insmed Inc (a)	434	59,167
Regeneron Pharmaceuticals Inc	98	69,292
Revolution Medicines Inc (a)	100	14,412
Viridian Therapeutics Inc (a)	1,510	20,355
		857,132
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	2,316	210,270
Boston Scientific Corp (a)	1,154	66,482
Insulet Corp (a)	315	54,224
Penumbra Inc (a)	127	41,462
TransMedics Group Inc (a)	520	52,411
		424,849
Health Care Providers & Services - 10.5%
BrightSpring Health Services Inc (a)	3,693	177,153
Cencora Inc	459	141,377
CVS Health Corp	6,168	513,733
LifeStance Health Group Inc (a)	20,098	152,142
UnitedHealth Group Inc	1,541	570,910
		1,555,315
Life Sciences Tools & Services - 3.2%
Danaher Corp	1,336	239,077
QIAGEN NV (Germany)	1,366	46,549
Thermo Fisher Scientific Inc	424	203,079
		488,705
Pharmaceuticals - 5.3%
Johnson & Johnson	2,142	492,339
Royalty Pharma PLC Class A	3,101	155,329
Structure Therapeutics Inc ADR (a)	908	37,636
Viatris Inc	6,782	101,323
		786,627
TOTAL HEALTH CARE		4,112,628
Industrials - 0.4%
Ground Transportation - 0.4%
Uber Technologies Inc (a)	866	64,612
Information Technology - 8.4%
Communications Equipment - 0.5%
Lumentum Holdings Inc (a)	83	74,892
Semiconductors & Semiconductor Equipment - 7.9%
Aehr Test Systems (a)	886	80,236
Monolithic Power Systems Inc	59	95,250
NVIDIA Corp	5,039	1,005,634
		1,181,120
TOTAL INFORMATION TECHNOLOGY		1,256,012
Real Estate - 2.8%
Health Care REITs - 2.8%
Welltower Inc	1,937	420,988
Utilities - 1.2%
Electric Utilities - 1.2%
NextEra Energy Inc	1,771	173,345
TOTAL UNITED STATES		8,839,310
TOTAL COMMON STOCKS (Cost $11,859,506)		14,700,420

Money Market Funds - 0.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $89,113)	3.69	89,095	89,113

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $11,948,619)	14,789,533
NET OTHER ASSETS (LIABILITIES) - 0.6%	92,769
NET ASSETS - 100.0%	14,882,302

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $83,161 or 0.6% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $83,161 or 0.6% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	216,032	6,700,886	6,827,835	7,867	29	1	89,113	89,095	0.0%
Total	216,032	6,700,886	6,827,835	7,867	29	1	89,113

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	90,895	90,895	-	-
Consumer Discretionary	1,658,815	1,314,508	344,307	-
Consumer Staples	1,809,950	1,061,888	748,062	-
Financials	2,106,030	1,309,162	796,868	-
Health Care	5,158,037	4,694,053	463,984	-
Industrials	793,379	237,856	555,523	-
Information Technology	2,157,072	1,918,315	238,757	-
Materials	83,855	54,853	29,002	-
Real Estate	420,988	420,988	-	-
Utilities	421,399	271,379	150,020	-

Money Market Funds	89,113	89,113	-	-
Total Investments in Securities:	14,789,533	11,463,010	3,326,523	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,859,506)	$14,700,420
Fidelity Central Funds (cost $89,113)	89,113

Total Investment in Securities (cost $11,948,619)		$14,789,533
Cash		7,901
Foreign currency held at value (cost $1,143)		1,151
Receivable for investments sold		88,563
Receivable for fund shares sold		1,376
Dividends receivable		24,651
Reclaims receivable		11,686
Distributions receivable from Fidelity Central Funds		311
Prepaid expenses		4
Receivable from investment adviser for expense reductions		49,434
Total assets		14,974,610
Liabilities
Payable for investments purchased	$43,492
Payable for fund shares redeemed	1,033
Accrued management fee	10,130
Distribution and service plan fees payable	2,593
Audit fee payable	34,868
Other payables and accrued expenses	192
Total liabilities		92,308
Net Assets		$14,882,302
Net Assets consist of:
Paid in capital		$11,863,193
Total accumulated earnings (loss)		3,019,109
Net Assets		$14,882,302

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($2,364,859 ÷ 168,058 shares)(a)		$14.07
Maximum offering price per share (100/94.25 of $14.07)		$14.93
Class M :
Net Asset Value and redemption price per share ($3,620,159 ÷ 259,359 shares)(a)		$13.96
Maximum offering price per share (100/96.50 of $13.96)		$14.47
Class C :
Net Asset Value and offering price per share ($765,157 ÷ 55,803 shares)(a)		$13.71
Fidelity Healthy Future Fund :
Net Asset Value, offering price and redemption price per share ($7,723,863 ÷ 545,601 shares)		$14.16
Class I :
Net Asset Value, offering price and redemption price per share ($194,348 ÷ 13,709 shares)		$14.18
Class Z :
Net Asset Value, offering price and redemption price per share ($213,916 ÷ 15,034 shares)		$14.23
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$194,353
Special dividends		31,125
Income from Fidelity Central Funds		7,867
Total income		233,345
Expenses
Management fee	$120,655
Distribution and service plan fees	31,354
Custodian fees and expenses	2,891
Independent trustees' fees and expenses	48
Registration fees	96,482
Audit fees	44,879
Legal	594
Miscellaneous	240
Total expenses before reductions	297,143
Expense reductions	(114,161)
Total expenses after reductions		182,982
Net Investment income (loss)		50,363
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	259,190
Fidelity Central Funds	29
Foreign currency transactions	2,782
Total net realized gain (loss)		262,001
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,599,349
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(432)
Total change in net unrealized appreciation (depreciation)		1,598,918
Net gain (loss)		1,860,919
Net increase (decrease) in net assets resulting from operations		$1,911,282
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,363	$(7,600)
Net realized gain (loss)	262,001	302,560
Change in net unrealized appreciation (depreciation)	1,598,918	7,757
Net increase (decrease) in net assets resulting from operations	1,911,282	302,717
Distributions to shareholders	(213,083)	(7,430)

Share transactions - net increase (decrease)	122,602	3,495,855
Total increase (decrease) in net assets	1,820,801	3,791,142

Net Assets
Beginning of period	13,061,501	9,270,359
End of period	$14,882,302	$13,061,501

Financial Highlights
Fidelity Advisor® Healthy Future Fund Class A

Years ended April 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.49	$11.92	$10.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04 D	(.02)	(.01)	(.01)
Net realized and unrealized gain (loss)	1.73	.59	1.36	.58
Total from investment operations	1.77	.57	1.35	.57
Distributions from net investment income	(.08)	-	-	-
Distributions from net realized gain	(.11)	-	-	-
Total distributions	(.19)	-	-	-
Net asset value, end of period	$14.07	$12.49	$11.92	$10.57
Total Return E,F,G	14.27%	4.78%	12.77%	5.70%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.15%	2.19%	3.08%	9.78% J,K
Expenses net of fee waivers, if any	1.30%	1.30%	1.29%	1.29% J
Expenses net of all reductions, if any	1.30%	1.30%	1.29%	1.29% J
Net investment income (loss)	.31% D	(.12)%	(.05)%	(.09)% J
Supplemental Data
Net assets, end of period (000 omitted)	$2,365	$1,288	$854	$205
Portfolio turnover rate L	80%	48%	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .10%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class M

Years ended April 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.40	$11.86	$10.54	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.01 D	(.05)	(.03)	(.03)
Net realized and unrealized gain (loss)	1.72	.59	1.35	.57
Total from investment operations	1.73	.54	1.32	.54
Distributions from net investment income	(.06)	-	-	-
Distributions from net realized gain	(.11)	-	-	-
Total distributions	(.17)	-	-	-
Net asset value, end of period	$13.96	$12.40	$11.86	$10.54
Total Return E,F,G	14.01%	4.55%	12.52%	5.40%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.35%	2.39%	3.46%	10.17% J,K
Expenses net of fee waivers, if any	1.55%	1.55%	1.54%	1.54% J
Expenses net of all reductions, if any	1.55%	1.55%	1.53%	1.54% J
Net investment income (loss)	.06% D	(.37)%	(.29)%	(.34)% J
Supplemental Data
Net assets, end of period (000 omitted)	$3,620	$3,563	$1,565	$136
Portfolio turnover rate L	80%	48%	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.15)%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class C

Years ended April 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.21	$11.75	$10.49	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.06) D	(.11)	(.09)	(.08)
Net realized and unrealized gain (loss)	1.70	.57	1.35	.57
Total from investment operations	1.64	.46	1.26	.49
Distributions from net investment income	(.03)	-	-	-
Distributions from net realized gain	(.11)	-	-	-
Total distributions	(.14)	-	-	-
Net asset value, end of period	$13.71	$12.21	$11.75	$10.49
Total Return E,F,G	13.48%	3.91%	12.01%	4.90%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.85%	2.93%	3.94%	10.48% J,K
Expenses net of fee waivers, if any	2.05%	2.05%	2.04%	2.04% J
Expenses net of all reductions, if any	2.05%	2.05%	2.03%	2.04% J
Net investment income (loss)	(.44)% D	(.87)%	(.80)%	(.84)% J
Supplemental Data
Net assets, end of period (000 omitted)	$765	$701	$262	$130
Portfolio turnover rate L	80%	48%	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.65)%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the contingent deferred sales charge.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Healthy Future Fund

Years ended April 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.56	$11.97	$10.59	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.08 D	.02	.02	.02
Net realized and unrealized gain (loss)	1.74	.58	1.37	.57
Total from investment operations	1.82	.60	1.39	.59
Distributions from net investment income	(.11)	(.01)	(.01)	-
Distributions from net realized gain	(.11)	-	-	-
Total distributions	(.22)	(.01)	(.01)	-
Net asset value, end of period	$14.16	$12.56	$11.97	$10.59
Total Return E,F	14.59%	5.03%	13.12%	5.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.81%	1.82%	2.79%	9.38% I,J
Expenses net of fee waivers, if any	1.05%	1.06%	1.04%	1.04% I
Expenses net of all reductions, if any	1.05%	1.05%	1.04%	1.04% I
Net investment income (loss)	.56% D	.13%	.20%	.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$7,724	$7,136	$6,309	$3,376
Portfolio turnover rate K	80%	48%	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .35%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class I

Years ended April 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.56	$11.97	$10.59	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.08 D	.02	.02	.02
Net realized and unrealized gain (loss)	1.74	.58	1.37	.57
Total from investment operations	1.82	.60	1.39	.59
Distributions from net investment income	(.09)	(.01)	(.01)	-
Distributions from net realized gain	(.11)	-	-	-
Total distributions	(.20)	(.01)	(.01)	-
Net asset value, end of period	$14.18	$12.56	$11.97	$10.59
Total Return E,F	14.62%	5.00%	13.12%	5.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.86%	1.93%	2.82%	9.48% I,J
Expenses net of fee waivers, if any	1.05%	1.06%	1.04%	1.05% I
Expenses net of all reductions, if any	1.05%	1.05%	1.04%	1.04% I
Net investment income (loss)	.56% D	.13%	.20%	.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$194	$207	$159	$115
Portfolio turnover rate K	80%	48%	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .35%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class Z

Years ended April 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.60	$12.00	$10.61	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10 D	.04	.04	.03
Net realized and unrealized gain (loss)	1.75	.58	1.36	.58
Total from investment operations	1.85	.62	1.40	.61
Distributions from net investment income	(.11)	(.02)	(.01)	-
Distributions from net realized gain	(.11)	-	-	-
Total distributions	(.22)	(.02)	(.01)	-
Net asset value, end of period	$14.23	$12.60	$12.00	$10.61
Total Return E,F	14.81%	5.17%	13.19%	6.10%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.77%	1.75%	2.60%	9.34% I,J
Expenses net of fee waivers, if any	.90%	.90%	.89%	.90% I
Expenses net of all reductions, if any	.90%	.90%	.89%	.89% I
Net investment income (loss)	.71% D	.28%	.35%	.31% I
Supplemental Data
Net assets, end of period (000 omitted)	$214	$168	$122	$107
Portfolio turnover rate K	80%	48%	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .50%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Healthy Future Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Healthy Future Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,344,215
Gross unrealized depreciation	(582,901)
Net unrealized appreciation (depreciation)	$2,761,314
Tax Cost	$12,028,219

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,898
Undistributed long-term capital gain	$252,660
Net unrealized appreciation (depreciation) on securities and other investments	$2,762,551

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$93,615	$ 7,430
Long-term Capital Gains	119,468	-
Total	$213,083	$ 7,430

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Healthy Future Fund	11,436,216	11,329,821

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Fidelity Healthy Future Fund	.87
Class I	.85
Class Z	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Fidelity Healthy Future Fund	.81
Class I	.85
Class Z	.71

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	5,156	1,520
Class M	.25%	.25%	18,558	317
Class C	.75%	.25%	7,640	1,312
			31,354	3,149
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	1,545
Class M	49
1,594

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Healthy Future Fund	58

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Healthy Future Fund	257,754	531,870	35,420
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Healthy Future Fund	18
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2027. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.30%	17,638
Class M	1.55%	29,694
Class C	2.05%	6,092
Fidelity Healthy Future Fund	1.05%	57,579
Class I	1.05%	1,616
Class Z	.90%	1,542
		114,161
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Healthy Future Fund
Distributions to shareholders
Class A	$28,783	$ -
Class M	46,868	-
Class C	7,758	-
Fidelity Healthy Future Fund	123,779	7,004
Class I	3,077	95
Class Z	2,818	331
Total	$213,083	$7,430

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2026	Year ended April 30, 2025	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Healthy Future Fund
Class A
Shares sold	88,260	59,979	$1,163,328	$791,790
Reinvestment of distributions	2,181	-	28,782	-
Shares redeemed	(25,516)	(28,480)	(347,812)	(377,327)
Net increase (decrease)	64,925	31,499	$844,298	$414,463
Class M
Shares sold	21,245	271,594	$289,615	$3,493,791
Reinvestment of distributions	3,560	-	46,272	-
Shares redeemed	(52,881)	(116,139)	(717,070)	(1,471,021)
Net increase (decrease)	(28,076)	155,455	$(381,183)	$2,022,770
Class C
Shares sold	2,845	45,543	$38,824	$570,668
Reinvestment of distributions	613	-	7,758	-
Shares redeemed	(5,010)	(10,460)	(66,246)	(135,860)
Net increase (decrease)	(1,552)	35,083	$(19,664)	$434,808
Fidelity Healthy Future Fund
Shares sold	178,667	280,823	$2,436,981	$3,681,706
Reinvestment of distributions	8,274	482	110,830	6,247
Shares redeemed	(209,650)	(240,206)	(2,852,833)	(3,145,561)
Net increase (decrease)	(22,709)	41,099	$(305,022)	$542,392
Class I
Shares sold	1,989	8,811	$26,096	$114,776
Reinvestment of distributions	232	7	3,077	95
Shares redeemed	(4,974)	(5,683)	(66,712)	(72,106)
Net increase (decrease)	(2,753)	3,135	$(37,539)	$42,765
Class Z
Shares sold	4,146	8,588	$54,829	$109,197
Reinvestment of distributions	181	17	2,442	224
Shares redeemed	(2,596)	(5,431)	(35,559)	(70,764)
Net increase (decrease)	1,731	3,174	$21,712	$38,657

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Healthy Future Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Healthy Future Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2026 and for the period May 24, 2022 (commencement of operations) through April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the three years in the period ended April 30, 2026 and for the period May 24, 2022 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $266,629, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $2,384 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

A percentage of the dividends distributed during the fiscal year for the following fund qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity Healthy Future Fund	Class I	Class Z

December 12, 2025	81%	100%	-%	52%	65%	50%
December 29, 2025	62%	62%	62%	62%	62%	62%

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity Healthy Future Fund	Class I	Class Z

December 12, 2025	100%	100%	-%	100%	100%	100%
December 29, 2025	100%	100%	100%	100%	100%	100%

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9904957.103
HWF-ANN-0626

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 22, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	June 22, 2026